LAUDUS TRUST
STATEMENT OF ADDITIONAL INFORMATION
LAUDUS MONDRIAN INTERNATIONAL EQUITY FUND
LAUDUS MONDRIAN GLOBAL EQUITY FUND
LAUDUS MONDRIAN EMERGING MARKETS FUND
LAUDUS MONDRIAN INTERNATIONAL FIXED INCOME FUND
JULY 29, 2009
As Amended March 11, 2010
The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the funds’ prospectus dated July 29, 2009. To obtain a free copy of the prospectus, please contact Laudus Trust at P.O. Box 8032, Boston, Massachusetts 02266 or visit the funds’ website at www.laudus.com.
Each fund is a series of the Laudus Trust (the “Trust”).
The Report of the Independent Registered Public Accounting Firm and financial statements of the funds included in the funds’ Annual Report for the period ended March 31, 2009 (the “Annual Report”) are incorporated by reference into this SAI. A copy of the funds’ Annual Report is delivered with the SAI. You can get a copy of the Annual Report by contacting the funds at: 1.888.352.8387 or visiting the funds’ website at www.laudus.com.
REG42313-04

INVESTMENT OBJECTIVES, SECURITIES, STRATEGIES, RISKS AND LIMITATIONS
Notice on Shareholder Approval. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of each of the funds may be changed without shareholder approval.
INVESTMENT OBJECTIVES
LAUDUS MONDRIAN INTERNATIONAL EQUITY FUND seeks long-term capital appreciation.
LAUDUS MONDRIAN GLOBAL EQUITY FUND seeks long-term capital appreciation.
LAUDUS MONDRIAN EMERGING MARKETS FUND seeks long-term capital appreciation.
LAUDUS MONDRIAN INTERNATIONAL FIXED INCOME FUND seeks long-term total return consistent with its value-oriented investment approach.
The following investment policies, securities, strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund’s acquisition of such security or asset unless otherwise noted. Thus, any subsequent change in values, net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. There is no guarantee the funds will achieve their objectives.
FUND INVESTMENT POLICIES
The Laudus Mondrian International Equity Fund will invest primarily in equity securities of non-U.S. large capitalization issuers, including the securities of emerging market companies, that in the Subadviser’s (as defined herein) opinion, are undervalued at the time of purchase based on fundamental value analysis employed by the Subadviser. Under normal circumstances, the fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in equity securities. The fund will notify its shareholders at least 60 days before changing this policy. The fund considers an “emerging country” to be any country except the United States, Canada, and those in the Morgan Stanley Capital International EAFE Index. In considering possible emerging countries in which the fund may invest, the Subadviser will place particular emphasis on factors such as economic conditions (including growth trends, inflation rates, and trade balances), regulatory and currency controls, accounting standards, and political and social conditions.
The Laudus Mondrian Global Equity Fund will invest in equity securities of both U.S. and non-U.S. issuers, including the securities of emerging market companies, that, is the Subadviser’s opinion, are under valued at the time of purchase based on fundamental value analysis employed be the Subadviser. It is the Laudus Mondrian Global Equity Fund’s policy that, under normal circumstances, it will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in equity securities. The fund will notify its shareholders at least 60 days before changing this policy.
It is the Laudus Mondrian Emerging Markets Fund’s policy that, under normal circumstances, it will invest at least 80% of its net assets in the securities of emerging markets issuers. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. The Subadviser considers an emerging country equity security to be one that is issued by a company that exhibits one or more of the following characteristics: (1) its principal securities trading market is in an emerging country, as defined above; (2) while traded in any market, alone or on a consolidated basis, the company derives 50% or more of its annual revenues or annual profits from either goods produced, sales made or services performed in emerging countries; or (3) the company has 50% of more of its assets located in an emerging country; or (4) it is organized under the laws of, and has a principal office in, an emerging country. The Subadviser determines eligibility based on publicly available information and inquiries made of the companies. The Fund considers an “emerging country” to be any country that is included in the International Finance Corporation Free Index or Morgan Stanley Capital International Emerging Markets Index. In addition, any country which is generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation, as well as any country that is classified by the United Nations or otherwise regarded by its authorities as developing, will be considered to be an “emerging country.” There are more than 130 countries that are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Almost every nation in the world is included within this group of developing or emerging countries except the United States, Canada, and those in the Morgan Stanley Capital International EAFE Index.
In considering possible emerging countries in which the Fund may invest, the Subadviser will place particular emphasis on factors such as economic conditions (including growth trends, inflation rates, and trade balances), regulatory and currency controls, accounting standards, and political and social conditions.
It is the Laudus Mondrian International Fixed Income Fund’s policy that, under normal circumstances, it will invest at least 80% of its net assets in fixed income securities. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
Each fund seeks to qualify as a “diversified” investment company under provisions of Subchapter M of the Internal Revenue Code, as amended; however, with the exception of the Global Equity Fund, the funds will not be diversified under the Investment Company Act of 1940, as amended. A non-diversified portfolio is believed to be subject to greater risk and volatility because adverse effects on the portfolio’s security holdings may affect a larger portion of the overall assets.
In determining whether a company is domestic or international, the funds will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company is legally organized.
INVESTMENT SECURITIES, STRATEGIES AND RISKS
The different types of investments that the funds typically may invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. Not all securities or techniques discussed below are eligible investments for each fund. A fund will make investments that are intended to help achieve its investment objective.
BANKERS’ ACCEPTANCES or notes are credit instruments evidencing a bank’s obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A fund will invest only in bankers’ acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.
BOND SUBSTITUTION is a strategy whereby a fund may, from time to time, substitute one type of investment-grade bond for another. This means that, as an example, a fund may have a higher weighting in corporate bonds and a lower weighting in U.S. Treasury securities than its index in order to increase income. This particular substitution — a corporate bond substitution — may increase a fund’s credit risk, although this may be mitigated through increased diversification in the corporate sector of the bond market.
BORROWING. A fund may borrow for temporary or emergency purposes; for example, a fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. A fund’s borrowings will be subject to interest costs. Borrowing can also involve leveraging when securities are purchased with the borrowed money.

Leveraging creates interest expenses that can exceed the income from the assets purchased with the borrowed money. In addition, leveraging may magnify changes in the net asset value of a fund’s shares and in its portfolio yield. A fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission (“SEC”). If assets used to secure a borrowing decrease in value, a fund may be required to pledge additional collateral to avoid liquidation of those assets.
Each fund may establish lines-of-credit (“lines”) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund may use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to the fund’s remaining shareholders. Each fund will pay a fee to the bank for using the lines.
BRADY BONDS. The funds may invest in Brady Bonds. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by the U.S. Treasury Secretary, Nicholas F. Brady in 1989, as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). Brady Bonds tend to be lower quality and more speculative than securities of developed country issuers.
Each fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.
Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.
CAPITAL SECURITIES are certain subordinated bank securities. They are bank obligations that fall below senior unsecured debt and deposits in liquidation. A bank’s capital comprises share capital reserves and a series of hybrid instruments also known as capital securities. These securities are used to augment equity Tier 1 and are usually in the form of subordinated debt. A capital security has to adhere to supervisory guidelines concerning its characteristics such as amount, maturity, subordination and deferral language in order to count as capital. Regulators across the world tend to look toward the Bank for International Settlements (“BIS”) for guidance in setting the capital adequacy framework for banks. Regulators use these guidelines to place limits on the proportions and type of capital (including capital securities) allowed to make up the capital base. Capital adequacy requires not just a certain quantity of capital but certain types in relationship to the nature of a bank’s assets. Capital securities may be denominated in U.S. or local currency.
CERTIFICATES OF DEPOSIT or time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. A fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits in excess of $100 million.
COMMERCIAL PAPER consists of short term, promissory notes issued by banks, corporations and other institutions to finance short term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.
CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry’s securities. Each fund will not concentrate its investments in a particular industry or group of industries.
CREDIT DEFAULT SWAPS may be entered into for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.
A fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the fund in the event of a default.
CREDIT AND LIQUIDITY supports may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance, total return and credit swap agreements and guarantees provided by foreign and domestic entities. Liquidity supports include puts, and demand features. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a fund, and affect its share price.
DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically “IOUs,” but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (“principal”) until it is paid back upon maturity.
Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Also, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. This is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price.

Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.
Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities (“bonds”) tend to have higher credit risk generally than U.S. government debt securities. Debt instruments also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- or/and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or “junk bonds.”
The market for these securities has historically been less liquid than investment grade securities.
DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the purchaser until the security is delivered. A fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could suffer losses.
DEPOSITARY RECEIPTS include American Depositary Receipts (ADRs) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), and are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.
Investments in the securities of foreign issuers may subject the funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, withholding taxes on income or possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.
Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.
Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.
DERIVATIVE INSTRUMENTS are commonly defined to include securities or contracts whose values depend on (or “derive” from) the value of one or more other assets such as securities, currencies or commodities. These “other assets” are commonly referred to as “underlying assets.”
A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward-based derivatives include forward contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and applying these structures to a wide range of underlying assets.
Risk management strategies include investment techniques designed to facilitate the sale of portfolio securities, manage the average duration of the portfolio or create or alter exposure to certain asset classes, such as equity, other debt or foreign securities.
In addition to the derivative instruments and strategies described in this SAI, the Investment Adviser (as defined herein) or Subadviser expects to discover additional derivative instruments and other hedging or risk management techniques. The investment adviser or Subadviser may utilize these new derivative instruments and techniques to the extent that they are consistent with a fund’s investment objective and permitted by a fund’s investment limitations, operating policies, and applicable regulatory authorities.
EMERGING OR DEVELOPING MARKETS exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. There are no strict definitions of what is emerging or developing versus what is considered developed and certain countries are considered emerging or developing in some indices yet developed in others.
EQUITY LINKED SECURITIES. The funds may invest a portion of their assets in equity linked securities. Equity linked securities are privately issued derivative securities which have a return component based on the performance of a single security, a basket of securities, or an index. Equity linked securities are primarily used by the funds as an alternative means to more efficiently and effectively access the securities market of what is generally an emerging country. To the extent that the funds invest in equity linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity linked securities will involve risks similar to the risks of investing in foreign securities. See “Foreign Securities” below.

The funds deposit an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the fund receives cash from the broker or custodian equal to the value of the underlying security. Aside from the market risk associated with the underlying security, there is the risk of default by the other party to the transaction. In the event of insolvency of the other party, the fund might be unable to obtain its expected benefit. In addition, while the fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the fund, there can be no assurance that the fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the fund’s ability to enter into other transactions at a time when doing so might be advantageous.
Equity linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as options. See “Options Contracts” below. Equity linked securities may be considered illiquid and thus subject to a fund’s restrictions on investments in illiquid securities. In some instances, investments in equity linked securities may also be subject to a fund’s limitations on investing in investment companies; see “Securities of Other Investment Companies” below.
EQUITY SECURITIES represent ownership interests in a company, and are commonly called “stocks.” Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company’s financial condition, market conditions and political, economic or even company-specific news. When a stock’s price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.
Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, ADRs, EDRs, GDRs, and interests in real estate investment trusts, (for more information on real estate investment trusts, “REITs”, see the section entitled “Real Estate Investment Trusts”).
Common stocks, which are probably the most recognized type of equity security, represent an equity or ownership interest in an issuer and usually entitle the owner to voting rights in the election of the corporation’s directors and any other matters submitted to the corporation’s shareholders for voting, as well as to receive dividends on such stock. The market value of common stock can fluctuate widely, as it reflects increases and decreases in an issuer’s earnings. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners, other debt holders and owners of preferred stock take precedence over the claims of common stock owners.
Preferred stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, though they may carry limited voting rights. Preferred stocks normally have preference over the corporation’s assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, a fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.
Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer’s common stock) at a specified price or ratio. A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A company may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. The convertible structure allows the holder of the convertible bond to participate in share price movements in the company’s common stock. The actual return on a convertible bond may exceed its stated yield if the company’s common stock appreciates in value and the option to convert to common stocks becomes more valuable.
Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the convertible feature. Convertible securities are also rated below investment grade (“high yield”) or are not rated, and are subject to credit risk.
Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities. In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years. There may be a small trading market for a particular convertible security at any given time, which may adversely impact market price and a fund’s ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer’s creditworthiness.
Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer’s common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company’s liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.
Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer’s convertible securities will tend not to fall as much because the convertible security’s income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.
Warrants are types of securities usually issued with bonds and preferred stock that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and the fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.
Initial Public Offering. The funds may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPOs”), and may at times dispose of those shares shortly after their acquisition. A fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.
Master Limited Partnerships (“MLPs”). MLPs are limited partnerships in which the common units are publicly traded. MLP common units are freely traded on a securities exchange or in the over-the-counter market and are generally registered with the SEC. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role, if any, in the partnership’s operations and management.
MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions”). Common and general partner interests also accrue arrearages in distributions to the extent the minimum quarterly distribution is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the minimum quarterly distribution; however, subordinated units do not accrue arrearages. Distributable cash in excess of the minimum quarterly distribution paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions are intended to encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results are intended to benefit all security holders of the MLP, however, such incentive distribution payments give rise to potential conflicts of interest between the common unit holders and the general partner.
MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The funds may purchase common units in market transactions as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.
MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and investors. Subordinated units may be purchased directly from these persons as well as newly-issued subordinated units from MLPs themselves. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the minimum quarterly distribution on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the minimum quarterly distribution prior to any incentive payments to the MLP’s general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including smaller capitalization partnerships or companies potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.
General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and, in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights, which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.
Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.
Certain MLPs are dependent on their parent companies or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions.
EXCHANGE TRADED FUNDS (“ETFs”), such as Standard and Poor’s Depositary Receipts (“SPDRs”) Trust, are investment companies that typically are registered under the 1940 Act as open-end funds or unit investment trusts (“UITs”). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. Shares of an ETF may be bought and sold throughout the day at market prices, which may be higher or lower than the shares’ net asset value. An “index-based ETF” seeks to track the performance of an index holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As with any exchange listed security, ETF shares purchased in the secondary market are subject to customary brokerage charges.
Pursuant to an exemptive order issued by the Securities and Exchange Commission to iShares and procedures approved by the funds’ Board of Trustees, each fund may invest in iShares beyond the limits set forth in Section 12(d)(1)(A) of the 1940 Act but not to exceed 25% of a fund’s total assets, provided that the fund has described exchange-traded fund investments in its prospectuses and otherwise complies with the conditions of the exemptive order and other applicable investment limitations. iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). Neither BGI nor the iShares® Funds make any representations regarding the advisability of investing in a fund.
EVENT-LINKED BONDS. Each fund may invest up to 5% of its net assets in “event-linked bonds,” which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a fund may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose a fund to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.
FIXED RATE CAPITAL SECURITIES (FRCSs) are hybrid securities that combine the features of both corporate bonds and preferred stock. FRCSs pay dividends monthly or quarterly. FRCSs are listed on major exchanges and, also, trade on the OTC markets. FRCSs are generally issued by large corporations and are rated by a national rating service organizations (“NRSOs”). FRCSs bear the creditworthiness of the corporate issuer, generally have a stated maturity (20 to 49 years), and, unlike preferred stock, are fully taxable. There are currently three types of FRCSs offered in the marketplace: direct subordinate FRCSs which are offered directly by a corporation and zero coupon partnership preferred and trust preferred FRCSs which are issued indirectly by a corporation through a conduit financing vehicle. FRCSs generally rank senior to common stock and preferred stock in a corporation’s capital structure, but have a lower security claim than the issuer’s corporate bonds. FRCSs generally offer higher yields than corporate bonds or agency securities, but they carry more risks than the higher lien debt. In addition to risks commonly associated with other fixed income securities, FRCSs are subject to certain additional risks. Many FRCs include a “special event” redemption option, allowing the issuer to redeem the securities at the liquidation value if a tax law change disallows the deductibility of payments by the issuer’s parent company, or subjects the issue to taxation separate from the parent company. FRCSs permit the deferral of payments (without declaring default), if the issuer experiences financial difficulties. Payments may be suspended for some stipulated period, usually up to five years. If the issuer defers payments, the deferred income continues to accrue for tax purposes, even though the investor does not receive cash payments. Such deferrals can only occur if the parent company stops all other stock dividend payments on both common and preferred stock classes. The treatment of investment income from trust and debt securities for federal tax purposes is uncertain and may vary depending on whether the possibility of the issuer deferring payments is, or is not, considered a remote contingency.
FIXED TIME DEPOSITS are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A fund will not invest in fixed time deposits, which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.
FOREIGN CURRENCY TRANSACTIONS. The funds that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”) with terms generally of less than one year. Funds may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.
The funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another (as in cross hedging, see below). Each fund will earmark or segregate assets for any open positions in forwards used for non-hedging purposes and mark to market daily as may be required under the federal securities laws.
A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, a fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for fund securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when the fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the fund could sustain a loss.
Funds also may engage in forward foreign currency exchange contracts to protect the value of specific portfolio positions, which is called “position hedging.” When engaging in position hedging, a fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities that the fund expects to purchase).
Buying and selling foreign currency exchange contracts involves costs and may result in losses. The ability of a fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to declines in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for the funds than if they had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund’s holdings of securities denominated in a particular currency and forward contracts into which the fund enters. Such imperfect correlation may cause a fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.
Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a fund to benefit from favorable fluctuations in relevant foreign currencies.
Forwards will be used primarily to adjust the foreign exchange exposure of each fund with a view to protecting the outlook, and the funds might be expected to enter into such contracts under the following circumstances:
LOCK IN. When the Investment Adviser or Subadviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.
CROSS HEDGE. If a particular currency is expected to decrease against another currency, a fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the fund’s portfolio holdings denominated in the currency sold.
DIRECT HEDGE. If the Investment Adviser or Subadviser wants to a eliminate substantially all of the risk of owning a particular currency, and/or if the Investment Adviser or Subadviser thinks that a fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a fund would benefit from an increase in value of the bond.
PROXY HEDGE. The Investment Adviser or Subadviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.
COSTS OF HEDGING. When a fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a fund’s net asset value per share.
TAX CONSEQUENCES OF HEDGING. Under applicable tax law, the funds may be required to limit their gains from hedging in foreign currency forwards, futures, and options. Although the funds are expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the funds and could affect whether dividends paid by the funds are classified as capital gains or ordinary income.
FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations or because they are traded principally overseas. Foreign securities in which the funds may invest include foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the funds will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. Bankruptcy laws in some foreign countries are sometimes biased to the borrowers and against the creditors. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.
Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.
Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, the funds may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a fund.
FORWARD CONTRACTS are sales contracts between a buyer (holding the “long” position), and the seller (holding the “short” position) for an asset with delivery deferred to a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.
FUTURES CONTRACTS are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. A fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Future Trading Commission (“CFTC”) licenses and regulates on foreign exchanges. Consistent with CFTC regulations, the trust has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. Although positions are usually marked to market on a daily basis with an intermediary (executing broker) there remains a credit risk with the futures exchange.
Each fund must maintain a small portion of its assets in cash to process shareholder transactions in and out of the fund and to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may purchase futures contracts. Such transactions allow the fund’s cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, a fund may purchase or sell futures contracts on a specified foreign currency to “fix” the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. A fund may enter into futures contracts for other reasons as well. For example, to efficiently change the duration stance of the fund by buying and/or selling government bond futures.
When buying or selling futures contracts, a fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as “initial margin” and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as “variation margin” may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as “marking-to-market.” The margin amount will be returned to the fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, each fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws.
While a fund intends to purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (i.e., brokerage fees) when engaging in futures trading. To the extent a fund also invests in futures in order to simulate full investment, these same risks apply.
When interest rates are rising or securities prices are falling, a fund may seek, through the sale of futures contracts, to offset a decline in the value of their current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when they effect anticipated purchases. Similarly, a fund may sell futures contracts on a specified currency to protect against a decline in the value of that currency and their portfolio securities that are denominated in that currency. A fund may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that a fund has acquired or expects to acquire.
Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, the fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. A fund seeks to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

HYBRID INSTRUMENTS are a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the fund. Each fund will not invest more than 5% of its total assets in hybrid instruments.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The funds will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds’ investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities. Any security may become illiquid at times of market dislocation.
INTERNATIONAL BONDS are certain obligations or securities of foreign issuers, including Eurodollar Bonds, which are U.S. dollar-denominated bonds issued by foreign issuers payable in Eurodollars (U.S. dollars held in banks located outside the United States, primarily Europe), Yankee Bonds, which are U.S. dollar-denominated bonds issued in the U.S. by foreign banks and corporations, and EuroBonds, which are bonds denominated in U.S. dollars and usually issued by large underwriting groups composed of banks and issuing houses from many countries. Investments in securities issued by foreign issuers, including American Depositary Receipts and securities purchased on foreign securities exchanges, may subject a fund to additional investment risks, such as adverse political and economic developments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, non-U.S. withholding taxes and the adoption of other foreign governmental restrictions.
Additional risks include less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and transaction costs may be higher. Foreign issuers of securities or obligations are often subject to accounting requirements and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.
Sovereign debt investment can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
A fund’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the fund’s income distributions to constitute returns of capital for tax purposes or require the fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.
LOAN INTERESTS, and other direct debt instruments or interests therein, may be acquired by a fund. A loan interest is typically originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company, finance company, or other financial institution (“Agent”) for a lending syndicate of financial institutions. The Agent typically administers and enforces the loan on behalf of the other lenders in the syndicate. In addition, an institution, typically but not always the Agent (“Collateral Bank”), holds collateral (if any) on behalf of the lenders. When a Collateral Bank holds collateral, such collateral typically consists of one or more of the following asset types: inventory, accounts receivable, property, plant and equipment, intangibles, common stock of subsidiaries or other investments. These loan interests may take the form of participation interests in, assignments of or novations of a loan during its second distribution, or direct interests during a primary distribution. Such loan interests may be acquired from U.S. or foreign banks, insurance companies, finance companies, or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests. A fund may also acquire loan interests under which the fund derives its rights directly from the borrower. Such loan interests are separately enforceable by a fund against the borrower and all payments of interest and principal are typically made directly to the fund from the borrower. In the event that a fund and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of the Collateral Bank for their mutual benefit. A fund may not act as an Agent, a Collateral Bank, a guarantor or sole negotiator or structurer with respect to a loan.
The Investment Adviser or Subadviser will analyze and evaluate the financial condition of the borrower in connection with the acquisition of any Loan Interest. Credit ratings are typically assigned to Loan Interests in the same manner as with other fixed income debt securities, and the Investment Adviser analyzes and evaluates these ratings, if any, in deciding whether to purchase a Loan Interest. The Investment Adviser also analyzes and evaluates the financial condition of the Agent and, in the case of Loan Interests in which the fund does not have privity with the borrower, those institutions from or through whom the fund derives its rights in a loan (“Intermediate Participants”).

In a typical loan, the Agent administers the terms of the loan agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all the institutions which are parties to the loan agreement. A fund will generally rely upon the Agent or Intermediate Participant to receive and forward to the fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a participation agreement a fund has direct recourse against the borrower, the fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower. The seller of the Loan Interest usually does, but is often not obligated to, notify holders of Loan Interests of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent is compensated by the borrower for providing these services under a loan agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to Loan Interests for which the Agent does not perform such administrative and enforcement functions, the fund will perform such tasks on its own behalf, although a Collateral Bank will typically hold any collateral on behalf of the fund and the other holders pursuant to the applicable loan agreement.
A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor agent generally would be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement should remain available to holders of Loan Interests. However, if assets held by the Agent for the benefit of a fund were determined to be subject to the claims of the Agent’s general creditors, the fund might incur certain costs and delays in realizing payment on a Loan Interest, or suffer a loss of principal and/or interest. In situations involving Intermediate Participants, similar risks may arise.
Purchasers of Loan Interests depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If a fund does not receive a scheduled interest or principal payment on such indebtedness, the fund’s share price and yield could be adversely affected. Loans that are fully secured offer a fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also will involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
The Loan Interests market is in a developing phase with increased participation among several investor types. The dealer community has become increasingly involved in this secondary market. If, however, a particular Loan Interest is deemed to be illiquid, it would be valued using procedures adopted by the Board of Trustees. In such a situation, there is no guarantee that the fund will be able to sell such Loan Interests, which could lead to a decline in the value of the Loan Interests and the value of the fund’s shares.
LOAN PARTICIPATIONS. A fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a fund has direct recourse against the corporate borrower, the fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.
A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the fund were determined to be subject to the claims of the agent bank’s general creditors, the fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a fund does not receive scheduled interest or principal payments on such indebtedness, the fund’s share price and yield could be adversely affected. Loans that are fully secured offer the fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.
A fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the fund bears a substantial risk of losing the entire amount invested.
A fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limits, the fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the fund and the corporate borrower, if the participation does not shift to a fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether the fund has invested more than 5% of its assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Investment Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, a fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the fund’s investment restriction relating to the lending of funds or assets by a fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the fund. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on the Investment Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.
MATURITY OF INVESTMENTS will generally be determined using the portfolio securities’ final maturity dates. However for certain securities, maturity will be determined using the security’s effective maturity date. The effective maturity date for a security subject to a put or demand feature is the demand date, unless the security is a variable- or floating-rate security. If it is a variable-rate security, its effective maturity date is the earlier of its demand date or next interest rate change date. For variable-rate securities not subject to a put or demand feature and floating-rate securities, the effective maturity date is the next interest rate change date. The effective maturity of mortgage-backed and certain other asset-backed securities is determined on an “expected life” basis by the Investment Adviser or Subadviser. For an interest rate swap agreement, its effective maturity would be equal to the difference in the effective maturity of the interest rates “swapped.” Securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of future contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date (“call date”), which is prior to, or in lieu of, the security’s stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average portfolio maturity when the Investment Adviser or Subadviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average portfolio maturity of a fund is dollar-weighted based upon the market value of the fund’s securities at the time of the calculation. A fund may invest in securities with final or effective maturities of any length.
MONEY MARKET SECURITIES are high-quality, short term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker’s acceptances, notes and time deposits. Certificates of deposit and time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Banker’s acceptances are credit instruments evidencing a bank’s obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Commercial paper consists of short term, unsecured promissory notes issued to finance short term credit needs.
Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately, sometimes called demand features or guarantees, which are agreements that allow the buyer to sell a security at a specified price and time to the seller or “put provider.” When a fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.
Each fund may keep a portion of its assets in cash for business operations. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may invest in money market securities. Each fund may also invest in money market securities to the extent it is consistent with its investment objective.
MORTGAGE-BACKED SECURITIES (“MBS”) and other ASSET-BACKED SECURITIES (“ABS”) may be purchased by a fund. MBS represent participations in mortgage loans, and include pass-through securities, adjustable rate mortgages, collateralized mortgage obligations and stripped mortgage-backed securities. MBS may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association

(GNMA or Ginnie Mae) and Fannie Mae or Freddie Mac, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage banks, commercial banks, and special purpose entities (collectively, “private lenders”). MBS are based on different types of mortgages including those on commercial real estate and residential property. MBS issued by private lenders may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of credit enhancement.
ABS have structural characteristics similar to MBS. ABS represent direct or indirect participation in assets such as automobile loans, credit card receivables, trade receivables, home equity loans (which sometimes are categorized as MBS) or other financial assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. The credit quality of most ABS depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on ABS may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and overcollateralization. In the case of privately-issued mortgage-related and asset-backed securities, the Portfolios take the position that such instruments do not represent interests in any particular industry or group of industries.
Commercial mortgage backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family MBS. Many of the risks of investing in commercial MBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial MBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
The funds may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities such as credit derivatives or even derivatives of credit derivatives. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the funds’ prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the funds may invest in CDOs that are subordinate to other classes; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results and (v) credit ratings by major credit rating agencies may be no indication of the credit worthiness of the security.
Collateralized mortgage obligation (“CMO”) is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, Fannie Mae, and their income streams.
CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.
In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.
The rate of principal payment on MBS and ABS generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the price and yield on any MBS or ABS is difficult to predict with precision and price and yield to maturity may be more or less than the anticipated yield to maturity. If a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by a fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.
While many MBS and ABS are issued with only one class of security, many are issued in more than one class, each with different payment terms. Multiple class MBS and ABS are issued as a method of providing credit support, typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. In addition, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include stripped securities, which are MBS and ABS entitling the holder to disproportionate interest or principal compared with the assets backing the security, and securities with classes having characteristics different from the assets backing the securities, such as a security with floating interest rates with assets backing the securities having fixed interest rates. The market value of such securities and CMO’s generally is more or less sensitive to changes in prepayment and interest rates than is the case with traditional MBS and ABS, and in some cases such market value may be extremely volatile.
CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a fund may fail to recoup fully its initial investment in a CMO residual.
CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a fund’s limitations on investment in illiquid securities.
Stripped mortgage backed securities are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.
Under certain circumstances these securities may be deemed “illiquid” and subject to a fund’s limitations on investment in illiquid securities.
NON-PUBLICLY TRADED SECURITIES AND PRIVATE PLACEMENTS. A fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a fund may be required to bear the expenses of registration.

NON-TRADITIONAL EQUITY SECURITIES. The funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock (“PERCS”), which provide an investor, such as the funds, with the opportunity to earn higher dividend income than is available on a company’s common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer’s common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer’s common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer’s common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.
The funds may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three- to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.
OPTIONS CONTRACTS generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.
A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer’s losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset in part by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call and put options written by a fund will be covered, which means that a fund will own the securities subject to the option so long as the option is outstanding or the fund will earmark or segregate assets for any outstanding option contracts.
A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options the funds write will be covered, which means that a fund will earmark or segregate cash, U.S. government securities or other liquid securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the funds. However, in return for the option premium, the funds accept the risk that they may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.
A fund may purchase and write put and call options on any securities in which it may invest or any securities index or basket of securities based on securities in which it may invest. In addition, the funds may purchase and sell foreign currency options and foreign currency futures contracts and related options. The funds may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as “closing purchase transactions.” A fund may enter into closing sale transactions in order to realize gains or minimize losses on options they have purchased or wrote.
An exchange-traded currency option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the funds generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation (“OCC”) may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the funds will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.
Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by a fund and the prices of the options, possible lack of a liquid secondary market, and the resulting inability to close such positions prior to their maturity dates.
A fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of the Fund, does not exceed 5% of its net assets.
An option contract may be implicitly entered into by purchasing certain securities with built in options. An example of such would be a reverse floating rate note where the buyer is also selling one or more caps on short dated interest rates.
PAY-IN-KIND (‘PIK’) are instruments that give the issuer an option (during an initial period) either to make coupon payments in cash or in the form of additional bonds.

PROMISSORY NOTES are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.
REAL ESTATE INVESTMENT TRUSTS (REITS) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long term loans, and derive income for the collection of interest payments. Hybrid REITs may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of Subchapter M of the Code. To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.
Like any investment in real estate, a REIT’s performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT’s performance depends on the types of properties it owns and how well the REIT manages its properties.
In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.
Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than—and at times will perform differently from—large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a fund, a shareholder will bear indirectly a proportionate share of the REIT’s expenses in addition to their proportionate share of a fund’s expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the Investment Company Act of 1940 (“1940 Act”).
REPURCHASE AGREEMENTS are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer’s holding period. Any repurchase agreements a fund enters into will involve the fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short — from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause a fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. A fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement’s seller, the fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. A fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.
RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, a fund, under the direction and supervision of the Board of Trustees will take into account various factors, including: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a fund invests in restricted securities that are deemed liquid, its general level of illiquidity may be increased if qualified institutional buyers become uninterested in purchasing these securities.
REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS may be used by a fund. A fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, a fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A fund generally retains the right to interest and principal payments on the security. If a fund uses the cash it obtains to invest in other securities, this may be considered a form of leverage and may expose the fund to a greater risk. Leverage tends to magnify the effect of any decrease or increase in the value on a fund’s portfolio’s securities. Because a fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, a fund will set aside permissible liquid assets earmarked or in a segregated account to secure its obligations to repurchase the security.
A fund also may enter into mortgage dollar rolls, in which a fund would sell MBS for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a fund would forego principal and interest paid on the MBS during the roll period, a fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time a fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets earmarked or in a segregated account to secure its obligation for the forward commitment to buy MBS. Mortgage dollar roll transactions may be considered a borrowing by a fund.
The mortgage dollar rolls and reverse repurchase agreements entered into by a fund may be used as arbitrage transactions in which a fund will maintain an offsetting position in short duration investment-grade debt obligations. Since a fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and short duration, the Investment Adviser believes that such arbitrage transactions present lower risks to a fund than those associated with other types of leverage. There can be no assurance that a fund’s use of the cash it receives from a mortgage dollar roll will provide a positive return.
SECURITIES LENDING of portfolio securities is a common practice in the securities industry. A fund will engage in security lending arrangements. For example, a fund may receive cash collateral, and it may invest it in short term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities.
A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan (at market value computed at the time of the loan).
Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security’s voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to a fund, it is expected that a fund will do so only where the items being voted upon are, in the judgment of the Investment Adviser, either material to the economic value of the security or threaten to materially impact the issuer’s corporate governance policies or structure.
SECURITIES OF OTHER INVESTMENT COMPANIES may be purchased and sold by a fund and include those issued by foreign investment companies. Mutual funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders’ money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses.
If a fund decides to purchase securities of other investment companies, a fund intends to purchase shares of mutual funds in compliance with the requirements of federal law or any applicable exemptive relief received from the SEC. Mutual fund investments for a fund are currently restricted under federal regulations, and therefore, the extent to which a fund may invest in another mutual fund may be limited.
Funds in which a fund also may invest include unregistered or privately-placed funds, such as hedge funds and offshore funds. Hedge funds and offshore funds are not registered with the SEC, and therefore are largely exempt from the regulatory requirements that apply to registered investment companies (mutual funds). As a result, these types of funds have greater ability to make investments or use investment techniques, such as leveraging, that can increase investment return but also may substantially increase the risk of losses. Investments in these funds also may be more difficult to sell, which could cause losses to a fund. For example, hedge funds typically require investors to keep their investment in a hedge fund for some period of time, such as 1 year or more. This means investors would not be able to sell their shares of a hedge fund until such time had past, and the investment may be deemed to be illiquid. In addition, because hedge funds may not value their portfolio holdings on a frequent basis, investments in those hedge funds may be difficult to price.
SHORT SALES may be used by a fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A fund may engage in short sales that are either “against the box” or “uncovered.” A short sale is “against the box” if at all times during which the short position is open, a fund owns at least an equal amount of the securities or securities convertible into, or has the right to acquire, at no added cost, the securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a fund with respect to the securities that are sold short. “Uncovered” short sales are transactions under which a fund sells a security it does not own. To complete such transaction, a fund may borrow the security through a broker to make delivery to the buyer and, in doing so, the fund becomes obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. A fund also may have to pay a fee to borrow particular securities, which would increase the cost of the security. In addition, a fund is often obligated to pay any accrued interest and dividends on the securities until they are replaced. The proceeds of the short sale position will be retained by the broker until a fund replaces the borrowed securities.
A fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security and, conversely, the fund will realize a gain if the price declines. Any gain will be decreased, and any loss increased, by the transaction costs described above. A short sale creates the risk of an unlimited loss, as the price of the underlying securities could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. If a fund sells securities short “against the box,” it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
A fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, a fund will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (1) the market value of the securities sold short, marked-to-market daily, and (2) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale.
SPREAD TRANSACTIONS may be used for hedging or managing risk. A fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that a fund does not own, but which is used as a benchmark. The risk to a fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.
STRIPPED SECURITIES are securities whose income and principal components are detached and sold separately. While risks associated with stripped securities are similar to other fixed income securities, stripped securities are typically subject to greater changes in value. U.S. Treasury securities that have been stripped by the Federal Reserve Bank are obligations of the U.S. Treasury.
SWAP AGREEMENTS are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a credit derivative contract (single name or multiname or index), a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.
Swap agreements can be structured to increase or decrease a fund’s exposure to long or short term interest rates, corporate borrowing rates and other conditions, such as changing security prices and inflation rates. They also can be structured to increase or decrease a fund’s exposure to specific issuers or specific sectors of the bond market such as mortgage securities. For example, if a fund agreed to pay a longer-term fixed rate in exchange for a shorter-term floating rate while holding longer-term fixed rate bonds, the swap would tend to decrease a fund’s exposure to longer-term interest rates. Swap agreements tend to increase or decrease the overall volatility of a fund’s investments and its share price and yield. Changes in interest rates, or other factors determining the amount of payments due to and from a fund, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from a fund, a fund must be prepared to make such payments when they are due. In order to help minimize risks, a fund will earmark or segregate appropriate assets for any accrued but unpaid net amounts owed under the terms of a swap agreement entered into on a net basis. All other swap agreements will require a fund to earmark or segregate assets in the amount of the accrued amounts owed under the swap. A fund could sustain losses if a counterparty does not perform as agreed under the terms of the swap. A fund will enter into swap agreements with counterparties deemed creditworthy by the Investment Adviser.
In addition, the funds may invest in swaptions, which are privately-negotiated option-based derivative products. Swaptions give the holder the right to enter into a swap. A fund may use a swaption in addition to or in lieu of a swap involving a similar rate or index.
For purposes of applying the funds’ investment policies and restrictions (as stated in the prospectus and this SAI) swap agreements are generally valued by the funds at market value. In the case of a credit default swap sold by a fund (i.e., where the fund is selling credit default protection), however, the fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
TEMPORARY DEFENSIVE STRATEGIES are strategies the funds may take for temporary or defensive purposes. The investment strategies for the funds are those that the funds use during normal circumstances. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short term obligations that would not ordinarily be consistent with the funds’ objectives. A fund will do so only if the Investment Adviser or Subadviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. When a fund engages in such activities, it may not achieve its investment objective.
U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.
On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. Additionally, the U.S. Treasury has implemented a temporary program to purchase new mortgage-backed securities issued by the instrumentalities. This is intended to create more affordable mortgage rates for homeowners, enhance the liquidity of the mortgage market and potentially maintain or increase the value of existing mortgage-backed securities. The program expires in December 2009. No assurance can be given that the U.S. Treasury initiatives will be successful.
ZERO-COUPON SECURITIES are debt obligations that do not entitle the holder to any periodic payments of interest before maturity or a specific date when the securities begin paying current interest. Therefore, they are issued and traded at a discount from their face amounts or par value. The market prices of zero-coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero-coupon securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a taxable zero-coupon security report as income each year the portion of the original issue discount of such security that accrues that year, even though the holder receives no cash payments of interest during the year. Each fund has qualified as a regulated investment company under the Code. Accordingly, during periods when a fund receives no interest payments on its zero-coupon securities, it will be required, in order to maintain its desired tax treatment, to distribute cash approximating the income attributable to such securities.
Such distribution may require the sale of portfolio securities to meet the distribution requirements and such sales may be subject to the risk factor discussed above.
INVESTMENT LIMITATIONS
The following investment limitations are fundamental and may be changed only by vote of a majority of each fund’s outstanding voting securities.
The Laudus Mondrian Funds may not:
1)	Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2)	Purchase or sell commodities or real estate, except to the extent permitted (or not prohibited) under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3)	Make loans to other persons, except to the extent permitted (or not prohibited) under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4)	Borrow money, except to the extent permitted (or not prohibited) under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5)	Issue senior securities, except to the extent permitted (or not prohibited) under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6)	Underwrite securities issued by other persons, except to the extent permitted (or not prohibited) under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
In addition, the Laudus Mondrian Global Equity Fund may not:
1)	Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.
Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the fund.
Borrowing. The 1940 Act restricts an investment company from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of a fund’s investment restriction.
Concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.
Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.
Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. Each fund has adopted a fundamental policy that would permit direct investment in real estate. However, each fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of a fund’s Board of Trustees.
Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits each fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.
Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.
The following are non-fundamental investment policies and restrictions, and may be changed by the board of trustees.
Each fund may not:
1)	Invest more than 15% of its net assets in illiquid securities.

2)	Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3)	Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

4)	Purchase securities on margin, except such short term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

5)	Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).
6)	Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

7)	Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.
Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the fund’s acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a fund to exceed its limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.
The phrase “shareholder approval” as used in the Prospectus and herein, and the phrase “vote of a majority of the outstanding voting securities,” as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a class, a fund or the Trust, as the case may be, or (2) 67% or more of the shares of a class, a fund or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.
PORTFOLIO TURNOVER
     A change in securities held by a fund is known as “portfolio turnover” and almost always involves the payment by a fund of brokerage commissions or dealer markup and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. Portfolio turnover is not a limiting factor with respect to investment decisions.
     As disclosed in the Prospectus, high portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the funds, and could involve realization of capital gains that would be taxable when distributed to shareholders of a fund. To the extent that portfolio turnover results in the realization of net short-term capital gains, such gains are ordinarily taxed to shareholders at ordinary income tax rates.
     The portfolio turnover rate for each fund as of the fiscal years ended March 31, was:

	2009		2008
Laudus Mondrian International Equity Fund	8	%**	N/A
Laudus Mondrian Global Equity Fund	14	%**	N/A
Laudus Mondrian Emerging Markets Fund	52%		49	%*
Laudus Mondrian International Fixed Income Fund	92	%***	1	%*

*	From 11/2/07 commencement of operations to 3/31/08.

**	From 6/17/08 commencement of operations to 3/31/09.

***	Fund turnover rose from 1% in the initial fiscal period of the fund (11/2/07-3/31/08) when the fund was generally in a buying mode to 92% in the most recently completed fiscal year (4/1/08-3/31/09), reflecting the increase in the time period and fund allocation changes made in the most recently completed fiscal year in order to take advantage of significant changes in relative international fixed income and currency valuations.
INCOME, DIVIDENDS, DISTRIBUTIONS AND TAX STATUS
     This discussion of federal income tax consequences is based on Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transaction contemplated herein.
     The tax status of the funds and the distributions which they may make are summarized in the Prospectus under the headings “Distributions” and “Taxes.” Each fund intends to qualify each year as a regulated investment company (“RIC”) under the Code. In order to qualify as a RIC and to qualify for the special tax treatment accorded RICs and their shareholders, each fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs or other securities limited generally with respect to any one issuer to a value not more than 5% of the value of the total assets of such fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, of two or more issuers of which the fund owns at least 20% of the voting power of each issuer and that are engaged in the same, similar, or related businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. To the extent a fund qualifies for treatment as a RIC, the fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.
     If a fund fails to qualify as a RIC accorded special tax treatment in any taxable year, the fund will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Subject to certain limitations, such distributions should qualify for the dividends received deduction for corporate shareholders and for the lower tax rates applicable to qualified dividend income for individual shareholders. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.
     In order to avoid an excise tax imposed on certain underdistributed amounts, a fund must distribute prior to each calendar year end without regard to the fund’s fiscal year end (i) 98% of the fund’s ordinary income, (ii) 98% of the fund’s capital gain net income, if any, realized in the one-year period ending on October 31 (or later if the fund is permitted and so elects), and (iii) 100% of any undistributed income from prior years. A dividend paid to shareholders by a fund in January of a year is generally deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

     Each of the funds may be subject to foreign withholding taxes on income and gains derived from foreign investments. Such taxes would reduce the yield on such funds’ investments, but, as discussed in such fund’s Prospectus, may in some situations be taken as either a deduction or a credit by U.S. shareholders. Investment by each fund in certain “passive foreign investment companies” could subject the fund to a U.S. federal income tax or other charge on distributions received from, or on the sale of its investment in, such a company. Such a tax cannot be eliminated by making distributions to fund shareholders. A fund may avoid this tax by making an election to mark certain of such securities to the market annually. Alternatively, where it is in a position to do so, a fund may elect to treat a passive foreign investment company as a “qualified electing fund,” in which case different rules will apply, although the funds generally do not expect to be in the position to make such elections.
     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the fund owned for more than one year and that are properly designated by the fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the fund owned for one year or less will be taxable as ordinary income. The dividends-received deduction for corporations will generally be available to corporate shareholders with respect to their receipt of a fund’s dividends from investment income to the extent derived from dividends received by the fund from domestic corporations, provided the fund and the shareholder each meet the relevant holding period requirements.
     For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a fund shareholder to be qualified dividend income, the fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares. A dividend will not be treated as qualified dividend income (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States), or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.
     If the aggregate qualified dividends received by the fund during any taxable year are 95% or more of its gross income, then 100% of the fund’s dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss. In general, distributions of investment income designated by the fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the fund’s shares.
     Distributions are taxable to shareholders even if they are paid from income or gains earned by the fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or in the form of additional shares of the fund to which the distribution relates. Any gain resulting from the sale or exchange of fund shares generally will be taxable as capital gains.
     Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2010.

     Dividends and distributions on a fund’s shares are generally subject to federal income tax as described herein, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a fund’s net asset value reflects gains that are either unrealized, or realized but not distributed.
     Certain tax-exempt organizations or entities may not be subject to federal income tax on dividends or distributions from a fund. Each organization or entity should review its own circumstances and the federal tax treatment of its income.
     Under current law, each fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges or redemptions made by any individual shareholder who fails to furnish the fund with a correct taxpayer identification number, who has underreported income in the past or fails to provide certain certifications. However, the general backup withholding rules set forth above will not apply to a shareholder so long as the shareholder furnishes a fund with the appropriate certification required by the Internal Revenue Service. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding rate reductions will be 31% for amounts paid after December 31, 2010.
     In order for a foreign investor to qualify for exemption from (or reduced rates for) withholding tax under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a fund should consult their tax advisors in this regard.
     To the extent such investments are permissible for a particular fund, the fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and certain foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.
     Certain transactions effectively insulating a fund from substantially all risk of loss and all opportunity for gain in an appreciated financial position are treated as constructive sales of those positions for federal income tax purposes. Short sales, swap contracts, and forward or futures contracts to sell the appreciated position, or one or more other transactions that have substantially the same effect as those transactions as determined under regulations, are treated as “constructive sales” for this purpose. A fund that owns an appreciated financial position that enters into such a transaction generally recognizes gain for tax purposes prior to the generation of cash by such activities, which may require the fund to sell assets to meet its distribution requirement.
     THE TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO HIM OR HER OF AN INVESTMENT IN ANY OF THE FUNDS, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED, AND SHOULD NOT BE CONSIDERED, TO BE A SUBSTITUTE FOR CAREFUL TAX PLANNING.
MANAGEMENT OF THE FUNDS
     The funds are overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each fund. The trustees met 4 times during the most recent fiscal year.

     Certain trustees are “interested persons.” A trustee is considered an interested person of the Trust under the 1940 Act if he or she is an officer, director, or an employee of Charles Schwab Investment Management, Inc. (“CSIM”). A trustee also may be considered an interested person of the Trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent company of the funds’ investment adviser.
     Each of the officers and/or trustees also serves in the same capacity as described for the Trust, for the Laudus Institutional Trust. As used herein the term “Family of Investment Companies” collectively refers to the Laudus Trust and Laudus Institutional Trust which, as of June 30, 2009, included 14 funds.
     The tables below provide information about the trustees and officers for the Trust, which includes funds in this SAI. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust, and Laudus Institutional Trust. As of June 30, 2009, the Fund Complex included 83 funds. The address of each individual listed below is 211 Main Street, San Francisco, California 94105.
     The Trustees oversee the general conduct of the funds’ business. Certain information concerning the Trustees is set forth below.

		Number of
Name, Address[1] and	Principal	Portfolios
Year of Birth; (Term of	Occupation(s)	in Fund
Office and Length of	During Past	Complex	Other Directorships Held by
Time Served2)	Five Years	Overseen	Trustee

Independent Trustees:

Mariann Byerwalter [3] 1960 (1/04-present)	Chairman of JDN Corporate Advisory LLC.	83	Board 1 — Director, Redwood Trust, Inc. (mortgage finance).

William A. Hasler [3] 1941 (1/04-present)	Dean Emeritus of the Haas School of Business at the University of California, Berkeley. Until February 2004, Co-Chief Executive Officer, Aphton Corporation (bio- pharmaceuticals).	83	Board 1 — Director, Mission West Properties (commercial real estate).
			Board 2 — Director, TOUSA (home building).

			Board 3 — Director, Harris-Stratex Networks (a network equipment corporation).

			Board 4 — Director, Genitope Corp. (bio-pharmaceuticals).

			Board 5 — Director, Ditech Networks (voice communications technology)

			Board 6 — Rubicon Limited (manufacturing)

Nils H. Hakansson [4] 1937 (3/90-present)	Sylvan C. Coleman Professor of Finance and Accounting, Emeritus, Haas School of Business, University of California, Berkeley (since 2003). Mr. Hakansson was also a Professor of Finance and Accounting, Haas School	14

Number of
Name, Address[1] and	Principal	Portfolios
Year of Birth; (Term of	Occupation(s)	in Fund
Office and Length of	During Past	Complex	Other Directorships Held by
Time Served2)	Five Years	Overseen	Trustee

of Business, University of California, Berkeley (July 1969 to January 2003).

Interested Trustee:

Randall W. Merk 1954 (6/06-present)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co., Inc.; Executive Vice President, Charles Schwab & Co., Inc. (2002 — present); President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (2007-present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC. From September 2002 to July 2004, Chief Executive Officer and President, Charles Schwab Investment Management, Inc. and Executive Vice President, Charles Schwab & Co., Inc.	14

[1]	The mailing address of each of the Trustees is c/o Laudus Trust, 211 Main Street, San Francisco, CA 94105.

[2]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The Laudus Funds retirement policy requires that independent trustees retire by December 31 of the year in which the Trustee turns 72.

[3]	Member of the Audit and Compliance Committee.

[4]	Member and Chairman of the Audit and Compliance Committee.
— The Trust has a standing Audit and Compliance Committee. The members of the Audit and Compliance Committee are identified above. The function of the Audit and Compliance Committee is to provide oversight responsibility for the integrity of the Trust’s financial reporting processes and compliance policies, procedures and processes, and for the Laudus Trust’s overall system of internal controls. The charter directs that the Audit and Compliance Committee must meet four times annually, with additional meetings as the Audit and Compliance Committee deems appropriate. The Audit and Compliance Committee met four times during the fiscal year ended March 31, 2009.
— The Trust also has a Nominating Committee that is composed of all the Independent Trustees, which meets as often as deemed appropriate by the Nominating Committee for the primary purpose of selecting and nominating candidates to serve as members of the Board of Trustees. There are no specific procedures in place to consider nominees recommended by shareholders, but such nominees would be considered if such nominations were submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 in conjunction with a shareholder meeting to consider the election of Trustees. The charter directs that the Nominating Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Nominating Committee. The Nominating Committee did not meet during the fiscal year ended March 31, 2009.

The following table provides each Trustee’s equity ownership of the funds and ownership of all registered investment companies overseen by each Trustee in the Family of Investment Companies as of December 31, 2008.

					Aggregate
					Dollar Range of
					Equity
					Securities in the
					Family of
		Dollar Range of Equity			Investment
Name of Trustee		Securities in a Fund			Companies[5]
					as of December
					31, 2008
Independent	International	Global Equity	Emerging	International
Trustees:	Equity Fund	Fund	Markets Fund	Fixed Income Fund
Mariann Byerwalter	$0	$0	$0	$0	$0
William A. Hasler	$0	$0	$0	$0	$0
Nils H. Hakansson	$0	$0	$0	$0	$10,001 - $50,000
Interested Trustees:
Randall W. Merk	$0	$0	$0	$0	$50,001 - $100,000

[5]	As of December 31, 2008, the Family of Investment Companies consisted of the 15 operational series of the Trust and the Laudus Institutional Trust.
     Certain information concerning the Trust’s officers is set forth below:

Name, Address[6]and Year of Birth;
(Term of Office[7] and Length of		Principal Occupation During
Time Served)	Position with the Trust	Past Five Years
Jeffrey Mortimer, 1963 (3/08-present, President and CEO) (04/08-present, CIO)	President, Chief Executive Officer and Chief Investment Officer	Senior Vice President and Chief Investment Officer, Charles Schwab Investment Management, Inc., and Schwab Funds. Prior to May 2004, Vice President and Sr. Portfolio Manager, Charles Schwab Investment Management, Inc.

George Pereira 1964 (6/06 — present)	Chief Financial Officer and Treasurer	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Treasurer and Principal Financial Officer, Schwab Funds; Director, Charles Schwab Worldwide Funds, PLC and Charles Schwab Asset Management (Ireland) Ltd. Through June 2007, Chief Financial Officer, Mutual Fund Division, UST Advisers, Inc., and Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust; From 12/99 to 11/04: Senior Vice President, Financial Reporting, Charles Schwab & Co., Inc.

Name, Address[6]and Year of Birth;
(Term of Office[7] and Length of		Principal Occupation During
Time Served)	Position with the Trust	Past Five Years
Catherine MacGregor, 1964 (12/05 — present)	Chief Legal Officer, Vice President and Clerk	Vice President, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc.; since 2006, Chief Counsel, Laudus Trust and Laudus Institutional Trust; Vice President, Schwab Funds; until July 2005, Senior Associate, Paul Hastings Janofsky & Walker LLP.

Daniel Kern, 1961 (3/05-present)	Vice President	Managing Director and Portfolio Manager, Charles Schwab Investment Management, Inc. (formerly titled, Vice President, Investment Management Services, Charles Schwab & Co., Inc.). Until September 2005, Assistant Treasurer, Laudus Trust and Laudus Institutional Trust. Until December 2004, Vice President, Internal Audit, Charles Schwab Corporation.

Michael Haydel, 1972 (6/05-present)	Vice President	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. Until March 2004, Director, Charles Schwab & Co., Inc.

[6]	The mailing address of each of the officers is c/o Laudus Trust, 211 Main Street, San Francisco, CA 94105.

[7]	There is no stated term of office for the officers of the Trust.
     Ms. MacGregor and Messrs. Mortimer, Pereira, Kern, and Haydel, each being an employee of Charles Schwab Investment Management, Inc. or its affiliates, will each benefit indirectly from the management fees paid by the Trust to Charles Schwab Investment Management, Inc., but receive no compensation from the Trust.
     Trustee Compensation. Interested Trustees and officers of the Trust do not receive compensation from the Trust. The Trust pays each Independent Trustee aggregate compensation of $48,954 per year. This sum includes a quarterly retainer fee of $7,955 and an additional $4,283 for each regular meeting attended.
     In addition, a retirement plan has been instituted for all of the Independent Trustees of the Trust and Trustees of the Laudus Institutional Trust (the “Retirement Plan”). Under the terms of the Retirement Plan, upon retirement or other termination from service from the Trust and Laudus Institutional Trust (other than termination for cause), a retiring Independent Trustee who has served as Independent Trustee for at least five years shall be paid a lump sum cash payment (the “Retirement Payment”). The Retirement Payment shall be equal to $10,000 for each year that the Trustee has served as an Independent Trustee of the Trust and the Laudus Institutional Trust, including years of service prior to the adoption of the Retirement Plan. However, each Independent Trustee is permitted to make a one-time election to have the $10,000 attributable to service for the coming year adjusted up or down at the end of each subsequent year based on the unweighted average performance of the lowest cost share class of each fund of the Trust and the Laudus Institutional Trust that is in operation for all of such year. Each Independent Trustee also was given the opportunity to make a one-time election to have previously accrued benefits fluctuate beginning April 1, 2005 based on performance of the funds as described in the previous sentence. As a result, the amount of the Retirement Payment payable to any Independent Trustee may increase or decrease based upon performance of the funds. The portion of the total Retirement Payment owed to an Independent Trustee upon his or her retirement that is payable by any fund will be determined based on the relative net assets of the funds of the Trust in operation on the date of the Independent Trustee’s retirement.
     Effective June 28, 2006, the Retirement Plan terminated with respect to new Participants. With respect to Participants prior to June 26, 2006 (a “Current Participant”), the Account Balance of each Current Participant under the Plan was frozen at the value determined as of September 29, 2006, except that each Account Balance was credited with an amount equal to one-half of the amount that would be credited to such Account Balance as of the last day of the Plan Year ending March 31, 2007. The terms of the Plan, including without limitation provisions relating to vesting and payment upon termination of service, remain in full force and effect.
     The total compensation accrued and payable to, as well as the benefits accrued under the Retirement Plan by, the Independent Trustees by the Trust and by the Fund Complex for the fiscal year ended March 31, 2009, is shown in the table below.

		PENSION OR		TOTAL
		RETIREMENT		COMPENSATION
		BENEFITS	ESTIMATED	FROM REGISTRANT
	AGGREGATE	ACCRUED AS	ANNUAL	AND FUND
	COMPENSATION	PART OF FUND	BENEFITS UPON	COMPLEX[8] PAID
NAME OF PERSON TRUSTEES:	FROM REGISTRANT	EXPENSES[9]	RETIREMENT	TO TRUSTEES

Mariann Byerwalter	$48,976	$16,746	—	$289,000
William A. Hasler	$48,976	$16,746	—	$289,000
Nils H. Hakansson	$48,976	$120,049	—	$55,000

[8]	As of March 31, 2009, the Fund Complex consisted of 83 funds, which included the 14 operational series of the Laudus Trust and Laudus Institutional Trust and 69 operational series of the Schwab Funds.

[9]	Cumulative.
INVESTMENT ADVISORY AND OTHER SERVICES
ADVISORY AGREEMENTS
     After its initial two year term, the continuation of each fund’s advisory agreement must be specifically approved at least annually (1) by the vote of the Trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the Trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.
     After its initial two year term, each year, the Board of Trustees will call and hold one or more meetings to decide whether to renew the advisory agreements between the Trust and CSIM (the “Investment Adviser”), and the sub-advisory agreement between, CSIM and Mondrian Investment Partners Limited (the “Subadviser” or “Mondrian”) with respect to the funds. In preparation for the meetings, the Board requests and reviews a wide variety of materials provided by CSIM and Mondrian as well as extensive data provided by third parties and the Independent Trustees receive advice from counsel to the Independent Trustees.
     Mondrian serves as a subadviser to the funds. Mondrian was established as a limited company organized under the laws of England and Wales in 1990 under the name Delaware International Advisers Limited, an indirect, wholly owned subsidiary of Delaware Holdings, Inc. In 2004, a senior management team, together with private equity funds sponsored by Hellman & Friedman LLC, acquired Delaware International Advisers Limited and changed its name to Mondrian Investment Partners Limited. Mondrian is currently 61% owned by its senior employees, including the majority of investment professionals, senior client service officers, and senior operations personnel, and 39% owned by private equity funds affiliated with Hellman & Friedman LLC. Mondrian’s principal office is located at Fifth Floor 10 Gresham Street London EC2V 7JD. Hellman & Friedman’s principal office is located at One Maritime Plaza, 12th Floor, San Francisco, CA 94111.

     CSIM oversees the advisory services provided to the funds. Pursuant to separate sub-advisory agreement, and under the supervision of the Investment Adviser and the funds’ Board of Trustees, Mondrian is responsible for the day-to-day investment management of each fund’s assets. Mondrian also is responsible for managing their employees who provide services to the funds.
MANAGEMENT CONTRACTS
About CSIM
     CSIM is a wholly-owned subsidiary of The Charles Schwab Corporation. Both CSIM and The Charles Schwab Corporation are located at 211 Main Street, San Francisco, CA 94105.
     Principal Executive Officer and Directors — Listed below are the directors and principal executive officer of CSIM. The principal business address of each director and the principal executive officer, as it relates to their duties at CSIM, is the same as above.

NAME	POSITION
Randall W. Merk	Director, President and Chief Executive Officer

Charles R. Schwab	Chairman and Director
     As disclosed in the Prospectus under the heading “Management of the funds” under management contracts (each a “Management Contract”) between the Trust, on behalf of each fund, and CSIM, subject to the supervision of the Trustees of the Trust and such policies as the Trustees may determine, CSIM furnishes office space and equipment, provides certain bookkeeping and clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with CSIM. In addition, pursuant to a sub-advisory agreement between CSIM and Mondrian, Mondrian will continuously furnish an investment program for each fund and will make investment decisions on behalf of each fund and place all orders for the purchase and sale of portfolio securities.
     Each of the funds has agreed to pay CSIM a monthly management fee at the annual percentage rate of the relevant fund’s average daily net assets. The table below shows the advisory fee payable to CSIM by each fund.

AGREEMENT
FUND	RATE
First $1 billion — 0.85%
Laudus Mondrian International Equity Fund	Over $1 billion — 0.80%

First $1 billion —0.85%
Laudus Mondrian Global Equity Fund	Over $1 billion — 0.80%

First $1 billion — 1.20%
Laudus Mondrian Emerging Markets Fund	Over $1 billion — 1.15%

Laudus Mondrian International Fixed Income Fund	0.60%
     CSIM has agreed with the Trust that it will waive some or all of its management fees under the Management Contract and, if necessary, will bear certain expenses of each fund until July 30, 2011 (unless the waiver is extended, modified or terminated by mutual agreement of the Trust and CSIM) so that each fund’s total annual operating expenses (exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the funds’ business) applicable to each class will not exceed the limit stated in the Prospectus. In addition, CSIM’s compensation under each Management Contract is subject to reduction to the extent that in any year the expenses of a fund (including investment advisory fees but excluding taxes, portfolio brokerage commissions and any distribution and shareholder service expenses paid by a class of shares of a fund pursuant to a distribution and shareholder service plan or otherwise) exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer and sale.
     Each Management Contract provides that CSIM shall not be subject to any liability to the Trust or to any shareholder of the Trust in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder.
     Each Management Contract will continue in effect for a period no more than two years from the date of its execution, and annual renewals thereof must be approved by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of CSIM or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant fund. Each Management Contract automatically terminates on assignment and is terminable on not more than 60 days’ notice by the Trust to CSIM or by CSIM to the Trust.
     For the fiscal years ended March 31, 2009 and 2008, the funds owed (and, to the extent not waived) CSIM as management fees, and CSIM, in its capacity as adviser, has waived and reimbursed to the funds, the following amounts:

Fund	Time Period	Management Fee	Amount Waived/Reimbursed
Laudus Mondrian International Equity Fund	6/17/08* to 3/31/09	$84,855	$114,133

Laudus Mondrian Global Equity Fund	6/17/08* to 3/31/09	$25,429	$94,597

Laudus Mondrian Emerging Markets Fund	4/1/08 to 3/31/09	$320,323	$180,441
	11/2/07* to 3/31/08	$84,187	$79,959

Laudus Mondrian International Fixed Income Fund	4/1/08 to 3/31/09	$589,430	$143,612
	11/2/07* to 3/31/08	$106,185	$83,808

*	Commencement of operations.
SUBADVISORY AGREEMENT
     The Trust and CSIM have entered into an agreement on behalf of each fund with Mondrian by which it acts as subadviser to the funds (the “Subadviser Agreement”). Under the Subadviser Agreement, Mondrian, at its expense, continuously furnishes an investment management program for the particular fund and makes investment decisions on behalf of such fund and places all orders for the purchase and sale of portfolio securities and all other investments, subject to the supervision of CSIM and the Trustees.
Subadvisory Fee
     This section describes the subadvisory fee payable by CSIM to Mondrian. Please remember, however, that the following fees described are paid by CSIM to Mondrian; they do not affect how much you pay or your fund pays.

FUND	SUBADVISORY FEE
First $250 million — 0.40%
Laudus Mondrian International Equity Fund	Over $250 million — 0.325%

First $250 million — 0.40%
Laudus Mondrian Global Equity Fund	Over $250 million — 0.325%

First $250 million — 0.65%
Laudus Mondrian Emerging Markets Fund	Over $250million — 0.60%

First $250 million — 0.30%
Laudus Mondrian International Fixed Income Fund	Over $250 million — 0.265%
     During the fiscal years ended March 31, 2009 and 2008, CSIM owed (and, to the extent not waived, paid to) Mondrian as subadvisory fees, and Mondrian in its capacity as Subadviser, has waived, the following amounts:

		Subadvisory	Amount
Fund	Time Period	Fee	Waived
Laudus Mondrian International Equity Fund	6/17/08* to 3/31/09	$40,047	$0

Laudus Mondrian Global Equity Fund	6/17/08* to 3/31/09	$11,921	$0

Laudus Mondrian Emerging Markets Fund	4/1/08 to 3/31/09	$173,429	$0
	11/2/07* to 3/31/08	$45,469	$0

Laudus Mondrian International Fixed Income Fund	4/1/08 to 3/31/09	$294,423	$0
	11/2/07* to 3/31/08	$53,757	$0

*	Commencement of operations.
     Administrative Services. The Trust has entered into a Fund Administration Agreement with State Street Bank and Trust Company (in such capacity, the “Administrator”) pursuant to which the Administrator provides certain management and administrative services necessary for the funds’ operations including: (i) regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the funds; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the funds’ officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the funds. For these services, the Administrator is entitled to receive $1,000 per fund per annum, as well as a fee based on the average daily net assets of the Trust (the “Administrator’s Asset-Based Fee”). In calculating the Administrator’s Asset Based-Fee payable by the Trust, the assets of the Trust are aggregated with the average daily net assets of each of the other portfolios for which CSIM serves as investment adviser and State Street Bank and Trust Company serves as administrator1. The Administrator’s Asset-Based Fee will be calculated as follows:

AVERAGE DAILY NET ASSETS	FEE
First $100 billion	0.11 bp
Next $60 billion	0.07 bp
Thereafter	0.05 bp

1	In addition to the Trust, CSIM currently serves as investment adviser for each of the portfolios of the Laudus Institutional Trust, Schwab Investments, The Charles Schwab Family of Funds, Schwab Annuity Portfolios, and Schwab Capital Trust.
     For the fiscal years ended March 31, 2009 and 2008, State Street Bank and Trust Company in its capacity as the Administrator was paid, and waived, the following amounts:

		Fees	Fees
Fund	Time Period	Received	Waived
Laudus Mondrian International Equity Fund	6/17/08* to 3/31/09	$859	$0

Laudus Mondrian Global Equity Fund	6/17/08* to 3/31/09	$810	$0

Laudus Mondrian Emerging Markets Fund	4/1/08 to 3/31/09	$1,211
	11/2/07* to 3/31/08	$464	$0

Laudus Mondrian International Fixed Income Fund	4/1/08 to 3/31/09	$1,812
	11/2/07* to 3/31/08	$498	$0

*	Commencement of operations.
     The Trust also has entered into a Fund Accounting Agreement with State Street Bank and Trust Company (in such capacity, the “Fund Accountant”) pursuant to which the Fund Accountant provides certain accounting services necessary for the funds’ operations. For these services, the Fund Accountant is entitled to receive a base fee of $29,000 per annum for each of the funds. The Fund Accountant is also entitled to a fee based on the average daily net assets of the Trust (the “Fund Accountant’s Asset-Based Fee”). In calculating the Fund Accountant’s Asset-Based Fee payable by the Trust, the assets of the Trust are aggregated with the average daily net assets of each of the portfolios for which CSIM serves as investment adviser and State Street Bank and Trust Company serves as fund accountant (see footnote 1 above). The Fund Accountant’s Asset-Based Fee will be calculated as follows:

AVERAGE DAILY NET ASSETS	FEE
First $100 billion	0.25 bp
Next $60 billion	0.18 bp
Thereafter	0.13 bp
     In addition, the Fund Accountant is entitled to a per security pricing fee based on the monthly holdings of each Fund equal to $2 for equity securities and $8 for fixed income securities. For certain of the Funds this fee could be quite substantial. Lastly, for each Fund, the Fund Accountant is entitled to a fair valuation fee of $4,000 per annum.
     For the fiscal years ended March 31, 2009 and 2008, State Street Bank and Trust Company in its capacity as Fund Accountant was paid, and waived, the following amounts:

Fund	Time Period	Fees Received	Waived
Laudus Mondrian International Equity Fund	6/17/08* to 3/31/09	$18,359	$0

Laudus Mondrian Global Equity Fund	6/17/08* to 3/31/09	$18,753	$0

Laudus Mondrian Emerging Markets Fund	6/17/08 to 3/31/09	$43,520	$0
	11/2/07* to 3/31/08	$2,443	$0

Laudus Mondrian International Fixed Income Fund	6/17/08 to 3/31/09	$42,101	$0
	11/2/07* to 3/31/08	$2,131	$0

*	Commencement of operations.
     Distributor and Distribution and Shareholder Service Plans. As stated in the Prospectus under the heading “Management of the funds — Distributor,” shares of the Laudus Mondrian International Fixed Income Fund and Institutional Shares, Select Shares and Investor Shares of each other Fund are sold on a continuous basis by the Trust’s distributor, ALPS Distributors, Inc. (the “Distributor”). The Trust reserves the right at any time to modify the restrictions set forth above, including the suspension of all sales of all shares or the lifting of restrictions on different classes of investors and/or transactions. The Distributor’s principal offices are located at 1290 Broadway, Suite 1100, Denver, Colorado, 80203. Under the Distributor’s Contract between the Trust and the Distributor (the “Distributor’s Contract”), the Distributor is not obligated to sell any specific amount of shares of the Trust and will purchase shares for resale only against orders for shares.
     Pursuant to the Distribution and Shareholder Service Plan described in the Prospectus (the “Plan”), in connection with the distribution of Investor Shares of a Fund and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of such shares, the Distributor receives certain distribution and shareholder service fees from the Trust. The distribution and shareholder service fees will not be retained by the Distributor but will instead be reallowed to the financial intermediaries who provide these services. The Distributor may pay all or a portion of the distribution and shareholder service fees it receives from the Trust to intermediaries. The funds pay no fees in connection with the distribution of shares of the Laudus Mondrian International Fixed Income Fund and Select Shares or Institutional Shares of a Fund.
     The Plan shall continue in effect for so long as its continuance is specifically approved at least annually by votes of the majority of both (i) the Trustees of the Trust and (ii) those Trustees of the Trust who are not “interested persons” (as defined under the 1940 Act) of the Trust, and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the “Independent Trustees”), cast in person at a Board of Trustees meeting called for the purpose of voting on the Plan. The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount of distribution expenses permitted to be paid under the Plan without the approval of shareholders holding a majority of the outstanding voting securities of the relevant class of the fund. All material amendments to the Plan must be approved by votes of the majority of both (i) the Trustees of the Fund and (ii) the Independent Trustees. For so long as the plans are in effect, selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.
     The Distributor’s Contract may be terminated with respect to any fund or shares class thereof at any time on 60 days’ written notice without penalty either by the Distributor, by the fund or class, or by the Trust and will terminate automatically in the event of its assignment.
     The Distributor’s Contract will continue in effect with respect to each class of shares to which it relates for two years and thereafter for successive one-year periods, provided that each such continuance is specifically approved (i) by the Trust’s Board of Trustees or (ii) by the vote of a majority of the outstanding shares of a class, provided that in either event the continuance is also approved by a majority of the Independent Trustees of the Trust by vote cast in person at a meeting called for that purpose.
     If the Plan or the Distributor’s Contract is terminated (or not renewed with respect to one or more classes), it may continue in effect with respect to any class of any fund as to which it has not been terminated (or has not been renewed).
     The Trustees believe that the Plan will benefit the funds and their shareholders. Based on the experience of the funds under the Plan, and the relative success that this method of distribution has had for the funds, the Trustees believe that the Plan will likely result in higher fund asset levels. Higher fund asset levels can be expected to reduce fund expense ratios and increase the ability of the Adviser to seek out more investment opportunities for the funds in order to obtain greater portfolio diversification.
     The Plan is a “compensation” plan. This means that the fees are payable to compensate the Distributor or another intermediary for services rendered even if the amount paid exceeds the Distributor’s or intermediary’s expenses. Because these fees are paid out of the funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
          Prior to June 2009, the funds paid intermediaries directly under the Plan. As of June 2009, the Distributor will bay intermediaries on behalf of the Funds for the expenses incurred by the Funds under the Plan. For the fiscal years ended March 31, 2009 and 2008, the Funds incurred distribution expenses and paid intermediaries as follows:

		Distribution	Distribution
		Expenses	Expenses Paid
		Incurred by	to
Fund	Time Period	the Fund	Intermediaries
Laudus Mondrian International Equity Fund	6/17/08* to 3/31/09	$145	$145

Laudus Mondrian Global Equity Fund	6/17/08* to 3/31/09	$59	$59

Laudus Mondrian Emerging Markets Fund	4/1/08 to 3/31/09	$7,969	$7,969
	11/2/07* to 3/31/08	$848	$848

Laudus Mondrian International Fixed Income Fund	4/1/08 to 3/31/09	$56,126	$56,126
	11/2/07* to 3/31/07	$6,100	$6,100

*	Commencement of operations.
     Custodial Arrangements. The Trust’s custodian is State Street Bank and Trust Company (in such capacity, the “Custodian”), Boston MA 02103. As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Trust and, in such capacity, is the registered owner of securities in book-entry form belonging to each fund. Upon instruction, the Custodian receives and delivers cash and securities of the fund in connection with fund transactions and collects all dividends and other distributions made with respect to fund portfolio securities.
     Transfer Agent. The Trust’s transfer agent and dividend paying agent is Boston Financial Data Services, Inc., 2 Heritage Drive, Quincy, MA 02171.
     Independent Registered Public Accounting Firm. The Trust’s independent registered public accounting firm is PricewaterhouseCoopers LLP, 3 Embarcadero Center, San Francisco, California 94111. The firm conducts an annual audit of the financial statements, assists in the preparation of the Trust’s federal and state income tax returns and filings with the SEC, and consults with the Trust as to matters of accounting and federal and state income taxation.
     Codes Of Ethics. Each of the Trust (on behalf of each fund), CSIM, Mondrian and the Distributor (as the funds’ principal underwriter) have adopted codes of ethics (each a “Code”) pursuant to Rule 17j-1 under the 1940 Act. Each permits personnel subject thereto to invest in securities subject to certain conditions or restrictions. CSIM’s and the Trust’s Code permits personnel to buy or sell, directly or indirectly, securities for their own accounts. This includes securities that may be purchased or held by the funds CSIM manages. Securities transactions by some of these individuals are subject to prior approval of CSIM’s Chief Compliance Officer or designee and are subject to certain restrictions. Covered securities transactions are subject to quarterly and annual reporting and review requirements.

     Mondrian’s Code permits personnel to buy or sell securities for their own accounts and accounts for which they are the beneficial owner so long as the investment does not lead to an actual or potential conflict of interest. This includes securities that may be purchased or held by the funds Mondrian advises or subadvises. Securities transactions may be subject to prior approval of Mondrian’s Chief Compliance Officer or his or her alternate. Most securities transactions are subject to quarterly reporting and review requirements.
     The Distributor’s Code permits personnel subject thereto to invest in securities, including securities that the fund may purchase or hold, so long as the individual, in the ordinary course of fulfilling his or her duties, does not have knowledge of a pending buy or sell order by the funds. In such cases where such knowledge may exist, the individual is prohibited from engaging in such transactions while the buy or sell order is pending.
PORTFOLIO MANAGERS
MONDRIAN TO PROVIDE UPDATED INFORMATION
Mondrian Investment Partners Limited (“Mondrian”) sub-advises each of the funds.
Other Accounts. In addition to the funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below, as of March 31, 2009. There are only two accounts with respect to which the advisory fee is based on the performance of the account, one managed by Nigel May with assets totaling $193,296,337 and the other managed by David Wakefield with assets totaling $706,934,755. These accounts have been included under “Other Accounts” for the respective investment professional.

	Registered Investment			Other Pooled Investment			Other Accounts
	Companies			Vehicles			(separate accounts)
	Number of	Total		Number of			Number of
Name	Accounts	Assets		Accounts	Total Assets		Accounts	Total Assets

Other Accounts Managed by:
International Equity Managers†
Elizabeth Desmond
Advisory Relationship	0	$0		2	$1,927	M	20	$4,927	M
Sub-Advisory Relationship	8	$2,449	M	4	$345	M	0	$0
Russell Mackie
Advisory Relationship	0	$0		0	$0		19	$1,505	M
Sub-Advisory Relationship	2	$246	M	5	$336	M	0	$0
Emma Lewis
Advisory Relationship	0	$0		0	$0		5	$669	M
Sub-Advisory Relationship	5	$1,510	M	3	$43	M	0	$0
Global Equity Managers†
Nigel May
Advisory Relationship	0	$0		0	$0		15	$3,540	M
Sub-Advisory Relationship	3	$392	M	1	$672	M	0	$0
Brendan Baker

	Registered Investment			Other Pooled Investment			Other Accounts
	Companies			Vehicles			(separate accounts)
	Number of	Total		Number of			Number of
Name	Accounts	Assets		Accounts	Total Assets		Accounts	Total Assets

Advisory Relationship	0	$0		2	$6	M	5	$444	M
Sub-Advisory Relationship	2	$150	M	1	$672	M	0	$0
Andrew Porter
Advisory Relationship	0	$0		1	$1,910	M	10	$2,821	M
Sub-Advisory Relationship	1	$24	M	1	$15	M	0	$0
Emerging Markets Managers
Andrew Miller
Advisory Relationship	0	$0		1	$43	M	9	$1,588	M
Sub-Advisory Relationship	0	$0		3	$369	M	0	$0
Ginny Chong
Advisory Relationship	0	$0		1	$43	M	7	$1,566	M
Sub-Advisory Relationship	1	$91	M	4	$277	M	0	$0
International Fixed Income Managers
Chris Moth
Advisory Relationship	0	$0		3	$1,104	M	17	$11,182	M
Sub-Advisory Relationship	2	$164	M	1	$5	M	0	$0
Dave Wakefield
Advisory Relationship	0	$0		0	$0		16	$8,489	M
Sub-Advisory Relationship	0	$0		1	$346	M	0	$0

†	Mondrian manages its accounts using a team-based approach. Accordingly, client accounts are assigned to more than one portfolio manager, therefore the accounts listed above may be attributed to more than one of the portfolio managers listed.
Conflicts of Interest. Mondrian does not foresee any material conflicts of interest that may arise in the management of the funds and any other accounts managed with similar investment guidelines. Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities together with a summary of Mondrian’s policy in that area:
Allocation of aggregated trades
Mondrian may from time to time aggregate trades for a number of its clients.
Mondrian’s policy requires that all allocations of aggregated trades must be fair between clients. Transactions involving commingled orders are allocated in a manner deemed equitable to each account. When a combined order is executed in a series of transactions, at different prices, each account participating in the order may be allocated an average price obtained from the broker/dealer. When a trade can be allocated in a cost efficient manner to our clients, it will be prorated across all participating accounts. Mondrian may randomly allocate purchases or sales among participating accounts when the amounts involved are too small to be evenly proportioned in a cost efficient manner. In performing random allocations, Mondrian will consider consistency of strategy implementation among participating accounts.

Allocation of investment opportunities
Mondrian is an investment manager of multiple client portfolios. As such, it has to ensure that investment opportunities are allocated fairly between clients. There is a potential risk that Mondrian may favor one client over another client in making allocations of investment opportunities.
Mondrian makes security selection decisions at committee level. Those securities identified as investment opportunities are added to a list of approved securities; portfolios will hold only such approved securities.
All portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. Sale and purchase opportunities identified at regular investment meetings will be applied to portfolios across the board, subject to the requirements of individual client mandates.
See also “Side-by-side management of hedge funds” below.
Allocation of IPO opportunities
Initial Public Offerings (“IPO’s”) present a potential conflict of interest when they are priced at a discount to the anticipated secondary market price and the issuer has restricted or scaled back its allocation due to market demand. In such instances, the IPO allocation could be divided among a small select group of clients with others not receiving the allocation they would otherwise be entitled to.
Mondrian clients with relevant mandates are given an equal opportunity, proportionate to the size of their portfolio, to participate in IPO trades. All IPO purchases are allocated on a strict pro-rata basis.
Dealing in investments as principal in connections with the provision of seed capital
A conflict of interest exists when a portfolio management firm manages its own money alongside client money.
Mondrian generally does not trade for its own account. However, Mondrian and its affiliates have provided the seed capital to certain investment vehicles that have been established by Mondrian group entities. Mondrian serves as the investment manager to these investment vehicles.
Mondrian operates dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients. These policies ensure that any portfolios in which Mondrian has an investment interest do not receive favorable treatment relative to other client portfolios.
Directorships and external arrangements
Certain Mondrian staff may hold positions in external organizations. There is a potential risk that Mondrian personnel may place their own interests (resulting from outside employment / directorships) ahead of the interests of Mondrian clients.
Before accepting an executive or non-executive directorship or any other appointment in another company, employees, including executive directors, must obtain the prior approval of the Chief Executive Officer. The Chief Compliance Officer must also be informed of all such appointments and changes.
The CEO and CCO will only permit appointments that would not present a conflict of interest with the individual’s responsibilities to Mondrian clients.
Dual agency
Dual Agency (also known as Cross Trading) concerns those transactions where Mondrian may act as agent for both the buyer and seller. In such circumstances there is a potential conflict of interest as it may be possible to favor one client over another when establishing the execution price and/or commission rate.

Although it rarely does so, Mondrian may act as agent for both buying and selling parties with respect to transactions in investments. If Mondrian proposes to act in such capacity, the Portfolio Manager will first obtain approval from the Chief Compliance Officer. The CCO has an obligation to ensure that both parties are treated fairly in any such trade.
Employee personal account dealing
There are a number of potential conflicts when staff of an investment firm engage in buying and selling securities for their personal account.
Mondrian has arrangements in place to ensure that none of its directors, officers or employees (or persons connected to them by way of a business or domestic relationship) effects any transaction on their own account which conflicts with client interests.
Mondrian’s rules which govern personal account dealing and general ethical standards are set out in the Mondrian Investment Partners Code of Ethics.
Gifts and entertainment (received)
In the normal course of business Mondrian employees may receive gifts and entertainment from third parties e.g. brokers and other service providers. This results in a potential conflict of interest when selecting third parties to provide services to Mondrian and its clients.
Mondrian has a policy which requires that gifts and entertainment received are reported to the Chief Compliance Officer (any items in excess of £100 require pre-approval).
All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not been unduly influenced by them.
Gifts and entertainment (given)
In the normal course of business, Mondrian employees may provide gifts and entertainment to third parties. Excessively lavish gifts and entertainment would be inappropriate.
Mondrian has a policy which requires that any gifts and entertainment provided are reported to the Chief Compliance Officer (any items in excess of £200 require pre-approval).
All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not attempted to obtain undue influence from them.
Performance fees
Where an investment firm has clients with a performance fee arrangement there is a risk that those clients could be favored over clients without performance fees.
Mondrian charges fees as a proportion of assets under management. In a very limited number of situations, in addition to this fee basis, certain accounts also include a performance fee basis.
The potential conflict of interest arising from these fee arrangements is addressed by Mondrian’s procedures for the allocation of aggregated trades among clients. Investment opportunities are allocated totally independently of fee arrangements.
Side-by-side management of hedge funds (Mondrian Alpha Funds)
Where an investment manager has responsibility for managing long only portfolios alongside portfolios that can take short positions there is potential for a conflict of interest to arise between the two types of portfolio.

Mondrian acts as investment manager for two Fixed Income Alpha and one Equity Alpha fund. The Alpha Funds are permitted to take short positions and are also permitted to invest in some or all of the same securities that Mondrian manages for other clients.
Mondrian is satisfied that the investment styles of these different products significantly reduce the likelihood of a conflict of interest arising. However, Mondrian has a number of policies and procedures in place that are designed to ensure that any potential conflicts are correctly managed and monitored so that all clients are treated fairly.
Soft dollar arrangements
Where an investment manager has soft dollar arrangements in place with a broker/dealer there is a potential conflict of interest as trading volumes through that broker/dealer are usually important in ensuring that soft dollar targets are met.
As is typical in the investment management industry, Mondrian client funds are used to pay brokerage commissions for the execution of transactions in the client’s portfolio. As part of that execution service, brokers generally provide proprietary research to their clients as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; and providing information on economic factors and trends.
Proprietary research may be used by Mondrian in connection with its investment decision-making process with respect to one or more accounts managed by it, and it may or may not be used, or used exclusively, with respect to the account generating the brokerage.
With the exception of the receipt of proprietary research, Mondrian has no other soft dollar or commission sharing arrangements in place with brokers.
Compensation. Mondrian’s compensation arrangements are designed to attract and retain high caliber staff. The compensation structure does not provide incentives for any member staff to favor any client (or group of clients). Incentives (bonus and equity programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing.
Competitive Salary — All investment professionals are remunerated with a competitive base salary that periodically changes over time.
Profit Sharing Bonus Pool — All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company’s profitability (approximately 30% of profits).
Equity Ownership — Mondrian is majority management-owned. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business.
Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. As an individual’s ability to influence these factors depends on that individual’s position and seniority within the firm, so the allocation of participation in these programs will reflect this.
At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Compensation Committee. In determining the amount of bonuses and equity awarded, Mondrian’s Board of Directors consults with the company’s Compensation Committee, which makes recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.
Defined Contribution Pension Plan. All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The plan is governed by trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the plan provides death benefits for death in service and a spouse’s or dependant’s pension may also be payable.
No element of portfolio manager compensation is based on the performance of individual client accounts.
Ownership of Fund Shares. As of June 30, 2009, none of the portfolio managers beneficially owned shares of the funds they managed.
PORTFOLIO TRANSACTIONS
     Investment Decisions. The purchase and sale of portfolio securities for the funds and for the other investment advisory clients of Mondrian are made by it with a view to achieving each client’s investment objective. For example, a particular security may be purchased or sold on behalf of certain clients of Mondrian even though it could also have been purchased or sold for other clients at the same time.
     Likewise, a particular security may be purchased on behalf of one or more clients when Mondrian is selling the same security on behalf of one or more other clients. In some instances, therefore, Mondrian, acting for one client may sell a particular security to another client indirectly. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected pro rata on the basis of cash available or another equitable basis so as to avoid any one account being preferred over any other account.
     Mondrian makes decisions with respect to the purchase and sale of portfolio securities on behalf of the funds. Mondrian is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Purchases and sales of securities on a stock exchange or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed income securities may be transacted with the issuer, the issuer’s underwriter, or a dealer. The funds do not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the funds pay to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which certain of the funds invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes.
     Brokerage and Research Services. It is Mondrian’s policy to select brokers for fund trades on the basis of “best execution.” As a fiduciary to its advisory clients, Mondrian endeavors to seek best execution for client transactions by executing securities transactions for its clients in such a manner that the client’s net costs or proceeds in each transaction are the most favorable under the circumstances, i.e., by seeking to obtain not necessarily the lowest commission cost, but the best overall qualitative execution.
     In determining which broker offers best execution for a particular transaction, Mondrian maintains a list of approved brokers and Mondrian’s traders consider a number of factors, including: (i) the broker’s effectiveness in executing trades; (ii) the reliability, integrity, confidentiality, promptness, reputation and financial condition of the broker (including the trader’s past execution history with the broker); (iii) the size of the trade, its relative difficulty and the security’s trading characteristics and liquidity; (iv) the quality and breadth of products offered by the broker; and (v) the broker’s willingness to accept Mondrian’s standardized commission rates.
     Mondrian may aggregate client orders for the purpose of purchasing or selling particular securities. The aggregation of orders may provide an overall benefit to Mondrian’s clients by achieving, in aggregate, a relatively better purchase or sale price, lower commission expenses, lower market impact, beneficial timing of transactions, or a combination of such factors. Aggregated trades are allocated automatically among various clients by Mondrian’s investment model which includes “fairness rules” designed to allocate the aggregated trades across individual client accounts in a way that is intended to ensure fair and equitable treatment on average over time for all clients.
     Mondrian may cause a fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services if Mondrian believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, Mondrian may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services may include: economic, industry, or company research reports or investment recommendations. Mondrian may use research services furnished by brokers or dealers in servicing all fund accounts, and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.
     Performance Comparisons. Investors may judge the performance of the funds by comparing them to the performance of other mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor’s and to data prepared by Lipper, Inc., a widely recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron’s, The Wall Street Journal, Morningstar, Inc., Ibbotson Associates, CDA/Weisenberger, The New York Times, Business Week, U.S.A. Today, Institutional Investor and other periodicals. In addition to performance information, general information about the funds that appears in publications such as those mentioned above may be included in advertisements, sales literature and reports to shareholders. The funds may also include in advertisements and reports to shareholders information discussing the performance of Mondrian in comparison to other investment advisers and to other institutions.
     From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for the funds; (5) descriptions of investment strategies for the funds; (6) descriptions or comparisons of various investment products, which may or may not include the funds; (7) comparisons of investment products (including the funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in a fund. The Trust may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of a fund.
     For the fiscal years ended March 31, 2009 and 2008, the Funds paid brokerage commissions as follows:

Fund	Time Period	Amount
Laudus Mondrian International Equity Fund	6/17/08* to 3/31/09	$14,202

Laudus Mondrian Global Equity Fund	6/17/08* to 3/31/09	$3,243

Laudus Mondrian Emerging Markets Fund	4/1/08* to 3/31/09	$63,791
	11/2/07 — 3/31/08	$45,153

Laudus Mondrian International Fixed Income	4/1/08* to 3/31/09	$0

Fund	Time Period	Amount
Laudus Mondrian International Equity Fund	6/17/08* to 3/31/09	$14,202

Laudus Mondrian Global Equity Fund	6/17/08* to 3/31/09	$3,243

Laudus Mondrian Emerging Markets Fund	4/1/08* to 3/31/09	$63,791
	11/2/07* – 3/31/08	$0

*	Commencement of operartions.
REGULAR BROKER-DEALERS
A fund’s regular broker-dealers during its most recent fiscal year would be: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from a fund; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of a fund’s shares.
During the fiscal year ended March 31, 2009, the funds did not purchase securities issued by their regular broker-dealers.
DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES
     The Trust is an open-end series investment company organized as a Massachusetts business trust. A copy of the Third Amended and Restated Agreement and Declaration of Trust of the Trust (the “Declaration of Trust”), is on file with the Secretary of the Commonwealth of Massachusetts. The fiscal year of the Trust ends on March 31. The Trust changed its name to “Barr Rosenberg Series Trust” from “Rosenberg Series Trust” on August 5, 1996. Effective March 30, 2004, the Trust changed its name to the “Laudus Trust.”
     Interests in the Trust’s portfolios are currently represented by shares of thirteen series, the Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg International Discovery Fund, Laudus Rosenberg Long/Short Equity Fund, Laudus Mondrian Emerging Markets Fund, Laudus Mondrian International Fixed Income Fund, Laudus Mondrian International Equity Fund, Laudus Mondrian Global Equity Fund and Laudus Growth Investors Large Cap Growth Fund issued pursuant to the Declaration of Trust.
     Each of the Laudus Mondrian Emerging Markets Fund, Laudus Mondrian International Equity Fund, and Laudus Mondrian Global Equity Fund is divided into three classes of shares: Institutional Shares, Select Shares and Investor Shares. As of July 27, 2009, the three share classes of the Laudus Mondrian International Fixed Income Fund were combined into a single share class and the Laudus Mondrian International Fixed Income Fund no longer offered multiple classes of shares.
     As outlined in the funds’ prospectus, each share class has different minimum investments and different expenses.
Each class of shares of each fund represents interests in the assets of such fund and has identical dividend, liquidation and other rights and the same terms and conditions, except that expenses, if any, related to the distribution and shareholder servicing of a particular class are borne solely by such class, and each class may, at the discretion of the Trustees of the Trust, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular fund.
     The Declaration of Trust provides for the perpetual existence of the Trust. The Trust may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of each series of the Trust or by the vote of the Trustees by written notice to shareholders.
VOTING RIGHTS
     Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders will vote by individual series on all matters except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series and (ii) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. Shareholders of one series shall not be entitled to vote on matters exclusively affecting another series, such matters including, without limitation, the adoption of or change in any fundamental policies or restrictions of the other series and the approval of the investment advisory contracts of the other series.
     Each class of shares of a fund has identical voting rights except that each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution and shareholder service plan applicable to that class. All classes of shares of a fund will vote together, except with respect to any distribution and shareholder service plan applicable to a class or when a class vote is required as specified above or otherwise by the 1940 Act.
     There will normally be no meetings of shareholders for the purpose of electing Trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.
     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust’s name or to cure technical problems in the Declaration of Trust and (ii) to establish, liquidate, designate or modify new and existing series, sub-series or classes of shares of any series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations. Trustees may, without approval of the relevant shareholders, amend the Declaration of Trust to combine one or more series or classes of the Trust into a single series or class on such terms and conditions as the Trustees shall determine.
     Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written submissions to the Trust at P. O. Box 8032, Boston, Massachusetts 02266. Proposals must be received a reasonable time in advance of a proxy solicitation to be included. Submission of a proposal does not guarantee inclusion in a proxy statement because proposals must comply with certain federal securities regulations.
PROXY VOTING
     The Trust’s proxy voting policy is attached as an appendix to this Statement of Additional Information. Information regarding how the funds voted proxies related to portfolio securities during the most recent 12-month period ended June

30 is available, without charge, on the funds’ website at www.laudus.com. It is also available in the funds’ Form N-PX which can be obtained on the SEC’s website at www.sec.gov.
SHAREHOLDER AND TRUSTEE LIABILITY
     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant series for all loss and expense of any shareholder of that series held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the series of which he is or was a shareholder would be unable to meet its obligations.
     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also provides for indemnification by the Trust of the Trustees and the officers of the Trust against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust that such Trustees are liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.
OWNERS OF 5% OR MORE OF A FUND’S SHARES
     As of July 1, 2009, the officers and trustees of the Trust, as a group, owned of record or beneficially less than 1% of any class of outstanding equity securities of each fund.
The table at Appendix B lists persons or entities that owned, of record or beneficially, more than 5% of the outstanding equity securities of each class of a Fund as of July 1, 2009. Those persons who beneficially own more than 25% of a particular class of shares in a particular Fund may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of such fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.
DISCLOSURE OF PORTFOLIO SECURITIES INFORMATION
     Information regarding the availability of the funds’ portfolio securities can be obtained by calling 1.800.447.3332.
     The disclosure of portfolio securities information to shareholders and other parties, prior to regular public filings, may be authorized only by the Trust’s President upon prior consultation with the funds’ Subadviser and the funds’ Chief Legal Officer. Prior to authorizing the disclosure of portfolio securities, the Trust’s President must determine that: (i) such disclosure is in the best interests of the funds’ shareholders; and (ii) that no conflict exists between the interests of the funds’ shareholders and those of the funds’ Adviser, Subadviser or principal underwriter.
     Portfolio securities information also may be made available on a selective basis to service providers, ratings agencies, consultants and other qualified financial professionals when the President upon prior consultation with the funds’ Subadviser and the funds’ Chief Legal Officer, determines such disclosure meets the requirements for non-selective disclosure and serves a legitimate business purpose. Agreements entered into with a service provider to whom the funds selectively disclose portfolio securities information will generally include the confidentiality provisions customary in such agreements. Although certain of the service providers are not under formal confidentiality obligations in connection with disclosure of portfolio securities information, a fund would not continue to conduct business with a person who the fund believes was misusing the disclosed information. Any third-party who is not a service provider to the funds to whom the funds selectively disclose portfolio securities information will, prior to that disclosure, be required to sign an agreement describing the permitted use of portfolio securities information and providing that: (i) the portfolio securities information will be kept confidential; (ii) the person will not trade on the basis of any material non-public information; and (iii) the information will be used only for the purpose described in the agreement. As part of its ongoing review of fund operations, the Board of Trustees will periodically review any agreements that the Trust has entered into to selectively disclose portfolio securities information.
     The funds’ service providers, including, without limitation, the Adviser, Subadviser, distributor, transfer agent, auditor, proxy voting service provider, pricing information vendors, publisher, printer and mailing agent may receive early disclosure of portfolio securities information as frequently as daily in connection with the services they perform for the funds. The names of those persons to whom the funds selectively disclose portfolio securities information will be disclosed in this Statement of Additional Information. CSIM, Mondrian, ISS Governance Services (a division of RiskMetrics Group) and State Street Bank and Trust Company, as service providers to the funds, are currently receiving this information on a daily basis. RR Donnelley, as a service provider to the funds, is currently receiving this information on a quarterly basis. PricewaterhouseCoopers, ALPS and Glass Lewis, as service providers to the funds, receive this information on an as-needed basis. Service providers will be subject to a duty of confidentiality with respect to any portfolio securities information whether imposed by the provisions of the service provider’s contract with the Trust or by the nature of the service provider’s relationship with the Trust. In accordance with the exemptive order issued by the SEC to iShares and procedures approved by the Trust’s Board of Trustees, the Trust will promptly notify iShares Funds in writing of any purchase or acquisition of shares of an iShares Fund that causes a fund to hold (i) 5% or more of such iShares Fund’s total outstanding voting securities, and (ii) 10% or more of such iShares Fund’s total outstanding voting securities. In addition, the adviser or Subadviser will, upon causing a fund to acquire more than 3% of an open-end iShares Fund’s outstanding shares, notify the open-end iShares Fund of the investment.
     A complete list of each fund’s portfolio holdings is published on the Laudus website at www.laudus.com, under “Analysis & Commentary”, typically 30-40 days after the end of each Laudus Mondrian Fund’s fiscal quarter (which is also a calendar quarter-end). The portfolio holdings information available on the funds’ website is the same that is filed with the Securities and Exchange Commission on Form N-Q or Form N-CSR. The funds provide on the website quarterly information regarding certain attributes of a fund’s portfolio, such as a fund’s top ten holdings, sector weightings, composition, credit quality and duration and maturity, as applicable. This information is generally updated within 20-30 days after the end of the fiscal quarter. The information on the website is publicly available to all categories of persons.
     Each fund’s top ten holdings list is posted on Schwab.com monthly, typically with a 10-day lag. In addition to the top ten holdings information, the funds also provide monthly information regarding certain attributes of a fund’s portfolio, such as sector weightings, composition, credit quality, duration and maturity, as applicable. This information is available publically to all persons under “Research & Strategies” on Schwab.com.
     The funds may disclose non-material information including commentary and aggregate information about the characteristics of a fund in connection with or relating to a fund or its portfolio securities to any person if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the complete portfolio securities of any fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.
     Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning a fund. Commentary and analysis includes, but is not limited to, the allocation of a fund’s portfolio securities and other investments among various asset classes, sectors, industries, and countries, the characteristics of the stock components and other investments of a fund, the attribution of fund returns by asset class, sector, industry and country, and the volatility characteristics of a fund.
     Neither the funds nor the funds’ Adviser or Subadviser may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.
DETERMINATION OF NET ASSET VALUE
     Each business day, each fund calculates its share price, or NAV, as of the close of the New York Stock Exchange (“NYSE”). This means that NAVs are calculated using the values of each fund’s portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available or the adviser deems them to be unreliable are required to be valued at fair value using procedures approved by the Board of Trustees. Each fund uses approved pricing services to provide values for its portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last sales price that day, or, if there are no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Fixed income securities normally are valued based on valuations provided by approved pricing services. Securities may be fair valued pursuant to procedures approved by the funds’ Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.
PURCHASE AND REDEMPTION OF SHARES
     The funds are open each day that the NYSE is open. The NYSE’s trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE’s trading session closes early. The following holiday closings are currently scheduled for 2009: New Year’s Day, Martin Luther King Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The procedures for purchasing shares of each of the funds and for determining the offering price of such shares are described in the Prospectus. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of (i) $250,000 or (ii) 1% of the total net asset value of the Trust at the beginning of such period. The procedures for redeeming shares of each of the funds are described in the Prospectus.
     As described in the Prospectus, the Trust reserves the right, in its sole discretion, to reject purchase orders for shares of a fund. As a general matter, the Trust expects that it will not accept purchase orders when the purchase price is to be paid by cash (in the form of actual currency), third party checks, checks payable in foreign currency, credit card convenience checks or traveler’s checks.
     The funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers have also been authorized to designate other intermediaries to accept purchase and redemption orders on the funds’ behalf. The funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives such order. Such orders will be priced at the respective fund’s net asset value per share next determined after such orders are received by an authorized broker or the broker’s authorized designee.

FINANCIAL STATEMENTS
     The Report of the Independent Registered Public Accounting Firm and financial statements of the funds in the Trust’s Annual Report for the period ended March 31, 2009 (the “Annual Report”) are incorporated herein by reference to such Annual Report. Copies of such Annual Report are available without charge upon request by writing to Laudus Trust, P. O. Box 8032, Boston, Massachusetts 02266 or telephoning 1.888.352.8387 or visiting the funds’ website at www.laudus.com.
     The financial statements incorporated by reference into this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

APPENDIX A — RATINGS OF INVESTMENT SECURITIES
From time to time, the fund may report the percentage of its assets that fall into the rating categories set forth below.
BONDS
MOODY’S INVESTORS SERVICE
Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.
A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
STANDARD & POOR’S CORPORATION
INVESTMENT GRADE
AAA Debt rated ‘AAA’ has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA Debt rated ‘AA’ has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.
A Debt rated ‘A’ has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
BBB Debt rated ‘BBB’ is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE
Debt rated ‘BB’ and ‘B’ is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
BB Debt rated ‘BB’ has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The ‘BB’ rating category is also used for debt subordinated to senior debt that is assigned an actual or implied ‘BBB-’ rating.
B Debt rate ‘B’ has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The ‘B’ rating category also is used for debt subordinated to senior debt that is assigned an actual or implied ‘BB’ or ‘BB-’ rating.
FITCH, INC.
INVESTMENT GRADE BOND

AAA
Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA
Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated ‘AAA’. Because bonds rated in the ‘AAA’ and ‘AA’ categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated ‘F1+’.

A
Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB
Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE BOND

BB
Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B
Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

DOMINION BOND RATING SERVICE
Bond and Long Term Debt Rating Scale
As is the case with all DBRS rating scales, long term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. DBRS ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every DBRS rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.
AAA: Highest Credit Quality
AA: Superior Credit Quality
A: Satisfactory Credit Quality
BBB: Adequate Credit Quality
BB: Speculative
B: Highly Speculative
CCC: Very Highly Speculative
CC: Very Highly Speculative
C: Very Highly Speculative
“AAA” Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.
“AA” Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.
“A” Bonds rated “A” are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the “A” category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.
“BBB” Bonds rated “BBB” are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.
“BB” Bonds rated “BB” are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.
“B” Bonds rated “B” are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

“CCC” / “CC” / “C” Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated “B”. Bonds rated below “B” often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the “C” to “CCC” categories, with “CC” and “C” normally used to lower ranking debt of companies where the senior debt is rated in the “CCC” to “B” range.
“D” This category indicates Bonds in default of either interest or principal.
(“HIGH”, “LOW”) grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that “high” and “low” grades are not used for the AAA category.
COMMERCIAL PAPER AND SHORT-TERM DEBT RATING SCALE
Dominion Bond Rating Service
As is the case with all DBRS rating scales, commercial paper ratings are meant to give an indication of the risk that the borrower will not fulfill its obligations in a timely manner. DBRS ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every DBRS rating is based on quantitative and qualitative considerations which are relevant for the borrowing entity.
R-1: Prime Credit Quality
R-2: Adequate Credit Quality
R-3: Speculative
All three DBRS rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area, as this is where ratings for active borrowers in Canada continue to be heavily concentrated.
“R-1 (HIGH)” Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.
“R-1 (MIDDLE)” Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.
“R-1 (LOW)” Short term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.
“R-2 (HIGH)”, “R-2 (MIDDLE)”, “R-2 (LOW)” Short term debt rated “R-2” is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an “R-1 credit”. Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.
“R-3 (HIGH)”, “R-3 (MIDDLE)”, “R-3 (LOW)” Short term debt rated “R-3” is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. “R-3” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-3” ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.
SHORT TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS
MOODY’S INVESTORS SERVICE
Short term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-3 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.
STANDARD & POOR’S CORPORATION
An S&P SP-1 rating indicates that the subject securities’ issuer has a strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P’s determination that an issuer has a satisfactory capacity to pay principal and interest is denoted by an SP-2 rating.
FITCH, INC.
Obligations supported by the highest capacity for timely repayment are rated F1+. An F1 rating indicates that the obligation is supported by a very strong capacity for timely repayment. Obligations rated F2 are supported by a good capacity for timely repayment, although adverse changes in business, economic, or financial conditions may affect this capacity.
COMMERCIAL PAPER
MOODY’S INVESTORS SERVICE
Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

STANDARD & POOR’S CORPORATION
A Standard & Poor’s Corporation (“S&P”) A-1 commercial paper rating indicates a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.
FITCH, INC.
F1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F1 reflect an assurance of timely payment only slightly less than issues rated F1+. Issues assigned an F2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.

APPENDIX B — OWNERS OF 5% OF SHARES OF A FUND

Fund	Name	Address	Percent owned
Laudus Mondrian International Equity Fund — Investor Shares	L TANG & R VOON TTEE	BURLINGAME CA	8.21%

	PATRICIA A DESMOND TTEE	CHARLESTOWN MA	6.62%

	PATRICIA A DESMOND	CHARLESTOWN MA	6.56%

Laudus Mondrian International Equity Fund — Select Shares	G ANDREW GILL	CHARLES SCHWAB & CO., INC. CUSTOMER 211 MAIN STREET SAN FRANCISCO, CA	20.30%

	JAMES F BRECKER JR	MALVERN PA	79.70%

Laudus Mondrian International Equity Fund — Institutional Shares	SPECIALTY FAMILY LIMITED PARTN	2101 ROSECRANS AVE SUITE 3270 EL SEGUNDO CA 90245 101 MONTGOMERY ST SAN FRANCISCO CA 94104	5.82%

	A PARTNERSHIP NIMAN & ASSOCIATES INC

	SCHWAB TARGET 2020 FUND(SWCRX)	101 MONTGOMERY ST SAN FRANCISCO CA 94104	11.73%

	SCHWAB TARGET 2040 (SWERX)	101 MONTGOMERY ST SAN FRANCISCO CA 94104	12.06%

	SCHWAB TARGET 2030 FUND (SWDRX	101 MONTGOMERY ST SAN FRANCISCO CA 94104	12.94%

Fund	Name	Address	Percent owned
	GREATER TEXAS FOUNDATION	1121 BRIARCREST DR STE 200 BRYAN TX 77802	14.43%

Laudus Mondrian Global Equity Fund — Investor Shares	MANUEL ALFONSO CARVALLO & VERONICA GONZALEZ JT TEN	ALPHARETTA GA	28.63%

	PHILIP FRANCUS CUST FOR RACHEL FRANCUS	WOODHAVEN NY	15.05%

	DAVID M BROWNING	PLACENTIA CA

	DOTTIE M ROBERTSON	BEND OR	9.65%

	STEPHEN KA HEI LEE	SAN FRANCISCO CA	7.52%

	JONATHAN DE ST PAER	CHARLES SCHWAB & CO., INC. CUSTOMER 211 MAIN STREET SAN FRANCISCO, CA	6.02%

Laudus Mondrian Global Equity Fund — Select Shares	P REGAN & K REGAN TTEE PATRICK R REGAN REVOCABLE TRUS	MINNEAPOLIS MN	74.01%

	DANIEL K BERMAN & REIKO B SHINGU	NORTH BETHESDA MD	25.36%

Laudus Mondrian Emerging Markets Fund — Select Shares	JOSEPH T DEAN CHARLES SCHWAB & CO INC CUST	SCOTTSDALE AZ	5.35%

	MARK WILLIAM RIEPE & TINA RIEPE	CHARLES SCHWAB & CO., INC. CUSTOMER 211 MAIN STREET SAN FRANCISCO, CA	5.54%

Fund	Name	Address	Percent owned
	DAVID EUGENE PHILLEY CHARLES SCHWAB & CO INC CUST	UNION NJ	5.56%

	JJT INVESTMENTS PARTNERSHIP LT	1108 NUECES CT COLLEYVILLE TX 76034	18.97%

	A PARTNERSHIP

Laudus Mondrian Emerging Markets Fund — Institutional Shares	SCHWAB TARGET 2040 FUND (SWERX)	101 MONTGOMERY ST SAN FRANCISCO CA 94104	10.22%

	SCHWAB TARGET 2030 FUND (SWDRX)	101 MONTGOMERY ST SAN FRANCISCO CA 94104	11.65%

	SCHWAB TARGET 2020 (SWCRX)	101 MONTGOMERY ST SAN FRANCISCO CA 94104	11.07%

Laudus Mondrian International Fixed Income Fund — Institutional Shares	SCHWAB TARGET 2020 (SWCRX)	101 MONTGOMERY ST SAN FRANCISCO CA 94104	5.18%

APPENDIX C — DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES
Charles Schwab Investment Management, Inc.
The Charles Schwab Family of Funds
Schwab Investments
Schwab Capital Trust
Schwab Annuity Portfolios
Laudus Trust
Laudus Institutional Trust
Schwab Strategic Trust
Proxy Voting Policy and Procedures
As of February 2010
Charles Schwab Investment Management, Inc. (“CSIM”), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies and other clients for which it provides discretionary investment management services. CSIM’s Proxy Committee exercises and documents CSIM’s responsibility with regard to voting of client proxies (the “Proxy Committee”). The Proxy Committee is composed of representatives of CSIM’s Fund Administration, Legal, and Portfolio Management Departments, and chaired by CSIM’s Deputy Chief Investment Officer. The Proxy Committee reviews and, as necessary, may amend periodically these Procedures to address new or revised proxy voting policies or procedures. The policies stated in these Proxy Voting Policy and Procedures (the “CSIM Proxy Procedures”) pertain to all of CSIM’s clients.
The Boards of Trustees (the “Trustees”) of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios ( “Schwab Funds”) have delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. In addition, the Boards of Trustees (the “Trustees”) of Laudus Trust and Laudus Institutional Trust (“Laudus Funds”) and the Schwab Strategic Trust (“Schwab ETFs”; collectively, the Schwab Funds, the Laudus Funds and the Schwab ETFs are the “Funds”) have delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. The Trustees have adopted these Proxy Procedures with respect to proxies voted on behalf of the various Schwab Funds, Laudus Funds, and Schwab ETFs portfolios. CSIM will present amendments to the Trustees for approval. However, there may be circumstances where the Proxy Committee deems it advisable to amend the Proxy Procedures between regular Schwab Funds, Laudus Funds and Schwab ETFs Board meetings. In such cases, the Trustees will be asked to ratify any changes at the next regular meeting of the Board.
To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Glass Lewis & Co. (“Glass Lewis”) as an expert in the proxy voting and corporate governance area. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping.

Proxy Voting Policy
For investment companies and other clients for which CSIM exercises its responsibility for voting proxies, it is CSIM’s policy to vote proxies in the manner that CSIM and the Proxy Committee determine will maximize the economic benefit to CSIM’s clients. In furtherance of this policy, the Proxy Committee has received and reviewed Glass Lewis’ written proxy voting policies and procedures (“Glass Lewis’ Proxy Procedures”) and has determined that Glass Lewis’ Proxy Procedures, with the exceptions noted below, are consistent with the CSIM Proxy Procedures and CSIM’s fiduciary duty with respect to its clients. The Proxy Committee will review any material amendments to Glass Lewis’ Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM’s fiduciary duty with respect to its clients.
Except under each of the circumstances described below, the Proxy Committee will delegate to Glass Lewis responsibility for voting proxies, including timely submission of votes, on behalf of CSIM’s clients in accordance with Glass Lewis’ Proxy Procedures.
For proxy issues, that are determined by the Proxy Committee or the applicable portfolio manager or other relevant portfolio management staff to raise significant concerns with respect to the accounts of CSIM clients, the Proxy Committee will review the analysis and recommendation of Glass Lewis. Examples of factors that could cause a matter to raise significant concerns include, but are not limited to: issues whose outcome has the potential to materially affect the company’s industry, or regional or national economy, and matters which involve broad public policy developments which may similarly materially affect the environment in which the company operates. The Proxy Committee also will solicit input from the assigned portfolio manager and other relevant portfolio management staff for the particular portfolio security. After evaluating all such recommendations, the Proxy Committee will decide how to vote the shares and will instruct Glass Lewis to vote consistent with its decision. The Proxy Committee has the ultimate responsibility for making the determination of how to vote the shares in order to maximize the value of that particular holding.
With respect to proxies of an affiliated mutual fund, the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of the fund (i.e., “echo vote”), unless otherwise required by law. When required by law, the Proxy Committee will also “echo vote” proxies of an unaffiliated mutual fund. For example, certain exemptive orders issued to the Schwab Funds by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the Schwab Funds, under certain circumstances, to “echo vote” proxies of registered investment companies that serve as underlying investments of the Schwab Funds. When not required to “echo vote,” the Proxy Committee will delegate to Glass Lewis responsibility for voting proxies of an unaffiliated mutual fund in accordance with Glass Lewis’ Proxy Procedures.
In addition, with respect to holdings of The Charles Schwab Corporation (“CSC”) (ticker symbol: SCHW), the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of the fund (i.e., “echo vote”), unless otherwise required by law.

Exceptions from Glass Lewis’ Proxy Procedures: The Proxy Committee has reviewed the particular policies set forth in Glass Lewis’ Proxy Procedures and has determined that the implementation of custom policies in the following is consistent with CSIM’s fiduciary duty with respect to its clients:
•	Independent Chairman: With respect to shareholder proposals requiring that a company chairman’s position be filled by an independent director, the Proxy Committee has instructed Glass Lewis to vote against such proposals unless the company does not meet the applicable minimum total shareholder return threshold, as calculated below. In cases where a company fails to meet the threshold, the Proxy Committee has instructed Glass Lewis to vote the shareholder proposals requiring that the chairman’s position be filled by an independent director in accordance with Glass Lewis’ Proxy Procedures. Additionally, with respect to the election of a director who serves as the governance committee chair (or, in the absence of a governance committee, the chair of the nominating committee), the Proxy Committee has instructed Glass Lewis to vote for the director in cases where the company chairman’s position is not filled by an independent director and an independent lead or presiding director has not been appointed.

•	Classified Boards: With respect to shareholder proposals declassifying a staggered board in favor of the annual election of directors, the Proxy Committee has instructed Glass Lewis to vote against such proposals unless the company does not meet the applicable minimum total shareholder return threshold, as calculated below. In cases where a company fails to meet the threshold, the Proxy Committee has instructed Glass Lewis to vote the shareholder proposals declassifying a staggered board in favor of the annual election of directors in accordance with Glass Lewis’ Proxy Procedures.
Glass Lewis uses a three-year total return performance methodology to calculate the applicable minimum total shareholder return threshold. For Russell 3000 Index constituents, if a company’s total annual shareholder return is in the bottom 25% of Russell 3000 constituent companies’ total annual shareholder returns for three consecutive years, the company will be deemed not to have met the threshold. For companies not in the Russell 3000 Index, the universe of companies used for the minimum total shareholder return threshold calculation is all Glass Lewis covered companies outside of the Russell 3000 Index.
There may be circumstances in which Glass Lewis does not provide an analysis or recommendation for voting a security’s proxy. In that event, and when the criteria set forth below are met, two members of the Proxy Committee, including at least one representative from equity Portfolio Management, may decide how to vote such proxy in order to maximize the value of that particular holding. The following criteria must be met: (1) For each Fund that holds the security in its portfolio, the value of the security must represent less than one tenth of one cent in the Fund’s NAV, and (2) the security’s value must equal less than $50,000 in the aggregate across all of the Funds and separate accounts that hold this security. Any voting decision made under these circumstances will be reported to the Proxy Committee at its next scheduled meeting. If the criteria are not met, the Proxy Committee may meet to decide how to vote such proxy.

Conflicts of Interest. Except as described above for proxies of mutual funds, CSC and exceptions to Glass Lewis’ Proxy Procedures, where proxy issues present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM’s clients, CSIM will delegate to Glass Lewis responsibility for voting such proxies in accordance with Glass Lewis’ Proxy Procedures,. The CSIM Legal Department is responsible for developing procedures to identify material conflicts of interest.
Voting Foreign Proxies. CSIM has arrangements with Glass Lewis for voting proxies. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities, due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:
o	proxy statements and ballots written in a foreign language;

o	untimely and/or inadequate notice of shareholder meetings;

o	restrictions of foreigner’s ability to exercise votes;

o	requirements to vote proxies in person;

o	requirements to provide local agents with power of attorney to facilitate CSIM’s voting instructions.
In consideration of the foregoing issues, Glass Lewis uses its best-efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote. In addition, certain foreign countries impose restrictions on the sale of securities for a period of time in proximity to the shareholder meeting. To avoid these trading restrictions, the Proxy Committee instructs Glass Lewis not to vote such foreign proxies.
Securities Lending Programs. Certain of the Funds enter into securities lending arrangements with lending agents to generate additional revenue for their portfolios. In securities lending arrangements, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the lender retains the right to recall a security and may then exercise the security’s voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. CSIM will use its best efforts to recall a Fund’s securities on loan and vote such securities’ proxies if (a) the proxy relates to a special meeting of shareholders of the issuer (as opposed to the issuer’s annual meeting of shareholders), or (b) the Fund owns more than 5% of the outstanding shares of the issuer. Further, it is CSIM’s policy to use its best efforts to recall securities on loan and vote such securities’ proxies if CSIM determines that the proxies involve a material event affecting the loaned securities. CSIM may utilize third-party service providers to assist it in identifying and evaluating whether an event is material. CSIM may also recall securities on loan and vote such securities’ proxies in its discretion.

Sub-Advisory Relationships. For investment companies or other clients that CSIM has delegated day-to-day investment management responsibilities to an investment adviser, CSIM may delegate its responsibility to vote proxies with respect to such investment companies’ or other clients’ securities. Each Sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities as it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser’s proxy voting policy to ensure that each Sub-adviser’s proxy voting policy is generally consistent with the maximization of economic benefits to the investment company or other client.
Reporting and Record Retention
CSIM will maintain, or cause Glass Lewis to maintain, records that identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients proxy voting records and procedures.
CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940 and the rules and regulations thereunder.

Proxy Paper Guidelines
2010 Proxy Season

United States

An Overview of the Glass Lewis Approach to Proxy Advice

GLASS LEWIS & Co.

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I. A Board of Directors That Serves the Interests of Shareholders
ELECTION OF DIRECTORS
The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.
Independence
The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s service track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.
We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.
Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:
Independent Director — An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years1 before the inquiry are usually considered “current” for purposes of this test.
In our view, a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position. Glass Lewis applies a

[1]	NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look back period to directors who have previously served as executives of the company on an interim basis for less than one year.

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three-year look back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look back.
Affiliated Director — An affiliated director has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.2 This includes directors whose employers have a material financial relationship with the company.3 In addition, we view a director who owns or controls 20% or more of the company’s voting stock as an affiliate.
We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.
Inside Director — An inside director simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.
Definition of “Material”: A material relationship is one in which the dollar value exceeds: (i) $50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or (ii) $120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm where the company pays the firm, not the individual, for services. This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;4 and any aircraft and real estate dealings between the company and the director’s firm; or (iii) 1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).
Definition of “Familial”: Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if the director has a family member who is employed by the company and who receives compensation of $120,000 or more per year or the compensation is not disclosed.
Definition of “Company”: A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

[2]	If a company classifies one of its non-employee directors as non-independent, Glass Lewis will classify that director as an affiliate.

[3]	We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”

[4]	We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity.

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Voting Recommendations on the Basis of Board Independence
Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically5 recommend voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.6
In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman’s presence.
In addition, we scrutinize avowedly “independent” chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.
Committee Independence
We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.7 We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.
Independent Chairman
Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chairman creates a better governance structure than a combined CEO/chairman position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals the board set. This is needlessly complicated when a CEO chairs the board, since a CEO/chairman presumably will have a significant influence over the board.
It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chairman controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.
A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.

[5]	With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the affiliates or insiders who are up for election just to achieve two-thirds independence.

[6]	Where a director serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership, we will generally consider him/her to be affiliated but will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.

[7]	We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees

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Likewise, an independent chairman can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.
Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.
We recognize that empirical evidence regarding the separation of these two roles remains inconclusive. However, Glass Lewis believes that the installation of an independent chairman is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management.
We do not recommend that shareholders vote against CEOs who chair the board. However, we typically encourage our clients to support separating the roles of chairman and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.
Performance
The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.
Voting Recommendations on the Basis of Performance
We disfavor directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:
1. A director who fails to attend a minimum of 75% of the board meetings or 75% of the total of applicable committee meetings and board meetings.8
2. A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).
3. A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.
4. A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).
5. All directors who served on the board if, for the last three years, the company’s performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

[8]	However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

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Audit Committees and Performance
Audit committees play an integral role in overseeing the financial reporting process because “[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important.”9
When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:
A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting — the full board including the audit committee, financial management including the internal auditors, and the outside auditors — form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.
Standards for Assessing the Audit Committee
For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”10
We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller or similar experience. While we will not necessarily vote against members of an audit committee when such expertise is lacking, we are more likely to vote against committee members when a problem such as a restatement occurs and such expertise is lacking.
Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

[9]	Audit Committee Effectiveness — What Works Best.” PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.

[10]	Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

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When assessing the decisions and actions of the audit committee, we typically defer to its judgment and would vote in favor of its members, but we would recommend voting against the following members under the following circumstances:11
1. All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.
2. The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.
3. The audit committee chair, if the audit committee did not meet at least 4 times during the year.
4. The audit committee chair, if the committee has less than three members.
5. Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.
6. All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.
7. The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).
8. All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are now prohibited by the PCAOB.
9. All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.
10. All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.
11. The audit committee chair12 if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

[11]	Where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

[12]	In all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.

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12. All members of an audit committee where the auditor has resigned and reported that a section 10A13 letter has been issued.
13. All members of an audit committee at a time when material accounting fraud occurred at the company.
14. All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:
• The restatement involves fraud or manipulation by insiders;
• The restatement is accompanied by an SEC inquiry or investigation;
• The restatement involves revenue recognition;
• The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or
• The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.
15. All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last 5 quarters.
16. All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).
17. All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.
18. All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed.
19. All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.14
20. All members of the audit committee who served since the date of the company’s last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.
We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.
Compensation Committee Performance

[13]	Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.

[14]	The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.

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Compensation committees have the final say in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.
Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.
Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. Lax controls can and have contributed to conflicting information being obtained, for example through the use of nonobjective consultants. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.
Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (CD&A) report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as management-submitted advisory compensation vote proposals, which allow shareholders to vote on the compensation paid to a company’s top executives.
In our evaluation of the CD&A, we examine, among other factors, the following:
1. The extent to which the company uses appropriate performance goals and metrics in determining overall compensation as an indication that pay is tied to performance.
2. How clearly the company discloses performance metrics and goals so that shareholders may make an independent determination that goals were met.
3. The extent to which the performance metrics, targets and goals are implemented to enhance company performance and encourage prudent risk-taking.
4. The selected peer group(s) so that shareholders can make a comparison of pay and performance across the appropriate peer group.
5. The extent to which the company benchmarks compensation levels at a specific percentile of its peer group along with the rationale for selecting such a benchmark.
6. The amount of discretion granted management or the compensation committee to deviate from defined performance metrics and goals in making awards, as well as the appropriateness of the use of such discretion.

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We provide an overall evaluation of the quality and content of a company’s executive compensation policies and procedures as disclosed in a CD&A as either good, fair or poor.
We evaluate compensation committee members on the basis of their performance while serving on the compensation committee in question, not for actions taken solely by prior committee members who are not currently serving on the committee. At companies that provide shareholders with non-binding advisory votes on executive compensation (“Say-on-Pay”), we will use the Say-on-Pay proposal as the initial, primary means to express dissatisfaction with the company’s compensation polices and practices rather than recommending voting against members of the compensation committee (except in the most egregious cases).
When assessing the performance of compensation committees, we will recommend voting against for the following:15
1. All members of the compensation committee who are up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in our pay-for-performance analysis) when shareholders are not provided with an advisory vote on executive compensation.16
2. Any member of the compensation committee who has served on the compensation committee of at least two other public companies that received F grades in our pay-for-performance model and who is also suspect at the company in question.
3. The compensation committee chair if the company received two D grades in consecutive years in our pay-for-performance analysis, and if during the past year the Company performed the same as or worse than its peers.17
4. All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.
5. All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.
6. All members of the compensation committee if excessive employee perquisites and benefits were allowed.

[15]	Where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

[16]	Where there are multiple CEOs in one year, we will consider not recommending against the compensation committee but will defer judgment on compensation policies and practices until the next year or a full year after arrival of the new CEO. In addition, if a company provides shareholders with a Say-on-Pay proposal and receives an F grade in our pay-for-performance model, we will recommend that shareholders only vote against the Say-on-Pay proposal rather than the members of the compensation committee, unless the company exhibits egregious practices. However, if the company receives successive F grades, we will then recommend against the members of the compensation committee in addition to recommending voting against the Say-on-Pay proposal.

[17]	In cases where the company received two D grades in consecutive years, but during the past year the company performed better than its peers or improved from a D to an F grade year over year, we refrain from recommending to vote against the compensation chair. In addition, if a company provides shareholders with a Say-on-Pay proposal in this instance, we will consider voting against the advisory vote rather than the compensation committee chair unless the company exhibits unquestionably egregious practices.

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7. The compensation committee chair if the compensation committee did not meet during the year, but should have (e.g., because executive compensation was restructured or a new executive was hired).
8. All members of the compensation committee when the company repriced options within the past two years and we would not have supported the repricing (e.g., officers and directors were allowed to participate).
9. All members of the compensation committee when vesting of in-the-money options is accelerated or when fully vested options are granted.
10. All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.
11. All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.
12. All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.
13. The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.
14. All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.18
Nominating and Governance Committee Performance
The nominating and governance committee, as an agency for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the board is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote.
Regarding the nominating and or governance committee, we will recommend voting against the following:19
1. All members of the governance committee20 during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and

[18]	In all other instances (i.e. a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.

[19]	Where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

[20]	If the board does not have a governance committee (or a committee that serves such a purpose), we recommend voting against the entire board on this basis.

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their rights — i.e., where the proposal received enough shareholder votes (at least a majority) to allow the board to implement or begin to implement that proposal.21 Examples of these types of shareholder proposals are majority vote to elect directors and to declassify the board.
2. The governance committee chair,22 when the chairman is not independent and an independent lead or presiding director has not been appointed.23 We note that each of the Business Roundtable, The Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent.
3. In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.
4. The governance committee chair, when the committee fails to meet at all during the year.
5. The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e. the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing an average shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock-exchange listing requirements).
Regarding the nominating committee, we will recommend voting against the following:24
1. All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.
2. The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., because new directors were nominated or appointed since the time of the last annual meeting).
3. In the absence of a governance committee, the nominating committee chair25 when the chairman is not independent, and an independent lead or presiding director has not been appointed.26

[21]	Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.

[22]	If the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.

[23]	We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against as if there were no lead or presiding director.

[24]	Where we would recommend is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

[25]	If the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.

[26]	In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.

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4. The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.27
5. The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.28
Board-level Risk Management Oversight
Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firm have significant hedging or trading strategies, including financial and non-financial derivatives, those firms should also have a chief risk officer and a risk committee.
When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee contributed to the loss through poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)29, we will consider recommending to vote against the chairman of the board on that basis. However, we generally would not recommend voting against a combined chairman/CEO except in egregious cases.
Experience
We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred appearing at companies that follow these same patterns. Glass Lewis has a proprietary database of every officer and director serving at 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.
Voting Recommendations on the Basis of Director Experience
We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight,

[27]	In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.
[28]	Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the validity of the issue(s) that initially raised shareholder concern, follow-up on such matters, and only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 25% or more) vote against based on the same analysis.
[29]	A committee responsible for risk management could be a dedicated risk committee, or another board committee, usually the audit committee but occasionally the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.

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overcompensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders.30
Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.
Other Considerations
In addition to the three key characteristics — independence, performance, experience — that we use to evaluate board members, we consider conflict-of-interest issues in making voting recommendations.
Conflicts of Interest
We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of affiliated or inside directors:
1. A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Because of the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.
2. A director who is on an excessive number of boards: We will typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards and any other director who serves on more than six public company boards typically receives an against recommendation from Glass Lewis. Academic literature suggests that one board takes up approximately 200 hours per year of each member’s time. We believe this limits the number of boards on which directors can effectively serve, especially executives at other companies.31 Further, we note a recent study has shown that the average number of outside board seats held by CEOs of S&P 500 companies is 0.7, down from 0.9 in 2004 and 1.6 in 1999. 32
3. A director, or a director who has an immediate family member, providing consulting or other material professional services to the company: These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.
4. A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting

[30]	We typically apply a three-year look-back to such issues and also research to see whether the responsible directors have been up for election since the time of the failure, and if so, we take into account the percentage of support they received from shareholders.

[31]	Our guidelines are similar to the standards set forth by the NACD in its “Report of the NACD Blue Ribbon Commission on Director Professionalism,” 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in its “Corporate Governance Best Practices: A Blueprint for the Post-Enron Era,” 2002, p. 17), which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards, and others should not serve on more than six boards.

[32]	Spencer Stuart Board Index, 2009, p. 19

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to more than $50,000: Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.
5. Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.33
6. All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.
Size of the Board of Directors
While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.
To that end, we typically recommend voting against the chairman of the nominating committee at a board with fewer than five directors. With boards consisting of more than 20 directors, we typically recommend voting against all members of the nominating committee (or the governance committee, in the absence of a nominating committee).34
Controlled Companies
Controlled companies present an exception to our independence recommendations. The board’s function is to protect shareholder interests; however, when an individual or entity owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.
Independence Exceptions
The independence exceptions that we make for controlled companies are as follows:
1. We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.
2. The compensation committee and nominating and governance committees do not need to consist solely of independent directors.

[33]	There is no look-back period for this situation. This only applies to public companies and we only footnote it for the non-insider.

[34]	The Conference Board, at p. 23 in its report “Corporate Governance Best Practices, Id.,” quotes one of its roundtable participants as stating, “[w]hen you’ve got a 20 or 30 person corporate board, it’s one way of assuring that nothing is ever going to happen that the CEO doesn’t want to happen.”

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a. We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.
b. Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.
3. Controlled companies do not need an independent chairman or an independent lead or presiding director. Although an independent director in a position of authority on the board — such as chairman or presiding director — can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.
4. Where an individual or entity owns more than 50% of a company’s voting power but the company is not a “controlled” company as defined by relevant listing standards, we apply a lower independence requirement of a majority of the board but keep all other standards in place. Similarly, where an individual or entity holds between 20-50% of a company’s voting power, but the company is not “controlled” and there is not a “majority” owner, we will allow for proportional representation on the board based on the individual or entity’s percentage of ownership.
Size of the Board of Directors
We have no board size requirements for controlled companies.
Audit Committee Independence
We believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.
Mutual Fund Boards
Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.
The following mutual fund policies are similar to the policies for regular public companies:
1. Size of the board of directors: The board should be made up of between five and twenty directors.

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2. The CFO on the board: Neither the CFO of the fund nor the CFO of the fund’s registered investment adviser should serve on the board.
3. Independence of the audit committee: The audit committee should consist solely of independent directors.
4. Audit committee financial expert: At least one member of the audit committee should be designated as the audit committee financial expert.
The following differences from regular public companies apply at mutual funds:
1. Independence of the board: We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.
2. When the auditor is not up for ratification: We do not recommend voting against the audit committee if the auditor is not up for ratification because, due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.
3. Non-independent chairman: The SEC has proposed that the chairman of the fund board be independent. We agree that the roles of a mutual fund’s chairman and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chairman of an investment company’s nominating committee as well as the chairman of the board if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chairman and we agree with them that “an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser.” (See the comment letter sent to the SEC in support of the proposed rule at http://sec.gov/rules/proposed/s70304/s70304-179.pdf)
DECLASSIFIED BOARDS
Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.
Empirical studies have shown: (i) companies with staggered boards reduce a firm’s value; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.
In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Research shows that shareholders are worse off when a staggered board blocks a transaction. A study by a group of Harvard Law professors concluded that companies whose staggered boards prevented a takeover “reduced shareholder returns for targets ... on the order of eight to ten

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percent in the nine months after a hostile bid was announced.“35 When a staggered board negotiates a friendly transaction, no statistically significant difference in premiums occurs.36
During a March 2004 Glass Lewis Proxy Talk on staggered boards, the proponents of staggered boards could not identify research showing that staggered boards increase shareholder value. The opponents of such a structure marshaled significant support for the proposition that, holding everything else constant, classified boards reduce shareholder value. Lucian Bebchuk, a Harvard Law professor who studies corporate governance issues, concluded that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.“37
Shareholders have increasingly come to agree with this view. In 2008 only 40% of U.S. companies had a classified board structure, down from approximately 60% of companies in 2004. Clearly, more shareholders have supported the repeal of classified boards. Resolutions relating to the repeal of staggered boards garnered on average over 70% support among shareholders in 2008, whereas in 1987, only 16.4% of votes cast favored board declassification.
Given the empirical evidence suggesting staggered boards reduce a company’s value and the increasing shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.
MANDATORY DIRECTOR RETIREMENT PROVISIONS
Director Term and Age Limits
Glass Lewis believes that director age and term limits typically are not in shareholders’ best interests. Too often age and term limits are used by boards as a crutch to remove board members who have served for an extended period of time. When used in that fashion, they are indicative of a board that has a difficult time making “tough decisions.”
Academic literature suggests that there is no evidence of a correlation between either length of tenure or age and director performance. On occasion, term limits can be used as a means to remove a director for boards that are unwilling to police their membership and to enforce turnover. Some shareholders support term limits as a way to force change when boards are unwilling to do so.
While we understand age limits can be a way to force change where boards are unwilling to make changes on their own, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Further, age limits unfairly imply that older (or, in rare cases, younger) directors cannot contribute to company oversight. A director’s experience can be valuable to shareholders because directors navigate complex and critical issues when serving on a board.
In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. However, we support periodic director rotation to ensure a fresh perspective in the boardroom and the generation of new ideas and business strategies. We believe the board should implement such rotation instead of relying on arbitrary limits. When necessary, shareholders can address the issue of director rotation through director elections.

[35]	Lucian Bebchuk, John Coates, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” December 2002, page 1.

[36]	Id. at 2 (“Examining a sample of seventy-three negotiated transactions from 2000 to 2002, we find no systematic benefits in terms of higher premia to boards that have [staggered structures].”).

[37]	Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).

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We believe that shareholders are better off monitoring the board’s approach to corporate governance and the board’s stewardship of company performance rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.
However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.
REQUIRING TWO OR MORE NOMINEES PER BOARD SEAT
In an attempt to address lack of access to the ballot, shareholders sometimes propose that the board give shareholders a choice of directors for each open board seat in every election. However, we feel that policies requiring a selection of multiple nominees for each board seat would discourage prospective directors from accepting nominations. A prospective director could not be confident either that he or she is the board’s clear choice or that he or she would be elected. Therefore, Glass Lewis generally will vote against such proposals.
SHAREHOLDER ACCESS
The SEC proposal: Shareholders have continuously sought a way to have a voice in director elections in recent years. Most of these efforts have centered on regulatory change at the SEC over the past several years. In July of 2007, the SEC responded by issuing two proposed rules, one to allow certain shareholders to submit director nominations for inclusion on management’s proxy and the second to disallow shareholder access proposals from being submitted by shareholders. The former rule did not pass but the latter rule was subsequently approved by the SEC in November of 2007, allowing companies to exclude shareholder access proposals from their proxy statements, in effect reverting to the SEC position prior to AFSCME’s challenge, ultimately upheld by the Second Circuit Court of Appeals, of the SEC’s decision to allow AIG to exclude the group’s access proposal.
During this window of opportunity prior to the SEC’s final rulemaking in November, three companies faced access proposals in 2007. The proposals received considerable votes in favor, garnering nearly 40% support at Hewlett Packard, 42% support at UnitedHealth and passing with 51% of the votes at Cryo-Cell International.
More recently, in June 2009 the SEC released proposed Rule 14a-11, which, if adopted would require most companies to include shareholder nominees for directors in company proxy materials under certain circumstances—namely if the shareholder(s) seeking to nominate directors beneficially owned shares in the company for at least one year, as well as met an ownership threshold based on a sliding scale depending on the company’s size. Since the release of proposed Rule 14a-11, the SEC has reviewed over 500 public comment letters regarding the rule and has therefore deferred voting on the proposed rule until early 2010. As a result, it is unlikely shareholders will have the opportunity to vote on access proposals in 2010.
MAJORITY VOTE FOR THE ELECTION OF DIRECTORS
In stark contrast to the failure of shareholder access to gain acceptance, majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

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While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.
During 2009 Glass Lewis tracked 46 proposals to require a majority vote to elect directors at annual meetings in the U.S., up from 24 such proposals in 2008, but down from 54 proposals during 2007 and 147 proposals during 2006. The general decline in the number of proposals being submitted was a result of many companies adopting some form of majority voting, including well over 2/3 of companies in the S&P 500 index. During 2009 these proposals received on average 59% shareholder support (based on for and against votes), up from 54% in 2008.
The plurality vote standard
Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including himself, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard was the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.” This was of particular concern during the 1980s, an era of frequent takeovers and contests for control of companies.
Advantages of a majority vote standard
If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.
We believe that a majority vote standard will likely lead to more attentive directors. Occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests in favor of other interests that conflict with those of investors. Glass Lewis will generally support proposals calling for the election of directors by a majority vote except for use in contested director elections.
In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (e.g., Ashland Inc.) to actually requiring a majority vote of outstanding shares to elect directors (e.g., Intel).
We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

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II. Transparency and Integrity of Financial Reporting
AUDITOR RATIFICATION
The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:
“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”
As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability ... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”38
Voting Recommendations on Auditor Ratification
We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, we usually recommend voting against the entire audit committee.
Reasons why we may not recommend ratification of an auditor include:
1. When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

[38]	“Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.

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2. Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.39
3. When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.
4. When audit fees are excessively low, especially when compared with other companies in the same industry.
5. When the company has aggressive accounting policies.
6. When the company has poor disclosure or lack of transparency in its financial statements.
7. Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures.
8. We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.
We typically support audit-related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).
PENSION ACCOUNTING ISSUES
A pension accounting question often raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.
Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

[39]	An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

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III. The Link Between
Compensation and Performance
Glass Lewis carefully reviews the compensation awarded to senior executives. We believe that this is an important area in which the board’s priorities are revealed. However, as a general rule, Glass Lewis does not believe shareholders should be involved in the design, negotiation, management or approval of compensation packages. Such matters should be left to the compensation committee, which can be held accountable for its decisions through their election.
However, Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis has a proprietary pay-for-performance model that evaluates the pay of the top five executives at US companies. Our model benchmarks these executives’ pay against their performance using four peer groups for each company: an industry peer group, a smaller sector peer group, a group of similar size companies and a geographic peer group. Using a forced curve and a school letter-grade system, we rank companies according to their pay-for-performance and recommend voting against compensation committees of companies failing our pay-for-performance analysis.
We use this analysis to inform our voting decisions on each of the compensation issues that arise on the ballot. Likewise, we use this analysis in our evaluation of the compensation committee’s performance.
Full Disclosure of Executive Compensation
Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. Performance metrics vary and may include items such as revenue growth, targets, or human resources issues.
However, we are concerned when a proposal goes too far in the level of detail that it requests for executives other than the most high-ranking leaders of the company. Shareholders are unlikely to need or be able to use compensation information for employees below the level of the most senior corporate officers.
Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.
Advisory Vote on Executive Compensation (“Say-on-Pay”)
The practice of approving a company’s compensation reports is standard practice in many non-US countries, and has been a requirement for companies in the United Kingdom since 2002 and in Australia since 2005. More recently, such proposals have been gaining traction in the United States. Beginning with AFLAC in 2008, over a dozen US companies began to voluntarily provide shareholders with an advisory vote prior to 2009. However, in February of 2009 the U.S. government implemented the American Recovery and Reinvestment Act, which required all companies that participated in the

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Capital Purchase Program (“CPP”) under the US Treasury’s Troubled Asset Relief Program (“TARP”) to provide shareholders with a separate shareholder vote to approve executive compensation. Glass Lewis reviewed over 280 of these Say-on-Pay proposals in 2009. As the US Treasury Department, the SEC and Congress contemplate proposed federal regulation in 2010 that would mandate advisory votes at all US public companies, shareholders should anticipate Say-on-Pay becoming a routine item at annual meetings in the years ahead.
Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. Not only can the specific resolutions vary from company to company, but we believe the compensation-related disclosure must be examined in the context of each company’s distinct industry as well as its historic pay-for-performance practices. Although Say-on-Pay proposals are non-binding, a high level of “against” or “abstain” votes demonstrate a lack of shareholder confidence in a company’s compensation policies and procedures. Therefore, after determining the specific aspects of disclosure actually being voted on (i.e., the CD&A, the summary compensation tables, and/or any related material), we focus on the following main factors when reviewing Say-on-Pay proposals:
• The overall design and structure of the Company’s executive compensation program;
• The link between compensation and performance as indicated by the Company’s current and past pay-for-performance grades;
• The quality and content of the Company’s CD&A disclosure and
• Any significant changes or modifications made to the Company’s compensation structure or award amounts, including base salaries.
In cases where our analysis reveals a compensation structure in drastic need of reform, we will recommend that shareholders vote against the Say-on-Pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay for performance grades), unclear or questionable disclosure regarding the overall compensation structure (i.e., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (i.e., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.
Limits on Executive Compensation
Generally, Glass Lewis believes shareholders should not be directly involved in setting executive pay. Such matters should be left to the compensation committee. We view the election of compensation committee members as the appropriate mechanism for shareholders to express their disapproval or support of board policy on executive pay. Further, we believe that companies whose pay-for-performance is in line with their peers should be able to pay their executives in a way that drives growth and profit, without destroying ethical values, giving consideration to their peers’ comparable size and performance.
However, Glass Lewis favors performance-based compensation as an effective way to motivate executives to act in shareholders’ best interests. Performance-based pay may be limited if CEO pay is capped at a low level rather than flexibly tied to company performance.
Limits on Executive Stock Options
Stock options are a common form of executive compensation. Making options a part of compensation may be an effective way to attract and retain experienced executives and other key employees. Tying a portion of an executive’s pay to company performance also provides a good incentive for executives to

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maximize share value. Thus, we typically recommend that our clients oppose caps on executive stock options. However, stock option plans should prohibit re-pricing or vesting acceleration of the options.
Equity-Based Compensation Plans
Glass Lewis evaluates option- and other equity-based compensation plans using a detailed model and analyst review. We believe that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance.
Equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, our model and analysis takes into account factors such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions.
Our analysis is quantitative and focused on the plan’s cost as compared with the business’s operating metrics. We run twenty different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.
In our analysis, we compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the option plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm create enterprise value and not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because we believe that academic literature proves that some absolute limits are warranted.
We evaluate option plans based on ten overarching principles:
1. Companies should seek more shares only when needed.
2. Plans should be small enough that companies need shareholder approval every three to four years (or more frequently).
3. If a plan is relatively expensive, it should not grant options solely to senior executives and board members.
4. Annual net share count and voting power dilution should be limited.
5. Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group.
6. The expected annual cost of the plan should be proportional to the business’s value.
7. The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results.
8. Plans should deliver value on a per-employee basis when compared with programs at peer companies.
9. Plans should not permit re-pricing of stock options.
10. Plans should not contain excessively liberal administrative or payment terms.

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Option Exchanges
Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.
We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.
In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck. Re-pricing is tantamount to re-trading.
There is one circumstance in which a repricing or option exchange program is acceptable: if macroeconomic or industry trends cause a stock’s value to decline dramatically, rather than specific company issues, and repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will support a repricing only if the following conditions are true:
(i)	officers and board members do not participate in the program;

(ii)	the stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

(iii)	the exchange is value-neutral or value-creative to shareholders with very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and

(iv)	management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.
Performance-Based Options
Shareholders commonly ask boards to adopt policies requiring that a significant portion of future stock option grants to senior executives be based on performance. Performance-based options are options where the exercise price is linked to an industry peer group’s stock-performance index.
Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and the company’s performance warrants such rewards. While we do not believe that equity-based pay plans for all employees should be based on overall company performance, we do support such limitations for equity grants to senior executives (although some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment or in emerging industries).
Boards often argue that basing option grants on performance would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach to attract executives with the ability to guide the company toward its targets. If the board believes in performance-based pay for executives, then these proposals requiring the same should not hamper the board’s ability to create equity-based compensation plans.
We generally recommend that shareholders vote in favor of performance-based option requirements.

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Option Backdating, Spring-Loading, and Bullet-Dodging
Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return. Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.
Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.
The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.
A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.40
Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.
Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.
When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.
162(m) Plans
Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO,

[40]	Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.

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upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans.
We believe the best practice for companies is to provide reasonable disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that these proposals include: specific performance goals, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.
We typically recommend against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company’s peers.
The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of reasonable pay relative to business performance, we are not typically inclined to recommend against a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.
As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards, it will only prevent the tax deduction associated with them.
Director Compensation Plans
Glass Lewis believes that non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. But excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required.
Glass Lewis uses a proprietary model and analyst review to evaluate the costs of those plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to assist in making our voting recommendations on director compensation plans.

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IV. Governance structure And The Shareholder Franchise
ANTI-TAKEOVER MEASURES
Poison Pills (Shareholder Rights Plans)
Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.
We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.
In certain circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes the following attributes: (i) The form of offer is not required to be an all-cash transaction; (ii) the offer is not required to remain open for more than 90 business days; (iii) the offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms; (iv) there is no fairness opinion requirement; and (v) there is a low to no premium requirement. Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.
NOL Poison Pills
Similarly, Glass Lewis may consider supporting a limited poison pill in the unique event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”41 In this case, a company may adopt or amend a poison pill (“NOL pill”) in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.
Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of

[41]	Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

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the plan is limited in duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.
Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.
Fair Price Provisions
Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.
The effect of a fair price provision is to require approval of any merger or business combination with an “interested stockholder” by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.
Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.
Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.
REINCORPORATION
In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

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However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the Company benefit from shifting jurisdictions including the following:
1.	Is the board sufficiently independent?

2.	Does the Company have anti-takeover protections such as a poison pill or classified board in place?

3.	Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?

4.	Do shareholders have the right to call special meetings of shareholders?

5.	Are there other material governance issues at the Company?

6.	Has the Company’s performance matched or exceeded its peers in the past one and three years?

7.	How has the Company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?

8.	Does the company have an independent chairman?
We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.
AUTHORIZED SHARES
Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:
(i)	Stock Split – We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

(ii)	Shareholder Defenses – Additional authorized shares could be used to bolster takeover defenses such as a “poison pill.” Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

(iii)	Financing for Acquisitions – We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

(iv)	Financing for Operations – We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

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Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares.
While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.
ADVANCE NOTICE REQUIREMENTS
FOR SHAREHOLDER BALLOT PROPOSALS
We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.
These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.
We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.
VOTING STRUCTURE
Cumulative Voting
We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.
Cumulative voting is a process that maximizes minority shareholders’ ability to ensure representation of their views on the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.
Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.
Academic literature indicates that where a highly independent board is in place and the company has a shareholder-friendly governance structure, shareholders may be better off without cumulative voting. The analysis underlying this literature indicates that shareholder returns at firms with good governance

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structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.
Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.
Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.
Supermajority Vote Requirements
Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.
TRANSACTION OF OTHER BUSINESS
AT AN ANNUAL OR SPECIAL MEETING OF SHAREHOLDERS
We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before the annual meeting. In our opinion, granting unfettered discretion is unwise.
ANTI-GREENMAIL PROPOSALS
Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.
MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS
Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:
•	The terms of any amended advisory or sub-advisory agreement;

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•	Any changes in the fee structure paid to the investment advisor; and

•	Any material changes to the fund’s investment objective or strategy.
We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.
In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally contemplated, and which could therefore potentially negatively impact some investors’ diversification strategies.

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V. Environmental, Social And Governance Shareholder Initiatives
Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination or removal of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards, both discussed in detail above. We generally recommend supporting proposals likely to increase or protect shareholder value and/or promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals seeking to promote director accountability and to improve compensation practices especially those promoting a closer link between compensation and performance.
However, we typically prefer to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board except when there is a clear link between the proposal and economic or financial value enhancement or risk mitigation for the firm. We feel strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process.
Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability, including majority voting for director elections, and then put in place a board they can trust to make informed and careful decisions that are in the best interests of the business and its owners. We believe shareholders should hold directors accountable for management and policy decisions through director elections. However, we recognize that support of appropriately crafted shareholder initiatives that provide shareholders with increased information, and that allow the board sufficient flexibility can, in some cases, serve to promote or protect shareholder value. The following is a discussion of Glass Lewis’ approach to certain common shareholder resolution proposals. We note that the following is not an exhaustive list of all shareholder proposals analyzed or expected.
GOVERNANCE
Right of Shareholders to Call a Special Meeting
Glass Lewis strongly supports the right of shareholders to call special meetings. Thus we believe in certain circumstances shareholders should have the ability to call meetings of shareholders between annual meetings to consider matters that require prompt attention. However, in order to prevent abuse and waste of corporate resources by a small minority of shareholders, we believe that shareholders representing at least a sizable minority of shares must support such a meeting prior to its calling. Should the threshold be set too low, companies might frequently be subjected to meetings whose effect could be the disruption of normal business operations in order to focus on the interests of only a small minority of owners. Typically we believe this threshold should not fall below 10-15% of shares, depending on company size.
In our evaluation whether to recommend supporting such proposals, we consider the following:
•	Company size

•	Shareholder base in both percentage of ownership and type of shareholder (e.g., hedge fund, activist investor, mutual fund, pension fund, etc.)

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•	Responsiveness of board and management to shareholders evidenced by progressive shareholder rights policies (e.g., majority voting, declassifying boards, etc.) and reaction to shareholder proposals

•	Company performance and steps taken to improve bad performance (e.g., new executives/directors, spin offs, etc.)

•	Existence of anti-takeover protections or other entrenchment devices

•	Opportunities for shareholder action (e.g., ability to act by written consent)

•	Existing ability for shareholders to call a special meeting
Right of Shareholders to Act by Written Consent
Glass Lewis strongly supports shareholders’ right to act by written consent. As with the right to call special meetings, we believe such rights should be limited to, again depending on company size, a minimum of 10-15% of the shareholders requesting action by written consent, to prevent abuse and waste of corporate resources. Again, we believe a lower threshold may leave companies subject to meetings that may disrupt business operations to focus on the interests of a minority of owners. But we will support proposals to allow shareholders to act by written consent without a minimum threshold because shareholders are better off with this right than without it, and the benefit to shareholders outweighs the potential for abuse.
Board Composition
Glass Lewis believes the selection and screening process for identifying suitably qualified candidates for a company’s board of directors is one which requires the judgment of many factors, including the balance of skills and talents, as well as the breadth and diversity of experience of candidates and existing board members.
The diversity of skills, abilities and points of view can foster the development of a more creative and effective board. In general, however, we do not believe that it is in the best interests of shareholders for firms to be beholden to arbitrary rules regarding its board composition. We believe such matters should be left to a board’s nominating committee, which is generally responsible for establishing and implementing policies regarding the composition of the board, and which can be held accountable through their election.
Reimbursement of Solicitation Expenses
Glass Lewis feels that in some circumstances, replacing some or all directors on a company’s board is warranted where the incumbent director or directors have failed in their oversight of management by failing to address continuously poor performance. Where a dissident shareholder is seeking reimbursement for his or her expenses and has received the support of a majority of shareholders, Glass Lewis generally will recommend in favor of reimbursing the dissident for expenses incurred in waging the contest.
In those rare cases where a shareholder has put the shareholder’s own time and money into a successful campaign to unseat a poorly performing director, we feel that the dissident should be entitled to reimbursement of expenses by the company. In such a situation, other shareholders express their agreement by virtue of their majority vote for the dissident and will share in the improved company performance.

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Since contests are expensive and distracting to the management and the board, to avoid encouraging nuisance or agenda-driven contests, we only support the reimbursement of expenses where the dissident has convinced at least a majority of shareholders to support a certain candidate(s).
COMPENSATION
Severance Agreements
As a general rule, Glass Lewis believes that shareholders should not be involved in the approval of individual severance plans. Such matters should be left to the board’s compensation committee, which can be held accountable for its decisions through the election of its director members.
However, when proposals are crafted to only require approval if the benefit exceeds 2.99 times the amount of the executive’s base salary plus bonus, Glass Lewis typically supports such requests. Above this threshold, based on the executive’s average annual compensation for the most recent five years, the company can no longer deduct severance payments as an expense, and thus shareholders are deprived of a valuable benefit. We believe that shareholders should be consulted before relinquishing such a right, and that implementing such policies would still leave companies with sufficient freedom to enter into the vast majority of severance arrangements.
Additionally, investors should monitor severance agreements when they are initially put in place. If shareholders initially approved of a severance agreement, it is inappropriate to vote against the compensation committee later on when the severance agreement goes into effect. However, in the absence of a shareholder vote on severance agreements, Glass Lewis will evaluate the role of the compensation committee when the agreement was adopted.
Advisory Vote on Executive Compensation (“Say-on-Pay”)
As noted above, Glass Lewis does not believe shareholders should be involved in the design, negotiation, management or approval of compensation packages. Such matters should be left to the compensation committee, which can be held accountable for its decisions through their election.
In the case of advisory votes on compensation, however, proposals are typically crafted to allow shareholders a non-binding vote on the company’s executive officers’ compensation and policies. Glass Lewis believes that the advisory vote therefore provides an effective mechanism for enhancing transparency in setting executive pay, improving accountability to shareholders, and providing for a more effective link between pay and performance. Where shareholders believe compensation packages are inappropriately structured, a high negative vote could compel the board to reexamine its compensation practices and act accordingly. While a vote to approve the report will not directly affect the board’s ability to set compensation policy, it will allow shareholders to register their opinions regarding the company’s compensation practices.
While still somewhat nascent, empirical research regarding the effects of advisory votes in certain non-US markets paints a broadly positive picture of the impact of such votes. In particular, a 2004 study for the British Department of Trade and Industry found that the advisory voting requirement has resulted in “a number of well publicized situations where [compensation] committees have changed their policy or practice as a result of direct shareholder voting.” (“Report on the Impact of the Directors’ Remuneration Report Regulations.” Deloitte & Touche. 2004). The study also found that the extent to which companies consulted shareholders about compensation practices has greatly increased over the past two years.
Further empirical evidence suggests that CEO compensation in the UK has been more sensitive to negative operating metrics following the introduction of the remuneration report vote than in prior

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periods, indicating a decrease in “rewards for failure”. (Fabrizio Ferri and David Maber. “Say on Pay Vote and CEO Compensation: Evidence from the UK.” SSRN: http://ssrn.com/abstract=1169446. June 30, 2008.)
We recognize that criticism has been raised with respect to shareholder advisory votes, such as injecting shareholders too far into compensation decisions and limiting the flexibility of companies to uniquely tailor their compensation policies as they strive to conform to external guidelines. (Laraine S. Rothenberg and Todd S. McCafferty. “‘Say on Pay’: Linking Executive Pay to Performance”. New York Law Journal. September 24, 2008). However, we do not believe these arguments are persuasive since shareholders are already, and increasingly, reviewing all aspects of compensation irrespective of an opportunity to cast an advisory vote on compensation. Indeed, a growing number of institutional investors vote against compensation committee members as a means to express concern or dissatisfaction with companies’ compensation practices. As a result, some of these institutions do not feel the adoption of advisory votes is necessary since they will vote against compensation committee members directly.
Glass Lewis does, however, recognize that the use of advisory compensation votes does not necessarily reduce executive compensation. One recent study that found that executive remuneration in the UK has continued to rise at the same rate as prior to the adoption of say on pay, indicating a general failure to curb executive compensation. (Jeffrey Gordon. “‘Say on Pay’: Cautionary Notes on the UK Experience and the Case for Muddling Through.” Columbia Law and Economics Working Paper No. 336. SSRN: http://ssrn.com/abstract=1262867. September 3, 2008). We, however, do not believe that the purpose of an advisory vote on compensation is to “rein in” executive pay. Rather it is to ensure that the remuneration paid to executives is firmly tied to the creation and advancement of long-term shareholder value.
Bonus Recoupments (“Clawbacks”)
Glass Lewis carefully reviews the compensation awarded to senior executives and we believe that senior executives of a company should never receive compensation for performance that was not achieved by the company.
We believe shareholders would be well-served by requiring the board to adopt a more detailed and stringent policy on recouping unearned bonuses, rather than relying on regulatory action such as requirements under Sarbanes Oxley. When examining proposals that require companies to recoup executives’ bonuses paid as a result of faulty accounting, Glass Lewis will first look to see if the company has already adopted a policy to recoup bonuses awarded to senior executives during a restatement, and whether that policy is included in the CEO’s contract. When the board has already committed to a proper course, in our opinion, and their current policy covers the major tenets of the proposal at hand while giving the board adequate flexibility to exercise discretion over these matters, we see no need for further action.
In some instances, shareholder proposals call for board action that may contravene the board’s legal obligations under existing employment agreements with executives. In addition, the board’s ability to exercise its judgment and reasonable discretion on this issue may be excessively limited under such proposals, which may not be warranted, depending on the specific situation of the company in question. We believe it is reasonable that a recoupment policy should only affect senior executives and those directly responsible for the company’s accounting errors.
Where a company is giving a new contract to an executive that does not include a clawback provision and the company has had a material restatement, especially if the restatement was due to fraud, Glass Lewis will recommend voting against the responsible members of the compensation committee. Compensation committee members have an obligation to build in reasonable controls to executive contracts to prevent payments in the case of inappropriate behavior.

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Linking Executive Pay to Social Criteria
We recognize that companies’ involvement in environmentally sensitive and labor-intensive industries influences the degree to which a firm’s overall strategy must weigh environmental and social concerns. However, we also understand that the value generated by incentivizing executives to prioritize environmental and social issues is difficult to quantify and therefore measure, and necessarily varies among industries and companies.
When reviewing such proposals seeking to tie executive compensation to environmental or social practices, we will review the target firm’s compliance with (or violation of) applicable laws and regulations, and examine any history of environmental and social related concerns including those resulting in material investigations, lawsuits, fines and settlements. We will also review the firm’s current compensation policies and practice. However, with respect to executive compensation, Glass Lewis generally believes that such policies should be left to the compensation committee. We view the election of directors, specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval of board policy on this issue.
ENVIRONMENT
When management and the board have displayed disregard for environmental risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental risks that threaten shareholder value, we believe shareholders should hold directors accountable when they face reelection. We believe it is prudent for management to assess its potential exposure to all risks, including environmental and regulations pertaining thereto and incorporate this information into its overall business risk profile.
Glass Lewis recognizes the significant financial, legal and reputational risks to companies resulting from poor environmental practices or negligent oversight thereof. We believe part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have environmental implications. Further, directors should monitor management’s performance in mitigating the environmental risks attendant with relevant operations in order to eliminate or minimize the risks to the company and shareholders.
While Glass Lewis recognizes that most environmental concerns are best addressed via avenues other than proxy proposals, when a substantial environmental risk has been ignored or inadequately addressed, we may recommend voting against responsible members of the governance committee. In some cases, we may recommend voting against all directors who were on the board when the substantial risk arose, was ignored, or was not mitigated.
Climate Change and Green House Gas Emission Disclosure Proposals
Glass Lewis will consider recommending a vote in favor of a reasonable shareholder proposal to disclose a company’s climate change and/or green house gas emission approaches when (i) a company has encountered problems such as lawsuits and/or government investigations or investors have established a link to impact on shareholder value from climate change and/or green house gas emission regulations, and (ii) the company has failed to adequately disclose how it has addressed these problems. We will examine such proposals in light of requests made to the company for additional information, its response and whether there is a reasonable case as to the negative implications to shareholders and the company.

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With respect to climate risk, Glass Lewis believes companies should actively consider their exposure to:
Direct environmental risk: Companies should evaluate their financial exposure to a potential rise in sea levels, increased wildfires and extreme weather, reduced air quality, water availability and public health problems brought on by higher temperatures.
Risk due to legislation/regulation: We believe companies, and particularly those operating in carbon-intensive industries, should evaluate their exposure to a potential increase or shift in environmental regulation with respect to their operations.
Legal and reputational risk: As has been seen relating to other environmental, social and governance matters, failure to take action may carry the risk of damaging negative publicity and potentially costly litigation.
As such, Glass Lewis will consider recommending a vote in favor of a reasonable proposal to disclose a company’s climate change and/or greenhouse gas emission strategies when (i) a company has suffered financial impact from reputational damage, lawsuits and/or government investigations, (ii) there is a strong link between climate change and/or its resultant regulation and shareholder value at the firm, and (iii) the company has failed to adequately disclose how it has addressed these risks.
Sustainability
With respect to shareholder proposals requesting that a firm produce a sustainability report, when evaluating these requests we will consider, among other things:
•	The financial risk to the company from the firm’s environmental practices and/or regulation;

•	The relevant company’s current level of disclosure;

•	The level of sustainability information disclosed by the firm’s peers;

•	The industry in which the firm operates;

•	The level and type of sustainability concerns/controversies at the relevant firm, if any;

•	The time frame within which the relevant report is to be produced; and

•	The level of flexibility granted to the board in the implementation of the proposal.
Sustainable Forestry
Sustainable forestry provides for the long-term sustainable management and use of trees and other non-timber forest products. Retaining the economic viability of forests is one of the tenets of sustainable forestry, along with encouraging more responsible corporate use of forests. Sustainable land use and the effective management of land are viewed by some shareholders as important in light of the impact of climate change. Forestry certification has emerged as a way that corporations can address prudent forest management. There are currently several primary certification schemes such as the Sustainable Forestry Initiative (“SFI”) and the Forest Stewardship Council (“FSC”).
There are nine main principles that comprise the SFI: (i) sustainable forestry; (ii) responsible practices; (iii) reforestation and productive capacity; (iv) forest health and productivity; (v) long-term forest and soil productivity; (vi) protection of water resources; (vii) protection of special sites and biodiversity; (viii) legal compliance; and (ix) continual improvement.
The FSC adheres to ten basic principles: (i) compliance with laws and FSC principles; (ii) tenure and use rights and responsibilities; (iii) indigenous peoples’ rights; (iv) community relations and workers’ rights;

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(v) benefits from the forest; (vi) environmental impact; (vii) management plan; (viii) monitoring and assessment; (ix) maintenance of high conservation value forests; and (x) plantations.
Shareholder proposals regarding sustainable forestry have typically requested that the firm comply with the above SFI or FSC principles as well as to assess the feasibility of phasing out the use of uncertified fiber and increasing the use of certified fiber. We will evaluate target firms’ current mix of certified and uncertified paper and the firms’ general approach to sustainable forestry practices, both absolutely and relative to its peers but will only support proposals of this nature when we believe that the proponent has clearly demonstrated that the implementation of this proposal is clearly linked to an increase in shareholder value.
SOCIAL ISSUES
Non-Discrimination Policies
Where there is clear evidence of employment practices resulting in significant negative economic exposure to the company, Glass Lewis will support shareholder proposals that seek to address labor policies, such as shareholder proposals calling for increased disclosure of labor policies and of steps a company has taken to mitigate the risks associated with those policies.
Glass Lewis recognizes that companies with a record of poor labor relations or treatment of its workers can face risks, such as employee lawsuits, poor employee work performance and turnover, and regulatory investigations. Glass Lewis will hold directors accountable for company decisions related to labor and employment problems.
As risk associated with sensitive issues such as EEO policies and investigations of discrimination have the potential to directly affect shareholder value, we believe shareholders should closely monitor the company’s policies regarding these issues. As an increasing number of peer companies adopt inclusive EEO policies, companies without comprehensive policies may face damaging recruitment, reputational and, potentially, legal risks. We recognize that the theoretical increase in, or protection of, shareholder value resulting from inclusive employment policies may be difficult, if not impossible, to identify or measure.
However, we believe that a pattern of making financial settlements as a result of lawsuits based on discrimination could indicate exposure to findings of discriminatory employment practices. As such, shareholders could, in some instances, benefit from codifying nondiscriminatory policies.
MacBride Principles
To promote peace, justice and equality regarding employment in Northern Ireland, Dr. Sean MacBride, founder of Amnesty International and Nobel Peace laureate, proposed the following equal opportunity employment principles:
1. Increasing the representation of individuals from underrepresented religious groups in the workforce including managerial, supervisory, administrative, clerical and technical jobs;
2. Adequate security for the protection of minority employees both at the workplace and while traveling to and from work;
3. The banning of provocative religious or political emblems from the workplace;
4. All job openings should be publicly advertised and special recruitment efforts should be made to attract applicants from underrepresented religious groups;

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5. Layoff, recall, and termination procedures should not, in practice, favor particular religious groupings;
6. The abolition of job reservations, apprenticeship restrictions, and differential employment criteria, which discriminate on the basis of religion or ethnic origin;
7. The development of training programs that will prepare substantial numbers of current minority employees for skilled jobs, including the expansion of existing programs and the creation of new programs to train, upgrade, and improve the skills of minority employees;
8. The establishment of procedures to assess, identify and actively recruit minority employees with potential for further advancement; and
9. The appointment of senior management staff member to oversee the company’s affirmative action efforts and setting up of timetables to carry out affirmative action principles.
Proposals requesting the implementation of the above principles are typically proposed at firms that operate, or maintain subsidiaries that operate, in Northern Ireland. In each case, we will examine the company’s current equal employment opportunity policy and the extent to which the company has been subject to protests, fines, or litigation regarding discrimination in the workplace, if any. Further, we will examine any evidence of the firm’s specific record of labor concerns in Northern Ireland.
Human Rights
Glass Lewis believes explicit policies set out by companies’ boards of directors on human rights provides shareholders with the means to evaluate whether the company has taken steps to mitigate risks from its human rights practices. As such, we believe that it is prudent for firms to actively evaluate risks to shareholder value stemming from global activities and human rights practices along entire supply chains. Findings and investigations of human rights abuses can inflict, at a minimum, reputational damage on targeted companies and have the potential to dramatically reduce shareholder value. This is particularly true for companies operating in emerging market countries in extractive industries and in politically unstable regions.
As such, while we typically rely on the expertise of the board on these important policy issues, we recognize that, in some instances, shareholders could benefit from increased reporting or further codification of human rights policies.
Military and US Government Business Policies
Glass Lewis believes that disclosure to shareholders of information on key company endeavors is important. However, we generally do not support resolutions that call for shareholder approval of policy statements for or against government programs, most of which are subject to thorough review by the federal government and elected officials at the national level. We also do not support proposals favoring disclosure of information where such disclosure is already mandated by law, unless circumstances exist that warrant the extra disclosure.
Foreign Government Business Policies
Where a corporation operates in a foreign country, Glass Lewis believes that the company and board should maintain sufficient controls to prevent illegal or egregious conduct with the potential to decrease shareholder value, examples of which include bribery, money laundering, severe environmental violations or proven human rights violations. We believe that shareholders should hold board members, and in particular members of the audit committee and CEO, accountable for these issues when they face reelection, as these concerns may subject the company to financial risk such as fines for violating

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the Foreign Corrupt Practices Act. In some instances, we will support appropriately crafted shareholder proposals specifically addressing concerns with the target firm’s actions outside its home jurisdiction.
Health Care Reform Principles
Health care reform in the United States has long been a contentious political issue and Glass Lewis therefore believes firms must evaluate and mitigate the level of risk to which they may be exposed regarding potential changes in health care legislation. In 2009, Glass Lewis reviewed multiple shareholder proposals requesting that boards adopt principles for comprehensive health reform, such as the following based upon principles reported by the Institute of Medicine:
•	Health care coverage should be universal;

•	Health care coverage should be continuous;

•	Health care coverage should be affordable to individuals and families;

•	The health insurance strategy should be affordable and sustainable for society; and

•	Health insurance should enhance health and well-being by promoting access to high-quality care that is effective, efficient, safe, timely, patient-centered and equitable.
Given the current national debate regarding health care, we typically believe that individual board rooms are not the appropriate forum in which to address evolving and contentious national policy issues. The adoption of a narrow set of principles could limit the board’s ability to comply with new regulation or to appropriately and flexibly respond to health care issues as they arise. As such, barring a compelling reason to the contrary, we typically do not support the implementation of national health care reform principles at the company level.
Tobacco
Glass Lewis recognizes the contentious nature of the production, procurement, marketing and selling of tobacco. However, we typically do not support proposals requesting that firms shift away from, or significantly alter, the legal production or marketing of core products. We also recognize that tobacco companies are particularly susceptible to reputational and regulatory risk due to the nature of its operations. As such, we will consider supporting uniquely tailored and appropriately crafted shareholder proposals requesting increased information or the implementation of suitably broad policies at target firms on a case-by-case basis.
Reporting Contributions and Political Spending
Glass Lewis believes that disclosure of how a company uses its funds is an important component of corporate accountability to shareholders. In our view, a rigorous oversight process can minimize a company’s exposure to legal, reputational and financial risk by ensuring that corporate assets are used to enhance shareholder value in accordance with federal and state law, consistent with a company’s stated values, and the long-term interests of the company.
While corporate contributions to national political parties and committees controlled by federal officeholders are prohibited under federal law, corporations can legally donate to state and local candidates, organizations registered under 26 USC Sec. 527 of the Internal Revenue Code and state-level political committees. There is, however, no standardized manner in which companies must disclose this information. As such, shareholders often must search through numerous campaign finance reports and detailed tax documents to ascertain even limited information. Corporations also frequently join trade associations, generally paying dues to do so, as a means for corporate political action. However,

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trade associations are neither required to report funds they receive for nor spend on political activity. Therefore, the tracking of corporate expenditures to political causes through trade associations can be impossible, often leaving corporations unable to determine for themselves which causes or campaigns their dues or donations have gone to support. Since not all donations to trade organizations are used strictly for political purposes, we question how corporations are able to assess the efficacy of such donations or determine the effect of such expenditure on long-term shareholder value.
Further, the empirical evidence regarding the benefit to shareholders of corporate political contributions remains unclear. In one study of firm-level contributions to U.S. political campaigns from 1979 to 2004, researchers found that measures of support to candidates were positively and significantly correlated with a cross-section of future returns. This was especially the case when those contributions went to a large number of candidates in the same state as the contributing firm (Michael J. Cooper, Huseyin Gulen and Alexei V. Ovtchinnikov. “Corporate Political Contributions and Stock Returns.” SSRN. September 26, 2008). However, in a separate study of political contributions from 1991 to 2004, researchers found donations to be negatively correlated with future excess returns with only limited support for the contention that political donations represent an investment in political capital (Rajash K. Aggarwal, Felix Meschke and Tracy Yue Wang. “Corporate Political Contributions: Investment or Agency?” SSRN. August 11, 2008).
Given that political donations are strategic decisions intended to increase shareholder value and have the potential to negatively affect the company, we believe the board should either implement processes and procedures to ensure the proper use of the funds or closely evaluate the process and procedures used by management. At least one study found that close board oversight of lobbying strategies may minimize instances of the company contributing to causes that are not in shareholders best interests (Robert Repetto. “Best Practice in Internal Oversight of Lobbying Practice”. Yale Center for Environmental Law & Policy. September 1, 2006).
When evaluating whether the report requested would benefit shareholders, Glass Lewis seeks answers to the following three key questions:
•	Is the Company’s disclosure comprehensive and readily accessible?

•	How does the Company’s political expenditure policy and disclosure compare to its peers?

•	What is the Company’s current level of oversight?
Glass Lewis will consider supporting a proposal seeking increased disclosure of corporate political expenditure and contributions if the firm’s current disclosure is insufficient, is lacking compared to its peers, and where there is inadequate board oversight, evidenced by some evidence or credible allegation that the Company is mismanaging corporate funds through political donations or has a record of doing so. We will, in each case, consider the merits of the proposal in the context of relevant company. If Glass Lewis discovers particularly egregious actions by the company, we will consider recommending voting against the governance committee members or other responsible directors.
Animal Welfare
Glass Lewis believes that it is prudent for management to assess potential exposure to regulatory, legal and reputational risks associated with all business practices including those related to animal welfare; failure to take action on certain issues may carry the risk of fines and damaging negative publicity. A high profile campaign launched against a company could result in shareholder action, a reduced customer base, protests and potentially costly litigation.

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However, in general, we believe that the board and management are in the best position to determine policies relating to the care and use of animals. As such, we will typically vote against proposals seeking to eliminate or limit board discretion regarding animal welfare unless there is a clear and documented link between the board’s policies and the degradation of shareholder value.
For more information about
Glass Lewis’ policies
or approach to proxy analysis,
please visit
www.glasslewis.com
or contact
Chief Policy Officer
Robert McCormick at +1 415 678-4228

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LAUDUS TRUST
STATEMENT OF ADDITIONAL INFORMATION
LAUDUS GROWTH INVESTORS U.S. LARGE CAP GROWTH FUND
October 27, 2009
As Amended March 11, 2010
The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the Fund’s prospectus dated October 27, 2009. To obtain a free copy of the prospectus, please contact Laudus Trust at P.O. Box 8032, Boston, Massachusetts 02266.
The Laudus Growth Investors U.S. Large Cap Growth Fund (the “Fund”) is a series of the Laudus Trust (the “Trust”). The Fund was formed in connection with the reorganization of a previously existing fund, known as UBS U.S. Large Cap Growth Fund (the “UBS Fund”), which was previously sponsored and managed by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Subadviser”). On July 13, 2009, the Fund acquired the assets and liabilities of the UBS Fund in a tax-free reorganization, while maintaining a substantially similar investment objective, and substantially similar investment strategies and policies. UBS Global AM continues as a subadviser to the Fund.
The UBS Fund’s fiscal year end was June 30. The Fund’s fiscal year end is March 31, which is the fiscal year end of the Trust.
The audited financial statements of the UBS Fund for the UBS Fund’s fiscal year ended June 30, 2009, including notes thereto and the report of the UBS Fund’s independent registered public accounting firm, thereon are herein incorporated by reference from the UBS Fund’s June 30, 2009 Annual Report. A copy of the UBS Fund’s June 30, 2009 Annual Report must accompany the delivery of this SAI. You also can get a copy of the UBS Fund’s Annual Report without charge by contacting the Fund at 1.800.447.3332 (Retail Investors) or 1.866.452.8387 (Registered Investment Professionals).
REG 48077-02

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND INVESTMENT SECURITIES, STRATEGIES AND RISKS
     Notice on Shareholder Approval. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the Fund may be changed without shareholder approval. The following investment policies, securities, strategies, risks and limitations supplement those set forth in the Prospectus and may be changed without shareholder approval unless otherwise noted. Also, except with respect to limitations on borrowing and futures and option contracts, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of the Fund’s acquisition of such security or asset unless otherwise noted. Thus, any subsequent change in values, net assets or other circumstances does not require the Fund to sell an investment if it could not then make the same investment.
INVESTMENT OBJECTIVE
     The Fund seeks long-term capital appreciation. There is no guarantee the Fund will achieve its objective.
PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. large capitalization companies. The Fund defines large capitalization companies as those with a market capitalization of at least $3 billion at the time of investment. In addition, up to 20% of the Fund’s net assets may be invested in foreign equity securities. Investments in equity securities include common stock and preferred stock. The Fund may, but is not required to, use derivative instruments (“Derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. The principal types of Derivatives used by the Fund include options, futures and forward currency agreements. The Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. large capitalization companies.
     The Fund will invest in companies within its capitalization range as described above. However, the Fund may invest a portion of its assets in securities outside of this range. Further, if movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security.
     The Fund may engage in active and frequent trading of the securities in its portfolio (e.g., greater than 100% turnover), which would increase transaction costs incurred by the Fund. In addition, when a fund engages in active and frequent trading, a larger portion of the distributions investors receive from such fund may reflect short-term capital gains which are taxed like ordinary income, rather than long-term capital gain distributions.
     For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.
     In deciding whether an investment is tied to the U.S., the Fund’s subadviser considers a number of factors including whether the investment is issued or guaranteed by the U.S. government or any of its agencies; the investment has its primary trading market in the U.S.; the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in, the U.S.; the investment is included in an index representative of the U.S.; and the investment is exposed to the economic fortunes and risks of the U.S.

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INVESTMENT SECURITIES, STRATEGIES AND RISKS
     The different types of investments that the Fund typically may invest in, the investment techniques it may use and the risks normally associated with these investments are discussed below. The Fund will make investments that are intended to help achieve its investment objective.
BANKERS’ ACCEPTANCES or notes are credit instruments evidencing a bank’s obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. The Fund will invest only in bankers’ acceptances of banks that have capital, surplus and undivided profits in the aggregate in excess of $100 million.
BORROWING. The Fund may borrow for temporary or emergency purposes; for example, the Fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. The Fund’s borrowings will be subject to interest costs. Borrowing can also involve leveraging when securities are purchased with the borrowed money. Leveraging creates interest expenses that can exceed the income from the assets purchased with the borrowed money. In addition, leveraging may magnify changes in the net asset value of the Fund’s shares and in its portfolio yield. The Fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission (“SEC”). If assets used to secure a borrowing decrease in value, the Fund may be required to pledge additional collateral to avoid liquidation of those assets.
The Fund may establish lines-of-credit (“lines”) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by the Fund within 60 days and is not extended or renewed. The Fund may use the lines to meet large or unexpected redemptions that would otherwise force the Fund to liquidate securities under circumstances which are unfavorable to the fund’s remaining shareholders. The Fund will pay a fee to the bank for using the lines.
CERTIFICATES OF DEPOSIT or time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. The Fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits in the aggregate in excess of $100 million.
COMMERCIAL PAPER consists of short term, promissory notes issued by banks, corporations and other institutions to finance short term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.
CREDIT AND LIQUIDITY supports may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance, total return and credit swap agreements and guarantees provided by foreign and domestic entities. Liquidity supports include puts and demand features. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to the Fund, and affect its share price.
DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically “IOUs,” but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (“principal”) until it is paid back upon maturity.
Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Also, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. This is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price.

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Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.
Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities (“bonds”) tend to have higher credit risk generally than U.S. government debt securities. Debt instruments also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- or/and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or “junk bonds.”
The market for these securities has historically been less liquid than investment grade securities.
DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the purchaser until the security is delivered. The Fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When the Fund sells a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could suffer losses.
DEPOSITARY RECEIPTS include American Depositary Receipts (ADRs) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), and are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.
Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, withholding taxes on income or possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.
Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

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Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request. The Fund may invest in ADRs as part of its principal investment strategy.
DERIVATIVE INSTRUMENTS are commonly defined to include securities or contracts whose values depend on (or “derive” from) the value of one or more other assets such as securities, currencies or commodities. These “other assets” are commonly referred to as “underlying assets.” The Fund may use derivative instruments as part of its principal investment strategy.
A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward-based derivatives include forward contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and applying these structures to a wide range of underlying assets.
Risk management strategies include investment techniques designed to facilitate the sale of portfolio securities, manage the average duration of the portfolio or create or alter exposure to certain asset classes, such as equity, other debt or foreign securities.
In addition to the derivative instruments and strategies described in this SAI, the Investment Adviser (as defined below) or Subadviser expects to discover additional derivative instruments and other hedging or risk management techniques. The Investment Adviser or Subadviser may utilize these new derivative instruments and techniques to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations, operating policies, and applicable regulatory authorities.
EXCHANGE TRADED FUNDS (“ETFs”) such as Standard and Poor’s Depositary Receipts (“SPDRs”) Trust, are investment companies that typically are registered under the 1940 Act as open-end funds or unit investment trusts (“UITs”). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. Shares of an ETF may be bought and sold throughout the day at market prices, which may be higher or lower than the shares’ net asset value. An “index-based ETF” seeks to track the performance of an index holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As with any exchange listed security, ETF shares purchased in the secondary market are subject to customary brokerage charges. Pursuant to an exemptive order issued by the Securities and Exchange Commission to iShares and procedures approved by the Fund’s Board of Trustees, the Fund may invest in iShares beyond the limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund has described exchange-traded fund investments in its prospectuses and otherwise complies with the conditions of the exemptive order and other applicable investment limitations.
EQUITY LINKED SECURITIES. The Fund may invest a portion of their assets in equity linked securities. Equity linked securities are privately issued derivative securities which have a return component based on the performance of a

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single security, a basket of securities, or an index. Equity linked securities are primarily used by the Fund as an alternative means to more efficiently and effectively access the securities market of what is generally an emerging country. To the extent that the Fund invests in equity linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity linked securities will involve risks similar to the risks of investing in foreign securities. See “Foreign Securities” below.
The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian equal to the value of the underlying security. Aside from the market risk associated with the underlying security, there is the risk of default by the other party to the transaction. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while the Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous.
Equity linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as options. See “Options” below. Equity linked securities may be considered illiquid and thus subject to the Fund’s restrictions on investments in illiquid securities. In some instances, investments in equity linked securities may also be subject to the Fund’s limitations on investing in investment companies; see “Investment Company Securities” below.
EQUITY SECURITIES represent ownership interests in a company, and are commonly called “stocks.” The Fund invests in equity securities as part of its principal investment strategy. Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company’s financial condition, market conditions and political, economic or even company-specific news. When a stock’s price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.
Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, ADRs, EDRs, GDRs, and interests in real estate investment trusts, (for more information on real estate investment trusts, “REITs”, see section entitled “Real Estate Investment Trusts”).
Common stocks, which are probably the most recognized type of equity security, represent an equity or ownership interest in an issuer and usually entitle the owner to voting rights in the election of the corporation’s directors and any other matters submitted to the corporation’s shareholders for voting, as well as to receive dividends on such stock. The market value of common stock can fluctuate widely, as it reflects increases and decreases in an issuer’s earnings. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners, other debt holders and owners of preferred stock take precedence over the claims of common stock owners.
Preferred stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, though they may carry limited voting rights. Preferred stocks normally have preference over the corporation’s assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, the Fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.

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Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer’s common stock) at a specified price or ratio. A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A company may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. The convertible structure allows the holder of the convertible bond to participate in share price movements in the company’s common stock. The actual return on a convertible bond may exceed its stated yield if the company’s common stock appreciates in value and the option to convert to common stocks becomes more valuable.
Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the convertible feature. Convertible securities are also rated below investment grade (“high yield”) or are not rated, and are subject to credit risk.
Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities. In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years. There may be a small trading market for a particular convertible security at any given time, which may adversely impact market price and the Fund’s ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer’s creditworthiness.
Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer’s common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company’s liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.
Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer’s convertible securities will tend not to fall as much because the convertible security’s income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.
Warrants are types of securities usually issued with bonds and preferred stock that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and the Fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.
INITIAL PUBLIC OFFERING. The Fund may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPOs”), and may at times dispose of those shares shortly after their acquisition. The Fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The

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market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.
MASTER LIMITED PARTNERSHIPS (“MLPS”). MLPs are limited partnerships in which the common units are publicly traded. MLP common units are freely traded on a securities exchange or in the over-the-counter market and are generally registered with the SEC. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role, if any, in the partnership’s operations and management.
MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions”). Common and general partner interests also accrue arrearages in distributions to the extent the minimum quarterly distribution is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the minimum quarterly distribution; however, subordinated units do not accrue arrearages. Distributable cash in excess of the minimum quarterly distribution paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner that results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions are intended to encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results are intended to benefit all security holders of the MLP, however, such incentive distribution payments give rise to potential conflicts of interest between the common unit holders and the general partner.
MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The Fund may purchase common units in market transactions as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units, along with general partner units, have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.
MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and investors. Subordinated units may be purchased directly from these persons as well as newly-issued subordinated units from MLPs themselves. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the minimum quarterly distribution on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the minimum quarterly distribution prior to any incentive payments to the MLP’s general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the

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length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including smaller capitalization partnerships or companies potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.
General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights, which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.
Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.
Certain MLPs are dependent on their parent companies or sponsors for a majority of their revenues. Any failure by a MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions.
FIXED TIME DEPOSITS are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund will not invest in fixed time deposits, which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.
FOREIGN CURRENCY TRANSACTIONS. As part of its principal investment strategy, the Fund may purchase and sell foreign currency options and foreign currency futures contracts and related options and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”) with terms generally of less than one year. The Fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.
The Fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another (as in cross hedging, see below). The Fund will earmark or segregate assets for any open positions in forwards used for non-hedging purposes and mark to market daily as may be required under the federal securities laws.
A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, the Fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for

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fund securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when the Fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the Fund could sustain a loss.
The Fund also may engage in forward foreign currency exchange contracts to protect the value of specific portfolio positions, which is called “position hedging.” When engaging in position hedging, the Fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities that the Fund expects to purchase).
Buying and selling foreign currency exchange contracts involves costs and may result in losses. The ability of the Fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to declines in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and forward contracts into which the Fund enters. Such imperfect correlation may cause the Fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.
Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.
Forwards will be used primarily to adjust the foreign exchange exposure of the Fund with a view to protecting the outlook, and the Fund might be expected to enter into such contracts under the following circumstances:
LOCK IN. When the Investment Adviser or Subadviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.
CROSS HEDGE. If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.
DIRECT HEDGE. If the Investment Adviser or Subadviser wants to a eliminate substantially all of the risk of owning a particular currency, and/or if the Investment Adviser or Subadviser thinks that the Fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would benefit from an increase in value of the bond.
PROXY HEDGE. The Investment Adviser or Subadviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

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COSTS OF HEDGING. When the Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Fund’s net asset value per share.
TAX CONSEQUENCES OF HEDGING. Under applicable tax law, the Fund may be required to limit its gains from hedging in foreign currency forwards, futures, and options. Although the Fund is expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the funds and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income.
FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations or because they are traded principally overseas. The Fund may invest in foreign securities as part of its principal investment strategy. Foreign securities in which the Fund may invest include foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. Bankruptcy laws in some foreign countries are sometimes biased to the borrowers and against the creditors. These factors and others may increase the risks with respect to the liquidity of the Fund, and its ability to meet a large number of shareholder redemption requests.
Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Losses to the Fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for the Fund.
Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, the Fund may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause the Fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the Fund.

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FORWARD CONTRACTS are sales contracts between a buyer (holding the “long” position), and the seller (holding the “short” position) for an asset with delivery deferred to a future date. The Fund may engage in forward contracts as part of its principal investment strategy. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.
FUTURES CONTRACTS are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. As part of its principal investment strategy, the Fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Future Trading Commission (“CFTC”) licenses and regulates on foreign exchanges. Consistent with CFTC regulations, the trust has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. Although positions are usually marked to market on a daily basis with an intermediary (executing broker) there remains a credit risk with the futures exchange.
The Fund must maintain a small portion of its assets in cash to process shareholder transactions in and out of the Fund and to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance, the Fund may purchase futures contracts. Such transactions allow the Fund’s cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, the Fund may purchase or sell futures contracts on a specified foreign currency to “fix” the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. The Fund may enter into futures contracts for other reasons as well. For example, to efficiently change the duration stance of the Fund by buying and/or selling government bond futures.
When buying or selling futures contracts, the Fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as “initial margin” and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as “variation margin” may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as “marking-to-market.” The margin amount will be returned to the Fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, the Fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws.
While the Fund intends to purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause the Fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if the Fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, the Fund incurs transaction costs (i.e. brokerage fees) when engaging in futures trading. To the extent the Fund also invests in futures in order to simulate full investment, these same risks apply.
When interest rates are rising or securities prices are falling, the Fund may seek, through the sale of futures contracts, to offset a decline in the value of their current portfolio securities. When rates are falling or prices are rising, the Fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when they effect anticipated purchases. Similarly, the Fund may sell futures contracts on a specified currency to protect against a decline in the value of that currency and their portfolio securities that are denominated in that currency.

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The Fund may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that the Fund has acquired or expects to acquire.
Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time the Fund seeks to close out a futures position. If the Fund is unable to close out its position and prices move adversely, the Fund would have to continue to make daily cash payments to maintain its margin requirements. If the Fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, the Fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. The Fund seeks to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.
HYBRID INSTRUMENTS are a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund. The Fund will not invest more than 5% of its total assets in hybrid instruments.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instruments. The liquidity of the Fund’s investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not

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considered liquid include repurchase agreements not maturing within seven days and certain restricted securities. Any security may become illiquid at times of market dislocation.
MONEY MARKET SECURITIES are high-quality, short term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker’s acceptances, notes and time deposits. Certificates of deposit and time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Banker’s acceptances are credit instruments evidencing a bank’s obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Commercial paper consists of short term, unsecured promissory notes issued to finance short term credit needs.
Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately, sometimes called demand features or guarantees, which are agreements that allow the buyer to sell a security at a specified price and time to the seller or “put provider.” When the Fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.
The Fund may keep a portion of its assets in cash for business operations. In order to reduce the effect this otherwise uninvested cash would have on its performance, the Fund may invest in money market securities. The Fund may also invest in money market securities to the extent it is consistent with its investment objective.
NON-PUBLICLY TRADED SECURITIES AND PRIVATE PLACEMENTS. The Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, the Fund may be required to bear the expenses of registration.
NON-TRADITIONAL EQUITY SECURITIES. The Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock (“PERCS”), which provide an investor, such as the Fund, with the opportunity to earn higher dividend income than is available on a company’s common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer’s common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer’s common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer’s common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.
The Fund may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible

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Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three- to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.
OPTIONS CONTRACTS generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller. The Fund may use options contracts as part of its principal investment strategy.
A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer’s losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset in part by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call and put options written by the Fund will be covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding or the Fund will earmark or segregate assets for any outstanding option contracts.
A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options the Fund writes will be covered, which means that the Fund will earmark or segregate cash, U.S. government securities or other liquid securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.
The Fund may purchase and write put and call options on any securities in which they may invest or any securities index or basket of securities based on securities in which they may invest. In addition, the Fund may purchase and sell foreign currency options and foreign currency futures contracts and related options. The Fund may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as “closing purchase transactions.” The Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased or wrote.
An exchange-traded currency option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the Fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

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Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation (“OCC”) may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.
Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by the Fund and the prices of the options, possible lack of a liquid secondary market, and the resulting inability to close such positions prior to their maturity dates.
The Fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of the Fund, does not exceed 5% of its net assets.
An option contract may be implicitly entered into by purchasing certain securities with built in options. An example of such would be a reverse floating rate note where the buyer is also selling one or more caps on short dated interest rates.
PROMISSORY NOTES are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.
REAL ESTATE INVESTMENT TRUSTS (REITS) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long term loans, and derive income for the collection of interest payments. Hybrid REITs may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of Subchapter M of the Code. To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.
Like any investment in real estate, a REIT’s performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, or incompetent management. Property values

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could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT’s performance depends on the types of properties it owns and how well the REIT manages its properties.
In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.
Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than—and at times will perform differently from—large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear indirectly a proportionate share of the REIT’s expenses in addition to their proportionate share of the Fund’s expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the Investment Company Act of 1940 (“1940 Act”).
REPURCHASE AGREEMENTS are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer’s holding period. Any repurchase agreements the Fund enters into will involve the Fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short — from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement’s seller, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The Fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.
RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, the Fund, under the direction and supervision of the Board of Trustees will take into account various factors, including: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent the Fund invests in restricted securities that are deemed liquid, its general level of illiquidity may be increased if qualified institutional buyers become uninterested in purchasing these securities.
REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS may be used by the Fund. The Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. If the Fund uses the cash it obtains to invest in other securities, this may be considered a form of leverage and may expose the Fund to a greater risk. Leverage tends to magnify the effect of any decrease or increase in the value on the Fund’s portfolio’s securities. Because the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines

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of the SEC, the Fund will set aside permissible liquid assets earmarked or in a segregated account to secure its obligations to repurchase the security.
The Fund also may enter into mortgage dollar rolls, in which the Fund would sell MBS for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the MBS during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets earmarked or in a segregated account to secure its obligation for the forward commitment to buy MBS. Mortgage dollar roll transactions may be considered a borrowing by the Fund.
The mortgage dollar rolls and reverse repurchase agreements entered into by the Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in short duration investment-grade debt obligations. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and short duration, the Investment Adviser believes that such arbitrage transactions present lower risks to the Fund than those associated with other types of leverage. There can be no assurance that the Fund’s use of the cash it receives from a mortgage dollar roll will provide a positive return.
SECURITIES LENDING of portfolio securities is a common practice in the securities industry. The Fund may engage in security lending arrangements. For example, the Fund may receive cash collateral, and it may invest it in short term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities.
The Fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund, including collateral received from the loan (at market value computed at the time of the loan).
By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government securities or letters of credit are used as collateral.
Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security’s voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to the Fund, it is expected that the Fund will do so only where the items being voted upon are, in the judgment of the Investment Adviser, either material to the economic value of the security or threaten to materially impact the issuer’s corporate governance policies or structure.
SECURITIES OF OTHER INVESTMENT COMPANIES may be purchased and sold by the Fund and those issued by foreign investment companies. Mutual funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional

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investment management, by combining shareholders’ money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses. If the Fund decides to purchase securities of other investment companies, the Fund intends to purchase shares of mutual funds in compliance with the requirements of federal law or any applicable exemptive relief received from the SEC. Except with respect to the Fund’s investments in registered money market funds and unregistered money market funds that comply with certain conditions of the 1940 Act, mutual fund investments for the Fund are currently restricted under federal regulations, and therefore, the extent to which the Fund may invest in another mutual fund may be limited.
Funds in which the Fund also may invest include unregistered or privately-placed funds, such as hedge funds and offshore funds. Hedge funds and offshore funds are not registered with the SEC, and therefore are largely exempt from the regulatory requirements that apply to registered investment companies (mutual funds). As a result, these types of funds have greater ability to make investments or use investment techniques, such as leveraging, that can increase investment return but also may substantially increase the risk of losses. Investments in these funds also may be more difficult to sell, which could cause losses to the Fund. For example, hedge funds typically require investors to keep their investment in a hedge fund for some period of time, such as 1 year or more. This means investors would not be able to sell their shares of a hedge fund until such time had past, and the investment may be deemed to be illiquid. In addition, because hedge funds may not value their portfolio holdings on a frequent basis, investments in those hedge funds may be difficult to price.
The Fund is prohibited from acquiring any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act.
SHORT SALES may be used by the Fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. The Fund may engage in short sales that are either “against the box” or “uncovered.” A short sale is “against the box” if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or has the right to acquire, at no added cost, the securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short. “Uncovered” short sales are transactions under which the Fund sells a security it does not own. To complete such transaction, the Fund may borrow the security through a broker to make delivery to the buyer and, in doing so, the Fund becomes obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The Fund also may have to pay a fee to borrow particular securities, which would increase the cost of the security. In addition, the Fund is often obligated to pay any accrued interest and dividends on the securities until they are replaced. The proceeds of the short sale position will be retained by the broker until the Fund replaces the borrowed securities.
The Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security and, conversely, the Fund will realize a gain if the price declines. Any gain will be decreased, and any loss increased, by the transaction costs described above. A short sale creates the risk of an unlimited loss, as the price of the underlying securities could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. If the Fund sells securities short “against the box,” it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, the Fund will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (1)

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the market value of the securities sold short, marked-to-market daily, and (2) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale.
SPREAD TRANSACTIONS may be used for hedging or managing risk. The Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.
SWAP AGREEMENTS are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a credit derivative contract (single name or multiname or index), a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement. In addition, the Fund may invest in swaptions, which are privately-negotiated option-based derivative products. Swaptions give the holder the right to enter into a swap. The Fund may use a swaption in addition to or in lieu of a swap involving a similar rate or index.
Swap agreements can be structured to increase or decrease the Fund’s exposure to long or short term interest rates, corporate borrowing rates and other conditions, such as changing security prices and inflation rates. They also can be structured to increase or decrease the Fund’s exposure to specific issuers or specific sectors of the bond market such as mortgage securities. For example, if the Fund agreed to pay a longer-term fixed rate in exchange for a shorter-term floating rate while holding longer-term fixed rate bonds, the swap would tend to decrease the Fund’s exposure to longer-term interest rates. Swap agreements tend to increase or decrease the overall volatility of the Fund’s investments and its share price and yield. Changes in interest rates, or other factors determining the amount of payments due to and from the Fund, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from the Fund, the Fund must be prepared to make such payments when they are due. In order to help minimize risks, the Fund will earmark or segregate appropriate assets for any accrued but unpaid net amounts owed under the terms of a swap agreement entered into on a net basis. All other swap agreements will require the Fund to earmark or segregate assets in the amount of the accrued amounts owed under the swap. The Fund could sustain losses if a counterparty does not perform as agreed under the terms of the swap. The Fund will enter into swap agreements with counterparties deemed creditworthy by the Investment Adviser.
For purposes of applying the Fund’s investment policies and restrictions (as stated in the prospectus and this SAI) swap agreements are generally valued by the Fund at market value. In the case of a credit default swap sold by the Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
TEMPORARY DEFENSIVE STRATEGIES are strategies the Fund may take for temporary or defensive purposes. During unusual economic or market conditions or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short term obligations that would not ordinarily be consistent with the Fund’s objectives. The Fund will do so only if the Investment Adviser or

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Subadviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. When the Fund engages in such activities, it may not achieve its investment objective.
U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.
On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. Additionally, the U.S. Treasury has implemented a temporary program to purchase new mortgage-backed securities issued by the instrumentalities. This is intended to create more affordable mortgage rates for homeowners, enhance the liquidity of the mortgage market and potentially maintain or increase the value of existing mortgage-backed securities. The program expires in December 2009. No assurance can be given that the U.S. Treasury initiatives will be successful.
INVESTMENT LIMITATIONS AND RESTRICTIONS
The following are fundamental investment limitations and restrictions, and may be changed only by vote of a majority of the Fund’s outstanding voting securities.
The Fund may not:
1)	Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
2)	Purchase or sell commodities or real estate, except to the extent permitted (or not prohibited) under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
3)	Make loans to other persons, except to the extent permitted (or not prohibited) under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
4)	Borrow money, except to the extent permitted (or not prohibited) under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
5)	Issue senior securities, except to the extent permitted (or not prohibited) under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

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6)	Underwrite securities issued by other persons, except to the extent permitted (or not prohibited) under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
7)	Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time
The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.
Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.
Borrowing. The 1940 Act restricts an investment company from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of the Fund’s investment restriction.
Concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or tax-exempt obligations of state or municipal governments and their political subdivisions. For purposes of the Fund’s concentration policy, (i) financial service companies will be classified according to the types of services; for example, insurance, commercial banks, mortgages, and diversified finance will each be considered a separate industry; and (ii) energy and natural resources companies will be classified according to the types of products and services; for example, crude oil, petroleum, natural gas, precious metals and mining will each be considered a separate industry.
Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies. The Fund’s non-fundamental investment policy on lending is set forth below.
Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Fund has adopted a fundamental policy that would permit direct investment in real estate. However, the Fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the Fund’s Board of Trustees.
Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits the Fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.
Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

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The following are non-fundamental investment limitations and restrictions, and may be changed by the board of trustees.
The Fund may not:
1)	Invest more than 15% of its net assets in illiquid securities.
2)	Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
3)	Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).
4)	Purchase securities on margin, except such short term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.
5)	Borrow money except that the Fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).
6)	Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).
7)	Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the Fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.
Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the Fund’s acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in net assets or other circumstances does not require the Fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.
The phrase “shareholder approval” as used in the Prospectus and herein, and the phrase “vote of a majority of the outstanding voting securities,” as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a class, the Fund or the Trust, as the case may be, or (2) 67% or more of the shares of a class, the Fund or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.
PORTFOLIO TURNOVER
     A change in securities held by the Fund is known as “portfolio turnover” and almost always involves the payment by the Fund of brokerage commissions or dealer markup and other transaction costs on the sale of securities as well as on the

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reinvestment of the proceeds in other securities. Portfolio turnover is not a limiting factor with respect to investment decisions.
     As disclosed in the Prospectus, high portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and could involve realization of capital gains that would be taxable when distributed to shareholders of the Fund. To the extent that portfolio turnover results in the realization of net short-term capital gains, such gains are ordinarily taxed to shareholders at ordinary income tax rates.
INCOME, DIVIDENDS, DISTRIBUTIONS AND TAX STATUS
     This discussion of federal income tax consequences is based on Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transaction contemplated herein.
     The tax status of the Fund and the distributions which it may make are summarized in the Prospectus under the headings “Distributions” and “Taxes.” The Fund intends to qualify each year as a regulated investment company (“RIC”) under the Code. In order to qualify as a RIC and to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs or other securities limited generally with respect to any one issuer to a value not more than 5% of the value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, of two or more issuers of which the Fund owns at least 20% of the voting power of each issuer and that are engaged in the same, similar, or related businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. To the extent the Fund qualifies for treatment as a RIC, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.
     If the Fund fails to qualify as a RIC accorded special tax treatment in any taxable year, the Fund will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Subject to certain limitations, such distributions should qualify for the dividends received deduction for corporate shareholders and for the lower tax rates applicable to qualified dividend income for individual shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.
     In order to avoid an excise tax imposed on certain underdistributed amounts, the Fund must distribute prior to each calendar year end without regard to the Fund’s fiscal year end (i) 98% of the Fund’s ordinary income, (ii) 98% of the Fund’s capital gain net income, if any, realized in the one-year period ending on October 31 (or later if the Fund is permitted and so elects), and (iii) 100% of any undistributed income from prior years. A dividend paid to shareholders by the Fund in January of a year is generally deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.
     The Fund may be subject to foreign withholding taxes on income and gains derived from foreign investments. Such taxes would reduce the yield on the Fund’s investments, but, as discussed in the Fund’s Prospectus, may in some situations be taken as either a deduction or a credit by U.S. shareholders. Investment by the Fund in certain “passive

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foreign investment companies” could subject the Fund to a U.S. federal income tax or other charge on distributions received from, or on the sale of its investment in, such a company. Such a tax cannot be eliminated by making distributions to Fund shareholders. The Fund may avoid this tax by making an election to mark certain of such securities to the market annually. Alternatively, where it is in a position to do so, the Fund may elect to treat a passive foreign investment company as a “qualified electing fund,” in which case different rules will apply, although the Fund generally does not expect to be in the position to make such elections.
     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. The dividends-received deduction for corporations will generally be available to corporate shareholders with respect to their receipt of the Fund’s dividends from investment income to the extent derived from dividends received by the Fund from domestic corporations, provided the Fund and the shareholder each meet the relevant holding period requirements.
     For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain. In order for some portion of the dividends received by Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States), or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.
     If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund’s dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss. In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.
     Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or in the form of additional shares of the Fund to which the distribution relates. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.
     Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2010.

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     Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed.
     Certain tax-exempt organizations or entities may not be subject to federal income tax on dividends or distributions from the Fund. Each organization or entity should review its own circumstances and the federal tax treatment of its income.
     Under current law, the Fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number, who has underreported income in the past or fails to provide certain certifications. However, the general backup withholding rules set forth above will not apply to a shareholder so long as the shareholder furnishes the Fund with the appropriate certification required by the Internal Revenue Service. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding rate reductions will be 31% for amounts paid after December 31, 2010.
     In order for a foreign investor to qualify for exemption from (or reduced rates for) withholding tax under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard.
     The Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and certain foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.
     Certain transactions effectively insulating the Fund from substantially all risk of loss and all opportunity for gain in an appreciated financial position are treated as constructive sales of those positions for federal income tax purposes. Short sales, swap contracts, and forward or futures contracts to sell the appreciated position, or one or more other transactions that have substantially the same effect as those transactions as determined under regulations, are treated as “constructive sales” for this purpose. If the Fund owns an appreciated financial position and enters into such a transaction it will generally recognize gain for tax purposes prior to the generation of cash by such activities, which may require the Fund to sell assets to meet its distribution requirement.
     THE TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO HIM OR HER OF AN INVESTMENT IN THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED, AND SHOULD NOT BE CONSIDERED, TO BE A SUBSTITUTE FOR CAREFUL TAX PLANNING.
MANAGEMENT OF THE FUND
     Laudus Trust. The Trustees oversee the general conduct of the Fund’s business. Certain information concerning the Trustees is set forth below.

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		Number
		of
Name, Address[1] and		Portfolios
Year of Birth; (Term		in Fund
of Office and Length	Principal Occupation(s) During Past Five	Complex	Other Directorships Held by
of Time Served2)	Years	Overseen	Trustee
Independent
Trustees:

Mariann Byerwalter [3] 1960	Chairman of JDN Corporate Advisory LLC.	83	Board 1 — Director, Redwood Trust, Inc. (mortgage finance).
(1/04-present)

William A. Hasler [3] 1941 (1/04-present)	Dean Emeritus of the Haas School of Business at the University of California, Berkeley. Until February 2004, Co-Chief Executive Officer, Aphton Corporation (bio-pharmaceuticals).	83	Board 1 — Director, Mission West Properties (commercial real estate).

			Board 2 — Director, TOUSA (home building).

			Board 3 — Director, Harris- Stratex Networks (a network equipment corporation).

			Board 4 — Director, Globalstar, Inc. (satellite, voice and data).

			Board 5 — Director, Ditech Networks (voice communications technology)

Nils H. Hakansson [4] 1937 (3/90-present)	Sylvan C. Coleman Professor of Finance and Accounting, Emeritus, Haas School of Business, University of California, Berkeley (since 2003). Mr. Hakansson was also a Professor of Finance and Accounting, Haas School of Business, University of California, Berkeley (July 1969 to January 2003).	14	None.

Interested Trustee:

Randall W. Merk 1954 (6/06-present)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co., Inc.; Executive Vice President, Charles Schwab & Co., Inc. (2002 — present); President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (2007- present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC.	14	None.

(1)	The mailing address of each of the Trustees is c/o Laudus Trust, 211 Main Street, San Francisco, CA 94105.

(2)	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The Laudus Funds retirement policy requires that independent trustees retire by December 31 of the year in which the

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Trustee turns 72 or the Trustee’s twentieth year of service as an independent trustee, whichever comes first. Further, if an independent trustee serves on the board of the Schwab Funds and the Laudus Funds, he or she must retire all boards in the Fund Complex at the same time. Mr. Hakansson is scheduled to retire from the Board on December 31, 2009.

(3)	Member of the Audit Committee.

(4)	This number includes all registered investment companies included in the Fund Complex (Laudus Trust, Laudus Institutional Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, and Schwab Capital Trust) as of June 30, 2009.

(5)	This number includes all registered investment companies included in the Laudus Trust and Laudus Institutional Trust (collectively “Laudus Funds”), each of which is part of the Fund Complex. As of June 30, 2009, the Laudus Funds, in the aggregate, consisted of 15 operational funds.

(6)	Mr. Merk is an interested Trustee because he owns stock of The Charles Schwab Corporation, the parent company of the Investment Adviser.
Trustee Committees
The Board of Trustees has established certain committees and adopted Committee charters with respect to those committees, each as described below:
—	The Trust has a standing Audit and Compliance Committee (formerly the Audit Committee). The members of the Audit and Compliance Committee are identified above. The function of the Audit and Compliance Committee is to provide oversight responsibility for the integrity of the Trust’s financial reporting processes and compliance policies, procedures and processes, and for the Trust’s overall system of internal controls. The charter directs that the Audit and Compliance Committee must meet four times annually, with additional meetings as the Audit and Compliance Committee deems appropriate. The current Audit and Compliance Committee and its predecessor met 4 times during the fiscal year ended March 31, 2009.

—	The Trust also has a Nominating Committee that is composed of all the Independent Trustees, which meets as often as deemed appropriate by the Nominating Committee for the primary purpose of selecting and nominating candidates to serve as members of the Board of Trustees. There are no specific procedures in place to consider nominees recommended by shareholders, but such nominees would be considered if such nominations were submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 in conjunction with a shareholder meeting to consider the election of Trustees. The charter directs that the Nominating Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Nominating Committee. The Nominating Committee did not meet during the fiscal year ended March 31, 2009.
The following table provides each Trustee’s equity ownership of the Fund and ownership of all registered investment companies overseen by each Trustee in the Family of Investment Companies as of December 31, 2008.

		Aggregate Dollar Range of
	Dollar Range of Equity Securities	Equity Securities in the Family
Name of Trustee	in the Fund	of Investment Companies 7
Independent Trustees:
Mariann Byerwalter	$0	$0
William A. Hasler	$0	$0
Nils H. Hakansson	$0	$10,001-$50,000
Interested Trustee:
Randall W. Merk	$0	$50,001-$100,000

(7)	As of December 31, 2008, the Family of Investment Companies consisted of the 15 operational series of the Laudus Trust and Laudus Institutional Trust.

Certain information concerning the Trust’s officers is set forth below:

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Name, Address[8]and Year of Birth;
(Term of Office[9] and Length of		Principal Occupation During
Time Served)	Position with the Trust	Past Five Years
Jeffrey Mortimer,	President, Chief Executive	Senior Vice President and Chief Investment
1963	Officer and Chief	Officer, Charles Schwab Investment
(3/08-present, President and CEO)	Investment Officer	Management, Inc., and Schwab Funds.
(04/08-present, CIO)

George Pereira	Chief Financial Officer	Senior Vice President and Chief Financial
1964		Officer, Charles Schwab Investment
(6/06 — present)		Management, Inc.; Treasurer and Principal
Financial Officer, Schwab Funds; Director,
Charles Schwab Worldwide Funds, PLC and
Charles Schwab Asset Management (Ireland)
Ltd. Through June 2007, Chief Financial
Officer, Mutual Fund Division, UST Advisers,
Inc., and Treasurer, Chief Financial Officer and
Chief Accounting Officer, Excelsior Funds, Inc.,
Excelsior Tax-Exempt Funds, Inc., and
Excelsior Funds Trust; From 12/99 to 11/04:
Senior Vice President, Financial Reporting,
Charles Schwab & Co., Inc.

Catherine MacGregor	Chief Legal Officer, Vice	Vice President, Charles Schwab & Co., Inc. and
1964	President and Clerk	Charles Schwab Investment Management, Inc.;
(12/05 — present)		since 2006, Vice President, Chief Legal Officer
and Clerk of Laudus Trust and Laudus
Institutional Trust; Vice President, Schwab
Funds. Since 2009, Vice President of Schwab
Strategic Trust.

Daniel Kern,	Vice President	Managing Director and Portfolio Manager
1961		Charles Schwab Investment Management, Inc.
(3/05-present)		(formerly titled, Vice President, Investment
Management Services.) Until September 2005,
Assistant Treasurer, Laudus Trust and Laudus
Institutional Trust. Until December 2004, Vice
President, Internal Audit, Charles Schwab
Corporation.

Michael Haydel,	Vice President	Vice President, Asset Management client
1972		Services, Charles Schwab & Co., Inc.; Vice
(6/05-present)		President and AML Officer, Laudus Trust,
Laudus Institutional Trust and Schwab Strategic
Trust.

(8)	The mailing address of each of the officers is c/o Laudus Trust, 211 Main Street, San Francisco, CA 94105.

(9)	There is no stated term of office for the officers of the Trust.
     Ms. MacGregor and Messrs. Mortimer, Pereira, Kern, and Haydel, each being an employee of Charles Schwab Investment Management, Inc. or its affiliates, will each benefit indirectly from the management fees paid by the Trust to Charles Schwab Investment Management, Inc., but receive no compensation from the Trust.

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Trustee Compensation
     Interested Trustees and officers of the Trust do not receive compensation from the Trust. The Trust and the Laudus Institutional Trust pays each Independent Trustee aggregate compensation of $55,000 per year. This sum includes a quarterly retainer fee of $8,937 and an additional $4,813 for each regular meeting attended.
     In addition, a retirement plan has been instituted for all of the Independent Trustees of the Trust and Trustees of the Laudus Institutional Trust (the “Retirement Plan”). Under the terms of the Retirement Plan, upon retirement or other termination from service from the Trust and Laudus Institutional Trust (other than termination for cause), a retiring Independent Trustee who has served as Independent Trustee for at least five years shall be paid a lump sum cash payment (the “Retirement Payment”). The Retirement Payment shall be equal to $10,000 for each year that the Trustee has served as an Independent Trustee of the Trust and the Laudus Institutional Trust, including years of service prior to the adoption of the Retirement Plan. However, each Independent Trustee is permitted to make a one-time election to have the $10,000 attributable to service for the coming year adjusted up or down at the end of each subsequent year based on the unweighted average performance of the lowest cost share class of each fund of the Trusts that is in operation for all of such year. Each Independent Trustee also was given the opportunity to make a one-time election to have previously accrued benefits fluctuate beginning April 1, 2005 based on performance of the funds as described in the previous sentence. As a result, the amount of the Retirement Payment payable to any Independent Trustee may increase or decrease based upon performance of the funds. The portion of the total Retirement Payment owed to an Independent Trustee upon his or her retirement that is payable by any fund will be determined based on the relative net assets of the funds of the Trust in operation on the date of the Independent Trustee’s retirement.
     Effective June 28, 2006, the Retirement Plan terminated with respect to new Participants, including Independent Trustees of the Trust first elected by shareholder vote on June 26, 2006. With respect to Participants prior to June 26, 2006 (a “Current Participant”), the Account Balance of each Current Participant under the Plan was frozen at the value determined as of September 29, 2006, except that each Account Balance was credited with an amount equal to one-half of the amount that would be credited to such Account Balance as of the last day of the Plan Year ending March 31, 2007. The terms of the Plan, including without limitation provisions relating to vesting and payment upon termination of service, remain in full force and effect.
     The total compensation accrued and payable to, as well as the benefits accrued under the Retirement Plan by, the Independent Trustees by the Trust and by the Fund Complex for the fiscal year ended March 31, 2009, is shown in the table below.

				TOTAL
		PENSION OR		COMPENSATION
		RETIREMENT		FROM
	AGGREGATE	BENEFITS	ESTIMATED	REGISTRANT
	COMPENSATION	ACCRUED AS	ANNUAL	AND FUND
	FROM	PART OF FUND	BENEFITS UPON	COMPLEX[11] PAID
NAME OF PERSON	REGISTRANT	EXPENSES[10]	RETIREMENT	TO TRUSTEES

TRUSTEES:
Mariann Byerwalter	$48,976	$16,746	$0	$289,000
William A. Hasler	$48,976	$16,746	$0	$289,000
Nils H. Hakansson	$48,976	$120,049	$0	$55,000

(10)	Cumulative.

(11)	As of March 31, 2009, the Fund Complex consisted of 84 funds, which included the 15 operational series of the Laudus Trust and Laudus Institutional Trust and 69 operational series of the Schwab Funds.

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INVESTMENT ADVISORY AND OTHER SERVICES
ADVISORY AGREEMENTS
     After their initial two year terms, the continuation of the Fund’s advisory agreements must be specifically approved at least annually (1) by the vote of the Trustees or by a vote of the shareholders of the Fund and (2) by the vote of a majority of the Trustees who are not parties to the investment advisory agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of the Fund fail to approve an advisory agreement, CSIM and the Subadviser, as applicable, may continue to serve under the agreement in the manner and to the extent permitted by the 1940 Act.
     After their initial two year terms, each year, the Board of Trustees will call and hold one or more meetings to decide whether to renew the advisory agreement between Laudus Trust (the “Trust”) and CSIM (the “Investment Adviser”), and the sub-advisory agreement between CSIM and UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Subadviser”) with respect to the Fund. In preparation for the meetings, the Board requests and reviews a wide variety of materials provided by CSIM and UBS Global AM as well as extensive data provided by third parties and the Independent Trustees receive advice from counsel to the Independent Trustees.
     CSIM oversees the advisory services provided to the Fund. Pursuant to separate sub-advisory agreement, and under the supervision of the Investment Adviser and the Fund’s Board of Trustees, UBS Global AM is responsible for the day-today investment management of the Fund’s assets. UBS Global AM also is responsible for managing their employees who provide services to the Fund.
About CSIM
     CSIM is a wholly-owned subsidiary of The Charles Schwab Corporation. Both CSIM and The Charles Schwab Corporation are located at 211 Main Street, San Francisco, CA 94105.
     Principal Executive Officer and Directors — Listed below are the directors and principal executive officer of CSIM. The principal business address of each director and the principal executive officer, as it relates to their duties at CSIM, is the same as above.

NAME	POSITION
Randall W. Merk	Director, President and Chief Executive Officer

Charles R. Schwab	Chairman and Director
     As disclosed in the Prospectus under the heading “Management of the Fund,” under a management contract (the “Management Contract”) between the Trust, on behalf of the Fund, and CSIM, subject to the supervision of the Trustees of the Trust and such policies as the Trustees may determine, CSIM furnishes office space and equipment, provides certain bookkeeping and clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with CSIM. In addition, pursuant to a sub-advisory agreement between CSIM and UBS Global AM, UBS Global AM will continuously furnish an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities.
     The Fund has agreed to pay CSIM a monthly management fee at an annual percentage rate of the Fund’s average daily net assets. The table below shows the advisory fee payable to CSIM by the Fund.

First $500 million	0.70%
$500 million to $1 billion	0.65%
$1 to $1.5 billion	0.60%
$1.5 to $2 billion	0.575%
Above $2 billion	0.55%

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     CSIM has agreed with the Trust that it will waive some or all of its management fees under the Management Contract and, if necessary, will bear certain expenses of the Fund until at least July 13, 2011 (unless the waiver is extended, modified or terminated by mutual agreement of the Trust and CSIM) so that the Fund’s total annual operating expenses (exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, such as shareholder meeting costs) will not exceed the limit stated in the Prospectus. The expense limitation also does not cover fees and expenses of pooled investment vehicles, such as ETFs, REITs and other investment companies that are held by the Fund. In addition, CSIM’s compensation under each Management Contract is subject to reduction to the extent that in any year the expenses of the Fund (including investment advisory fees but excluding taxes, portfolio brokerage commissions and any distribution and shareholder service expenses paid by a class of shares of the Fund pursuant to a distribution and shareholder service plan or otherwise) exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale.
     The Management Contract provides that CSIM shall not be subject to any liability to the Trust or to any shareholder of the Trust in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder.
     The Management Contract automatically terminates on assignment and is terminable on not more than 60 days’ notice by the Trust to CSIM or by CSIM to the Trust.
SUBADVISORY AGREEMENT
     CSIM has entered into an agreement on behalf of the Fund with UBS Global AM by which it acts as subadviser to the Fund (the “Subadviser Agreement”). Under the Subadviser Agreement, UBS Global AM, at its expense, continuously furnishes an investment management program for the Fund and makes investment decisions on behalf of the Fund and places all orders for the purchase and sale of portfolio securities and all other investments, subject to the supervision of CSIM and the Trustees.
     UBS Global AM, with its principal office located at One North Wacker Drive, Chicago, Illinois 60606, manages the assets of the Fund. UBS Global AM is an investment management firm managing approximately $142 billion, as of June 30, 2009, primarily for institutional, pension and profit sharing funds. UBS Global AM is an indirect, wholly owned subsidiary of UBS AG and a member of the UBS Global Asset Management Division, which had approximately $547 billion in assets under management as of June 30, 2009.
Subadvisory Fee
     This section describes the subadvisory fee payable by CSIM to UBS Global AM. Please remember, however, that the following fees described are paid by CSIM to UBS Global AM; they do not affect how much you pay or the Fund pays.

First $100 million	0.35%
Over $100 million to $250 million	0.33%
Over $250 million to $500 million	0.30%
Over $500 million to $1 billion	0.25%
Over $1 to $1.5 billion	0.23%
Over $1.5 to $2 billion	0.21%
Over $2 billion	0.20%
     On July 13, 2009, the Fund acquired all of the assets and liabilities of the UBS Fund pursuant to an Agreement and Plan of Reorganization approved by the UBS Fund’s shareholders (the “Reorganization”). In connection with the Reorganization, UBS Global AM and CSIM have entered into an agreement regarding UBS Global AM’s and CSIM’s cooperation in realigning responsibilities for the assets and shareholders of the Fund (the “Agreement”). The Agreement commits CSIM to using commercially reasonable efforts to provide UBS Global AM with the same notice and

32

opportunity to defend the Subadviser Agreement to the Laudus Trust’s Board of Trustees as is given to CSIM with respect to the Management Contract, and subject to certain conditions, provides that CSIM will pay compensation to UBS Global AM in the event that UBS Global AM is terminated as investment subadviser to the Fund during its first two years of operation, provided, however, CSIM will have no obligation to pay compensation to UBS Global AM in the event UBS Global AM is terminated with cause by CSIM or the Laudus Trust’s Board of Trustees. The amount of compensation owed to UBS Global AM upon its termination, if any, is based on a formula that takes into account when UBS Global AM is terminated, the circumstances surrounding the termination, and the amount of compensation received under the Subadviser Agreement by UBS Global AM in the month prior to the termination. The Agreement further commits CSIM, subject to its fiduciary duty, to using commercially reasonable efforts to promote the continuation of UBS Global AM as the sub-adviser of the Fund. As a result of the Agreement, CSIM will have a material economic interest in avoiding the termination of UBS Global AM.
OTHER SERVICE PROVIDERS
Administrative Services. The Trust has entered into a Fund Administration Agreement with State Street Bank and Trust Company (in such capacity, the “Administrator”) pursuant to which the Administrator provides certain management and administrative services necessary for the Fund’s operations including: (i) regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Fund; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Fund’s officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Fund. For these services, the Administrator is entitled to receive $1,000 per annum, as well as a fee based on the average daily net assets of the Trust (the “Administrator’s Asset-Based Fee”). In calculating the Administrator’s Asset Based-Fee payable by the Trust, the assets of the Trust are aggregated with the average daily net assets of each of the other portfolios for which CSIM serves as investment adviser and State Street Bank and Trust Company serves as administrator(1). The Administrator’s Asset-Based Fee will be calculated as follows:

AVERAGE DAILY NET ASSETS	FEE
First $100 billion	0.11 bp
Next $60 billion	0.07 bp
Thereafter	0.05 bp

(1)	In addition to the Trust, CSIM currently serves as investment adviser for each of the portfolios of the Laudus Institutional Trust, Schwab Investments, The Charles Schwab Family of Funds, Schwab Annuity Portfolios, and Schwab Capital Trust.
     The Trust also has entered into a Fund Accounting Agreement with State Street Bank and Trust Company (in such capacity, the “Fund Accountant”) pursuant to which the Fund Accountant provides certain accounting services necessary for the Fund’s operations. For these services, the Fund Accountant is entitled to receive a base fee of $29,000 per annum for the Fund. The Fund Accountant is also entitled to a fee based on the average daily net assets of the Trust (the “Fund Accountant’s Asset-Based Fee”). In calculating the Fund Accountant’s Asset-Based Fee payable by the Trust, the assets of the Trust are aggregated with the average daily net assets of each of the portfolios for which CSIM serves as investment adviser and State Street Bank and Trust Company serves as fund accountant (see footnote 1 above). The Fund Accountant’s Asset-Based Fee will be calculated as follows:

AVERAGE DAILY NET ASSETS	FEE
First $100 billion	0.25 bp
Next $60 billion	0.18 bp
Thereafter	0.13 bp
     In addition, the Fund Accountant is entitled to a per security pricing fee based on the monthly holdings of the Fund equal to $2 for equity securities and $8 for fixed income securities. Lastly, the Fund Accountant is entitled to a fair valuation fee of $4,000 per annum.

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     Distributor. As stated in the Prospectus under the heading “Management of the Fund — Distributor,” shares of the Fund are sold on a continuous basis by the Trust’s distributor, ALPS Distributors, Inc. (the “Distributor”). The Distributor’s principal offices are located at 1625 Broadway, Suite 2200, Denver, Colorado, 80202. Under the contract between the Trust and the Distributor (the “Distributor’s Contract”), the Distributor is not obligated to sell any specific amount of shares of the Trust and will purchase shares for resale only against orders for shares.
     The Distributor’s Contract may be terminated with respect to the Fund at any time on 60 days’ written notice without penalty either by the Distributor, by the Fund, or by the Trust and will terminate automatically in the event of its assignment.
     The Distributor’s Contract will continue in effect for two years and thereafter for successive one-year periods, provided that each such continuance is specifically approved (i) by the Trust’s Board of Trustees or (ii) by the vote of a majority of the outstanding shares of the Fund, provided that in either event the continuance is also approved by a majority of the Independent Trustees of the Trust by vote cast in person at a meeting called for that purpose.
     CSIM may pay certain Intermediaries (as defined below) for performing shareholder, recordkeeping, administrative, transfer agency or other services for their customers. In addition, CSIM may pay certain Intermediaries for providing distribution, marketing or promotional services. The payments described by this paragraph are not paid by the Fund or its shareholders and may be substantial.
     Shares of the Fund may be sold to corporations or other institutions such as trusts, foundations, broker-dealers or other intermediaries purchasing for the accounts of others (collectively, “Intermediaries”). Investors purchasing and redeeming shares of the Fund through an Intermediary may be charged a transaction-based fee or other fee for the services provided by the Intermediary. Each such Intermediary is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions with respect to purchases and redemptions of Fund shares. Customers of Intermediaries should read this SAI in light of the terms governing accounts with their particular organization.
     Custodial Arrangements. The Trust’s custodian is State Street Bank and Trust Company (in such capacity, the “Custodian”), One Lincoln Street, Boston, MA 02111. As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Trust and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, the Custodian receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to fund portfolio securities.
     Transfer Agent. Boston Financial Data Services, Inc., located at Two Heritage Drive Quincy, MA 02171, provides transfer agency and dividend disbursing agent services for the Fund. As part of these services, the firm maintains records pertaining to the sale, redemption and transfer of the Fund’s shares and distributes the Fund’s cash distributions to shareholders.
Independent Registered Public Accounting Firm. The Trust’s independent registered public accounting firm is PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111. The firm conducts an annual audit of the financial statements, assists in the preparation of the Trust’s federal and state income tax returns and filings with the SEC, and consults with the Trust as to matters of accounting and federal and state income taxation. The audited financial statements of the UBS Fund for the UBS Fund’s fiscal year ended June 30, 2009, including notes thereto and the report of Ernst & Young LLP, the UBS Fund’s independent registered public accounting firm, thereon are herein incorporated by reference from the UBS Fund’s June 30, 2009 Annual Report. A copy of the UBS Fund’s June 30, 2009 Annual Report must accompany the delivery of this SAI.
     Codes of Ethics. Each of the Trust (on behalf of the Fund), CSIM, UBS Global AM and the Distributor (as the Fund’s principal underwriter) have adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. Each permits personnel subject thereto to invest in securities subject to certain conditions or restrictions. CSIM’s Code of Ethics permits personnel to buy or sell, directly or indirectly, securities for their own accounts. This includes securities that may be

34

purchased or held by the funds CSIM manages. Securities transactions by some of these individuals are subject to prior approval of CSIM’s Chief Compliance Officer or designee and are subject to certain restrictions. Covered securities transactions are subject to quarterly and annual reporting and review requirements. UBS Global AM’s Code of Ethics permits personnel to buy or sell securities for their own accounts and accounts for which they are the beneficial owner so long as the investment does not lead to an actual or potential conflict of interest. This includes securities that may be purchased or held by the funds UBS Global AM advises or subadvises. Securities transactions may be subject to prior approval of UBS Global AM’s Chief Compliance Officer or his or her alternate. Most securities transactions are subject to quarterly reporting and review requirements. The Distributor’s Code of Ethics permits personnel subject thereto to invest in securities, including securities that the Fund may purchase or hold, so long as the individual, in the ordinary course of fulfilling his or her duties, does not have knowledge of a pending buy or sell order by the Fund. In such cases where such knowledge may exist, the individual is prohibited from engaging in such transactions while the buy or sell order is pending.
PORTFOLIO MANAGERS
UBS Global AM acts as subadviser to the Fund. Presented below is information about the portfolio managers of the Fund as identified in the Fund’s Prospectus.
     Other Accounts. The following table provides information relating to other accounts managed by the portfolio managers as of June 30, 2009. The accounts listed below are not subject to a performance-based advisory fee.

	Registered Investment		Other Pooled Investment		Other Accounts
	Companies		Vehicles		(separate accounts)
		Total		Total		Total
	Number of	Assets (in	Number of	Assets (in	Number of	Assets (in
Name	accounts	millions)	accounts	millions)	accounts	millions)
Lawrence Kemp	5	$1,255	5	$1,774	11	$2,451
Philip Ruvinsky	5	$1,255	5	$1,774	5	$2,449
     Conflicts of Interest. The portfolio managers’ management of the Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. The portfolio managers manage the Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global AM manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.
     If the portfolio managers identify a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.
     The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM has adopted a Code of Ethics that governs such personal trading but there is no assurance that the Code of Ethics will adequately address all such conflicts.
Compensation. UBS Global Asset Management’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. The total compensation received by the portfolio managers and analysts at UBS Global Asset Management, including the Funds’ portfolio managers, has three basic components — a fixed component (base salary and benefits), a variable cash compensation component (which is correlated with performance) and, for more senior employees, a variable equity

35

component (reinforcing the critical importance of creating long-term business value), which are described in more detail below:
•	The fixed component (base salary and benefits) is set to be competitive in the industry and is monitored and adjusted periodically with reference to the labor market in order to remain so. The fixed component is used to recognize the experience, skills and knowledge that portfolio managers and analysts bring to their role.

•	Variable cash compensation is determined annually on a discretionary basis. It is correlated with the individual’s contribution (financial and non-financial) to UBS Global Asset Management’s business results and the performance of the individual’s respective function, UBS Global Asset Management and UBS. As its name implies, this can be variable.

•	Variable equity — Many senior employees are required to take a portion of their annual variable cash compensation in the form of UBS shares or notional shares instead of cash. UBS Global Asset Management believes that, not only does this reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool because the shares typically vest over a number of years.
UBS Global Asset Management strongly believes that tying portfolio managers’ variable cash compensation to both the short-term and longer-term performance of their portfolios closely aligns the portfolio managers’ interests with those of the firm’s clients. The total variable cash compensation available generally will depend on the firm’s overall profitability. The allocation of the variable cash compensation pool to each portfolio manager is based on an equal weighting of their investment performance (relative to the Funds’ benchmarks) for all the funds they manage. In the case of the Fund, the relevant benchmark is the Russell 1000 Growth Index. The portfolio manager’s investment performance over one-, two- and three-year periods to the latest year end is taken into account and this has the effect of placing greater emphasis on the performance for the most recent year (as their one-year performance impacts their two- and three-year annualized results) while keeping the longer-term performance in focus. In Global Investment Solutions (GIS), a similar method is applied but over a five-year timescale. Further, the delivery of variable cash compensation is subject to a number of deferral mechanisms including investment in UBS shares.
For analysts, variable cash compensation is, in general, tied to the performance of some combination of model and/or client portfolios, generally evaluated over rolling three-year periods and coupled with a qualitative assessment of their contribution.
Ownership of Fund Shares. As of June 30, 2009, the following portfolio managers beneficially owned shares of the Fund as follows.

Lawrence Kemp	$100,001-$500,000
Philip Ruvinsky	None
PORTFOLIO TRANSACTIONS
     UBS Global AM is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s portfolio business and the negotiation of commissions, if any, paid on such transactions. Fixed income securities in which the Fund invests are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the bid/ask spread quoted on securities includes an implicit profit to the dealers. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options thereon. UBS Global AM is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Fund. Upon approval of CSIM, UBS Global AM may be authorized to utilize the trading desk of its affiliates to execute securities transactions in accordance with applicable rules and regulations.

36

     The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. However, subject to policies established by the Board of the Trust, the Fund may pay a broker-dealer a commission for effecting a portfolio transaction for the Fund in excess of the amount of commission another broker-dealer would have charged if UBS Global AM determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm’s overall responsibilities with respect to the clients, including the Fund, as to which UBS Global AM exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, UBS Global AM considers the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers who provide research or statistical material or other services to the Fund or UBS Global AM. Such services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows UBS Global AM to supplement its own investment research activities and obtain the views and information of others prior to making investment decisions. UBS Global AM is of the opinion that, because this material must be analyzed and reviewed by its staff, the receipt and use of such material does not tend to reduce expenses but may benefit the Fund by supplementing UBS Global AM’s research.
     UBS Global AM effects portfolio transactions for other investment companies and advisory accounts. Research services furnished by dealers through whom the Fund effects its securities transactions may be used by UBS Global AM, or its affiliated investment advisors, in servicing all of their accounts; not all such services may be used in connection with the Fund. In the opinion of UBS Global AM, it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund). UBS Global AM will attempt to equitably allocate portfolio transactions among the Fund and others whenever concurrent decisions are made to purchase or sell securities by the Fund and another. In making such allocations between the Fund and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Fund and the others. In some cases, this procedure could have an adverse effect on the Fund. In the opinion of UBS Global AM, however, the results of such procedures will, on the whole, be in the best interest of each of the clients.
When buying or selling securities, the Fund may pay commissions to brokers who are affiliated with UBS Global AM or the Fund in accordance with procedures adopted by the Board. The Fund may purchase securities in certain underwritten offerings for which an affiliate of the Fund or UBS Global AM may act as an underwriter in accordance with procedures adopted by the Board. The Fund may effect futures transactions through, and pay commissions to, futures commissions merchants who are affiliated with UBS Global AM or the Fund in accordance with procedures adopted by the Board.
DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES
     The Trust is an open-end series investment company organized as a Massachusetts business trust. A copy of the Third Amended and Restated Agreement and Declaration of Trust of the Trust (the “Declaration of Trust”), is on file with the Secretary of the Commonwealth of Massachusetts. The fiscal year of the Trust ends on March 31. The Trust changed its name to “Barr Rosenberg Series Trust” from “Rosenberg Series Trust” on August 5, 1996. Effective March 30, 2004, the Trust changed its name to the “Laudus Trust.”
     Interests in the Trust’s portfolios are currently represented by shares of 13 series, the Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg International Discovery Fund, Laudus Mondrian Emerging Markets Fund, Laudus Mondrian International Fixed Income Fund, Laudus Mondrian International Equity Fund, Laudus Mondrian Global Equity Fund and Laudus

37

Growth Investors U.S. Large Cap Growth Fund, issued pursuant to the Declaration of Trust. The rights of shareholders and powers of the Trustees of the Trust with respect to such shares are described in their respective Prospectuses.
     The Fund has one class of shares. On July 13, 2009, the Fund acquired all of the assets and liabilities of the UBS Fund pursuant to an Agreement and Plan of Reorganization approved by the UBS Fund’s shareholders.
     The Declaration of Trust provides for the perpetual existence of the Trust. The Trust may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of each series of the Trust or by the vote of the Trustees.
VOTING RIGHTS
     Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided in the Declaration of Trust) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders will vote by individual series on all matters except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series and (ii) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. Shareholders of one series shall not be entitled to vote on matters exclusively affecting another series, such matters including, without limitation, the adoption of or change in any fundamental policies or restrictions of the other series and the approval of the investment advisory contracts of the other series.
     Each class of shares of each Fund has identical voting rights except that each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution and shareholder service plan applicable to that class. All classes of shares of a Fund will vote together, except with respect to any distribution and shareholder service plan applicable to a class or when a class vote is required as specified above or otherwise by the 1940 Act.
     There will normally be no meetings of shareholders for the purpose of electing Trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Independent Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.
     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust’s name or to cure technical problems in the Declaration of Trust and (ii) to establish, liquidate, designate or modify new and existing series, sub-series or classes of shares of any series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations. Trustees may, without approval of the relevant shareholders, combine, reorganize or merge one or more series or classes of the Trust into a single series or class on such terms and conditions as the Trustees shall determine.
     Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written submissions to the Trust at P. O. Box 8032, Boston, Massachusetts 02266. Proposals must be received a

38

reasonable time in advance of a proxy solicitation to be included. Submission of a proposal does not guarantee inclusion in a proxy statement because proposals must comply with certain federal securities regulations.
PROXY VOTING
     The Trust’s proxy voting policy is attached as Appendix B to this Statement of Additional Information. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 will be available, without charge, on the Fund’s website at www.laudus.com. It is also available in the Fund’s Form N-PX which can be obtained on the SEC’s website at www.sec.gov. The proxy voting record of the predecessor UBS fund is available on the UBS Funds website.
SHAREHOLDER AND TRUSTEE LIABILITY
     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant series for all loss and expense of any shareholder of that series held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the series of which he is or was a shareholder would be unable to meet its obligations.
     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also provides for indemnification by the Trust of the Trustees and the officers of the Trust against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust that such Trustees are liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.
OWNERS OF 5% OR MORE OF THE FUND’S SHARES
     As of September 30, 2009, the officers and trustees of the Trust, as a group, owned of record, directly or beneficially less than 1% of any class of outstanding equity securities of the Fund.
     As of September 30, 2009, the following persons or entities owned, of record or beneficially, more than 5% of the outstanding equity securities of the Fund.

NAME AND ADDRESS	PERCENT OWNED
CHARLES SCHWAB & CO INC	37.58%
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

LPL FINANCIAL	17.34%
9785 TOWNE CENTRE DRIVE
SAN DIEGO CA 92121-1968

39

NAME AND ADDRESS	PERCENT OWNED
NORTHERN TRUST COMPANY AS TRUSTEE	5.52%
FBO UBS FINANCIAL SERVICES 401K PL
PO BOX 92994
CHICAGO IL 60675-0001

UBS FINANCIAL SERVICES INC CUST	9.32%
MACON FIRE AND POLICE
DEFINED BENEFIT
PO BOX 247
MACON GA 31202-0247

NAME AND ADDRESS	PERCENTAGE
SCHWAB TARGET 2030 FUND	10.74%
PORTFOLIO MANAGEMENT EQUITY
101 MONTGOMERY ST
SAN FRANCISCO CA 94104

SCHWAB TARGET 2040	9.61%
101 MONTGOMERY ST
SAN FRANCISCO CA 94104

SCHWAB TARGET 2020	8.81%
PORTFOLIO MANAGEMENT EQUITY
101 MONTGOMERY ST
SAN FRANCISCO CA 94104
DISCLOSURE OF PORTFOLIO SECURITIES INFORMATION
     Information regarding the availability of the Fund’s portfolio securities can be obtained by calling 1.800.447.3332.
     The disclosure of portfolio securities information to shareholders and other parties, prior to regular public filings, may be authorized only by the Trust’s President upon prior consultation with the Fund’s Subadviser and the Fund’s Chief Legal Officer. Prior to authorizing the disclosure of portfolio securities, the Trust’s President must determine that: (i) such disclosure is in the best interests of the Fund’s shareholders; and (ii) that no conflict exists between the interests of the Fund’s shareholders and those of the Fund’s Adviser, Subadviser or principal underwriter.
     Portfolio securities information also may be made available on a selective basis to service providers, ratings agencies, consultants and other qualified financial professionals when the President upon prior consultation with the Fund’s Subadviser and the Fund’s Chief Legal Officer, determines such disclosure meets the requirements for non-selective disclosure and serves a legitimate business purpose. Agreements entered into with a service provider to whom the Fund selectively discloses portfolio securities information will generally include the confidentiality provisions customary in such agreements. Although certain of the service providers are not under formal confidentiality obligations in connection with disclosure of portfolio securities information, the Fund would not continue to conduct business with a person who the Fund believes was misusing the disclosed information. Any third-party who is not a service provider to the Fund to whom

40

the Fund selectively discloses portfolio securities information will, prior to that disclosure, be required to sign an agreement describing the permitted use of portfolio securities information and providing that: (i) the portfolio securities information will be kept confidential; (ii) the person will not trade on the basis of any material non-public information; and (iii) the information will be used only for the purpose described in the agreement. As part of its ongoing review of fund operations, the Board of Trustees will periodically review any agreements that the Trust has entered into to selectively disclose portfolio securities information.
     The Fund’s service providers, including, without limitation, the Adviser, Subadviser, distributor, transfer agent, auditor, proxy voting service provider, pricing information vendors, publisher, printer and mailing agent may receive early disclosure of portfolio securities information as frequently as daily in connection with the services they perform for the Fund. The names of those persons to whom the Fund selectively discloses portfolio securities information will be disclosed in this Statement of Additional Information. CSIM, UBS Global AM, ISS Governance Services (a division of RiskMetrics Group) and State Street Bank and Trust Company, as service providers to the Fund, are currently receiving this information on a daily basis. RR Donnelley, as a service provider to the Fund, is currently receiving this information on a quarterly basis. PricewaterhouseCoopers, ALPS and Glass Lewis, as service providers to the Fund, receive this information on an as-needed basis. Service providers will be subject to a duty of confidentiality with respect to any portfolio securities information whether imposed by the provisions of the service provider’s contract with the Trust or by the nature of the service provider’s relationship with the Trust. In accordance with the exemptive order issued by the SEC to iShares and procedures approved by the Trust’s Board of Trustees, the Trust will promptly notify iShares Funds in writing of any purchase or acquisition of shares of an iShares Fund that causes the Fund to hold (i) 5% or more of such iShares Fund’s total outstanding voting securities, and (ii) 10% or more of such iShares Fund’s total outstanding voting securities. In addition, the adviser or Subadviser will, upon causing the Fund to acquire more than 3% of an open-end iShares Fund’s outstanding shares, notify the open-end iShares Fund of the investment.
     A complete list of the Fund’s portfolio holdings is published on the Laudus website at www.laudus.com, under “Analysis & Commentary”, typically 30-40 days after the end of the Fund’s fiscal quarter (which is also a calendar quarter-end). The portfolio holdings information available on the Fund’s website is the same that is filed with the Securities and Exchange Commission on Form N-Q or Form N-CSR. The Fund provides on the website quarterly information regarding certain attributes of the Fund’s portfolio, such as the Fund’s top ten holdings, sector weightings, composition, credit quality and duration and maturity, as applicable. This information is generally updated within 20-30 days after the end of the fiscal quarter. The information on the website is publicly available to all categories of persons.
     The fund’s top ten holdings list is posted on Schwab.com monthly, typically with a 10-day lag. In addition to the top ten holdings information, the Fund also provides monthly information regarding certain attributes of the Fund’s portfolio, such as sector weightings, composition, credit quality, duration and maturity, as applicable. This information is available publically to all persons under “Research & Strategies” on Schwab.com.
     The Fund may disclose non-material information including commentary and aggregate information about the characteristics of the Fund in connection with or relating to the Fund or its portfolio securities to any person if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the complete portfolio securities of the Fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.
     Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning the Fund. Commentary and analysis includes, but is not limited to, the allocation of the Fund’s portfolio securities and other investments among various asset classes, sectors, industries, and countries, the characteristics of the stock components and other investments of the Fund, the attribution of fund returns by asset class, sector, industry and country, and the volatility characteristics of the Fund.

41

     Neither the Fund nor the Fund’s Adviser or Subadviser may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.
DETERMINATION OF NET ASSET VALUE
     Each business day, the Fund calculates its share price, or NAV, as of the close of the New York Stock Exchange (“NYSE”). This means that NAVs are calculated using the values of the Fund’s portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available or the adviser deems them to be unreliable are required to be valued at fair value using procedures approved by the Board of Trustees. The Fund uses approved pricing services to provide values for its portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last sales price that day, or, if there are no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Fixed income securities normally are valued based on valuations provided by approved pricing services. Securities may be fair valued pursuant to procedures approved by the Fund’s Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the Fund pursuant to the procedures.
PURCHASE AND REDEMPTION OF SHARES
     The procedures for purchasing shares of Fund and for determining the offering price of such shares are described in the Prospectus. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of (i) $250,000 or (ii) 1% of the total net asset value of the Trust at the beginning of such period. The procedures for redeeming shares of the Fund are described in the Prospectus.
     As described in the Prospectus, the Trust reserves the right, in its sole discretion, to reject purchase orders for shares of the Fund. As a general matter, the Trust expects that it will not accept purchase orders when the purchase price is to be paid by cash (in the form of actual currency), third party checks, checks payable in foreign currency, credit card convenience checks or traveler’s checks.
     The Fund has authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers have also been authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives such order. Such orders will be priced at the Fund’s net asset value per share next determined after such orders are received by an authorized broker or the broker’s authorized designee.

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APPENDIX A — RATINGS OF INVESTMENT SECURITIES
From time to time, the fund may report the percentage of its assets that fall into the rating categories set forth below.
BONDS
MOODY’S INVESTORS SERVICE
Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.
A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
STANDARD & POOR’S CORPORATION
INVESTMENT GRADE
AAA Debt rated ‘AAA’ has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA Debt rated ‘AA’ has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.
A Debt rated ‘A’ has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
BBB Debt rated ‘BBB’ is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

B—1

SPECULATIVE GRADE
Debt rated ‘BB’ and ‘B’ is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
BB Debt rated ‘BB’ has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The ‘BB’ rating category is also used for debt subordinated to senior debt that is assigned an actual or implied ‘BBB-’ rating.
B Debt rate ‘B’ has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The ‘B’ rating category also is used for debt subordinated to senior debt that is assigned an actual or implied ‘BB’ or ‘BB-’ rating.
FITCH, INC.
INVESTMENT GRADE BOND

AAA
Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA
Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated ‘AAA’. Because bonds rated in the ‘AAA’ and ‘AA’ categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated ‘F1+’.

A
Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB
Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE BOND

BB
Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B
Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

DOMINION BOND RATING SERVICE
Bond and Long Term Debt Rating Scale
As is the case with all DBRS rating scales, long term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. DBRS ratings do not take factors such as pricing or market risk into consideration and are expected to be used by

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purchasers as one part of their investment process. Every DBRS rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.
AAA: Highest Credit Quality
AA: Superior Credit Quality
A: Satisfactory Credit Quality
BBB: Adequate Credit Quality
BB: Speculative
B: Highly Speculative
CCC: Very Highly Speculative
CC: Very Highly Speculative
C: Very Highly Speculative
“AAA” Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.
“AA” Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.
“A” Bonds rated “A” are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the “A” category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.
“BBB” Bonds rated “BBB” are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.
“BB” Bonds rated “BB” are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.
“B” Bonds rated “B” are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.
“CCC” / “CC” / “C” Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated “B”. Bonds rated below “B” often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the “C” to “CCC” categories, with “CC” and “C” normally used to lower ranking debt of companies where the senior debt is rated in the “CCC” to “B” range.
“D” This category indicates Bonds in default of either interest or principal.

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(“HIGH”, “LOW”) grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that “high” and “low” grades are not used for the AAA category.
COMMERCIAL PAPER AND SHORT-TERM DEBT RATING SCALE
Dominion Bond Rating Service
As is the case with all DBRS rating scales, commercial paper ratings are meant to give an indication of the risk that the borrower will not fulfill its obligations in a timely manner. DBRS ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every DBRS rating is based on quantitative and qualitative considerations which are relevant for the borrowing entity.
R-1: Prime Credit Quality
R-2: Adequate Credit Quality
R-3: Speculative
All three DBRS rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area, as this is where ratings for active borrowers in Canada continue to be heavily concentrated.
“R-1 (HIGH)” Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.
“R-1 (MIDDLE)” Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.
“R-1 (LOW)” Short term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.
“R-2 (HIGH)”, “R-2 (MIDDLE)”, “R-2 (LOW)” Short term debt rated “R-2” is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an “R-1 credit”. Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

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“R-3 (HIGH)”, “R-3 (MIDDLE)”, “R-3 (LOW)” Short term debt rated “R-3” is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. “R-3” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-3” ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.
SHORT TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS
MOODY’S INVESTORS SERVICE
Short term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-3 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.
STANDARD & POOR’S CORPORATION
An S&P SP-1 rating indicates that the subject securities’ issuer has a strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P’s determination that an issuer has a satisfactory capacity to pay principal and interest is denoted by an SP-2 rating.
FITCH, INC.
Obligations supported by the highest capacity for timely repayment are rated F1+. An F1 rating indicates that the obligation is supported by a very strong capacity for timely repayment. Obligations rated F2 are supported by a good capacity for timely repayment, although adverse changes in business, economic, or financial conditions may affect this capacity.
COMMERCIAL PAPER
MOODY’S INVESTORS SERVICE
Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.
STANDARD & POOR’S CORPORATION
A Standard & Poor’s Corporation (“S&P”) A-1 commercial paper rating indicates a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

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FITCH, INC.
F1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F1 reflect an assurance of timely payment only slightly less than issues rated F1+. Issues assigned an F2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.

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APPENDIX B – DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES
Charles Schwab Investment Management, Inc.
The Charles Schwab Family of Funds
Schwab Investments
Schwab Capital Trust
Schwab Annuity Portfolios
Laudus Trust
Laudus Institutional Trust
Schwab Strategic Trust
Proxy Voting Policy and Procedures
As of February 2010
Charles Schwab Investment Management, Inc. (“CSIM”), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies and other clients for which it provides discretionary investment management services. CSIM’s Proxy Committee exercises and documents CSIM’s responsibility with regard to voting of client proxies (the “Proxy Committee”). The Proxy Committee is composed of representatives of CSIM’s Fund Administration, Legal, and Portfolio Management Departments, and chaired by CSIM’s Deputy Chief Investment Officer. The Proxy Committee reviews and, as necessary, may amend periodically these Procedures to address new or revised proxy voting policies or procedures. The policies stated in these Proxy Voting Policy and Procedures (the “CSIM Proxy Procedures”) pertain to all of CSIM’s clients.
The Boards of Trustees (the “Trustees”) of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios ( “Schwab Funds”) have delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. In addition, the Boards of Trustees (the “Trustees”) of Laudus Trust and Laudus Institutional Trust (“Laudus Funds”) and the Schwab Strategic Trust (“Schwab ETFs”; collectively, the Schwab Funds, the Laudus Funds and the Schwab ETFs are the “Funds”) have delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. The Trustees have adopted these Proxy Procedures with respect to proxies voted on behalf of the various Schwab Funds, Laudus Funds, and Schwab ETFs portfolios. CSIM will present amendments to the Trustees for approval. However, there may be circumstances where the Proxy Committee deems it advisable to amend the Proxy Procedures between regular Schwab Funds, Laudus Funds and Schwab ETFs Board meetings. In such cases, the Trustees will be asked to ratify any changes at the next regular meeting of the Board.
To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Glass Lewis & Co. (“Glass Lewis”) as an expert in the proxy voting and corporate governance area. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping.

Proxy Voting Policy
For investment companies and other clients for which CSIM exercises its responsibility for voting proxies, it is CSIM’s policy to vote proxies in the manner that CSIM and the Proxy Committee determine will maximize the economic benefit to CSIM’s clients. In furtherance of this policy, the Proxy Committee has received and reviewed Glass Lewis’ written proxy voting policies and procedures (“Glass Lewis’ Proxy Procedures”) and has determined that Glass Lewis’ Proxy Procedures, with the exceptions noted below, are consistent with the CSIM Proxy Procedures and CSIM’s fiduciary duty with respect to its clients. The Proxy Committee will review any material amendments to Glass Lewis’ Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM’s fiduciary duty with respect to its clients.
Except under each of the circumstances described below, the Proxy Committee will delegate to Glass Lewis responsibility for voting proxies, including timely submission of votes, on behalf of CSIM’s clients in accordance with Glass Lewis’ Proxy Procedures.
For proxy issues, that are determined by the Proxy Committee or the applicable portfolio manager or other relevant portfolio management staff to raise significant concerns with respect to the accounts of CSIM clients, the Proxy Committee will review the analysis and recommendation of Glass Lewis. Examples of factors that could cause a matter to raise significant concerns include, but are not limited to: issues whose outcome has the potential to materially affect the company’s industry, or regional or national economy, and matters which involve broad public policy developments which may similarly materially affect the environment in which the company operates. The Proxy Committee also will solicit input from the assigned portfolio manager and other relevant portfolio management staff for the particular portfolio security. After evaluating all such recommendations, the Proxy Committee will decide how to vote the shares and will instruct Glass Lewis to vote consistent with its decision. The Proxy Committee has the ultimate responsibility for making the determination of how to vote the shares in order to maximize the value of that particular holding.
With respect to proxies of an affiliated mutual fund, the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of the fund (i.e., “echo vote”), unless otherwise required by law. When required by law, the Proxy Committee will also “echo vote” proxies of an unaffiliated mutual fund. For example, certain exemptive orders issued to the Schwab Funds by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the Schwab Funds, under certain circumstances, to “echo vote” proxies of registered investment companies that serve as underlying investments of the Schwab Funds. When not required to “echo vote,” the Proxy Committee will delegate to Glass Lewis responsibility for voting proxies of an unaffiliated mutual fund in accordance with Glass Lewis’ Proxy Procedures.
In addition, with respect to holdings of The Charles Schwab Corporation (“CSC”) (ticker symbol: SCHW), the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of the fund (i.e., “echo vote”), unless otherwise required by law.

Exceptions from Glass Lewis’ Proxy Procedures: The Proxy Committee has reviewed the particular policies set forth in Glass Lewis’ Proxy Procedures and has determined that the implementation of custom policies in the following is consistent with CSIM’s fiduciary duty with respect to its clients:
•	Independent Chairman: With respect to shareholder proposals requiring that a company chairman’s position be filled by an independent director, the Proxy Committee has instructed Glass Lewis to vote against such proposals unless the company does not meet the applicable minimum total shareholder return threshold, as calculated below. In cases where a company fails to meet the threshold, the Proxy Committee has instructed Glass Lewis to vote the shareholder proposals requiring that the chairman’s position be filled by an independent director in accordance with Glass Lewis’ Proxy Procedures. Additionally, with respect to the election of a director who serves as the governance committee chair (or, in the absence of a governance committee, the chair of the nominating committee), the Proxy Committee has instructed Glass Lewis to vote for the director in cases where the company chairman’s position is not filled by an independent director and an independent lead or presiding director has not been appointed.

•	Classified Boards: With respect to shareholder proposals declassifying a staggered board in favor of the annual election of directors, the Proxy Committee has instructed Glass Lewis to vote against such proposals unless the company does not meet the applicable minimum total shareholder return threshold, as calculated below. In cases where a company fails to meet the threshold, the Proxy Committee has instructed Glass Lewis to vote the shareholder proposals declassifying a staggered board in favor of the annual election of directors in accordance with Glass Lewis’ Proxy Procedures.
Glass Lewis uses a three-year total return performance methodology to calculate the applicable minimum total shareholder return threshold. For Russell 3000 Index constituents, if a company’s total annual shareholder return is in the bottom 25% of Russell 3000 constituent companies’ total annual shareholder returns for three consecutive years, the company will be deemed not to have met the threshold. For companies not in the Russell 3000 Index, the universe of companies used for the minimum total shareholder return threshold calculation is all Glass Lewis covered companies outside of the Russell 3000 Index.
There may be circumstances in which Glass Lewis does not provide an analysis or recommendation for voting a security’s proxy. In that event, and when the criteria set forth below are met, two members of the Proxy Committee, including at least one representative from equity Portfolio Management, may decide how to vote such proxy in order to maximize the value of that particular holding. The following criteria must be met: (1) For each Fund that holds the security in its portfolio, the value of the security must represent less than one tenth of one cent in the Fund’s NAV, and (2) the security’s value must equal less than $50,000 in the aggregate across all of the Funds and separate accounts that hold this security. Any voting decision made under these circumstances will be reported to the Proxy Committee at its next scheduled meeting. If the criteria are not met, the Proxy Committee may meet to decide how to vote such proxy.

Conflicts of Interest. Except as described above for proxies of mutual funds, CSC and exceptions to Glass Lewis’ Proxy Procedures, where proxy issues present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM’s clients, CSIM will delegate to Glass Lewis responsibility for voting such proxies in accordance with Glass Lewis’ Proxy Procedures,. The CSIM Legal Department is responsible for developing procedures to identify material conflicts of interest.
Voting Foreign Proxies. CSIM has arrangements with Glass Lewis for voting proxies. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities, due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:
o	proxy statements and ballots written in a foreign language;

o	untimely and/or inadequate notice of shareholder meetings;

o	restrictions of foreigner’s ability to exercise votes;

o	requirements to vote proxies in person;

o	requirements to provide local agents with power of attorney to facilitate CSIM’s voting instructions.
In consideration of the foregoing issues, Glass Lewis uses its best-efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote. In addition, certain foreign countries impose restrictions on the sale of securities for a period of time in proximity to the shareholder meeting. To avoid these trading restrictions, the Proxy Committee instructs Glass Lewis not to vote such foreign proxies.
Securities Lending Programs. Certain of the Funds enter into securities lending arrangements with lending agents to generate additional revenue for their portfolios. In securities lending arrangements, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the lender retains the right to recall a security and may then exercise the security’s voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. CSIM will use its best efforts to recall a Fund’s securities on loan and vote such securities’ proxies if (a) the proxy relates to a special meeting of shareholders of the issuer (as opposed to the issuer’s annual meeting of shareholders), or (b) the Fund owns more than 5% of the outstanding shares of the issuer. Further, it is CSIM’s policy to use its best efforts to recall securities on loan and vote such securities’ proxies if CSIM determines that the proxies involve a material event affecting the loaned securities. CSIM may utilize third-party service providers to assist it in identifying and evaluating whether an event is material. CSIM may also recall securities on loan and vote such securities’ proxies in its discretion.

Sub-Advisory Relationships. For investment companies or other clients that CSIM has delegated day-to-day investment management responsibilities to an investment adviser, CSIM may delegate its responsibility to vote proxies with respect to such investment companies’ or other clients’ securities. Each Sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities as it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser’s proxy voting policy to ensure that each Sub-adviser’s proxy voting policy is generally consistent with the maximization of economic benefits to the investment company or other client.
Reporting and Record Retention
CSIM will maintain, or cause Glass Lewis to maintain, records that identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients proxy voting records and procedures.
CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940 and the rules and regulations thereunder.

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I. A Board of Directors That Serves the Interests of Shareholders
ELECTION OF DIRECTORS
The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.
Independence
The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s service track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.
We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.
Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:
Independent Director – An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years1 before the inquiry are usually considered “current” for purposes of this test.
In our view, a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position. Glass Lewis applies a

[1]	NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look back period to directors who have previously served as executives of the company on an interim basis for less than one year.

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three-year look back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look back.
Affiliated Director – An affiliated director has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.2 This includes directors whose employers have a material financial relationship with the company.3 In addition, we view a director who owns or controls 20% or more of the company’s voting stock as an affiliate.
We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.
Inside Director – An inside director simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.
Definition of “Material”: A material relationship is one in which the dollar value exceeds: (i) $50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or (ii) $120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm where the company pays the firm, not the individual, for services. This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;4 and any aircraft and real estate dealings between the company and the director’s firm; or (iii) 1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).
Definition of “Familial”: Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if the director has a family member who is employed by the company and who receives compensation of $120,000 or more per year or the compensation is not disclosed.
Definition of “Company”: A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

[2]	If a company classifies one of its non-employee directors as non-independent, Glass Lewis will classify that director as an affiliate.

[3]	We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”

[4]	We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity.

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Voting Recommendations on the Basis of Board Independence
Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically5 recommend voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.6
In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman’s presence.
In addition, we scrutinize avowedly “independent” chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.
Committee Independence
We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.7 We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.
Independent Chairman
Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chairman creates a better governance structure than a combined CEO/chairman position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals the board set. This is needlessly complicated when a CEO chairs the board, since a CEO/chairman presumably will have a significant influence over the board.
It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chairman controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.
A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.

[5]	With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the affiliates or insiders who are up for election just to achieve two-thirds independence.

[6]	Where a director serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership, we will generally consider him/her to be affiliated but will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.

[7]	We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.

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Likewise, an independent chairman can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.
Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.
We recognize that empirical evidence regarding the separation of these two roles remains inconclusive. However, Glass Lewis believes that the installation of an independent chairman is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management.
We do not recommend that shareholders vote against CEOs who chair the board. However, we typically encourage our clients to support separating the roles of chairman and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.
Performance
The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.
Voting Recommendations on the Basis of Performance
We disfavor directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:
1. A director who fails to attend a minimum of 75% of the board meetings or 75% of the total of applicable committee meetings and board meetings.8
2. A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).
3. A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.
4. A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).
5. All directors who served on the board if, for the last three years, the company’s performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

[8]	However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

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Audit Committees and Performance
Audit committees play an integral role in overseeing the financial reporting process because “[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important.”9
When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:
A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting – the full board including the audit committee, financial management including the internal auditors, and the outside auditors – form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.
Standards for Assessing the Audit Committee
For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”10
We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller or similar experience. While we will not necessarily vote against members of an audit committee when such expertise is lacking, we are more likely to vote against committee members when a problem such as a restatement occurs and such expertise is lacking.
Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

[9]	Audit Committee Effectiveness – What Works Best.” PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.

[10]	Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

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When assessing the decisions and actions of the audit committee, we typically defer to its judgment and would vote in favor of its members, but we would recommend voting against the following members under the following circumstances:11
1. All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.
2. The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.
3. The audit committee chair, if the audit committee did not meet at least 4 times during the year.
4. The audit committee chair, if the committee has less than three members.
5. Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.
6. All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.
7. The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).
8. All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are now prohibited by the PCAOB.
9. All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.
10. All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.
11. The audit committee chair12 if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

[11]	Where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

[12]	In all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.

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12. All members of an audit committee where the auditor has resigned and reported that a section 10A13 letter has been issued.
13. All members of an audit committee at a time when material accounting fraud occurred at the company.
14. All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:
•	The restatement involves fraud or manipulation by insiders;

•	The restatement is accompanied by an SEC inquiry or investigation;

•	The restatement involves revenue recognition;

•	The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or

•	The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.
15. All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last 5 quarters.
16. All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).
17. All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.
18. All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed.
19. All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.14
20. All members of the audit committee who served since the date of the company’s last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.
We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.
Compensation Committee Performance

[13]	Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.

[14]	The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.

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Compensation committees have the final say in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.
Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.
Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. Lax controls can and have contributed to conflicting information being obtained, for example through the use of nonobjective consultants. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.
Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (CD&A) report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as management-submitted advisory compensation vote proposals, which allow shareholders to vote on the compensation paid to a company’s top executives.
In our evaluation of the CD&A, we examine, among other factors, the following:
1. The extent to which the company uses appropriate performance goals and metrics in determining overall compensation as an indication that pay is tied to performance.
2. How clearly the company discloses performance metrics and goals so that shareholders may make an independent determination that goals were met.
3. The extent to which the performance metrics, targets and goals are implemented to enhance company performance and encourage prudent risk-taking.
4. The selected peer group(s) so that shareholders can make a comparison of pay and performance across the appropriate peer group.
5. The extent to which the company benchmarks compensation levels at a specific percentile of its peer group along with the rationale for selecting such a benchmark.
6. The amount of discretion granted management or the compensation committee to deviate from defined performance metrics and goals in making awards, as well as the appropriateness of the use of such discretion.

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We provide an overall evaluation of the quality and content of a company’s executive compensation policies and procedures as disclosed in a CD&A as either good, fair or poor.
We evaluate compensation committee members on the basis of their performance while serving on the compensation committee in question, not for actions taken solely by prior committee members who are not currently serving on the committee. At companies that provide shareholders with non-binding advisory votes on executive compensation (“Say-on-Pay”), we will use the Say-on-Pay proposal as the initial, primary means to express dissatisfaction with the company’s compensation polices and practices rather than recommending voting against members of the compensation committee (except in the most egregious cases).
When assessing the performance of compensation committees, we will recommend voting against for the following:15
1. All members of the compensation committee who are up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in our pay-for-performance analysis) when shareholders are not provided with an advisory vote on executive compensation.16
2. Any member of the compensation committee who has served on the compensation committee of at least two other public companies that received F grades in our pay-for-performance model and who is also suspect at the company in question.
3. The compensation committee chair if the company received two D grades in consecutive years in our pay-for-performance analysis, and if during the past year the Company performed the same as or worse than its peers.17
4. All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.
5. All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.
6. All members of the compensation committee if excessive employee perquisites and benefits were allowed.

[15]	Where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

[16]	Where there are multiple CEOs in one year, we will consider not recommending against the compensation committee but will defer judgment on compensation policies and practices until the next year or a full year after arrival of the new CEO. In addition, if a company provides shareholders with a Say-on-Pay proposal and receives an F grade in our pay-for-performance model, we will recommend that shareholders only vote against the Say-on-Pay proposal rather than the members of the compensation committee, unless the company exhibits egregious practices. However, if the company receives successive F grades, we will then recommend against the members of the compensation committee in addition to recommending voting against the Say-on-Pay proposal.

[17]	In cases where the company received two D grades in consecutive years, but during the past year the company performed better than its peers or improved from a D to an F grade year over year, we refrain from recommending to vote against the compensation chair. In addition, if a company provides shareholders with a Say-on-Pay proposal in this instance, we will consider voting against the advisory vote rather than the compensation committee chair unless the company exhibits unquestionably egregious practices.

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7. The compensation committee chair if the compensation committee did not meet during the year, but should have (e.g., because executive compensation was restructured or a new executive was hired).
8. All members of the compensation committee when the company repriced options within the past two years and we would not have supported the repricing (e.g., officers and directors were allowed to participate).
9. All members of the compensation committee when vesting of in-the-money options is accelerated or when fully vested options are granted.
10. All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.
11. All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.
12. All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.
13. The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.
14. All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.18
Nominating and Governance Committee Performance
The nominating and governance committee, as an agency for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the board is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote.
Regarding the nominating and or governance committee, we will recommend voting against the following:19
1. All members of the governance committee20 during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and

[18]	In all other instances (i.e. a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.

[19]	Where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

[20]	If the board does not have a governance committee (or a committee that serves such a purpose), we recommend voting against the entire board on this basis.

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their rights — i.e., where the proposal received enough shareholder votes (at least a majority) to allow the board to implement or begin to implement that proposal.21 Examples of these types of shareholder proposals are majority vote to elect directors and to declassify the board.
2. The governance committee chair,22 when the chairman is not independent and an independent lead or presiding director has not been appointed.23 We note that each of the Business Roundtable, The Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent.
3. In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.
4. The governance committee chair, when the committee fails to meet at all during the year.
5. The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e. the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing an average shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock-exchange listing requirements).
Regarding the nominating committee, we will recommend voting against the following:24
1. All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.
2. The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., because new directors were nominated or appointed since the time of the last annual meeting).
3. In the absence of a governance committee, the nominating committee chair25 when the chairman is not independent, and an independent lead or presiding director has not been appointed.26

[21]	Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.

[22]	If the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.

[23]	We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against as if there were no lead or presiding director.

[24]	Where we would recommend is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

[25]	If the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.

[26]	In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.

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4. The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.27
5. The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.28
Board-level Risk Management Oversight
Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firm have significant hedging or trading strategies, including financial and non-financial derivatives, those firms should also have a chief risk officer and a risk committee.
When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee contributed to the loss through poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)29, we will consider recommending to vote against the chairman of the board on that basis. However, we generally would not recommend voting against a combined chairman/CEO except in egregious cases.
Experience
We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred appearing at companies that follow these same patterns. Glass Lewis has a proprietary database of every officer and director serving at 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.
Voting Recommendations on the Basis of Director Experience
We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight,

[27]	In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.

[28]	Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the validity of the issue(s) that initially raised shareholder concern, follow-up on such matters, and only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 25% or more) vote against based on the same analysis.

[29]	A committee responsible for risk management could be a dedicated risk committee, or another board committee, usually the audit committee but occasionally the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.

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overcompensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders.30
Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.
Other Considerations
In addition to the three key characteristics – independence, performance, experience – that we use to evaluate board members, we consider conflict-of-interest issues in making voting recommendations.
Conflicts of Interest
We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of affiliated or inside directors:
1. A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Because of the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.
2. A director who is on an excessive number of boards: We will typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards and any other director who serves on more than six public company boards typically receives an against recommendation from Glass Lewis. Academic literature suggests that one board takes up approximately 200 hours per year of each member’s time. We believe this limits the number of boards on which directors can effectively serve, especially executives at other companies.31 Further, we note a recent study has shown that the average number of outside board seats held by CEOs of S&P 500 companies is 0.7, down from 0.9 in 2004 and 1.6 in 1999.32
3. A director, or a director who has an immediate family member, providing consulting or other material professional services to the company: These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.
4. A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting

[30]	We typically apply a three-year look-back to such issues and also research to see whether the responsible directors have been up for election since the time of the failure, and if so, we take into account the percentage of support they received from shareholders.

[31]	Our guidelines are similar to the standards set forth by the NACD in its “Report of the NACD Blue Ribbon Commission on Director Professionalism,” 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in its “Corporate Governance Best Practices: A Blueprint for the Post-Enron Era,” 2002, p. 17), which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards, and others should not serve on more than six boards.

[32]	Spencer Stuart Board Index, 2009, p. 19

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to more than $50,000: Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.
5. Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.33
6. All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.
Size of the Board of Directors
While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.
To that end, we typically recommend voting against the chairman of the nominating committee at a board with fewer than five directors. With boards consisting of more than 20 directors, we typically recommend voting against all members of the nominating committee (or the governance committee, in the absence of a nominating committee).34
Controlled Companies
Controlled companies present an exception to our independence recommendations. The board’s function is to protect shareholder interests; however, when an individual or entity owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.
Independence Exceptions
The independence exceptions that we make for controlled companies are as follows:
1. We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.
2. The compensation committee and nominating and governance committees do not need to consist solely of independent directors.

[33]	There is no look-back period for this situation. This only applies to public companies and we only footnote it for the non-insider.

[34]	The Conference Board, at p. 23 in its report “Corporate Governance Best Practices, Id.,” quotes one of its roundtable participants as stating, “[w]hen you’ve got a 20 or 30 person corporate board, it’s one way of assuring that nothing is ever going to happen that the CEO doesn’t want to happen.”

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a. We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.
b. Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.
3. Controlled companies do not need an independent chairman or an independent lead or presiding director. Although an independent director in a position of authority on the board – such as chairman or presiding director – can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.
4. Where an individual or entity owns more than 50% of a company’s voting power but the company is not a “controlled” company as defined by relevant listing standards, we apply a lower independence requirement of a majority of the board but keep all other standards in place. Similarly, where an individual or entity holds between 20-50% of a company’s voting power, but the company is not “controlled” and there is not a “majority” owner, we will allow for proportional representation on the board based on the individual or entity’s percentage of ownership.
Size of the Board of Directors
     We have no board size requirements for controlled companies.
Audit Committee Independence
We believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.
Mutual Fund Boards
Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.
The following mutual fund policies are similar to the policies for regular public companies:
1. Size of the board of directors: The board should be made up of between five and twenty directors.

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2. The CFO on the board: Neither the CFO of the fund nor the CFO of the fund’s registered investment adviser should serve on the board.
3. Independence of the audit committee: The audit committee should consist solely of independent directors.
4. Audit committee financial expert: At least one member of the audit committee should be designated as the audit committee financial expert.
The following differences from regular public companies apply at mutual funds:
1. Independence of the board: We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.
2. When the auditor is not up for ratification: We do not recommend voting against the audit committee if the auditor is not up for ratification because, due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.
3. Non-independent chairman: The SEC has proposed that the chairman of the fund board be independent. We agree that the roles of a mutual fund’s chairman and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chairman of an investment company’s nominating committee as well as the chairman of the board if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chairman and we agree with them that “an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser.” (See the comment letter sent to the SEC in support of the proposed rule at http://sec.gov/rules/proposed/s70304/s70304-179.pdf)
DECLASSIFIED BOARDS
Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.
Empirical studies have shown: (i) companies with staggered boards reduce a firm’s value; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.
In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Research shows that shareholders are worse off when a staggered board blocks a transaction. A study by a group of Harvard Law professors concluded that companies whose staggered boards prevented a takeover “reduced shareholder returns for targets ... on the order of eight to ten

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percent in the nine months after a hostile bid was announced.”35 When a staggered board negotiates a friendly transaction, no statistically significant difference in premiums occurs.36
During a March 2004 Glass Lewis Proxy Talk on staggered boards, the proponents of staggered boards could not identify research showing that staggered boards increase shareholder value. The opponents of such a structure marshaled significant support for the proposition that, holding everything else constant, classified boards reduce shareholder value. Lucian Bebchuk, a Harvard Law professor who studies corporate governance issues, concluded that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”37
Shareholders have increasingly come to agree with this view. In 2008 only 40% of U.S. companies had a classified board structure, down from approximately 60% of companies in 2004. Clearly, more shareholders have supported the repeal of classified boards. Resolutions relating to the repeal of staggered boards garnered on average over 70% support among shareholders in 2008, whereas in 1987, only 16.4% of votes cast favored board declassification.
Given the empirical evidence suggesting staggered boards reduce a company’s value and the increasing shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.
MANDATORY DIRECTOR RETIREMENT PROVISIONS
Director Term and Age Limits
Glass Lewis believes that director age and term limits typically are not in shareholders’ best interests. Too often age and term limits are used by boards as a crutch to remove board members who have served for an extended period of time. When used in that fashion, they are indicative of a board that has a difficult time making “tough decisions.”
Academic literature suggests that there is no evidence of a correlation between either length of tenure or age and director performance. On occasion, term limits can be used as a means to remove a director for boards that are unwilling to police their membership and to enforce turnover. Some shareholders support term limits as a way to force change when boards are unwilling to do so.
While we understand age limits can be a way to force change where boards are unwilling to make changes on their own, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Further, age limits unfairly imply that older (or, in rare cases, younger) directors cannot contribute to company oversight. A director’s experience can be valuable to shareholders because directors navigate complex and critical issues when serving on a board.
In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. However, we support periodic director rotation to ensure a fresh perspective in the boardroom and the generation of new ideas and business strategies. We believe the board should implement such rotation instead of relying on arbitrary limits. When necessary, shareholders can address the issue of director rotation through director elections.

[35]	Lucian Bebchuk, John Coates, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” December 2002, page 1.

[36]	Id. at 2 (“Examining a sample of seventy-three negotiated transactions from 2000 to 2002, we find no systematic benefits in terms of higher premia to boards that have [staggered structures].”).

[37]	Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).

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We believe that shareholders are better off monitoring the board’s approach to corporate governance and the board’s stewardship of company performance rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.
However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.
REQUIRING TWO OR MORE NOMINEES PER BOARD SEAT
In an attempt to address lack of access to the ballot, shareholders sometimes propose that the board give shareholders a choice of directors for each open board seat in every election. However, we feel that policies requiring a selection of multiple nominees for each board seat would discourage prospective directors from accepting nominations. A prospective director could not be confident either that he or she is the board’s clear choice or that he or she would be elected. Therefore, Glass Lewis generally will vote against such proposals.
SHAREHOLDER ACCESS
The SEC proposal: Shareholders have continuously sought a way to have a voice in director elections in recent years. Most of these efforts have centered on regulatory change at the SEC over the past several years. In July of 2007, the SEC responded by issuing two proposed rules, one to allow certain shareholders to submit director nominations for inclusion on management’s proxy and the second to disallow shareholder access proposals from being submitted by shareholders. The former rule did not pass but the latter rule was subsequently approved by the SEC in November of 2007, allowing companies to exclude shareholder access proposals from their proxy statements, in effect reverting to the SEC position prior to AFSCME’s challenge, ultimately upheld by the Second Circuit Court of Appeals, of the SEC’s decision to allow AIG to exclude the group’s access proposal.
During this window of opportunity prior to the SEC’s final rulemaking in November, three companies faced access proposals in 2007. The proposals received considerable votes in favor, garnering nearly 40% support at Hewlett Packard, 42% support at UnitedHealth and passing with 51% of the votes at Cryo-Cell International.
More recently, in June 2009 the SEC released proposed Rule 14a-11, which, if adopted would require most companies to include shareholder nominees for directors in company proxy materials under certain circumstances—namely if the shareholder(s) seeking to nominate directors beneficially owned shares in the company for at least one year, as well as met an ownership threshold based on a sliding scale depending on the company’s size. Since the release of proposed Rule 14a-11, the SEC has reviewed over 500 public comment letters regarding the rule and has therefore deferred voting on the proposed rule until early 2010. As a result, it is unlikely shareholders will have the opportunity to vote on access proposals in 2010.
MAJORITY VOTE FOR THE ELECTION OF DIRECTORS
In stark contrast to the failure of shareholder access to gain acceptance, majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

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While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.
During 2009 Glass Lewis tracked 46 proposals to require a majority vote to elect directors at annual meetings in the U.S., up from 24 such proposals in 2008, but down from 54 proposals during 2007 and 147 proposals during 2006. The general decline in the number of proposals being submitted was a result of many companies adopting some form of majority voting, including well over 2/3 of companies in the S&P 500 index. During 2009 these proposals received on average 59% shareholder support (based on for and against votes), up from 54% in 2008.
The plurality vote standard
Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including himself, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard was the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.” This was of particular concern during the 1980s, an era of frequent takeovers and contests for control of companies.
Advantages of a majority vote standard
If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.
We believe that a majority vote standard will likely lead to more attentive directors. Occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests in favor of other interests that conflict with those of investors. Glass Lewis will generally support proposals calling for the election of directors by a majority vote except for use in contested director elections.
In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (e.g., Ashland Inc.) to actually requiring a majority vote of outstanding shares to elect directors (e.g., Intel).
We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

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II. Transparency and Integrity of Financial Reporting
AUDITOR RATIFICATION
The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:
“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”
As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability ... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”38
Voting Recommendations on Auditor Ratification
We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, we usually recommend voting against the entire audit committee.
Reasons why we may not recommend ratification of an auditor include:
1. When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

[38]	“Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.

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2. Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.39
3. When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.
4. When audit fees are excessively low, especially when compared with other companies in the same industry.
5. When the company has aggressive accounting policies.
6. When the company has poor disclosure or lack of transparency in its financial statements.
7. Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures.
8. We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.
We typically support audit-related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).
PENSION ACCOUNTING ISSUES
A pension accounting question often raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.
Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

[39]	An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

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III. The Link Between Compensation and Performance
Glass Lewis carefully reviews the compensation awarded to senior executives. We believe that this is an important area in which the board’s priorities are revealed. However, as a general rule, Glass Lewis does not believe shareholders should be involved in the design, negotiation, management or approval of compensation packages. Such matters should be left to the compensation committee, which can be held accountable for its decisions through their election.
However, Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis has a proprietary pay-for-performance model that evaluates the pay of the top five executives at US companies. Our model benchmarks these executives’ pay against their performance using four peer groups for each company: an industry peer group, a smaller sector peer group, a group of similar size companies and a geographic peer group. Using a forced curve and a school letter-grade system, we rank companies according to their pay-for-performance and recommend voting against compensation committees of companies failing our pay-for-performance analysis.
We use this analysis to inform our voting decisions on each of the compensation issues that arise on the ballot. Likewise, we use this analysis in our evaluation of the compensation committee’s performance.
Full Disclosure of Executive Compensation
Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. Performance metrics vary and may include items such as revenue growth, targets, or human resources issues.
However, we are concerned when a proposal goes too far in the level of detail that it requests for executives other than the most high-ranking leaders of the company. Shareholders are unlikely to need or be able to use compensation information for employees below the level of the most senior corporate officers.
Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.
Advisory Vote on Executive Compensation (“Say-on-Pay”)
The practice of approving a company’s compensation reports is standard practice in many non-US countries, and has been a requirement for companies in the United Kingdom since 2002 and in Australia since 2005. More recently, such proposals have been gaining traction in the United States. Beginning with AFLAC in 2008, over a dozen US companies began to voluntarily provide shareholders with an advisory vote prior to 2009. However, in February of 2009 the U.S. government implemented the American Recovery and Reinvestment Act, which required all companies that participated in the

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Capital Purchase Program (“CPP”) under the US Treasury’s Troubled Asset Relief Program (“TARP”) to provide shareholders with a separate shareholder vote to approve executive compensation. Glass Lewis reviewed over 280 of these Say-on-Pay proposals in 2009. As the US Treasury Department, the SEC and Congress contemplate proposed federal regulation in 2010 that would mandate advisory votes at all US public companies, shareholders should anticipate Say-on-Pay becoming a routine item at annual meetings in the years ahead.
Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. Not only can the specific resolutions vary from company to company, but we believe the compensation-related disclosure must be examined in the context of each company’s distinct industry as well as its historic pay-for-performance practices. Although Say-on-Pay proposals are non-binding, a high level of “against” or “abstain” votes demonstrate a lack of shareholder confidence in a company’s compensation policies and procedures. Therefore, after determining the specific aspects of disclosure actually being voted on (i.e., the CD&A, the summary compensation tables, and/or any related material), we focus on the following main factors when reviewing Say-on-Pay proposals:
•	The overall design and structure of the Company’s executive compensation program;

•	The link between compensation and performance as indicated by the Company’s current and past pay-for-performance grades;

•	The quality and content of the Company’s CD&A disclosure and

•	Any significant changes or modifications made to the Company’s compensation structure or award amounts, including base salaries.
In cases where our analysis reveals a compensation structure in drastic need of reform, we will recommend that shareholders vote against the Say-on-Pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay for performance grades), unclear or questionable disclosure regarding the overall compensation structure (i.e., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (i.e., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.
Limits on Executive Compensation
Generally, Glass Lewis believes shareholders should not be directly involved in setting executive pay. Such matters should be left to the compensation committee. We view the election of compensation committee members as the appropriate mechanism for shareholders to express their disapproval or support of board policy on executive pay. Further, we believe that companies whose pay-for-performance is in line with their peers should be able to pay their executives in a way that drives growth and profit, without destroying ethical values, giving consideration to their peers’ comparable size and performance.
However, Glass Lewis favors performance-based compensation as an effective way to motivate executives to act in shareholders’ best interests. Performance-based pay may be limited if CEO pay is capped at a low level rather than flexibly tied to company performance.
Limits on Executive Stock Options
Stock options are a common form of executive compensation. Making options a part of compensation may be an effective way to attract and retain experienced executives and other key employees. Tying a portion of an executive’s pay to company performance also provides a good incentive for executives to

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maximize share value. Thus, we typically recommend that our clients oppose caps on executive stock options. However, stock option plans should prohibit re-pricing or vesting acceleration of the options.
Equity-Based Compensation Plans
Glass Lewis evaluates option- and other equity-based compensation plans using a detailed model and analyst review. We believe that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance.
Equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, our model and analysis takes into account factors such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions.
Our analysis is quantitative and focused on the plan’s cost as compared with the business’s operating metrics. We run twenty different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.
In our analysis, we compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the option plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm create enterprise value and not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because we believe that academic literature proves that some absolute limits are warranted.
We evaluate option plans based on ten overarching principles:
1. Companies should seek more shares only when needed.
2. Plans should be small enough that companies need shareholder approval every three to four years (or more frequently).
3. If a plan is relatively expensive, it should not grant options solely to senior executives and board members.
4. Annual net share count and voting power dilution should be limited.
5. Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group.
6. The expected annual cost of the plan should be proportional to the business’s value.
7. The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results.
8. Plans should deliver value on a per-employee basis when compared with programs at peer companies.
9. Plans should not permit re-pricing of stock options.
10. Plans should not contain excessively liberal administrative or payment terms.

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Option Exchanges
Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.
We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.
In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck. Re-pricing is tantamount to re-trading.
There is one circumstance in which a repricing or option exchange program is acceptable: if macroeconomic or industry trends cause a stock’s value to decline dramatically, rather than specific company issues, and repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will support a repricing only if the following conditions are true:
     (i) officers and board members do not participate in the program;
     (ii) the stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;
     (iii) the exchange is value-neutral or value-creative to shareholders with very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and
     (iv) management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.
Performance-Based Options
Shareholders commonly ask boards to adopt policies requiring that a significant portion of future stock option grants to senior executives be based on performance. Performance-based options are options where the exercise price is linked to an industry peer group’s stock-performance index.
Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and the company’s performance warrants such rewards. While we do not believe that equity-based pay plans for all employees should be based on overall company performance, we do support such limitations for equity grants to senior executives (although some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment or in emerging industries).
Boards often argue that basing option grants on performance would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach to attract executives with the ability to guide the company toward its targets. If the board believes in performance-based pay for executives, then these proposals requiring the same should not hamper the board’s ability to create equity-based compensation plans.
We generally recommend that shareholders vote in favor of performance-based option requirements.

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Option Backdating, Spring-Loading, and Bullet-Dodging
Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return. Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.
Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.
The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.
A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.40
Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.
Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.
When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.
162(m) Plans
Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO,

[40]	Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.

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upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans.
We believe the best practice for companies is to provide reasonable disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that these proposals include: specific performance goals, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.
We typically recommend against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company’s peers.
The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of reasonable pay relative to business performance, we are not typically inclined to recommend against a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.
As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards, it will only prevent the tax deduction associated with them.
Director Compensation Plans
Glass Lewis believes that non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. But excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required.
Glass Lewis uses a proprietary model and analyst review to evaluate the costs of those plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to assist in making our voting recommendations on director compensation plans.

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IV. Governance Structure and the Shareholder Franchise
ANTI-TAKEOVER MEASURES
Poison Pills (Shareholder Rights Plans)
Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.
We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.
In certain circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes the following attributes: (i) The form of offer is not required to be an all-cash transaction; (ii) the offer is not required to remain open for more than 90 business days; (iii) the offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms; (iv) there is no fairness opinion requirement; and (v) there is a low to no premium requirement. Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.
NOL Poison Pills
Similarly, Glass Lewis may consider supporting a limited poison pill in the unique event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.“41 In this case, a company may adopt or amend a poison pill (“NOL pill”) in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.
Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of

[41]	Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

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the plan is limited in duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.
Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.
Fair Price Provisions
Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.
The effect of a fair price provision is to require approval of any merger or business combination with an “interested stockholder” by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.
Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.
Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.
REINCORPORATION
In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

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However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the Company benefit from shifting jurisdictions including the following:
1. Is the board sufficiently independent?
2. Does the Company have anti-takeover protections such as a poison pill or classified board in place?
3. Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?
4. Do shareholders have the right to call special meetings of shareholders?
5. Are there other material governance issues at the Company?
6. Has the Company’s performance matched or exceeded its peers in the past one and three years?
7. How has the Company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?
8. Does the company have an independent chairman?
We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.
AUTHORIZED SHARES
Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:
(i) Stock Split – We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.
(ii) Shareholder Defenses – Additional authorized shares could be used to bolster takeover defenses such as a “poison pill.” Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.
(iii) Financing for Acquisitions – We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.
(iv) Financing for Operations – We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

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Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares.
While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.
ADVANCE NOTICE REQUIREMENTS
FOR SHAREHOLDER BALLOT PROPOSALS
We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.
These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.
We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.
VOTING STRUCTURE
Cumulative Voting
We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.
Cumulative voting is a process that maximizes minority shareholders’ ability to ensure representation of their views on the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.
Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.
Academic literature indicates that where a highly independent board is in place and the company has a shareholder-friendly governance structure, shareholders may be better off without cumulative voting. The analysis underlying this literature indicates that shareholder returns at firms with good governance

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structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.
Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.
Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.
Supermajority Vote Requirements
Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.
TRANSACTION OF OTHER BUSINESS
AT AN ANNUAL OR SPECIAL MEETING OF SHAREHOLDERS
We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before the annual meeting. In our opinion, granting unfettered discretion is unwise.
ANTI-GREENMAIL PROPOSALS
Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.
MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS
Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:
•	The terms of any amended advisory or sub-advisory agreement;

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•	Any changes in the fee structure paid to the investment advisor; and

•	Any material changes to the fund’s investment objective or strategy.
We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.
In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally contemplated, and which could therefore potentially negatively impact some investors’ diversification strategies.

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V. Environmental, Social and Governance Shareholder Initiatives
Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination or removal of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards, both discussed in detail above. We generally recommend supporting proposals likely to increase or protect shareholder value and/or promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals seeking to promote director accountability and to improve compensation practices especially those promoting a closer link between compensation and performance.
However, we typically prefer to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board except when there is a clear link between the proposal and economic or financial value enhancement or risk mitigation for the firm. We feel strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process.
Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability, including majority voting for director elections, and then put in place a board they can trust to make informed and careful decisions that are in the best interests of the business and its owners. We believe shareholders should hold directors accountable for management and policy decisions through director elections. However, we recognize that support of appropriately crafted shareholder initiatives that provide shareholders with increased information, and that allow the board sufficient flexibility can, in some cases, serve to promote or protect shareholder value. The following is a discussion of Glass Lewis’ approach to certain common shareholder resolution proposals. We note that the following is not an exhaustive list of all shareholder proposals analyzed or expected.
GOVERNANCE
Right of Shareholders to Call a Special Meeting
Glass Lewis strongly supports the right of shareholders to call special meetings. Thus we believe in certain circumstances shareholders should have the ability to call meetings of shareholders between annual meetings to consider matters that require prompt attention. However, in order to prevent abuse and waste of corporate resources by a small minority of shareholders, we believe that shareholders representing at least a sizable minority of shares must support such a meeting prior to its calling. Should the threshold be set too low, companies might frequently be subjected to meetings whose effect could be the disruption of normal business operations in order to focus on the interests of only a small minority of owners. Typically we believe this threshold should not fall below 10-15% of shares, depending on company size.
In our evaluation whether to recommend supporting such proposals, we consider the following:
• Company size
• Shareholder base in both percentage of ownership and type of shareholder (e.g., hedge fund, activist investor, mutual fund, pension fund, etc.)

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• Responsiveness of board and management to shareholders evidenced by progressive shareholder rights policies (e.g., majority voting, declassifying boards, etc.) and reaction to shareholder proposals
• Company performance and steps taken to improve bad performance (e.g., new executives/directors, spin offs, etc.)
• Existence of anti-takeover protections or other entrenchment devices
• Opportunities for shareholder action (e.g., ability to act by written consent)
• Existing ability for shareholders to call a special meeting
Right of Shareholders to Act by Written Consent
Glass Lewis strongly supports shareholders’ right to act by written consent. As with the right to call special meetings, we believe such rights should be limited to, again depending on company size, a minimum of 10-15% of the shareholders requesting action by written consent, to prevent abuse and waste of corporate resources. Again, we believe a lower threshold may leave companies subject to meetings that may disrupt business operations to focus on the interests of a minority of owners. But we will support proposals to allow shareholders to act by written consent without a minimum threshold because shareholders are better off with this right than without it, and the benefit to shareholders outweighs the potential for abuse.
Board Composition
Glass Lewis believes the selection and screening process for identifying suitably qualified candidates for a company’s board of directors is one which requires the judgment of many factors, including the balance of skills and talents, as well as the breadth and diversity of experience of candidates and existing board members.
The diversity of skills, abilities and points of view can foster the development of a more creative and effective board. In general, however, we do not believe that it is in the best interests of shareholders for firms to be beholden to arbitrary rules regarding its board composition. We believe such matters should be left to a board’s nominating committee, which is generally responsible for establishing and implementing policies regarding the composition of the board, and which can be held accountable through their election.
Reimbursement of Solicitation Expenses
Glass Lewis feels that in some circumstances, replacing some or all directors on a company’s board is warranted where the incumbent director or directors have failed in their oversight of management by failing to address continuously poor performance. Where a dissident shareholder is seeking reimbursement for his or her expenses and has received the support of a majority of shareholders, Glass Lewis generally will recommend in favor of reimbursing the dissident for expenses incurred in waging the contest.
In those rare cases where a shareholder has put the shareholder’s own time and money into a successful campaign to unseat a poorly performing director, we feel that the dissident should be entitled to reimbursement of expenses by the company. In such a situation, other shareholders express their agreement by virtue of their majority vote for the dissident and will share in the improved company performance.

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Since contests are expensive and distracting to the management and the board, to avoid encouraging nuisance or agenda-driven contests, we only support the reimbursement of expenses where the dissident has convinced at least a majority of shareholders to support a certain candidate(s).
COMPENSATION
Severance Agreements
As a general rule, Glass Lewis believes that shareholders should not be involved in the approval of individual severance plans. Such matters should be left to the board’s compensation committee, which can be held accountable for its decisions through the election of its director members.
However, when proposals are crafted to only require approval if the benefit exceeds 2.99 times the amount of the executive’s base salary plus bonus, Glass Lewis typically supports such requests. Above this threshold, based on the executive’s average annual compensation for the most recent five years, the company can no longer deduct severance payments as an expense, and thus shareholders are deprived of a valuable benefit. We believe that shareholders should be consulted before relinquishing such a right, and that implementing such policies would still leave companies with sufficient freedom to enter into the vast majority of severance arrangements.
Additionally, investors should monitor severance agreements when they are initially put in place. If shareholders initially approved of a severance agreement, it is inappropriate to vote against the compensation committee later on when the severance agreement goes into effect. However, in the absence of a shareholder vote on severance agreements, Glass Lewis will evaluate the role of the compensation committee when the agreement was adopted.
Advisory Vote on Executive Compensation (“Say-on-Pay”)
As noted above, Glass Lewis does not believe shareholders should be involved in the design, negotiation, management or approval of compensation packages. Such matters should be left to the compensation committee, which can be held accountable for its decisions through their election.
In the case of advisory votes on compensation, however, proposals are typically crafted to allow shareholders a non-binding vote on the company’s executive officers’ compensation and policies. Glass Lewis believes that the advisory vote therefore provides an effective mechanism for enhancing transparency in setting executive pay, improving accountability to shareholders, and providing for a more effective link between pay and performance. Where shareholders believe compensation packages are inappropriately structured, a high negative vote could compel the board to reexamine its compensation practices and act accordingly. While a vote to approve the report will not directly affect the board’s ability to set compensation policy, it will allow shareholders to register their opinions regarding the company’s compensation practices.
While still somewhat nascent, empirical research regarding the effects of advisory votes in certain non-US markets paints a broadly positive picture of the impact of such votes. In particular, a 2004 study for the British Department of Trade and Industry found that the advisory voting requirement has resulted in “a number of well publicized situations where [compensation] committees have changed their policy or practice as a result of direct shareholder voting.” (“Report on the Impact of the Directors’ Remuneration Report Regulations.” Deloitte & Touche. 2004). The study also found that the extent to which companies consulted shareholders about compensation practices has greatly increased over the past two years.
Further empirical evidence suggests that CEO compensation in the UK has been more sensitive to negative operating metrics following the introduction of the remuneration report vote than in prior

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periods, indicating a decrease in “rewards for failure”. (Fabrizio Ferri and David Maber. “Say on Pay Vote and CEO Compensation: Evidence from the UK.” SSRN: http://ssrn.com/abstract=1169446. June 30, 2008.)
We recognize that criticism has been raised with respect to shareholder advisory votes, such as injecting shareholders too far into compensation decisions and limiting the flexibility of companies to uniquely tailor their compensation policies as they strive to conform to external guidelines. (Laraine S. Rothenberg and Todd S. McCafferty. “’Say on Pay’: Linking Executive Pay to Performance”. New York Law Journal. September 24, 2008). However, we do not believe these arguments are persuasive since shareholders are already, and increasingly, reviewing all aspects of compensation irrespective of an opportunity to cast an advisory vote on compensation. Indeed, a growing number of institutional investors vote against compensation committee members as a means to express concern or dissatisfaction with companies’ compensation practices. As a result, some of these institutions do not feel the adoption of advisory votes is necessary since they will vote against compensation committee members directly.
Glass Lewis does, however, recognize that the use of advisory compensation votes does not necessarily reduce executive compensation. One recent study that found that executive remuneration in the UK has continued to rise at the same rate as prior to the adoption of say on pay, indicating a general failure to curb executive compensation. (Jeffrey Gordon. “’Say on Pay’: Cautionary Notes on the UK Experience and the Case for Muddling Through.” Columbia Law and Economics Working Paper No. 336. SSRN: http://ssrn.com/abstract=1262867. September 3, 2008). We, however, do not believe that the purpose of an advisory vote on compensation is to “rein in” executive pay. Rather it is to ensure that the remuneration paid to executives is firmly tied to the creation and advancement of long-term shareholder value.
Bonus Recoupments (“Clawbacks”)
Glass Lewis carefully reviews the compensation awarded to senior executives and we believe that senior executives of a company should never receive compensation for performance that was not achieved by the company.
We believe shareholders would be well-served by requiring the board to adopt a more detailed and stringent policy on recouping unearned bonuses, rather than relying on regulatory action such as requirements under Sarbanes Oxley. When examining proposals that require companies to recoup executives’ bonuses paid as a result of faulty accounting, Glass Lewis will first look to see if the company has already adopted a policy to recoup bonuses awarded to senior executives during a restatement, and whether that policy is included in the CEO’s contract. When the board has already committed to a proper course, in our opinion, and their current policy covers the major tenets of the proposal at hand while giving the board adequate flexibility to exercise discretion over these matters, we see no need for further action.
In some instances, shareholder proposals call for board action that may contravene the board’s legal obligations under existing employment agreements with executives. In addition, the board’s ability to exercise its judgment and reasonable discretion on this issue may be excessively limited under such proposals, which may not be warranted, depending on the specific situation of the company in question. We believe it is reasonable that a recoupment policy should only affect senior executives and those directly responsible for the company’s accounting errors.
Where a company is giving a new contract to an executive that does not include a clawback provision and the company has had a material restatement, especially if the restatement was due to fraud, Glass Lewis will recommend voting against the responsible members of the compensation committee. Compensation committee members have an obligation to build in reasonable controls to executive contracts to prevent payments in the case of inappropriate behavior.

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Linking Executive Pay to Social Criteria
We recognize that companies’ involvement in environmentally sensitive and labor-intensive industries influences the degree to which a firm’s overall strategy must weigh environmental and social concerns. However, we also understand that the value generated by incentivizing executives to prioritize environmental and social issues is difficult to quantify and therefore measure, and necessarily varies among industries and companies.
When reviewing such proposals seeking to tie executive compensation to environmental or social practices, we will review the target firm’s compliance with (or violation of) applicable laws and regulations, and examine any history of environmental and social related concerns including those resulting in material investigations, lawsuits, fines and settlements. We will also review the firm’s current compensation policies and practice. However, with respect to executive compensation, Glass Lewis generally believes that such policies should be left to the compensation committee. We view the election of directors, specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval of board policy on this issue.
ENVIRONMENT
When management and the board have displayed disregard for environmental risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental risks that threaten shareholder value, we believe shareholders should hold directors accountable when they face reelection. We believe it is prudent for management to assess its potential exposure to all risks, including environmental and regulations pertaining thereto and incorporate this information into its overall business risk profile.
Glass Lewis recognizes the significant financial, legal and reputational risks to companies resulting from poor environmental practices or negligent oversight thereof. We believe part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have environmental implications. Further, directors should monitor management’s performance in mitigating the environmental risks attendant with relevant operations in order to eliminate or minimize the risks to the company and shareholders.
While Glass Lewis recognizes that most environmental concerns are best addressed via avenues other than proxy proposals, when a substantial environmental risk has been ignored or inadequately addressed, we may recommend voting against responsible members of the governance committee. In some cases, we may recommend voting against all directors who were on the board when the substantial risk arose, was ignored, or was not mitigated.
Climate Change and Green House Gas Emission Disclosure Proposals
Glass Lewis will consider recommending a vote in favor of a reasonable shareholder proposal to disclose a company’s climate change and/or green house gas emission approaches when (i) a company has encountered problems such as lawsuits and/or government investigations or investors have established a link to impact on shareholder value from climate change and/or green house gas emission regulations, and (ii) the company has failed to adequately disclose how it has addressed these problems. We will examine such proposals in light of requests made to the company for additional information, its response and whether there is a reasonable case as to the negative implications to shareholders and the company.

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With respect to climate risk, Glass Lewis believes companies should actively consider their exposure to:
Direct environmental risk: Companies should evaluate their financial exposure to a potential rise in sea levels, increased wildfires and extreme weather, reduced air quality, water availability and public health problems brought on by higher temperatures.

Risk due to legislation/regulation: We believe companies, and particularly those operating in carbon-intensive industries, should evaluate their exposure to a potential increase or shift in environmental regulation with respect to their operations.

Legal and reputational risk: As has been seen relating to other environmental, social and governance matters, failure to take action may carry the risk of damaging negative publicity and potentially costly litigation.
As such, Glass Lewis will consider recommending a vote in favor of a reasonable proposal to disclose a company’s climate change and/or greenhouse gas emission strategies when (i) a company has suffered financial impact from reputational damage, lawsuits and/or government investigations, (ii) there is a strong link between climate change and/or its resultant regulation and shareholder value at the firm, and (iii) the company has failed to adequately disclose how it has addressed these risks.
Sustainability
With respect to shareholder proposals requesting that a firm produce a sustainability report, when evaluating these requests we will consider, among other things:
•	The financial risk to the company from the firm’s environmental practices and/or regulation;

•	The relevant company’s current level of disclosure;

•	The level of sustainability information disclosed by the firm’s peers;

•	The industry in which the firm operates;

•	The level and type of sustainability concerns/controversies at the relevant firm, if any;

•	The time frame within which the relevant report is to be produced; and

•	The level of flexibility granted to the board in the implementation of the proposal.
Sustainable Forestry
Sustainable forestry provides for the long-term sustainable management and use of trees and other non-timber forest products. Retaining the economic viability of forests is one of the tenets of sustainable forestry, along with encouraging more responsible corporate use of forests. Sustainable land use and the effective management of land are viewed by some shareholders as important in light of the impact of climate change. Forestry certification has emerged as a way that corporations can address prudent forest management. There are currently several primary certification schemes such as the Sustainable Forestry Initiative (“SFI”) and the Forest Stewardship Council (“FSC”).
There are nine main principles that comprise the SFI: (i) sustainable forestry; (ii) responsible practices; (iii) reforestation and productive capacity; (iv) forest health and productivity; (v) long-term forest and soil productivity; (vi) protection of water resources; (vii) protection of special sites and biodiversity; (viii) legal compliance; and (ix) continual improvement.
The FSC adheres to ten basic principles: (i) compliance with laws and FSC principles; (ii) tenure and use rights and responsibilities; (iii) indigenous peoples’ rights; (iv) community relations and workers’ rights;

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(v) benefits from the forest; (vi) environmental impact; (vii) management plan; (viii) monitoring and assessment; (ix) maintenance of high conservation value forests; and (x) plantations.
Shareholder proposals regarding sustainable forestry have typically requested that the firm comply with the above SFI or FSC principles as well as to assess the feasibility of phasing out the use of uncertified fiber and increasing the use of certified fiber. We will evaluate target firms’ current mix of certified and uncertified paper and the firms’ general approach to sustainable forestry practices, both absolutely and relative to its peers but will only support proposals of this nature when we believe that the proponent has clearly demonstrated that the implementation of this proposal is clearly linked to an increase in shareholder value.
SOCIAL ISSUES
Non-Discrimination Policies
Where there is clear evidence of employment practices resulting in significant negative economic exposure to the company, Glass Lewis will support shareholder proposals that seek to address labor policies, such as shareholder proposals calling for increased disclosure of labor policies and of steps a company has taken to mitigate the risks associated with those policies.
Glass Lewis recognizes that companies with a record of poor labor relations or treatment of its workers can face risks, such as employee lawsuits, poor employee work performance and turnover, and regulatory investigations. Glass Lewis will hold directors accountable for company decisions related to labor and employment problems.
As risk associated with sensitive issues such as EEO policies and investigations of discrimination have the potential to directly affect shareholder value, we believe shareholders should closely monitor the company’s policies regarding these issues. As an increasing number of peer companies adopt inclusive EEO policies, companies without comprehensive policies may face damaging recruitment, reputational and, potentially, legal risks. We recognize that the theoretical increase in, or protection of, shareholder value resulting from inclusive employment policies may be difficult, if not impossible, to identify or measure.
However, we believe that a pattern of making financial settlements as a result of lawsuits based on discrimination could indicate exposure to findings of discriminatory employment practices. As such, shareholders could, in some instances, benefit from codifying nondiscriminatory policies.
MacBride Principles
To promote peace, justice and equality regarding employment in Northern Ireland, Dr. Sean MacBride, founder of Amnesty International and Nobel Peace laureate, proposed the following equal opportunity employment principles:
1. Increasing the representation of individuals from underrepresented religious groups in the workforce including managerial, supervisory, administrative, clerical and technical jobs;
2. Adequate security for the protection of minority employees both at the workplace and while traveling to and from work;
3. The banning of provocative religious or political emblems from the workplace;
4. All job openings should be publicly advertised and special recruitment efforts should be made to attract applicants from underrepresented religious groups;

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5. Layoff, recall, and termination procedures should not, in practice, favor particular religious groupings;
6. The abolition of job reservations, apprenticeship restrictions, and differential employment criteria, which discriminate on the basis of religion or ethnic origin;
7. The development of training programs that will prepare substantial numbers of current minority employees for skilled jobs, including the expansion of existing programs and the creation of new programs to train, upgrade, and improve the skills of minority employees;
8. The establishment of procedures to assess, identify and actively recruit minority employees with potential for further advancement; and
9. The appointment of senior management staff member to oversee the company’s affirmative action efforts and setting up of timetables to carry out affirmative action principles.
Proposals requesting the implementation of the above principles are typically proposed at firms that operate, or maintain subsidiaries that operate, in Northern Ireland. In each case, we will examine the company’s current equal employment opportunity policy and the extent to which the company has been subject to protests, fines, or litigation regarding discrimination in the workplace, if any. Further, we will examine any evidence of the firm’s specific record of labor concerns in Northern Ireland.
Human Rights
Glass Lewis believes explicit policies set out by companies’ boards of directors on human rights provides shareholders with the means to evaluate whether the company has taken steps to mitigate risks from its human rights practices. As such, we believe that it is prudent for firms to actively evaluate risks to shareholder value stemming from global activities and human rights practices along entire supply chains. Findings and investigations of human rights abuses can inflict, at a minimum, reputational damage on targeted companies and have the potential to dramatically reduce shareholder value. This is particularly true for companies operating in emerging market countries in extractive industries and in politically unstable regions.
As such, while we typically rely on the expertise of the board on these important policy issues, we recognize that, in some instances, shareholders could benefit from increased reporting or further codification of human rights policies.
Military and US Government Business Policies
Glass Lewis believes that disclosure to shareholders of information on key company endeavors is important. However, we generally do not support resolutions that call for shareholder approval of policy statements for or against government programs, most of which are subject to thorough review by the federal government and elected officials at the national level. We also do not support proposals favoring disclosure of information where such disclosure is already mandated by law, unless circumstances exist that warrant the extra disclosure.
Foreign Government Business Policies
Where a corporation operates in a foreign country, Glass Lewis believes that the company and board should maintain sufficient controls to prevent illegal or egregious conduct with the potential to decrease shareholder value, examples of which include bribery, money laundering, severe environmental violations or proven human rights violations. We believe that shareholders should hold board members, and in particular members of the audit committee and CEO, accountable for these issues when they face reelection, as these concerns may subject the company to financial risk such as fines for violating

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the Foreign Corrupt Practices Act. In some instances, we will support appropriately crafted shareholder proposals specifically addressing concerns with the target firm’s actions outside its home jurisdiction.
Health Care Reform Principles
Health care reform in the United States has long been a contentious political issue and Glass Lewis therefore believes firms must evaluate and mitigate the level of risk to which they may be exposed regarding potential changes in health care legislation. In 2009, Glass Lewis reviewed multiple shareholder proposals requesting that boards adopt principles for comprehensive health reform, such as the following based upon principles reported by the Institute of Medicine:
• Health care coverage should be universal;
• Health care coverage should be continuous;
• Health care coverage should be affordable to individuals and families;
• The health insurance strategy should be affordable and sustainable for society; and
• Health insurance should enhance health and well-being by promoting access to high-quality care that is effective, efficient, safe, timely, patient-centered and equitable.
Given the current national debate regarding health care, we typically believe that individual board rooms are not the appropriate forum in which to address evolving and contentious national policy issues. The adoption of a narrow set of principles could limit the board’s ability to comply with new regulation or to appropriately and flexibly respond to health care issues as they arise. As such, barring a compelling reason to the contrary, we typically do not support the implementation of national health care reform principles at the company level.
Tobacco
Glass Lewis recognizes the contentious nature of the production, procurement, marketing and selling of tobacco. However, we typically do not support proposals requesting that firms shift away from, or significantly alter, the legal production or marketing of core products. We also recognize that tobacco companies are particularly susceptible to reputational and regulatory risk due to the nature of its operations. As such, we will consider supporting uniquely tailored and appropriately crafted shareholder proposals requesting increased information or the implementation of suitably broad policies at target firms on a case-by-case basis.
Reporting Contributions and Political Spending
Glass Lewis believes that disclosure of how a company uses its funds is an important component of corporate accountability to shareholders. In our view, a rigorous oversight process can minimize a company’s exposure to legal, reputational and financial risk by ensuring that corporate assets are used to enhance shareholder value in accordance with federal and state law, consistent with a company’s stated values, and the long-term interests of the company.
While corporate contributions to national political parties and committees controlled by federal officeholders are prohibited under federal law, corporations can legally donate to state and local candidates, organizations registered under 26 USC Sec. 527 of the Internal Revenue Code and state-level political committees. There is, however, no standardized manner in which companies must disclose this information. As such, shareholders often must search through numerous campaign finance reports and detailed tax documents to ascertain even limited information. Corporations also frequently join trade associations, generally paying dues to do so, as a means for corporate political action. However,

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trade associations are neither required to report funds they receive for nor spend on political activity. Therefore, the tracking of corporate expenditures to political causes through trade associations can be impossible, often leaving corporations unable to determine for themselves which causes or campaigns their dues or donations have gone to support. Since not all donations to trade organizations are used strictly for political purposes, we question how corporations are able to assess the efficacy of such donations or determine the effect of such expenditure on long-term shareholder value.
Further, the empirical evidence regarding the benefit to shareholders of corporate political contributions remains unclear. In one study of firm-level contributions to U.S. political campaigns from 1979 to 2004, researchers found that measures of support to candidates were positively and significantly correlated with a cross-section of future returns. This was especially the case when those contributions went to a large number of candidates in the same state as the contributing firm (Michael J. Cooper, Huseyin Gulen and Alexei V. Ovtchinnikov. “Corporate Political Contributions and Stock Returns.” SSRN. September 26, 2008). However, in a separate study of political contributions from 1991 to 2004, researchers found donations to be negatively correlated with future excess returns with only limited support for the contention that political donations represent an investment in political capital (Rajash K. Aggarwal, Felix Meschke and Tracy Yue Wang. “Corporate Political Contributions: Investment or Agency?” SSRN. August 11, 2008).
Given that political donations are strategic decisions intended to increase shareholder value and have the potential to negatively affect the company, we believe the board should either implement processes and procedures to ensure the proper use of the funds or closely evaluate the process and procedures used by management. At least one study found that close board oversight of lobbying strategies may minimize instances of the company contributing to causes that are not in shareholders best interests (Robert Repetto. “Best Practice in Internal Oversight of Lobbying Practice”. Yale Center for Environmental Law & Policy. September 1, 2006).
When evaluating whether the report requested would benefit shareholders, Glass Lewis seeks answers to the following three key questions:
• Is the Company’s disclosure comprehensive and readily accessible?
• How does the Company’s political expenditure policy and disclosure compare to its peers?
• What is the Company’s current level of oversight?
Glass Lewis will consider supporting a proposal seeking increased disclosure of corporate political expenditure and contributions if the firm’s current disclosure is insufficient, is lacking compared to its peers, and where there is inadequate board oversight, evidenced by some evidence or credible allegation that the Company is mismanaging corporate funds through political donations or has a record of doing so. We will, in each case, consider the merits of the proposal in the context of relevant company. If Glass Lewis discovers particularly egregious actions by the company, we will consider recommending voting against the governance committee members or other responsible directors.
Animal Welfare
Glass Lewis believes that it is prudent for management to assess potential exposure to regulatory, legal and reputational risks associated with all business practices including those related to animal welfare; failure to take action on certain issues may carry the risk of fines and damaging negative publicity. A high profile campaign launched against a company could result in shareholder action, a reduced customer base, protests and potentially costly litigation.

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However, in general, we believe that the board and management are in the best position to determine policies relating to the care and use of animals. As such, we will typically vote against proposals seeking to eliminate or limit board discretion regarding animal welfare unless there is a clear and documented link between the board’s policies and the degradation of shareholder value.
For more information about
Glass Lewis’ policies
or approach to proxy analysis,
please visit
www.glasslewis.com
or contact
Chief Policy Officer
Robert McCormick at +1 415 678-4228

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LAUDUS TRUST
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE FUND
LAUDUS ROSENBERG U.S. DISCOVERY FUND
LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
(Closed to new investors)
LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND
LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
(Closed effective May 31, 2007)
LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND
LAUDUS ROSENBERG LONG/SHORT EQUITY FUND
STATEMENT OF ADDITIONAL INFORMATION
July 29, 2009
As Amended March 11, 2010
     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated July 29, 2009 of the Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund (closed to new investors), Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund (closed effective May 31, 2007), Laudus Rosenberg International Discovery Fund, and Laudus Rosenberg Long/Short Equity Fund (each a “Fund” and, collectively, the “Funds”), as amended or supplemented from time to time (the “Prospectus”) and should be read in conjunction therewith. A copy of the Prospectus may be obtained from the Laudus Trust (the “Trust”), P. O. Box 8032, Boston, Massachusetts 02266.
     The Report of the Independent Registered Public Accounting Firm and financial statements of the Funds included in the Fund’s Annual Reports for the period ended March 31, 2009 (the “Annual Reports”) are incorporated herein by reference to such Annual Reports. A copy of a Fund’s Annual Report is delivered with the Statement of Additional Information. You also can get a copy of the Annual Report without charge by contacting the Funds at: 1.866.452.8387 (for Select Shares), 1.800.447.3332 (for Investor and Adviser Shares) or 1.866.452.8387 (for Registered Investment Professionals).

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INVESTMENT OBJECTIVES AND POLICIES
     The investment objective and policies of each of the Funds of the Trust are described in the Prospectus under the headings “Investment objectives, principal investment strategies and summary of principal risks” and “Principal risks.”
     In determining whether a company is domestic or international, the Funds will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company is legally organized.
     The Funds have the flexibility to invest, within limits, in a variety of instruments designed to enhance their investment capabilities. The following is an additional description of certain investments of the Funds.
     Certain Holdings of the Funds (All Funds). To meet redemption requests or for investment purposes, each of the Funds may temporarily hold a portion of its assets in full faith and credit obligations of the United States Government (e.g., U.S. Treasury Bills) and in short-term notes, commercial paper or other money market instruments of high quality (specifically, rated at least “A-2” or “AA” by Standard & Poor’s (“S&P”) or Prime 2 or “Aa” by Moody’s Investors Service, Inc. (“Moody’s”)) issued by companies having an outstanding debt issue rated at least “AA” by S&P or at least “Aa” by Moody’s, or determined to be of comparable quality to any of the foregoing.
     In connection with these holdings, each of the Funds may be subject to interest rate risk and credit risk. Interest rate risk is the risk that changes in interest rates will adversely affect the value of a Fund’s debt securities. Debt securities constitute obligations of an issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of such securities to decline. Even the highest quality debt securities, including U.S. Government securities, are subject to interest rate risk.
     Credit risk is the risk that the issuer or the guarantor of a debt security will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. As noted above, however, the Funds will hold debt securities only of issuers with high credit ratings.
     Index Futures (All Funds). An index futures contract (an “Index Future”) is a contract to buy or sell an integral number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value of the relevant index at a given time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index Future. Index Futures can be traded through all major commodity brokers. A Fund will ordinarily be able to close open positions on the United States futures exchange on which Index Futures are then traded at any time up to and including the expiration day. An option on an Index Future gives the purchaser the right, in return for the premium paid, to assume a long or a short position in an Index Future. A Fund will realize a loss if the value of an Index Future declines between the time the Fund purchases it and the time it sells it and may realize a gain if the value of the Index Future rises between such dates.
     In connection with a Fund’s investment in common stocks, each Fund may invest in Index Futures while AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) seeks favorable terms from brokers to effect transactions in common stocks selected for purchase. A Fund may also invest in Index Futures when AXA Rosenberg believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the Fund, pending investment in such

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stocks when they do become available. Through the use of Index Futures, a Fund may maintain a portfolio with diversified risk without incurring the substantial brokerage costs which may be associated with investment in multiple issuers. This may permit a Fund to avoid potential market and liquidity issues. A Fund may also use Index Futures in order to hedge its equity positions.
     In contrast to purchases of a common stock, no price is paid or received by a Fund upon the purchase of a futures contract. Upon entering into a futures contract, a Fund will be required to deposit with its custodian in a segregated account in the name of the futures broker a specified amount of cash or securities. This is known by participants in the market as “initial margin.” The type of instruments that may be deposited as initial margin, and the required amount of initial margin, are determined by the futures exchange on which the Index Futures are traded. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called “variation margin,” to and from the broker, will be made on a daily basis as the price of the particular index fluctuates, making the position in the futures contract more or less valuable, a process known as “marking to the market.”
     A Fund may close out a futures contract purchase by entering into a futures contract sale. This will operate to terminate the Fund’s position in the futures contract. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.
     The price of Index Futures may not correlate perfectly with movement in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and the futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, with respect to the Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, and the Laudus Rosenberg International Discovery Fund, trading hours for Index Futures may not correspond perfectly to hours of trading on the Tokyo Stock Exchange. This may result in a disparity between the price of Index Futures and the value of the underlying index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.
     A Fund’s use of Index Futures involves other risks. Positions in Index Futures may be closed out by a Fund only on the futures exchanges on which the Index Futures are then traded. There can be no assurance that a liquid market will exist for any particular contract at any particular time. The liquidity of the market in futures contracts could be adversely affected by “daily price fluctuation limits” established by the relevant futures exchange which limit the amount of fluctuation in the price of an Index Futures contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit. In such events, it may not be possible for a Fund to close its futures contract purchase, and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.
     Further, the ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a

3

market will develop. There is no assurance that a liquid secondary market will exist for any particular option or at any particular time.
     A Fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Future Trading Commission (“CFTC”) licenses and regulates or foreign exchanges. Consistent with CFTC regulations, the Trust has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. In addition to margin deposits, when a Fund purchases an Index Future, it may segregate cash, U.S. Government securities or other high grade liquid securities with its Custodian in an amount which, together with the initial margin deposit on the futures contract, is equal to the current value of the futures contract.
     Foreign Currency Transactions. The Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, and the Laudus Rosenberg International Discovery Fund (collectively, the “International Equity Portfolios”) do not currently intend to hedge the foreign currency risk associated with investments in securities denominated in foreign currencies. However, the Funds reserve the right to buy or sell foreign currencies or to deal in forward foreign currency contracts (that is, to agree to buy or sell a specified currency at a specified price and future date) to hedge against possible variations in foreign exchange rates pending the settlement of securities transactions. The Funds also reserve the right to purchase currency futures contracts and related options thereon for similar purposes. By entering into a futures or forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. Dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received. For example, if AXA Rosenberg anticipates that the value of the yen will rise relative to the U.S. dollar, a Fund could purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against a currency-related increase in the price of yen-denominated securities such Fund intends to purchase. If AXA Rosenberg anticipates a fall in the value of the yen relative to the dollar, a Fund could sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If the International Equity Portfolios change their present intention and decide to utilize hedging strategies, futures contracts and related options will be used only as a hedge against anticipated currency rate changes (not for investment purposes) and all options on currency futures written by a Fund will be covered. These practices, if utilized, may present risks different from, or in addition to, the risks associated with investments in foreign currencies.
     Currency Forward Contracts (The International Equity Portfolios). A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts traded in the interbank market are negotiated directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.
     Currency Futures Transactions (The International Equity Portfolios). A currency futures contract sale creates an obligation by the seller to deliver the amount of currency called for in the contract in a specified delivery month for a stated price. A currency futures contract purchase creates an obligation by the purchaser to take delivery of the underlying amount of currency in a specified delivery month at a stated price. Futures contracts are traded only on commodity exchanges — known as “contract markets” —

4

approved for such trading by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.
     Although futures contracts by their terms call for actual delivery or acceptance, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.
     The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or U.S. Treasury bills generally not exceeding 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.
     Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash in the nature of “variation” or “maintenance” margin payments to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a currency futures contract.
     The ability to establish and close out positions on options on futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.
     The Funds will write (sell) only covered put and call options on currency futures. This means that a Fund will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. Set forth below is a description of methods of providing cover that the Funds currently expect to employ, subject to applicable exchange and regulatory requirements. If other methods of providing appropriate cover are developed, a Fund reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements.
     A Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on currency futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by the Fund in cash, U.S. Government securities, or other high-grade liquid debt obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by a Fund falls below 100% of the market value of the call written by the Fund, the Fund will so segregate an amount of

5

cash, U.S. Government securities, or other high-grade liquid debt obligations equal in value to the difference. Alternatively, a Fund may cover the call option through segregating with its custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by the Fund.
     In the case of put options on currency futures written by a Fund, the Fund will hold the aggregate exercise price in cash, U.S. Government securities, or other high-grade liquid debt obligations in a segregated account with its custodian, or own put options on currency futures or short currency futures, with the difference, if any, between the market value of the put written and the market value of the puts purchased or the currency futures sold maintained by the Fund in cash, U.S. Government securities, or other high-grade liquid debt obligations in a segregated account with its custodian. If at the close of business on any day the market value of the put options purchased or the currency futures sold by a Fund falls below 100% of the market value of the put options written by the Fund, the Fund will so segregate an amount of cash, U.S. Government securities, or other high-grade liquid debt obligations equal in value to the difference.
     A Fund may not enter into currency futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for premiums for unexpired options on currency futures contracts exceeds 5% of the market value of the Fund’s total assets.
     Limitations on the Use of Currency Futures Contracts (The International Equity Portfolios). A Fund’s ability to engage in the currency futures transactions described above will depend on the availability of liquid markets in such instruments. Markets in currency futures are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of currency futures. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund’s ability to engage in such transactions may be limited by tax considerations.
     Risk Factors in Currency Futures Transactions (The International Equity Portfolios). Investment in currency futures contracts involves risk. Some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the currency being hedged. The hedge will not be fully effective where there is such an imperfect correlation. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged currency if the volatility of the hedged currency is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged currency is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.
     The successful use of transactions in futures and related options also depends on the ability of AXA Rosenberg to forecast correctly the direction and extent of exchange rate and stock price movements within a given time frame. It is impossible to forecast precisely what the market value of securities a Fund anticipates buying will be at the expiration or maturity of a currency forward or futures contract. Accordingly, in cases where a Fund seeks to protect against an increase in value of the currency in which the securities are denominated through a foreign currency transaction, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such currency purchase) if the market value of the securities to be purchased is less than the amount of foreign currency the Fund contracted to purchase. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the value of the securities purchased. When a Fund purchases forward or futures contracts (or options thereon) to hedge against a possible increase in the price of the currency in which the securities the Fund anticipates purchasing are denominated, it is possible that the

6

market may instead decline. If a Fund does not then invest in such securities because of concern as to possible further market decline or for other reasons, the Fund may realize a loss on the forward or futures contract that is not offset by a reduction in the price of the securities purchased. As a result, a Fund’s total return for such period may be less than if it had not engaged in the forward or futures transaction.
     Foreign currency transactions that are intended to hedge the value of securities a Fund contemplates purchasing do not eliminate fluctuations in the underlying prices of those securities. Rather, such currency transactions simply establish a rate of exchange which can be used at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a change in the value of the currency involved, they tend to limit any potential gain that might result from the increase in the value of such currency.
     The amount of risk a Fund assumes when it purchases an option on a currency futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.
     The liquidity of a secondary market in a currency futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days.
     A Fund’s ability to engage in currency forward and futures transactions may be limited by tax considerations.
     Short Sales. The Laudus Rosenberg Long/Short Equity Fund will seek to realize additional gains through short sales. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the value of that security relative to the long positions held by the Fund. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.
     The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.
     Repurchase Agreements (All Funds). Each Fund may enter into repurchase agreements, by which a Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less

7

from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford a Fund the opportunity to earn a return on temporarily available cash. Although the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government, and there is a risk that the seller may fail to repurchase the underlying security. There is a risk, therefore, that the seller will fail to honor its repurchase obligation. In such event, the relevant Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, a Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while a Fund seeks to enforce its rights thereto, and (b) inability to enforce rights and the expenses involved in attempted enforcement.
     Loans of Portfolio Securities (All Funds). Each Fund may lend some or all of its portfolio securities to broker-dealers. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. Government securities at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. When the collateral is cash, the Fund may invest the cash collateral in interest-bearing, short-term securities. When the collateral is U.S. Government securities, the Fund usually receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund may also call loans in order to sell the securities involved. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by Charles Schwab Investment Management, Inc. (“CSIM” or the “Adviser”) to be of relatively high credit standing.
     Illiquid Securities (All Funds). Each Fund may invest in “illiquid securities,” defined as securities which cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued such securities, so long as no more than 15% of the Fund’s net assets would be invested in such illiquid securities after giving effect to the purchase. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, the Fund may be forced to sell them at a discount from the last offer price.
     Foreign Investments by the Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund, and Laudus Rosenberg Long/Short Equity Fund. Although they invest primarily in securities principally traded in U.S. markets, these Funds may occasionally invest in and, in the case of the Laudus Rosenberg Long/Short Equity Fund, engage in short sales with respect to stocks of foreign companies that trade on U.S. markets. Investments in securities of foreign issuers involve certain risks that are less significant for investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including currency blockage). A Fund may be unable to obtain and enforce judgments against foreign entities, and issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. Also, the securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies.
     American Depositary Receipts (All Funds). Each Fund may invest in American Depositary Receipts, or ADRs, which are U.S. dollar-denominated securities for foreign companies that are traded in

8

the United States on exchanges or over-the-counter and are issued by domestic banks or trust companies and for which market quotations are readily available. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, a Fund can avoid currency risks which might occur during the settlement period for either purchases or sales. Each Fund may purchase foreign securities directly, as well as through ADRs.
     Exchange-Traded Funds (All Funds). Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”) to iShares and procedures approved by the Funds’ Board of Trustees, each Fund may invest in iShares beyond the limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund has described exchange-traded fund investments in its Prospectus and otherwise complies with the conditions of the exemptive order and any other applicable investment limitations. iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). Neither BGI nor the iShares® Funds make any representations regarding the advisability of investing in a Fund.
     Notice for Changes in Certain Investment Policies. Each of the Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg International Discovery Fund, and Laudus Rosenberg Long/Short Equity Fund will give 60 days’ notice to its shareholders prior to altering its respective policy to invest, under normal circumstances, 80% of its assets in U.S. Large Capitalization Companies, U.S. Large Capitalization Companies, U.S. Small/Mid Capitalization Companies, U.S. Small Capitalization Companies, securities of large foreign companies, International Small Capitalization Companies, equity securities in developed international and emerging markets, and equity securities, respectively. Each of the capitalized terms in the preceding sentence has the meaning given to such terms in the Prospectus. For these purposes, “assets” means the respective Fund’s net assets, plus the amount of any borrowings for investment purposes.
     Notice on Shareholder Approval. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of each of the Funds may be changed without shareholder approval.
PORTFOLIO TURNOVER
     A change in securities held by a Fund is known as “portfolio turnover” and almost always involves the payment by a Fund of brokerage commissions or dealer markup and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. Portfolio turnover is not a limiting factor with respect to investment decisions. Portfolio turnover of the past two fiscal years for each Fund was as follows:

9

Fund	2009	2008
Laudus Rosenberg U.S. Large Capitalization Fund	152.77%	165.80%

Laudus Rosenberg U.S. Large Capitalization Value Fund	63.45%	60.84%

Laudus Rosenberg U.S. Discovery Fund	115.34%	73.60%

Laudus Rosenberg U.S. Small Capitalization Fund	113.89%	68.00%

Laudus Rosenberg International Equity Fund	124.87%	82.89%

Laudus Rosenberg International Small Capitalization Fund	79.42%	104.58%

Laudus Rosenberg Long/Short Equity Fund	244.11%*	129.36%

Laudus Rosenberg International Discovery Fund	158.82%	146.60%

*	The Fund experienced a higher portfolio turnover rate due to a change in the investment strategy from mid-small focused to broad market, tremendous increase in market volatility, and a decrease in assets under management.
        As disclosed in the Prospectus, high portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, and could involve realization of capital gains that would be taxable when distributed to shareholders of a Fund. To the extent that portfolio turnover results in the realization of net short-term capital gains, such gains are ordinarily taxed to shareholders at ordinary income tax rates.
INVESTMENT RESTRICTIONS
        Without a vote of the majority of the outstanding voting securities of a Fund, the Trust will not take any of the following actions with respect to such Fund:
(1) Borrow money in excess of 10% (33 1/3% for the Laudus Rosenberg U.S. Large Capitalization Value Fund) of the value (taken at the lower of cost or current value) of the Fund’s total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes or for payments of variation margin. Such borrowings will

10

be repaid before any additional investments are purchased. Short sales and related borrowings of securities are not subject to this restriction.
     In the case of the Laudus Rosenberg International Discovery Fund, it will not borrow money, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% (33 1/3% for the Laudus Rosenberg U.S. Large Capitalization Value Fund) of the Fund’s total assets (taken at cost) and then only to secure borrowings permitted by Restriction 1 above. (For the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. Collateral arrangements with respect to swaps and other derivatives are also not deemed to be a pledge or other encumbrance of assets.)
     In the case of the Laudus Rosenberg International Discovery Fund, it will not pledge, mortgage or hypothecate assets except to secure permitted borrowings or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder.
(3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)
(4) Make short sales of securities or maintain a short position if, when added together, more than 100% of the value of a Fund’s net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales “against the box” are not subject to this limitation.
(5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.
(6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.
(7) Concentrate more than 25% of the value of its total assets in any one industry.
(8) Invest in securities of other investment companies, except to the extent permitted by the 1940 Act, or by an exemptive order issued by the SEC.
(9) Purchase or sell commodities or commodity contracts except that each of the Funds may purchase and sell stock index and other financial futures contracts and options thereon.

11

(10) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Funds’ portfolio securities.
(11) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (2) above; any borrowing permitted by restriction (1) above; short sales permitted by restriction (4) above; any collateral arrangements with respect to short sales, swaps, options, futures contracts and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, futures contracts or options on futures contracts.)
(12) With respect to 75% of its total assets, invest in a security if, as a result of such investment, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
     Notwithstanding the latitude permitted by Restriction 9 above, the Funds have no current intention of purchasing interest rate futures.
     In addition, it is a fundamental policy of the Laudus Rosenberg U.S. Small Capitalization Fund, which may not be changed without shareholder approval, that at least 65% of the Fund’s total assets will be invested in U.S. Small Capitalization Companies (as defined in the Prospectus).
     It is contrary to the present policy of each of the Funds, which may be changed by the Trustees of the Trust without shareholder approval, to:
(a) Invest in warrants or rights (other than warrants or rights acquired by a Fund as a part of a unit or attached to securities at the time of purchase).
(b) Write, purchase or sell options on particular securities (as opposed to market indices).
(c) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.
(d) Make investments for the purpose of exercising control of a company’s management.
(e) Invest more than 15% of its net assets in illiquid securities.
     Unless otherwise indicated, all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Regardless of such policy, if any Fund borrows an amount such that the asset coverage of its borrowing is less than 300%, then, within three days (not including Sundays and holidays) or such longer period as the SEC may prescribe through rules and regulations, such Fund will reduce the amount of its borrowings so that asset coverage is at least 300%. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a fund to exceed its limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitation as soon as reasonably practicable.

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     The phrase “shareholder approval,” as used in the Prospectus and herein, and the phrase “vote of a majority of the outstanding voting securities,” as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund or the Trust, as the case may be, or (2) 67% or more of the shares of a Fund or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.
INCOME, DIVIDENDS, DISTRIBUTIONS AND TAX STATUS
     This discussion of federal income tax consequences is based on Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transaction contemplated herein.
     The tax status of the Funds and the distributions which they may make are summarized in the Prospectus under the headings “Distributions” and “Taxes.” Each Fund intends to qualify each year as a regulated investment company (“RIC”) under the Code. In order to qualify as a RIC and to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs or other securities limited generally with respect to any one issuer to a value not more than 5% of the value of the total assets of such Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, of two or more issuers of which the Fund owns at least 20% of the voting power of each issuer and that are engaged in the same, similar, or related businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. To the extent a Fund qualifies for treatment as a RIC, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.
     If a Fund fails to qualify as a RIC accorded special tax treatment in any taxable year, the Fund will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Subject to certain limitations, such distributions should qualify for the dividends received deduction for corporate shareholders and for the lower tax rates applicable to qualified dividend income for individual shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.
     In order to avoid an excise tax imposed on certain underdistributed amounts, a Fund must distribute prior to each calendar year end without regard to the Fund’s fiscal year end (i) 98% of the Fund’s ordinary income, (ii) 98% of the Fund’s capital gain net income, if any, realized in the one-year period ending on October 31 (or later if the Fund is permitted and so elects), and (iii) 100% of any undistributed income from prior years. A dividend paid to shareholders by a Fund in January of a year is generally deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend

13

was declared and payable to shareholders of record on a date in October, November or December of that preceding year.
     Each International Equity Portfolio may be subject to foreign withholding taxes on income and gains derived from foreign investments. Such taxes would reduce the yield on such Funds’ investments, but, as discussed in such Funds’ Prospectus, may in some situations be taken as either a deduction or a credit by U.S. shareholders. Investment by each Fund in certain “passive foreign investment companies” could subject the Fund to a U.S. federal income tax or other charge on distributions received from, or on the sale of its investment in, such a company. Such a tax cannot be eliminated by making distributions to Fund shareholders. A Fund may avoid this tax by making an election to mark certain of such securities to the market annually. Alternatively, where it is in a position to do so, a Fund may elect to treat a passive foreign investment company as a “qualified electing fund,” in which case different rules will apply, although the Funds generally do not expect to be in the position to make such elections.
     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. The dividends-received deduction for corporations will generally be available to corporate shareholders with respect to their receipt of a Fund’s dividends from investment income to the extent derived from dividends received by the Fund from domestic corporations, provided the Fund and the shareholder each meet the relevant holding period requirements.
     For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States), or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.
     If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund’s dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss. In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual

14

provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.
     Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or in the form of additional shares of the Fund to which the distribution relates. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.
     Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2010.
     Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed.
     Certain tax-exempt organizations or entities may not be subject to federal income tax on dividends or distributions from a Fund. Each organization or entity should review its own circumstances and the federal tax treatment of its income.
     Under current law, each Fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number, who has underreported income in the past or fails to provide certain certifications. However, the general back up withholding rules set forth above will not apply to a shareholder so long as the shareholder furnishes a Fund with the appropriate certification required by the Internal Revenue Service. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding rate reductions will be 31% for amounts paid after December 31, 2010.
     In order for a foreign investor to qualify for exemption from (or reduced rates for) back up withholding tax under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisors in this regard.
     To the extent such investments are permissible for a particular Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and certain foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.
     Certain transactions effectively insulating a Fund from substantially all risk of loss and all opportunity for gain in an appreciated financial position are treated as constructive sales of those positions for federal income tax purposes. Short sales, swap contracts, and forward or futures contracts to sell the appreciated position, or one or more other transactions that have substantially the same effect as those transactions as determined under regulations, are treated as “constructive sales” for this purpose. A Fund that owns an appreciated financial position that enters into such a transaction generally recognizes gain

15

for tax purposes prior to the generation of cash by such activities, which may require the Fund to sell assets to meet its distribution requirement.
     THE TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO HIM OR HER OF AN INVESTMENT IN ANY OF THE FUNDS, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED, AND SHOULD NOT BE CONSIDERED, TO BE A SUBSTITUTE FOR CAREFUL TAX PLANNING.
PORTFOLIO MANAGERS
     Portfolio Management. A team of personnel employed by AXA Rosenberg and an affiliated entity, the Barr Rosenberg Research Center LLC, is jointly and primarily responsible for monitoring the recommendations for all accounts that are generated by AXA Rosenberg’s investment models and the day-to-day portfolio management operations of the Funds. Dr. William Ricks has overall responsibility for the implementation of AXA Rosenberg’s investment strategies.
     Compensation. AXA Rosenberg compensates Dr. Ricks for his management of the Funds. His compensation consists of a fixed annual salary, a subjective annual bonus, as well as deferred compensation.
     AXA Rosenberg’s investment professionals’ total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including AXA Rosenberg’s overall profitability. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Among the factors included in this annual assessment are: (i) contribution to business results and overall business strategy; (ii) success of marketing/business development efforts and client servicing; and (iii) the relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance). Furthermore, an investment professional’s seniority/length of service with the firm and management and supervisory responsibilities are relevant to compensation decisions.
     Ownership of Fund Shares. As of the end of the Funds’ most recently completed fiscal year, Dr. Ricks owned shares in the following Funds:

Dollar Range of
Equity Securities in
Fund	the Fund
Laudus Rosenberg Large Capitalization Fund	$0

Laudus Rosenberg Large Capitalization Value Fund	$0

Laudus Rosenberg U.S. Discovery Fund	$100,001-$500,000

Laudus Rosenberg U.S. Small Capitalization Fund	$100,001-$500,000

Laudus Rosenberg International Equity Fund	$0

Laudus Rosenberg International Small Capitalization Fund	$100,001-$500,000

Laudus Rosenberg International Discovery Fund	$0

Laudus Rosenberg Long/Short Equity Fund	$0

16

          Other Accounts. As of March 31, 2009, in addition to the Funds, Dr. Ricks was responsible for the day-to-day management of certain other accounts, as follows:

			Other Pooled Investment Vehicles
	Registered Investment Companies		(includes separate accounts and
	(including the Funds)		hedge funds)		Other Accounts
	Number of		Number of		Number of
	Accounts	Total Assets	Accounts	Total Assets	Accounts	Total Assets
Other Accounts Managed by Dr. Ricks	23	$3.93 billion	23	$2.39 million	153	$14.62 billion

Other Accounts Upon Which a Performance- Based Advisory Fee is Calculated	8	$1.83 billion	1	$15.69 million	31	$3.52 billion
     Conflicts of Interest. AXA Rosenberg recognizes that conflicts of interest are inherent in its business and accordingly has developed policies, procedures and disclosures that it believes are reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including funds, and allocating investment opportunities. Employees are subject to the above-mentioned policies and oversight to help ensure that all of its clients are treated fairly.
     Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities for more than one account (including the Funds), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager, the adviser or the subadviser has a greater financial incentive, such as a performance fee account. AXA Rosenberg believes it has adopted policies and procedures that are reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.
     Dr. Ricks’ management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives to the Funds, or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Funds. AXA Rosenberg believes that its quantitative investment process and fair and equitable allocation of investment opportunities diminish the possibility of any conflict of interest resulting in unfair or inequitable allocation of investment opportunities among accounts. Additionally, AXA Rosenberg believes that it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.
     Knowledge of the Timing and Size of Fund Trades. As discussed above, AXA Rosenberg believes that its quantitative investment process and pro rata allocation of investment opportunities diminish the possibility of any conflict of interest resulting in unfair or inequitable allocation of investment opportunities among accounts. A potential conflict of interest may arise as a result of Dr. Ricks’ access to information regarding the size, timing, and possible market impact of Fund trades. It is theoretically possible that he could use this information to the advantage of other accounts he manages and to the possible detriment of the Funds. However, AXA Rosenberg believes that its investment

17

approach and policies and procedures are reasonably designed to allocate investment opportunities on a fair and equitable basis over time to prevent such actions.
     Investment Opportunities. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may arise as a result of Dr. Ricks’ management of the Funds and other accounts which, in theory, may allow him to allocate investment opportunities in a way that favors other accounts over the Funds, especially where AXA Rosenberg receives, or expects to receive, greater compensation from its management of the other accounts than the Funds. It is AXA Rosenberg’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, AXA Rosenberg believes that it has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions.
MANAGEMENT OF THE FUNDS
   The Funds are overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each Fund. The trustees met 4 times during the most recent fiscal year.
   Certain trustees are “interested persons.” A trustee is considered an interested person of the Trust under the 1940 Act if he or she is an officer, director, or an employee of Charles Schwab Investment Management, Inc. (“CSIM”). A trustee also may be considered an interested person of the Trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent company of the Funds’ investment adviser.
   Each of the officers and/or trustees also serves in the same capacity as described for the Trust and for the Laudus Institutional Trust. As used herein the term “Family of Investment Companies” collectively refers to the Trust and Laudus Institutional Trust which, as of June 30, 2009, included 14 funds.
   The tables below provide information about the trustees and officers for the Trust, which includes Funds in this SAI. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust, and Laudus Institutional Trust. As of June 30, 2009, the Fund Complex included 83 funds. The address of each individual listed below is 211 Main Street, San Francisco, California 94105.
   The Trustees oversee the general conduct of the Funds’ business. Certain information concerning the Trustees is set forth below.

Number of
Name, Address[1] and		Portfolios
Year of Birth; (Term of		in Fund
Office and Length of	Principal Occupation(s) During Past	Complex	Other Directorships Held by
Time Served2)	Five Years	Overseen	Trustee
Independent Trustees:

Mariann Byerwalter [3] 1960 (1/04-present)	Chairman of JDN Corporate Advisory LLC.	83	Board 1 — Director, Redwood Trust, Inc. (mortgage finance).

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		Number of
Name, Address[1] and		Portfolios
Year of Birth; (Term of		in Fund
Office and Length of	Principal Occupation(s) During Past	Complex	Other Directorships Held by
Time Served2)	Five Years	Overseen	Trustee
William A. Hasler [3] 1941 (1/04-present)	Dean Emeritus of the Haas School of Business at the University of California, Berkeley. Until February 2004, Co-Chief Executive Officer, Aphton Corporation (bio- pharmaceuticals).	83	Board 1 — Director, Mission West Properties (commercial real estate). Board 2 — Director, TOUSA (home building).
			Board 3 — Director, Harris-Stratex Networks (a network equipment corporation).

			Board 4 — Director, Genitope Corp. (bio-pharmaceuticals).

			Board 5 — Director, Ditech Networks (voice communications technology)

			Board 6 — Rubicon Limited (manufacturing)

Nils H. Hakansson [4] 1937 (3/90-present)	Sylvan C. Coleman Professor of Finance and Accounting, Emeritus, Haas School of Business, University of California, Berkeley (since 2003). Mr. Hakansson was also a Professor of Finance and Accounting, Haas School of Business, University of California, Berkeley (July 1969 to January 2003).	14	None.

Interested Trustee:

Randall W. Merk 1954 (6/06-present)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co., Inc.; Executive Vice President, Charles Schwab & Co., Inc. (2002 — present); President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (2007-present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC. From September 2002 to July 2004, Chief Executive Officer and President, Charles Schwab Investment Management, Inc. and Executive Vice President, Charles Schwab & Co., Inc.	14	None.

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[1]	The mailing address of each of the Trustees is c/o Laudus Trust, 211 Main Street, San Francisco, CA 94105.

[2]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The Laudus Funds retirement policy requires that independent trustees retire by December 31 of the year in which the Trustee turns 72.

[3]	Member of the Audit and Compliance Committee.

[4]	Member and Chairman of the Audit and Compliance Committee.
— The Trust has a standing Audit and Compliance Committee. The members of the Audit and Compliance Committee are identified above. The function of the Audit and Compliance Committee is to provide oversight responsibility for the integrity of the Trust’s financial reporting processes and compliance policies, procedures and processes, and for the Trust’s overall system of internal controls. The charter directs that the Audit and Compliance Committee must meet four times annually, with additional meetings as the Audit and Compliance Committee deems appropriate. The Audit and Compliance Committee met four times during the fiscal year ended March 31, 2009.
— The Trust also has a Nominating Committee that is composed of all the Independent Trustees, which meets as often as deemed appropriate by the Nominating Committee for the primary purpose of selecting and nominating candidates to serve as members of the Board of Trustees. There are no specific procedures in place to consider nominees recommended by shareholders, but such nominees would be considered if such nominations were submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 in conjunction with a shareholder meeting to consider the election of Trustees. The charter directs that the Nominating Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Nominating Committee. The Nominating Committee did not meet during the fiscal year ended March 31, 2009.
The following table provides each Trustee’s equity ownership of the funds and ownership of all registered investment companies overseen by each Trustee in the Family of Investment Companies as of December 31, 2008.

Aggregate
Dollar Range of
Equity
Securities in
	Dollar Range of Equity				the Family of
Name of	Securities in a Fund				Investment
Trustee	US Large	US Large		US Small	Companies[4]
Independent	Capitalization	Capitalization	US Discovery	Capitalization	as of December
Trustees:	Fund	Value Fund	Fund	Fund	31, 2008
Mariann Byerwalter	$0	$0	$0	$0	$0

William A. Hasler	$0	$0	$0	$0	$0

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Aggregate
Dollar Range of
Equity
Securities in
	Dollar Range of Equity				the Family of
Name of	Securities in a Fund				Investment
Trustee	US Large	US Large		US Small	Companies[4]
Independent	Capitalization	Capitalization	US Discovery	Capitalization	as of December
Trustees:	Fund	Value Fund	Fund	Fund	31, 2008
Nils H. Hakansson	$0	$0	$0	$10,001 - $50,000	$10,001 - $50,000

Interested Trustees:

Randall W. Merk	$0	$0	$0	$50,001 - $100,000	$50,001 - $100,000

		International
		Small
Independent	International	Capitalization	International	Long/Short
Trustees:	Equity Fund	Fund	Discovery Fund	Equity Fund
Mariann Byerwalter	$0	$0	$0	$0	$0

William A. Hasler	$0	$0	$0	$0	$0

Nils H. Hakansson	$0	$0	$0	$10,001 - $50,000	$10,001 - $50,000

Interested Trustees:
Randall W. Merk	$0	$0	$0	$0	$50,001 - $100,000

[4]	As of December 31, 2008, the Family of Investment Companies consisted of the 15 operational series of the Trust and Laudus Institutional Trust.
     Certain information concerning the Trust’s officers is set forth below:

Name, Address[5]and Year of Birth;
(Term of Office[6] and Length of		Principal Occupation During
Time Served)	Position with the Trust	Past Five Years
Jeffrey Mortimer, 1963 (3/08-present, President and CEO) (04/08-present, CIO)	President, Chief Executive Officer and Chief Investment Officer	Senior Vice President and Chief Investment Officer, Charles Schwab Investment Management, Inc., and Schwab Funds. Prior to May 2004, Vice President and Sr. Portfolio Manager, Charles Schwab Investment Management, Inc.

George Pereira 1964 (6/06-present)	Chief Financial Officer	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Treasurer and Principal Financial Officer, Schwab Funds; Director, Charles Schwab Worldwide Funds, PLC and Charles Schwab Asset Management (Ireland) Ltd. Through June 2007, Chief Financial Officer, Mutual Fund Division, UST Advisers, Inc., and Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and

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Name, Address[5]and Year of Birth;
(Term of Office[6] and Length of		Principal Occupation During
Time Served)	Position with the Trust	Past Five Years
Excelsior Funds Trust; From 12/99 to 11/04:
Senior Vice President, Financial Reporting, Charles Schwab & Co., Inc.

Catherine MacGregor 1964 (12/05 — present)	Chief Legal Officer, Vice President and Clerk	Vice President, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc.; since 2006, Chief Counsel, Laudus Trust and Laudus Institutional Trust; Vice President, Schwab Funds; until July 2005, Senior Associate, Paul Hastings Janofsky & Walker LLP.

Daniel Kern, 1961 (3/05-present)	Vice President	Managing Director and Portfolio Manager, Charles Schwab Investment Management, Inc. (formerly titled, Vice President, Investment Management Services.) Until September 2005, Assistant Treasurer, Laudus Trust and Laudus Institutional Trust. Until December 2004, Vice President, Internal Audit, Charles Schwab Corporation.

Michael Haydel, 1972 (6/05-present)	Vice President	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. Until March 2004, Director, Charles Schwab & Co., Inc.

[7]	The mailing address of each of the officers is c/o Laudus Trust, 211 Main Street, San Francisco, CA 94105.

[8]	There is no stated term of office for the officers of the Trust.
     Ms. MacGregor and Messrs. Mortimer, Pereira, Kern and Haydel, each being an employee of Charles Schwab Investment Management, Inc. or its affiliates, will each benefit indirectly from the management fees paid by the Trust to Charles Schwab Investment Management, Inc., but receive no compensation from the Trust.
     Trustee Compensation. Interested Trustees and officers of the Trust do not receive compensation from the Trust. The Trust pays each Independent Trustee aggregate compensation of $48,954 per year. This sum includes a quarterly retainer fee of $7,955 and an additional $4,283 for each regular meeting attended.
     In addition, a retirement plan has been instituted for all of the Independent Trustees of the Trust and Trustees of the Laudus Institutional Trust (the “Retirement Plan”). Under the terms of the Retirement Plan, upon retirement or other termination from service from the Trust and Laudus Institutional Trust (other than termination for cause), a retiring Independent Trustee who has served as Independent Trustee for at least five years shall be paid a lump sum cash payment (the “Retirement Payment”). The Retirement Payment shall be equal to $10,000 for each year that the Trustee has served as an Independent Trustee of the Trust and the Laudus Institutional Trust, including years of service prior to the adoption of the Retirement Plan. However, each Independent Trustee is permitted to make a one-time election to have the $10,000 attributable to service for the coming year adjusted up or down at the end of each subsequent year based on the unweighted average performance of the lowest cost class of shares of each Fund of the

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Trust and the Laudus Institutional Trust that is in operation for all of such year. Each Independent Trustee also was given the opportunity to make a one-time election to have previously accrued benefits fluctuate beginning April 1, 2005 based on performance of the funds as described in the previous sentence. As a result, the amount of the Retirement Payment payable to any Independent Trustee may increase or decrease based upon performance of the funds. The portion of the total Retirement Payment owed to an Independent Trustee upon his or her retirement that is payable by any fund will be determined based on the relative net assets of the Funds of the Trust in operation on the date of the Independent Trustee’s retirement.
     Effective June 28, 2006, the Retirement Plan terminated with respect to new Participants. With respect to Participants prior to June 26, 2006 (a “Current Participant”), the Account Balance of each Current Participant under the Plan was frozen at the value determined as of September 29, 2006, except that each Account Balance was credited with an amount equal to one-half of the amount that would be credited to such Account Balance as of the last day of the Plan Year ending March 31, 2007. The terms of the Plan, including without limitation provisions relating to vesting and payment upon termination of service, remain in full force and effect.
The total compensation accrued and payable to, as well as the benefits accrued under the Retirement Plan by, the Independent Trustees by the Trust and by the Fund Complex for the fiscal year ended March 31, 2009 is shown in the table below.

				TOTAL
		PENSION OR		COMPENSATION
		RETIREMENT		FROM
	AGGREGATE	BENEFITS	ESTIMATED	REGISTRANT
	COMPENSATION	ACCRUED AS	ANNUAL	AND FUND
NAME OF PERSON	FROM	PART OF FUND	BENEFITS UPON	COMPLEX[7] PAID
TRUSTEES:	REGISTRANT	EXPENSES(8)	RETIREMENT	TO TRUSTEES

Mariann Byerwalter	$48,976	$16,746	$0	$289,000
William A. Hasler	$48,976	$16,746	$0	$289,000
Nils H. Hakansson	$48,976	$120,049	$0	$55,000

7	As of March 31, 2009, the Fund Complex consisted of 83 funds, which included the 14 operational series of the Laudus Trustand Laudus Institutional Trust and 69 operational series of the Schwab Funds.

8	Cumulative
INVESTMENT ADVISORY AND OTHER SERVICES
     Advisory Agreements
     The continuation of a Fund’s Advisory Agreement must be specifically approved at least annually (1) by the vote of the Trustees or by a vote of the shareholders of the Fund, and (2) by the vote of a majority of the Trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.
     Each year, the Board of Trustees calls and holds one or more meetings to decide whether to renew the Advisory Agreements between the Trust and CSIM, and the sub-advisory agreement among the Trust, CSIM and AXA Rosenberg Investment Management LLC with respect to existing Funds in the

23

Trust operating as of December 31 of the previous year. In preparation for the meetings, the Board requests and reviews a wide variety of materials provided by CSIM and AXA Rosenberg, as well as extensive data provided by third parties and the Independent Trustees receive advice from counsel to the Independent Trustees.
INVESTMENT ADVISORY CONTRACTS
About CSIM
     CSIM is a wholly-owned subsidiary of The Charles Schwab Corporation. Both CSIM and The Charles Schwab Corporation are located at 211 Main Street, San Francisco, CA 94105.
     Principal Executive Officer and Directors — Listed below are the directors and principal executive officer of CSIM. The principal business address of each director and the principal executive officer, as it relates to their duties at CSIM, is the same as above.

Name	Position
Randall W. Merk	Director, President and Chief Executive Officer
Charles R. Schwab	Chairman and Director
     As disclosed in the Prospectus under the heading “Management of the funds,” under management contracts (each a “Management Contract”) between the Trust, on behalf of each Fund, and CSIM, subject to the supervision of the Trustees of the Trust and such policies as the Trustees may determine, CSIM furnishes office space and equipment, provides certain bookkeeping and clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with CSIM. In addition, pursuant to a subadviser agreement among CSIM, AXA Rosenberg and the Trust, AXA Rosenberg will continuously furnish an investment program for each Fund and will make investment decisions on behalf of each Fund and place all orders for the purchase and sale of portfolio securities.
     Each of the Funds has agreed to pay CSIM a monthly management fee at the annual percentage rate of the relevant Fund’s average daily net assets. The table below shows the advisory fee payable to CSIM by each Fund.

Agreement
Fund	Rate*
Laudus Rosenberg U.S. Large Capitalization Fund	1st $1 billion—0.75%
Over $1 billion—0.70%
Over $2 billion—0.675%

Laudus Rosenberg U.S. Large Capitalization Value Fund	1st $1 billion—0.75%
Over $1 billion—0.70%
Over $2 billion—0.675%

Laudus Rosenberg U.S. Discovery Fund	1st $1 billion—0.90%
Over $1 billion—0.85%

Laudus Rosenberg U.S. Small Capitalization Fund	0.90%

Laudus Rosenberg International Equity Fund	1st $1 billion—0.85%
Over $1 billion—0.80%
Over $2 billion—0.775%

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Agreement
Fund	Rate*
Laudus Rosenberg International Small Capitalization Fund	1st $500 million—1.00%
Over $500 million—0.95%

Laudus Rosenberg International Discovery Fund	1st $1 billion—1.00%
Over$1 billion—0.95%

Laudus Rosenberg Long/Short Equity Fund	1st $500 million—1.50%
Over $500 million—1.45%

*	The advisory fee payable to CSIM by each Fund except the Laudus Rosenberg U.S. Small Capitalization Fund varies based on Fund assets.
     CSIM has agreed with the Trust that it will waive some or all of its management fees under the Management Contracts and, if necessary, will bear certain expenses of each Fund until July 30, 2011 (unless the expense limitation agreement between CSIM and the Trust (the “Expense Limitation Agreement”) is extended, modified or terminated by mutual agreement of the Trust and CSIM) so that each Fund’s total annual operating expenses (exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Funds’ business) applicable to each class will not exceed the current limit (as stated in the Expense Limitation Agreement). In addition, CSIM’s compensation under each Management Contract is subject to reduction to the extent that in any year the expenses of a Fund (including investment advisory fees but excluding taxes, portfolio brokerage commissions and any distribution and shareholder service expenses paid by a class of shares of a Fund pursuant to a distribution and shareholder service plan or otherwise) exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale.
     Each Management Contract provides that CSIM shall not be subject to any liability to the Trust or to any shareholder of the Trust in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder.
     Each Management Contract will continue in effect for a period no more than two years from the date of its execution, and renewals thereof must be approved by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of CSIM or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment and is terminable on not more than 60 days’ notice by the Trust to CSIM or by CSIM to the Trust.
     During the fiscal years ended March 31, 2009, 2008, and 2007, the Funds owed (and, to the extent not waived, paid to) CSIM as management fees, and CSIM, in its capacity as adviser, has waived and reimbursed, the following amounts:

			Amount
		Management	Waived/Reimburse-
Fund	Time Period	Fee	ment
Laudus Rosenberg U.S. Large	4/1/08 to 3/31/09	$603,233	$119,776
Capitalization Fund	4/1/07 to 3/31/08	$786,790	$8,919
	4/1/06 to 3/31/07	$755,139	$20,097

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			Amount
		Management	Waived/Reimburse-
Fund	Time Period	Fee	ment
Laudus Rosenberg U.S. Large	4/1/08 to 3/31/09	$86,926	$126,180
Capitalization Value Fund	4/1/07 to 3/31/08	$50,238	$125,002
	4/1/06 to 3/31/07	$56,434	$103,613

Laudus Rosenberg U.S. Discovery Fund	4/1/08 to 3/31/09	$5,346,648	$0
	4/1/07 to 3/31/08	$7,999,076	$0
	4/1/06 to 3/31/07	$8,486,860	$26,377

Laudus Rosenberg U.S. Small	4/1/08 to 3/31/09	$3,977,818	$0
Capitalization Fund	4/1/07 to 3/31/08	$7,860,014	$0
	4/1/06 to 3/31/07	$10,332,828	$0

Laudus Rosenberg International Equity	4/1/08 to 3/31/09	$691,456	$125,058
Fund	4/1/07 to 3/31/08	$1,139,805	$13,740
	4/1/06 to 3/31/07	$1,081,253	$35,568

Laudus Rosenberg International Small	4/1/08 to 3/31/09	$7,158,021	$0
Capitalization Fund	4/1/07 to 3/31/08	$17,806,108	$0
	4/1/06 to 3/31/07	$15,538,325	$0

Laudus Rosenberg Long/Short Equity	4/1/08 to 3/31/09	$2,082,217	$0
Fund	4/1/07 to 3/31/08	$4,096,280	$0
	4/1/06 to 3/31/07	$4,352,245	$2,516

Laudus Rosenberg International	4/1/08 to 3/31/09	$2,669,538	$426,639
Discovery Fund	4/1/07 to 3/31/08	$1,756,110	$254,370
	*5/31/06 to 3/31/07	$469,135	$167,493

*	Commencement of operations.

26

     SUBADVISORY AGREEMENT
About AXA Rosenberg
     AXA Rosenberg is wholly-owned by AXA Rosenberg Group LLC. AXA Rosenberg Group LLC is contractually controlled jointly by AXA IM Rose, Inc., Barr Rosenberg, Kenneth Reid and Rosenberg Alpha L.P.
     AXA IM Rose, Inc. is wholly-owned by AXA IM Holding U.S. Inc. AXA IM Holding U.S. Inc. is wholly-owned by AXA Investment Managers S.A., a French societe anonyme, which, in turn, is owned, collectively, by AXA SA, a French holding company, AXA Assurances IARD, a French societe anonyme, AXA UK Plc, a British public limited company and AXA Colonia Konzern AG, a German Aktiengesellschaft. AXA Assurances IARD, AXA UK Plc and AXA Colonia Konzern AG are owned by AXA SA (more than 90% directly).
     Finaxa, a French holding company, beneficially owns more than 25% of the voting securities of, and therefore controls, AXA SA. Mutuelles Axa, a group of four French mutual insurance companies, one of which controls Finaxa, acting as a group controls both AXA SA and Finaxa. Rosenberg Alpha L.P. is controlled by Barr Rosenberg as their Managing General Partner. Each of these entities may be deemed a controlling person of AXA Rosenberg.
     AXA Rosenberg is located at 4 Orinda Way, Building E, Orinda, California 94563.
     Kenneth Reid and Barr M. Rosenberg may be deemed to be controlling persons of AXA Rosenberg as a result of their interests in AXA Rosenberg Group LLC, the parent of AXA Rosenberg.
     The following is a list of the directors and principal executive officers of AXA Rosenberg. The principal business address of the directors and the principal executive officers, as it relates to their duties at AXA Rosenberg, is the same as the address of AXA Rosenberg.
Principal Executive Officers and Directors:

Name	Position
Stephane Prunet	Global Chief Executive Officer
Agustin Sevilla	Global Chief Investment Officer
Douglas Burton	Chief Executive Officer of North America

William E. Ricks	Chief Investment Officer of North America

Barr Rosenberg	Chairman
Vincent Ordenneau	Global Chief Financial Officer
William R. Wiebe	Global Head of Legal and Compliance
     The Trust and CSIM have entered into an Agreement on behalf of each Fund with AXA Rosenberg by which AXA Rosenberg acts as subadviser to the Funds (each a “Subadviser Agreement”). Under each Subadviser Agreement, AXA Rosenberg, at its expense, continuously furnishes an investment management program for the particular Fund and makes investment decisions on behalf of such Fund and

27

places all orders for the purchase and sale of portfolio securities and all other investments, subject to the supervision of CSIM and the Trustees.
     The Funds do not pay AXA Rosenberg’s compensation under the Subadviser Agreements: CSIM pays it, and for any given year it will never be payable at a rate that exceeds 55% (90% in the case of the Laudus Rosenberg U.S. Small Capitalization Fund) of the gross rate of compensation payable to CSIM by each Fund under the Management Contracts. The compensation payable by CSIM to AXA Rosenberg in respect of each Fund under the respective Subadviser Agreement is payable quarterly (at the end of each quarter) as a portion of such Fund’s average daily net assets, and will be adjusted (up or down) if such Fund outperforms or underperforms its benchmark by 1.0%, 2.0% and 2.5% for Group A, B and C Funds, respectively, or more. This way, AXA Rosenberg has monetary incentive to achieve good performance and avoid poor performance for each Fund.
     In addition, on December 31, 2003, CSIM and AXA Rosenberg entered into an agreement regarding CSIM’s and AXA Rosenberg’s cooperation in realigning responsibilities for the Funds’ assets. This agreement commits CSIM to using commercially reasonable efforts (including, in some instances, reduction of CSIM’s management fee) to maintain the subadvisory fees paid to AXA Rosenberg and, subject to certain conditions, provides that CSIM will pay compensation to AXA Rosenberg in the event that AXA Rosenberg is terminated as investment subadviser to any series of the Trust. Consequently, CSIM has a material economic interest in avoiding the termination of AXA Rosenberg or reducing AXA Rosenberg’s subadvisory fee.
Base Subadvisory Fee
     This section describes the base subadvisory fee payable by CSIM to AXA Rosenberg. Please remember, however, that all the fees described on this and the following pages are paid by CSIM to AXA Rosenberg; they do not affect how much you pay or your Fund pays.
     At its regular meeting held on February 17, 2010, the Board of Trustees approved an amendment to the subadvisory agreement for the Laudus Rosenberg U.S. Discovery Fund, which became effective on March 1, 2010. For the period from March 1, 2010 through and including June 10, 2010, the annual base subadvisory fee shall equal (i) 63.5 bps with respect to the assets of the Fund up to and including $350 million; and (ii) 40.5 bps on the assets of the Fund in excess of $350 million. Beginning June 11, 2010, the annual base subadvisory fee shall equal (i) 52.0 bps with respect to the assets of the Fund up to and including $350 million; and (ii) 40.5 bps on the assets of the Fund in excess of $350 million. The amendment did not change the performance fee adjustments described in the following section. For the period from April 1, 2009 through February 28, 2010, the annual base subadvisory fee for the Laudus Rosenberg U.S. Discovery Fund was as described below.
     At its regular meeting held on February 27, 2009, the Board of Trustees approved amendments to the subadvisory agreements for all Funds, except for Laudus Rosenberg U.S. Small Capitalization Fund, which became effective on April 1, 2009. The amendments simplify the average daily net assets over which the base subadvisory fee is calculated. CSIM will pay AXA Rosenberg a quarterly subadvisory fee at the annual percentage rate of the relevant Fund’s average daily net assets. The amendments did not change the performance adjustment described in the section that follows. At the same time, asset under management adjustment targets previously set for the Funds to protect AXA Rosenberg were terminated.
     The table below shows the base subadvisory fee payable by CSIM to AXA Rosenberg for each Fund.

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Fund	Base Subadvisory Fee*
Laudus Rosenberg U.S. Large Capitalization Fund	1st $250 million – 0.25%
Over $250 million – 0.225%

Laudus Rosenberg U.S. Large Capitalization Value Fund	1st $250 million – 0.25%
Over $250 million – 0.225%

Laudus Rosenberg U.S. Discovery Fund	0.405%

Laudus Rosenberg U.S. Small Capitalization Fund	1st $1,254,193,508† – 0.72%
Over $1,254,193,508 - 0.405%

Laudus Rosenberg International Equity Fund	1st $13 million – 0.383%
Over $13 million to $500 million – 0.34%
Over $500 million – 0.255%

Laudus Rosenberg International Small Capitalization Fund	1st $128 million – 0.45%
Over $128 million – 0.40%

Laudus Rosenberg International Discovery Fund	1st $500 million – 0.50%
2nd $500 million – 0.40%
Over $1 billion – 0.50%

Laudus Rosenberg Long/Short Equity Fund	1st $122 million – 0.63%
Over $122 million to $500 million – 0.60%
Over $500 million – 0.45%

*	As noted above, the rates for any Fund set forth in the table are expected to be adjusted if the gross advisory fee rates payable to CSIM by such Fund are adjusted by the Trustees or the shareholders of such Fund.

†	This number represents the assets under management at the time AXA Rosenberg became subadviser to the Fund.
     Through March 31, 2009, CSIM paid a fee to AXA Rosenberg in respect of each Fund’s average daily net assets at up to three different base subadvisory fee rates, as described more fully below.
     The highest level of subadvisory fee was paid on Fund assets up to an amount equaling (i) the assets in such Fund at the time AXA Rosenberg became subadviser (which for the Laudus Rosenberg U.S. Large Capitalization Value Fund is $0.00), plus (ii) the Fund’s pro rata share of the amount, if any, by which the Funds’ aggregate assets fall short of the aggregate amount of such Funds’ assets at the time AXA Rosenberg became subadviser (the “Existing Assets”). The fee arrangements were different for the Laudus Rosenberg U.S. Small Capitalization Fund than for the other Funds. The following subsections describe the arrangements for the other Funds and the Laudus Rosenberg U.S. Small Capitalization Fund, respectively, with respect to those assets.
     Unless the fee payable to CSIM under each Management Contract was increased by the relevant Fund’s shareholders (in which case the base subadvisory fee would also have been increased for that Fund), the base subadvisory fee payable by CSIM to AXA Rosenberg would not have exceeded the percentage listed in the table below in the “Existing Assets” row of such Fund’s average daily net assets on an annual basis, and it would have been lower than that for Fund assets above certain thresholds, as described below. As shown in the table below, CSIM paid AXA Rosenberg a percentage (on an annual basis) of each Fund’s Existing Assets.

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     All Funds Other Than the Laudus Rosenberg U.S. Small Capitalization Fund. For any quarter during which a Fund’s average daily net assets exceeded its Existing Assets, CSIM paid AXA Rosenberg a lower percentage (on an annual basis) of such Fund’s portion, if any, of the average daily net assets of all Funds (excluding the Laudus Rosenberg U.S. Small Capitalization Fund through December 31, 2006) that exceed the aggregate Existing Assets of all such Funds, but fall short of $2.5 billion (the Fund’s “Second Tier Assets”). For any quarter during which a Fund’s average daily net assets exceeded its Existing Assets AND the average daily net assets of all Funds (excluding the Laudus Rosenberg U.S. Small Capitalization Fund through December 31, 2006) exceeded $2.5 billion, CSIM paid AXA Rosenberg a still lower percentage (on an annual basis) of such Fund’s portion of its excess (the Fund’s “Third Tier Assets”).
     With respect to the Laudus Rosenberg International Discovery Fund, the base annual subadvisory fee paid to AXA Rosenberg by CSIM and, if any, on coverage of Existing Assets was as follows, on an annualized basis, 0.50% of the Fund’s average daily net assets up to $500 million; and 0.40% of the Fund’s average daily net assets in excess of $500 million and the coverage of Existing Assets.
     Laudus Rosenberg U.S. Small Capitalization Fund. The base annual subadvisory fee paid to AXA Rosenberg by CSIM with respect to the Laudus Rosenberg U.S. Small Capitalization Fund was adjusted if the gross advisory fee payable to CSIM by the Fund was adjusted by the Trustees or the Fund’s shareholders, and was subject to “break points,” currently as follows, on an annualized basis, 0.72% of the Fund’s average daily net assets up to its Existing Assets; and 0.405% of the Fund’s average daily net assets in excess of its Existing Assets.

Fund	Base Subadvisory Fee*
Laudus Rosenberg U.S. Large Capitalization Fund	0.338% of Existing Assets
0.30% of Second Tier Assets
0.225% of Third Tier Assets

Laudus Rosenberg U.S. Large Capitalization Value Fund	0.338% of Existing Assets†
0.30% of Second Tier Assets
0.225% of Third Tier Assets

Laudus Rosenberg U.S. Discovery Fund	0.405% of Existing Assets
0.36% of Second Tier Assets
0.27% of Third Tier Assets

Laudus Rosenberg U.S. Small Capitalization Fund	0.72% of Existing Assets
0.405% of All Other Assets

Laudus Rosenberg International Equity Fund	0.383% of Existing Assets
0.34% of Second Tier Assets
0.255% of Third Tier Assets

Laudus Rosenberg International Small Capitalization Fund	0.45% of Existing Assets
0.40% of Second Tier Assets
0.30% of Third Tier Assets

Laudus Rosenberg International Discovery Fund	0.50% of Existing Assets†
0.50% up to $500 Million
0.40% of All Other Assets

Laudus Rosenberg Long/Short Equity Fund	0.675% of Existing Assets
0.60% of Second Tier Assets
0.45% of Third Tier Assets

30

*	As noted above, the rates for any Fund set forth in the table are expected to be adjusted if the gross advisory fee rates payable to CSIM by such Fund are adjusted by the Trustees or the shareholders of such Fund.

†	For any Laudus Rosenberg Fund for which AXA Rosenberg became subadviser after January 30, 2004, the Fund’s Existing Assets will equal the Fund’s pro rata share of the amount, if any, by which the Funds’ aggregate assets fall short of the aggregate amount of such Funds’ assets as of the time AXA Rosenberg became subadviser, as described above.
Performance Adjustment
     As noted above, the compensation payable to AXA Rosenberg by CSIM under the Subadviser Agreements is structured to provide monetary incentive to AXA Rosenberg to achieve good performance and avoid poor performance. The amendment to the subadvisory agreement effective on April 1, 2009 did not change the performance adjustment calculation. In particular, AXA Rosenberg’s compensation in respect of a Fund will be increased for any quarter in which such Fund’s performance exceeds that of its benchmark by more than 1.0%, 2.0% or 2.5% for Group A, B or C Funds (as listed in the table below), respectively.

GROUP A	GROUP B	GROUP C
U.S. Large Capitalization Fund	U.S. Small Capitalization Fund	Long/Short Equity Fund

U.S. Large Capitalization Value Fund	International Small Capitalization Fund

International Equity Fund	International Discovery Fund	—

U.S. Discovery Fund
     Conversely, AXA Rosenberg’s compensation will be decreased for any quarter in which a Fund’s performance falls short of its benchmark’s performance by more than 1.0%, 2.0% or 2.5% for Group A, B or C Funds, respectively. More specifically, the fee payable to AXA Rosenberg will be increased or decreased by a performance component (the “Performance Adjustment”) that will vary proportionately with the difference between (a) the investment performance of the relevant Fund over a rolling three-year period* minus the investment record of the respective benchmark (as set forth in the chart below) over the same period, expressed as a percentage, whether the result is positive or negative, and (b) (i) 1.0% for Group A Funds, (ii) 2.0% for Group B Funds, or (iii) 2.5% for the Group C Funds.

Fund	Benchmark
Laudus Rosenberg U.S. Large Capitalization Fund	Russell 1000® Index
Laudus Rosenberg U.S. Large Capitalization Value Fund	Russell 1000® Value Index
Laudus Rosenberg U.S. Discovery Fund	Russell 2500™ Index
Laudus Rosenberg U.S. Small Capitalization Fund	Russell 2000® Index
Laudus Rosenberg International Equity Fund	MSCI EAFE Index
Laudus Rosenberg International Small Capitalization Fund	S&P/Citigroup World ex-U.S.
Extended Market Index and
Nomura Global Small Cap World
ex-U.S. Index (prior to May 1, 2005)

31

Fund	Benchmark
Laudus Rosenberg International Discovery Fund	S&P/Citigroup World ex-U.S.
Broad Market Index
Laudus Rosenberg Long/Short Equity Fund	90-Day U.S. Treasury Bills
     The Performance Adjustment (whether positive or negative) for a Fund will never be charged at a rate that exceeds 5% of the gross advisory fee rate payable to CSIM with respect to such Fund (the “Maximum Performance Adjustment”). The Maximum Performance Adjustment will be made when the Fund’s performance reaches plus or minus 2.0%, 4.0% and 5.0% in relation to the relevant benchmark for Funds falling within Groups A, B and C, respectively (the “Maximum Adjustment Performance Point”). There will be no Performance Adjustment when the performance difference (between the Fund and the relevant benchmark) is between 1% and -1% for Group A Funds, 2.0% and –2.0% for Group B Funds, or 2.5% and -2.5% for the Group C Fund and, starting at 1% or -1% (as the case may be) for Group A Funds, 2.0% or –2.0% (as the case may be) for Group B Funds, or 2.5% or -2.5% (as the case may be) for the Group C Fund, it shall increase (or decrease in the case of a negative Performance Adjustment) based on a constant ratio until the Maximum Adjustment Performance Point is reached.
     The following table provides examples of how different levels of Fund performance will generate different adjustments to the compensation payable by CSIM to AXA Rosenberg under the proposed arrangements.

	Performance Adjustment (as a Percentage
	of the Gross Rate of Compensation
Percentage by Which Fund Performance Exceeds or	Payable by Each Fund to CSIM)
Falls Short of its Benchmark’s Performance	Fund Group A	Fund Group B	Fund Group C
5.0% (and all higher %s)	5%	5%	5%
4.5%	5%	5%	4%
4.0%	5%	5%	3%
3.5%	5%	3.75%	2%
3.0%	5%	2.5%	1%
2.5%	5%	1.25%	0
2.0%	5%	0	0
1.5%	2.5%	0	0
1.0%	0	0	0
0.5%	0	0	0
-0.5%	0	0	0
-1.0%	0	0	0
-1.5%	-2.5%	0	0
-2.0%	-5%	0	0
-2.5%	-5%	-1.25%	0
-3.0%	-5%	-2.5%	-1%
-3.5%	-5%	-3.75%	-2%
-4.0%	-5%	-5%	-3%
-4.5%	-5%	-5%	-4%
-5.0% (and all lower %s)	-5%	-5%	-5%

*	Until AXA Rosenberg has been subadviser for twelve calendar quarters, the rolling period will be the period that has elapsed since AXA Rosenberg has been subadviser. No Performance Adjustment will be made until AXA Rosenberg has been subadviser for at least four calendar quarters.

32

     During the fiscal years ended March 31, 2009, 2008, and 2007, CSIM owed (and, to the extent not waived, paid to) AXA Rosenberg as subadvisory fees, and AXA Rosenberg, in its capacity as subadviser, has waived, the following amounts:

		Subadvisory	Amount
Fund	Time Period	Fee	Waived
Laudus Rosenberg U.S. Large Capitalization Fund	4/1/08 to 3/31/09	$270,294	$0
	4/1/07 to 3/31/08	$318,895	$0
	4/1/06 to 3/31/07	$321,617	$0

Laudus Rosenberg U.S. Large Capitalization Value Fund	4/1/08 to 3/31/09	$35,104	$0
	4/1/07 to 3/31/08	$15,071	$0
	4/1/06 to 3/31/07	$17,903	$0

Laudus Rosenberg U.S. Discovery Fund	4/1/08 to 3/31/09	$2,060,758	$0
	4/1/07 to 3/31/08	$3,039,168	$0
	4/1/06 to 3/31/07	$3,190,152	$0

Laudus Rosenberg U.S. Small Capitalization Fund	4/1/08 to 3/31/09	$2,844,212	$0
	4/1/07 to 3/31/08	$6,305,239	$0
	4/1/06 to 3/31/07	$7,912,062	$0

Laudus Rosenberg International Equity Fund	4/1/08 to 3/31/09	$237,011	$0
	4/1/07 to 3/31/08	$433,797	$0
	4/1/06 to 3/31/07	$307,209	$0

Laudus Rosenberg International Small Capitalization Fund	4/1/08 to 3/31/09	$2,873,927	$0
	4/1/07 to 3/31/08	$6,959,996	$0
	4/1/06 to 3/31/07	$5,950,459	$0

Laudus Rosenberg International Discovery Fund	4/1/08 to 3/31/09	$1,335,579	$0
	4/1/07 to 3/31/08	$878,055	$0
	5/31/06* to 3/31/07	$233,986	$0

Laudus Rosenberg Long/Short Equity Fund	4/1/08 to 3/31/09	$763,432	$0
	4/1/07 to 3/31/08	$1,662,743	$0
	4/1/06 to 3/31/07	$1,814,618	$0

*	Commencement of operations.
     Administrative Services. Effective October 3, 2005, the Trust entered into a Fund Administration Agreement with State Street Bank and Trust Company (in such capacity, the “Administrator”) pursuant to which the Administrator provides certain management and administrative services necessary for the Funds’ operations including: (i) regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds’ officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Funds. For these services, the Administrator is entitled to receive $1,000 per Fund per annum, as well as a fee based on the average daily net assets of the Trust (the “Administrator’s Asset-

33

Based Fee”). In calculating the Administrator’s Asset Based-Fee payable by the Trust, the assets of the Trust are aggregated with the average daily net assets of each of the other portfolios for which CSIM serves as investment adviser and State Street Bank and Trust Company serves as administrator1. The Administrator’s Asset-Based Fee will be calculated as follows:

Average Daily Net Assets	Fee
First $100 billion	0.11 bp

Next $60 billion	0.07 bp

Thereafter	0.05 bp
     For the periods indicated, State Street Bank and Trust Company in its capacity as Administrator was entitled to receive, and waived, the following amounts:

		Fees	Fees
Fund	Time Period	Received	Waived
Laudus Rosenberg U.S. Large Capitalization Fund	4/1/08 to 3/31/09	$1,686	$0
	4/1/07 to 3/31/08	$1,911	$0
	4/1/06 to 3/31/07	$1,635	$0

Laudus Rosenberg U.S. Large Capitalization Value Fund	4/1/08 to 3/31/09	$1,132	$0
	4/1/07 to 3/31/08	$1,705	$0
	4/1/06 to 3/31/07	$1,020	$0

Laudus Rosenberg U.S. Discovery Fund	4/1/08 to 3/31/09	$5,662	$0
	4/1/07 to 3/31/08	$8,661	$0
	4/1/06 to 3/31/07	$0	$0

Laudus Rosenberg U.S. Small Capitalization Fund	4/1/08 to 3/31/09	$4,368	$0
	4/1/07 to 3/31/08	$8,523	$0
	4/1/06 to 3/31/07	$0	$0

Laudus Rosenberg International Equity Fund	4/1/08 to 3/31/09	$1,685	$0
	4/1/07 to 3/31/08	$2,225	$0
	4/1/06 to 3/31/07	$665	$0

Laudus Rosenberg International Small Capitalization Fund	4/1/08 to 3/31/09	$5,754	$0
	4/1/07 to 3/31/08	$17,916	$0
	4/1/06 to 3/31/07	$0	$0
Laudus Rosenberg International Discovery Fund	4/1/08 to 3/31/09	$3,299	$0
	4/1/07 to 3/31/08	$2,407	$0
	5/31/06* to 3/31/07	$1,200	$0

Laudus Rosenberg Long/Short Equity Fund	4/1/08 to 3/31/09	$2,150	$0
	4/1/07 to 3/31/08	3,412	$0
	4/1/06 to 3/31/07	$0	$0

[1]	In addition to the Trust, CSIM currently serves as investment adviser for each of the portfolios of the Laudus Institutional Trust, Schwab Investments, The Charles Schwab Family of Funds, the Schwab Annuity Portfolios, and the Schwab Capital Trust.

34

*	Commencement of operations.
     The Trust also entered into a Fund Accounting Agreement with State Street Bank and Trust Company (in such capacity, the “Fund Accountant”) pursuant to which the Fund Accountant provides certain accounting services necessary for the Funds’ operations. For these services, the Fund Accountant is entitled to receive a base fee of $29,000 per annum for each of the Funds. The Fund Accountant is also entitled to a fee based on the average daily net assets of the Trust (the “Fund Accountant’s Asset-Based Fee”). In calculating the Fund Accountant’s Asset-Based Fee payable by the Trust, the assets of the Trust are aggregated with the average daily net assets of each of the portfolios for which CSIM serves as investment adviser and State Street Bank and Trust Company serves as fund accountant1. The Fund Accountant’s Asset-Based Fee will be calculated as follows:

Average Daily Net Assets	Fee
First $100 billion	0.25 bp

Next $60 billion	0.18 bp

Thereafter	0.13 bp
     In addition, the Fund Accountant is entitled to a per security pricing fee based on the monthly holdings of each Fund equal to $2 for equity securities and $8 for fixed income securities. For certain of the Funds this fee could be quite substantial. Lastly, for each of the Laudus Rosenberg International Equity, Laudus Rosenberg International Small Capitalization, and Laudus Rosenberg International Discovery, the Fund Accountant is entitled to a fair valuation fee of $4,000 per annum.
     For the periods indicated, State Street Bank and Trust Company in its capacity as Fund Accountant was entitled to receive, and waived, the following amounts:

		Fees	Fees
Fund	Time Period	Received	Waived
Laudus Rosenberg U.S. Large Capitalization Fund	4/1/08 to 3/31/09	$40,127	$0
	4/1/07 to 3/31/08	$40,623	$0
	4/1/06 to 3/31/07	$36,034	$0

Laudus Rosenberg U.S. Large Capitalization Value Fund	4/1/08 to 3/31/09	$38,382	$0
	4/1/07 to 3/31/08	$38,031	$0
	4/1/06 to 3/31/07	$33,343	$0

Laudus Rosenberg U.S. Discovery Fund	4/1/08 to 3/31/09	$58,829	$0
	4/1/07 to 3/31/08	$74,266	$0
	4/1/06 to 3/31/07	$81,497	$0

Laudus Rosenberg U.S. Small Capitalization Fund	4/1/08 to 3/31/09	$52,106	$0
	4/1/07 to 3/31/08	$69,443	$0
	4/1/06 to 3/31/07	$84,709	$0

35

		Fees	Fees
Fund	Time Period	Received	Waived
Laudus Rosenberg International Equity Fund	4/1/08 to 3/31/09	$76,226	$0
	4/1/07 to 3/31/08	$84,255	$0
	4/1/06 to 3/31/07	$74,697	$0

Laudus Rosenberg International Small Capitalization Fund	4/1/08 to 3/31/09	$106,664	$0
	4/1/07 to 3/31/08	$163,052	$0
	4/1/06 to 3/31/07	$214,548	$0

Laudus Rosenberg International Discovery Fund	4/1/08 to 3/31/09	$86,304	$0
	4/1/07 to 3/31/08	$99,003	$0
	*5/31/06 to 3/31/07	$54,100	$0

Laudus Rosenberg Long/Short Equity Fund	4/1/08 to 3/31/09	$46,031	$0
	4/1/07 to 3/31/08	$68,819	$0
	4/1/06 to 3/31/07	$77,236	$0

*	Commencement of operations.
     Distributor and Distribution and Shareholder Service Plans. As stated in the Prospectus under the heading “Management of the Funds — Distributor,” Select Shares and Investor Shares of a Fund, and Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund, are sold on a continuous basis by the Trust’s distributor, ALPS Distributors, Inc. (the “Distributor”). The Laudus Rosenberg U.S. Small Capitalization Fund was closed to new investors effective October 15, 2003. The Laudus Rosenberg International Small Capitalization Fund was closed to all investors, effective May 31, 2007, except the fund will continue to offer shares for purchase to certain qualified retirement plans that included (or offered) the fund as an investment option prior to May 31, 2007. Existing shareholders of the Laudus Rosenberg U.S. Small Capitalization Fund (‘‘Existing Shareholders’’) may continue to purchase additional shares in existing or new accounts and receive dividends and/or distributions in the form of additional shares of the Fund. Existing shareholders of the Laudus Rosenberg U.S. Small Capitalization Fund may include retirement plans that held shares of the Fund at the time of the Fund’s closing, as well as the participants of those retirement plans even if such participants have joined the retirement plan since the time of the Fund’s closing. Existing shareholders also may include retirement plans sponsored by a sponsor of a retirement plan currently invested in the closed Fund, even if the retirement plan was not an investor at the time of the Fund’s closing. In addition, investment advisers and wrap accounts may be considered existing shareholders if they held shares, on behalf of their clients, of the Laudus Rosenberg U.S. Small Capitalization Fund at the time of the Fund’s closing. The clients of investment advisers and wrap accounts may also be considered existing shareholders if they held shares of the Laudus Rosenberg U.S. Small Capitalization Fund at the time of the Fund’s closing. Shareholders of other Funds will not be permitted to exchange any shares for shares of the Laudus Rosenberg International Small Capitalization Fund. Shareholders of other Funds will not be permitted to exchange any shares for shares of the Laudus

36

Rosenberg U.S. Small Capitalization Fund unless such shareholders are also existing shareholders of the Laudus Rosenberg U.S. Small Capitalization Fund. The Trust reserves the right at any time to modify the restrictions set forth above, including the suspension of all sales of all shares of the Laudus Rosenberg U.S. Small Capitalization, and Laudus Rosenberg International Small Capitalization Funds or the lifting of restrictions on different classes of investors and/or transactions. The Distributor’s principal offices are located at 1290 Broadway, Suite 1100, Denver, Colorado, 80203. Under the Distributor’s Contract between the Trust and the Distributor (the “Distributor’s Contract”), the Distributor is not obligated to sell any specific amount of shares of the Trust and will purchase shares for resale only against orders for shares.
     Pursuant to the Distribution and Shareholder Service Plans described in the Prospectus (each a “Plan”), in connection with the distribution of Investor Shares of a Fund and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of such shares, the Distributor receives certain distribution and shareholder service fees from the Trust. In addition, pursuant to the Service Plan described in the Prospectus, in connection with the provision of personal and/or account maintenance services to holders of Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund, the Distributor receives certain servicing fees from the Trust. The distribution and shareholder service fees will not be retained by the Distributor but will instead be reallowed to the financial intermediaries who provide these services. The Distributor may pay all or a portion of the distribution and shareholder service fees it receives from the Trust to intermediaries. The Funds pay no fees in connection with the distribution of Select Shares or the shares of the Laudus Rosenberg U.S. Large Capitalization Value Fund.
     ALPS Distributor, Inc. acts as the Fund’s distributor. For the periods indicated, the Funds incurred distribution expenses and ALPS Distributor, Inc. paid intermediaries as follows:

			Paid Out by
		Distribution Expenses	Distributor as
Fund	Time Period	Incurred by the Fund	Described Above
Laudus Rosenberg U.S. Large Capitalization Fund	4/1/08 to 3/31/09	$18,865	$18,865
	4/1/07 to 3/31/08	$24,914	$24,914
	4/1/06 to 3/31/07	$25,202	$25,202

Laudus Rosenberg U.S. Large Capitalization Value Fund**	4/1/08 to 3/31/09	$1,471	$1,471
	4/1/07 to 3/31/08	$1,319	$1,319
	4/1/06 to 3/31/07	$1,070	$1,070

Laudus Rosenberg U.S. Discovery Fund	4/1/08 to 3/31/09	$334,602	$334,602
	4/1/07 to 3/31/08	$506,558	$506,558
	4/1/06 to 3/31/07	$639,781	$639,781

37

			Paid Out by
		Distribution Expenses	Distributor as
Fund	Time Period	Incurred by the Fund	Described Above
Laudus Rosenberg U.S. Small Capitalization Fund	4/1/08 to 3/31/09	$349,992	$349,992
	4/1/07 to 3/31/08	$593,285	$593,285
	4/1/06 to 3/31/07	$713,458	$713,458

Laudus Rosenberg International Equity Fund	4/1/08 to 3/31/09	$40,273	$40,273
	4/1/07 to 3/31/08	$96,769	$96,769
	4/1/06 to 3/31/07	$128,048	$128,048

Laudus Rosenberg International Small Capitalization Fund	4/1/08 to 3/31/09	$827,510	$827,510
	4/1/07 to 3/31/08	$1,996,369	$1,996,369
	4/1/06 to 3/31/07	$1,985,119	$1,985,119

Laudus Rosenberg International Discovery Fund	4/1/08 to 3/31/09	$216,502	$216,502
	4/1/07 to 3/31/08	$278,187	$278,187
	5/31/06* to 3/31/07	$85,588	$85,588

Laudus Rosenberg Long/Short Equity Fund	4/1/08 to 3/31/09	$29,605	$29,605
	4/1/07 to 3/31/08	$98,223	$98,223
	4/1/06 to 3/31/07	$168,325	$168,325
     Commencement of operations.

**	As of May 5, 2009, distribution fees were no longer assessed under the Plan for the Laudus Rosenberg U.S. Large Capitalization Value Fund. Effective July 27, 2009, the Laudus Rosenberg U.S. Large Capitalization Value Fund no longer offered investor shares
     Each Plan shall continue in effect for so long as its continuance is specifically approved at least annually by votes of the majority of both (i) the Trustees of the Trust and (ii) those Trustees of the Trust who are not “interested persons” (as defined under the 1940 Act) of the Trust, and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (referred to as the “Qualified Trustees”), cast in person at a Board of Trustees meeting called for the purpose of voting on the Plan. Each Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Distribution Plan may not be amended to increase materially the amount of distribution expenses permitted to be paid under the Plan without the approval of shareholders holding a majority of the outstanding voting securities of the relevant class of the fund. All material amendments to the Plan must be approved by votes of the majority of both (i) the Trustees of the Fund and (ii) the Qualified Trustees. For so long as the Plans are

38

in effect, selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.
     The Distributor’s Contract may be terminated with respect to any Fund or share class thereof at any time on 60 days’ written notice without penalty either by the Distributor, by the Fund or class, or by the Trust and will terminate automatically in the event of its assignment.
     The Distributor’s Contract will continue in effect with respect to each class of shares to which they relate for two years and thereafter for successive one-year periods, provided that each such continuance is specifically approved (i) by the Trust’s Board of Trustees or (ii) by the vote of a majority of the outstanding shares of a class, provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for that purpose.
     If any Plan or the Distributor’s Contract is terminated (or not renewed with respect to one or more classes), it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has not been renewed).
     The Trustees believe that the Plans will benefit the Funds and their shareholders. Based on the experience of the Funds under the Plans, and the relative success that this method of distribution has had for the Funds, the Trustees believe that the Plans will likely result in higher Fund asset levels. Higher Fund asset levels can be expected to reduce Fund expense ratios and increase the ability of the Adviser to seek out more investment opportunities for the Funds in order to obtain greater portfolio diversification.
     The Plans are “compensation” plans. This means that the fees are payable to compensate the Distributor or another intermediary for services rendered even if the amount paid exceeds the Distributor’s or intermediary’s expenses. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
     Custodial Arrangements. The Trust’s custodians are: J.P. Morgan Chase Bank, N.A. (as successor to the Custodial Trust Company) New York, NY 10179, for the Laudus Rosenberg Long/Short Equity Fund and State Street Bank and Trust Company, Boston, Massachusetts 02102, for the Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, and Laudus Rosenberg International Discovery Fund, (each a “Custodian” and, collectively, the “Custodians”). As such, each Custodian holds in safekeeping certificated securities and cash belonging to the Trust and, in such capacity, is the registered owner of securities in book-entry form belonging to each relevant Fund. Upon instruction, each Custodian receives and delivers cash and securities of the relevant Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities.
     Transfer Agent. The Trust’s transfer agent and dividend paying agent is Boston Financial Data Services, Inc., 2 Heritage Drive, Quincy, MA 02171.
     Independent Registered Public Accounting Firm. The Trust’s independent registered public accounting firm is PricewaterhouseCoopers LLP, 3 Embarcadero Center, San Francisco, California 94111. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements, assists in the preparation of the Trust’s federal and state income tax returns and filings with the SEC, and consults with the Trust as to matters of accounting and federal and state income taxation.

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     Codes Of Ethics. Each of the Trust (on behalf of each Fund), CSIM, AXA Rosenberg and the Distributor (as the Funds’ principal underwriter) have adopted codes of ethics (each a “Code”) pursuant to Rules 17j-1 and 204A-1 under the 1940 Act and the Investment Advisers Act of 1940, respectively. Each permits personnel subject thereto to invest in securities subject to certain conditions or restrictions. CSIM’s Code permits personnel to buy or sell, directly or indirectly, securities for their own accounts. This includes securities that may be purchased or held by the funds CSIM manages. Securities transactions by some of these individuals are subject to prior approval of CSIM’s Chief Compliance Officer or designee and are subject to certain restrictions. Covered securities transactions are subject to quarterly and annual reporting and review requirements. AXA Rosenberg’s Code permits personnel to buy or sell securities for their own accounts and accounts for which they are the beneficial owner so long as the investment does not lead to an actual or potential conflict of interest. This includes securities that may be purchased or held by the funds AXA Rosenberg advises or subadvises. Securities transactions may be subject to prior approval of AXA Rosenberg’s Chief Compliance Officer or his or her alternate. Most securities transactions are subject to quarterly reporting and review requirements. The Distributor’s Code permits personnel subject thereto to invest in securities, including securities that the Fund may purchase or hold, so long as the individual, in the ordinary course of fulfilling his or her duties, does not have knowledge of a pending buy or sell order by the Funds. In such cases where such knowledge may exist, the individual is prohibited from engaging in such transactions while the buy or sell order is pending.
PORTFOLIO TRANSACTIONS
     Investment Decisions. The purchase and sale of portfolio securities for the Funds and for the other investment advisory clients of AXA Rosenberg are made by AXA Rosenberg with a view to achieving each client’s investment objective. For example, a particular security may be purchased or sold on behalf of certain clients of AXA Rosenberg even though it could also have been purchased or sold for other clients at the same time.
     Likewise, a particular security may be purchased on behalf of one or more clients when AXA Rosenberg is selling the same security on behalf of one or more other clients. In some instances, therefore, AXA Rosenberg, acting for one client may sell a particular security to another client indirectly. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected pro rata on the basis of cash available or another equitable basis so as to avoid any one account being preferred over any other account.
     AXA Rosenberg makes decisions with respect to the purchase and sale of portfolio securities on behalf of the funds. AXA Rosenberg is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Purchases and sales of securities on a stock exchange or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed income securities may be transacted with the issuer, the issuer’s underwriter, or a dealer. The funds do not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the funds pay to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which certain of the funds invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes.

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     Brokerage and Research Services. It is AXA Rosenberg’s policy to select brokers for Fund trades on the basis of “best execution.” As a fiduciary to its advisory clients, AXA Rosenberg endeavors to seek best execution for client transactions by executing securities transactions for its clients in such a manner that the client’s net costs or proceeds in each transaction are the most favorable under the circumstances, i.e., by seeking to obtain not necessarily the lowest commission cost, but the best overall qualitative execution.
     In determining which broker offers best execution for a particular transaction, AXA Rosenberg maintains a list of approved brokers and AXA Rosenberg’s traders consider a number of factors, including: (i) the broker’s effectiveness in executing trades; (ii) the reliability, integrity, confidentiality, promptness, reputation and financial condition of the broker (including the trader’s past execution history with the broker); (iii) the size of the trade, its relative difficulty and the security’s trading characteristics and liquidity; (iv) the quality and breadth of products offered by the broker; and (v) the broker’s willingness to accept AXA Rosenberg’s standardized commission rates.
     AXA Rosenberg may aggregate client orders for the purpose of purchasing or selling particular securities. The aggregation of orders may provide an overall benefit to AXA Rosenberg’s clients by achieving, in aggregate, a relatively better purchase or sale price, lower commission expenses, lower market impact, beneficial timing of transactions, or a combination of such factors. Aggregated trades are allocated automatically among various clients by AXA Rosenberg’s investment model which includes “fairness rules” designed to allocate the aggregated trades across individual client accounts in a way that is intended to ensure fair and equitable treatment on average over time for all clients.
     AXA Rosenberg has entered into soft dollar arrangements with a number of brokers. Under these individually-negotiated arrangements, selected brokers have agreed to provide AXA Rosenberg with soft dollar credits based upon the value of commissions earned by each broker from AXA Rosenberg trades. Such soft dollar credits are available to defray research and brokerage expenses incurred by AXA Rosenberg. Soft dollar research and brokerage services may be provided either directly by the broker or indirectly through a third party (i.e., billed to the broker, with the financial obligation running only to the broker). By using such soft dollar credits, AXA Rosenberg believes that it can offer and maintain lower management fees than would otherwise be available to its clients. It is AXA Rosenberg’s intention to use soft dollar credits in a manner consistent with the “safe harbor” provisions of Section 28(e) of the 1934 Act. Accordingly, it is AXA Rosenberg’s policy to permit the use of soft dollar credits for “research” and “brokerage” services and products which provide appropriate assistance in the investment decision-making process.
For the period indicated, the Funds paid brokerage commissions as follows:

	4/1/06 – 3/31/07	4/1/07 – 3/31/08		4/1/08 – 3/31/09
Laudus Rosenberg U.S. Large Capitalization Fund	$198,588	$181,380		$150,906

Laudus Rosenberg U.S. Large Capitalization Value Fund	$9,090	$3,935		$21,502

Laudus Rosenberg U.S. Discovery Fund	$1,686,397	$1,359,406		$1,426,615

Laudus Rosenberg U.S. Small Capitalization Fund	$2,488,557	$1,488,316	**	$1,195,157

Laudus Rosenberg International Equity Fund	$70,639	$56,787		$55,685

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	4/1/06 – 3/31/07	4/1/07 – 3/31/08		4/1/08 – 3/31/09
Laudus Rosenberg International Small Capitalization Fund	$1,071,949	$1,481,661		$533,901	**
Laudus Rosenberg International Discovery Fund*	$74,767	$272,122	***	$430,501
Laudus Rosenberg Long/Short Equity Fund	$1,410,994	$1,138,979		$531,160	**

*	Commencement of operations: May 31, 2006.

**	The Fund paid fewer brokerage commissions due to decreased trading activity related to a decline in assets over the previous year.

***	The Fund paid more brokerage commissions due to increased trading activity related to an increase in assets over the previous year.
For the fiscal year ended March 31, 2009, AXA Rosenberg directed Fund brokerage transactions to brokers because of research services provided by the broker. The amounts of such transactions and their related commissions were as follows:

Fund	Transaction Amount	Related Commission
Laudus Rosenberg U.S. Discovery Fund	$1,436,167,989	$298,938
Laudus Rosenberg U.S. Large Capitalization Fund	$352,804,380	$51,801
Laudus Rosenberg U.S. Large Capitalization Value Fund	$35,013,271	$3,178
Laudus Rosenberg U.S. Small Capitalization Fund	$1,144,025,966	$271,618
Laudus Rosenberg Long/Short Equity Fund	$1,413,276,751	$64,612
Regular Broker-Dealers
A Fund’s regular broker-dealers during its most recent fiscal year are: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the fund; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of the fund’s shares. During the fiscal year ended March 31, 2009, certain of the funds purchased securities issued by their regular broker-dealers as set forth below:

		Value of
		Holdings as of
		March 31,
	Regular Broker Dealer	2009
Laudus Rosenberg U.S. Large Capitalization Value Fund	Goldman Sachs & Co	$170,000.00
	Investment Technology Group, Inc.	$5,000.00

Laudus Rosenberg International Equity Fund	Credit Suisse First Boston Corp.	$135,000.00
	Deutsche Bank Securities, Inc.	$83,000.00

Laudus Rosenberg Long/Short Equity Fund (Formerly Laudus Rosenberg Value Long/Short Equity Fund)	JPMORGAN Securities, Inc.	$2,493,000.00

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     Performance Comparisons. Investors may judge the performance of the Funds by comparing them to the performance of other mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor’s and to data prepared by Lipper, Inc., a widely recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron’s, The Wall Street Journal, Morningstar, Inc., Ibbotson Associates, CDA/Weisenberger, The New York Times, Business Week, U.S.A. Today, Institutional Investor and other periodicals. In addition to performance information, general information about the Funds that appears in publications such as those mentioned above may be included in advertisements, sales literature and reports to shareholders. The Funds may also include in advertisements and reports to shareholders information discussing the performance of AXA Rosenberg in comparison to other investment advisers and to other institutions.
     From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for the Funds; (5) descriptions of investment strategies for the Funds; (6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in a Fund. The Trust may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of a Fund.
DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES
     The Trust is a diversified open-end series investment company organized as a Massachusetts business trust. A copy of the Third Amended and Restated Agreement and Declaration of Trust of the Trust (the “Declaration of Trust”), is on file with the Secretary of the Commonwealth of Massachusetts. The fiscal year of the Trust ends on March 31. The Trust changed its name to “Barr Rosenberg Series Trust” from “Rosenberg Series Trust” on August 5, 1996. Effective March 30, 2004, the Trust changed its name to the “Laudus Trust.”
     Interests in the Trust’s portfolios are currently represented by shares of thirteen series, the Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus

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Rosenberg International Discovery Fund, Laudus Rosenberg Long/Short Equity Fund, Laudus Mondrian International Equity Fund, Laudus Mondrian Global Equity Fund, Laudus Mondrian Emerging Markets Fund, Laudus Mondrian International Fixed Income Fund and Laudus Growth Investors U.S. Large Cap Growth Fund issued pursuant to the Declaration of Trust.
     The Laudus Rosenberg U.S. Small Capitalization Fund is divided into three classes of shares: Select Shares, Investor Shares and Adviser Shares. Each other Fund, other than the Laudus Rosenberg U.S. Large Capitalization Value Fund, in this SAI is divided into two classes of shares: Select Shares and Investor Shares. As of July 27, 2009, the share classes of the Laudus Rosenberg U.S. Large Capitalization Value Fund were combined into a single share class and the Laudus Rosenberg U.S. Large Capitalization Value Fund no longer offered multiple classes of shares. As outlined in the funds’ prospectus, each share class has different minimum investments and different expenses.
     Each class of shares of each Fund represents interests in the assets of such Fund and has identical dividend, liquidation and other rights and the same terms and conditions, except that expenses, if any, related to the distribution and shareholder servicing of a particular class are borne solely by such class, and each class may, at the discretion of the Trustees of the Trust, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund.
     The Declaration of Trust provides for the perpetual existence of the Trust. The Trust may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of each series of the Trust or by the Trustees by written notice to shareholders.
VOTING RIGHTS
     Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders will vote by individual series on all matters except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series and (ii) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. Shareholders of one series shall not be entitled to vote on matters exclusively affecting another series, such matters including, without limitation, the adoption of or change in any fundamental policies or restrictions of the other series and the approval of the investment advisory contracts of the other series.
     Each class of shares of each Fund has identical voting rights except that each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution and shareholder service plan applicable to that class. All classes of shares of a Fund will vote together, except with respect to any distribution and shareholder service plan applicable to a class or when a class vote is required as specified above or otherwise by the 1940 Act.
     There will normally be no meetings of shareholders for the purpose of electing Trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the

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Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.
     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust’s name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series, sub-series or classes of shares of any series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations. Trustees may, without approval of the relevant shareholders, amend the Declaration of Trust to combine one or more series or classes of the Trust into a single series or class on such terms and conditions as the Trustees shall determine.
     Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written submissions to the Trust at P. O. Box 8032, Boston, Massachusetts 02266. Proposals must be received a reasonable time in advance of a proxy solicitation to be included. Submission of a proposal does not guarantee inclusion in a proxy statement because proposals must comply with certain federal securities regulations.
PROXY VOTING
     The Trust’s proxy voting policy is attached as Appendix B to this Statement of Additional Information. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on the Funds’ website at www.laudus.com. It is also available in the Funds’ Form N-PX which can be obtained on the SEC’s website at www.sec.gov.
SHAREHOLDER AND TRUSTEE LIABILITY
     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant series for all loss and expense of any shareholder of that series held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the series of which he is or was a shareholder would be unable to meet its obligations.
     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also provides for indemnification by the Trust of the Trustees and the officers of the

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Trust against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust that such Trustees are liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.
OWNERS OF 5% OR MORE OF A FUND’S SHARES.
     The table at Appendix A sets forth the names, addresses and percentage ownership of those shareholders owning beneficially or of record 5% or more of the outstanding shares of each class of each respective Fund as of July 1, 2009. Those persons who beneficially own more than 25% of a particular class of shares in a particular Fund may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of such Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.
     The officers and Trustees of the Trust, as a group, owned less than 1% of any class of outstanding shares of the Trust as of July 1, 2009.
DISCLOSURE OF PORTFOLIO SECURITIES INFORMATION
     Information regarding the availability of the Funds’ portfolio securities can be obtained by calling 1.800.447.3332.
     The disclosure of portfolio securities information to shareholders and other parties, prior to regular public filings, may be authorized only by the Trust’s President upon prior consultation with the Funds’ subadviser and the Funds’ Chief Legal Officer. Prior to authorizing the disclosure of portfolio securities, the Trust’s President must determine that: (i) such disclosure is in the best interests of the Funds’ shareholders; and (ii) that no conflict exists between the interests of the Funds’ shareholders and those of the Funds’ Adviser, subadviser or principal underwriter.
     Portfolio securities information also may be made available on a selective basis to service providers, ratings agencies, consultants and other qualified financial professionals when the President upon prior consultation with the Funds’ subadviser and the Funds’ Chief Legal Officer, determines such disclosure meets the requirements for non-selective disclosure and serves a legitimate business purpose. Agreements entered into with a service provider to whom the Funds selectively disclose portfolio securities information will generally include the confidentiality provisions customary in such agreements. Although certain of the service providers are not under formal confidentiality obligations in connection with disclosure of portfolio securities information, a Fund would not continue to conduct business with a person who the Fund believes was misusing the disclosed information. Any third-party who is not a service provider to the Funds to whom the Funds selectively disclose portfolio securities information will, prior to that disclosure, be required to sign an agreement describing the permitted use of portfolio securities information and providing that: (i) the portfolio securities information will be kept confidential; (ii) the person will not trade on the basis of any material non-public information; and (iii) the information will be used only for the purpose described in the agreement. As part of its ongoing review of Fund operations, the Board of Trustees will periodically review any agreements that the Trust has entered into to selectively disclose portfolio securities information.
     The Funds’ service providers, including, without limitation, the Adviser, Subadviser, distributor, transfer agent, auditor, proxy voting service provider, pricing information vendors, publisher, printer and mailing agent may receive early disclosure of portfolio securities information as frequently as daily in connection with the services they perform for the Funds. The names of those persons to whom the Funds

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selectively disclose portfolio securities information will be disclosed in this Statement of Additional Information. CSIM, AXA Rosenberg, J.P. Morgan Chase Bank, N.A., ISS Governance Services (a division of RiskMetrics Group) and State Street Bank and Trust Company, as service providers to the Funds, are currently receiving this information on a daily basis. RR Donnelley, as a service provider to the Funds, is currently receiving this information on a quarterly basis. PricewaterhouseCoopers, ALPS and Glass Lewis, as a service provider to the Funds, receives this information on a as-needed basis. Service providers will be subject to a duty of confidentiality with respect to any portfolio securities information whether imposed by the provisions of the service provider’s contract with the Trust or by the nature of the service provider’s relationship with the Trust. In accordance with the exemptive order issued by the SEC to iShares and procedures approved by the Trust’s Board of Trustees, the Trust will promptly notify iShares Funds in writing of any purchase or acquisition of shares of an iShares Fund that causes a Fund to hold (i) 5% or more of such iShares Fund’s total outstanding voting securities, and (ii) 10% or more of such iShares Fund’s total outstanding voting securities. In addition, the adviser or Subadviser will, upon causing a Fund to acquire more than 3% of an open-end iShares Fund’s outstanding shares, notify the open-end iShares Fund of the investment.
     A complete list of each Fund’s portfolio holdings is published on the Laudus website at www.laudus.com, under “Analysis & Commentary”, typically 60-80 days after the end of each Laudus Rosenberg Fund’s fiscal quarter (which is also a calendar quarter-end). The portfolio holdings information available on the Funds’ website is the same that is filed with the Securities and Exchange Commission on Form N-Q or Form N-CSR. The Funds provide on the website quarterly information regarding certain attributes of a Fund’s portfolio, such as a Fund’s top ten holdings, sector weightings, composition, credit quality and duration and maturity, as applicable. This information is generally updated within 20-30 days after the end of the fiscal quarter. The information on the website is publicly available to all categories of persons.
     Each Fund’s top ten holdings list is posted on Schwab.com monthly, typically with a 10-day lag. In addition to the top ten holdings information, the Funds also provide monthly information regarding certain attributes of a Fund’s portfolio, such as sector weightings, composition, credit quality, duration and maturity, as applicable. This information is available publicaly to all persons under “Research & Strategies” on Schwab.com.
     The Funds may disclose non-material information including commentary and aggregate information about the characteristics of a Fund in connection with or relating to a Fund or its portfolio securities to any person if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the complete portfolio securities of any Fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.
     Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning a Fund. Commentary and analysis includes, but is not limited to, the allocation of a Fund’s portfolio securities and other investments among various asset classes, sectors, industries, and countries, the characteristics of the stock components and other investments of a Fund, the attribution of Fund returns by asset class, sector, industry and country, and the volatility characteristics of a Fund.

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     Neither the Funds nor the Funds’ Adviser or subadviser may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.
DETERMINATION OF NET ASSET VALUE
     Each business day, each Fund calculates its share price, or NAV, as of the close of the New York Stock Exchange (“NYSE”). This means that NAVs are calculated using the values of each Fund’s portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available or the adviser deems them to be unreliable are required to be valued at fair value using procedures approved by the Board of Trustees. Each Fund uses approved pricing services to provide values for its portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last sales price that day, or, if there are no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Fixed income securities normally are valued based on valuations provided by approved pricing services. Securities may be fair valued pursuant to procedures approved by the Funds’ Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the Funds pursuant to the procedures.
PURCHASE AND REDEMPTION OF SHARES
     The Funds are open each day that the NYSE is open. The NYSE’s trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE’s trading session closes early. The following holiday closings are currently scheduled for 2009: New Year’s Day, Martin Luther King Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The procedures for purchasing shares of each of the Funds and for determining the offering price of such shares are described in the Prospectus. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of (i) $250,000 or (ii) 1% of the total net asset value of the Trust at the beginning of such period. The procedures for redeeming shares of each of the Funds are described in the Prospectus.
     The Laudus Rosenberg U.S. Small Capitalization Fund closed to new investors on October 15, 2003. As described in more detail in the Prospectus, existing shareholders may continue to purchase additional shares and receive dividends and/or distributions in the form of additional shares of the Fund. The Laudus Rosenberg International Small Capitalization Fund closed to all investors, effective May 31, 2007, except the Fund will continue to offer shares for purchase to certain qualified retirement plans that included (or offered) the Fund as an investment option prior to May 31, 2007.
     As described in the Prospectus, the Trust reserves the right, in its sole discretion, to reject purchase orders for shares of a Fund. As a general matter, the Trust expects that it will not accept purchase orders when the purchase price is to be paid by cash (in the form of actual currency), third party checks, checks payable in foreign currency, credit card convenience checks or traveler’s checks.

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     The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers have also been authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives such order. Such orders will be priced at the respective Fund’s net asset value per share next determined after such orders are received by an authorized broker or the broker’s authorized designee.
FINANCIAL STATEMENTS
     The Report of the Independent Registered Public Accounting Firm and financial statements of the Funds in the Funds’ Annual Reports for the period ended March 31, 2009 (the “Annual Reports”) are incorporated herein by reference to such Annual Reports. Copies of such Annual Reports are available without charge upon request by writing to Laudus Trust, P. O. Box 8032, Boston, Massachusetts 02266 or telephoning 1.800.447.3332.
     The financial statements incorporated by reference into this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

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APPENDIX A — OWNERS OF 5% OF SHARES OF A FUND

FUND	NAME	ADDRESS	PERCENT OWNED
Laudus Rosenberg US Small Capitalization Fund — Select Shares	CHARLES SCHWAB TRUST	215 FREMONT ST FL 6 SAN FRANCISCO CA 94105	11.09%

Laudus Rosenberg US Large Capitalization Fund — Investor Shares	CHARLES SCHWAB & CO., INC.,	101 MONTGOMERY ST SAN FRANCISCO CA 94104	7.93%

Laudus Rosenberg US Large Capitalization Fund — Select Shares	CHARLES SCHWAB TRUST	215 FREMONT ST FL 6 SAN FRANCISCO CA 94105	8.83%

Laudus Rosenberg International Equity Fund — Select Shares	CHARLES SCHWAB TRUST	215 FREMONT ST FL 6 SAN FRANCISCO CA 94105	19.90%

Laudus Rosenberg International Small Capitalization Fund — Select Shares	CHARLES SCHWAB TRUST	215 FREMONT ST FL 6 SAN FRANCISCO CA 94105	6.64%

Laudus Rosenberg Long/Short Equity Fund — Investor Shares	FBO SEI FINL ADVISORS CHARLES SCHWAB & CO INC	101 MONTGOMERY ST SAN FRANCISCO CA 94104	6.35%

Laudus Rosenberg Long/Short Equity Fund — Select Shares	CHARLES SCHWAB TRUST	215 FREMONT ST FL 6 SAN FRANCISCO CA 94105	8.07%

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FUND	NAME	ADDRESS	PERCENT OWNED
Laudus Rosenberg US Large Capitalization Value Fund — Select Shares	SCHWAB TARGET 2010 FUND (SWBRX)	101 MONTGOMERY ST SAN FRANCISCO CA 94104	8.60%

	SCHWAB TARGET 2020 FUND (SWCRX)	101 MONTGOMERY ST SAN FRANCISCO CA 94104	25.99%

	SCHWAB TARGET 2040 FUND (SWERX)	101 MONTGOMERY ST SAN FRANCISCO CA 94104	26.18%

	SCHWAB TARGET 2030 FUND (SWDRX)	101 MONTGOMERY ST SAN FRANCISCO CA 94104	29.00%

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APPENDIX B — DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES
Charles Schwab Investment Management, Inc.
The Charles Schwab Family of Funds
Schwab Investments
Schwab Capital Trust
Schwab Annuity Portfolios
Laudus Trust
Laudus Institutional Trust
Schwab Strategic Trust
Proxy Voting Policy and Procedures
As of February 2010
Charles Schwab Investment Management, Inc. (“CSIM”), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies and other clients for which it provides discretionary investment management services. CSIM’s Proxy Committee exercises and documents CSIM’s responsibility with regard to voting of client proxies (the “Proxy Committee”). The Proxy Committee is composed of representatives of CSIM’s Fund Administration, Legal, and Portfolio Management Departments, and chaired by CSIM’s Deputy Chief Investment Officer. The Proxy Committee reviews and, as necessary, may amend periodically these Procedures to address new or revised proxy voting policies or procedures. The policies stated in these Proxy Voting Policy and Procedures (the “CSIM Proxy Procedures”) pertain to all of CSIM’s clients.
The Boards of Trustees (the “Trustees”) of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios ( “Schwab Funds”) have delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. In addition, the Boards of Trustees (the “Trustees”) of Laudus Trust and Laudus Institutional Trust (“Laudus Funds”) and the Schwab Strategic Trust (“Schwab ETFs”; collectively, the Schwab Funds, the Laudus Funds and the Schwab ETFs are the “Funds”) have delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. The Trustees have adopted these Proxy Procedures with respect to proxies voted on behalf of the various Schwab Funds, Laudus Funds, and Schwab ETFs portfolios. CSIM will present amendments to the Trustees for approval. However, there may be circumstances where the Proxy Committee deems it advisable to amend the Proxy Procedures between regular Schwab Funds, Laudus Funds and Schwab ETFs Board meetings. In such cases, the Trustees will be asked to ratify any changes at the next regular meeting of the Board.
To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Glass Lewis & Co. (“Glass Lewis”) as an expert in the proxy voting and corporate governance area. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping.

Proxy Voting Policy
For investment companies and other clients for which CSIM exercises its responsibility for voting proxies, it is CSIM’s policy to vote proxies in the manner that CSIM and the Proxy Committee determine will maximize the economic benefit to CSIM’s clients. In furtherance of this policy, the Proxy Committee has received and reviewed Glass Lewis’ written proxy voting policies and procedures (“Glass Lewis’ Proxy Procedures”) and has determined that Glass Lewis’ Proxy Procedures, with the exceptions noted below, are consistent with the CSIM Proxy Procedures and CSIM’s fiduciary duty with respect to its clients. The Proxy Committee will review any material amendments to Glass Lewis’ Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM’s fiduciary duty with respect to its clients.
Except under each of the circumstances described below, the Proxy Committee will delegate to Glass Lewis responsibility for voting proxies, including timely submission of votes, on behalf of CSIM’s clients in accordance with Glass Lewis’ Proxy Procedures.
For proxy issues, that are determined by the Proxy Committee or the applicable portfolio manager or other relevant portfolio management staff to raise significant concerns with respect to the accounts of CSIM clients, the Proxy Committee will review the analysis and recommendation of Glass Lewis. Examples of factors that could cause a matter to raise significant concerns include, but are not limited to: issues whose outcome has the potential to materially affect the company’s industry, or regional or national economy, and matters which involve broad public policy developments which may similarly materially affect the environment in which the company operates. The Proxy Committee also will solicit input from the assigned portfolio manager and other relevant portfolio management staff for the particular portfolio security. After evaluating all such recommendations, the Proxy Committee will decide how to vote the shares and will instruct Glass Lewis to vote consistent with its decision. The Proxy Committee has the ultimate responsibility for making the determination of how to vote the shares in order to maximize the value of that particular holding.
With respect to proxies of an affiliated mutual fund, the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of the fund (i.e., “echo vote”), unless otherwise required by law. When required by law, the Proxy Committee will also “echo vote” proxies of an unaffiliated mutual fund. For example, certain exemptive orders issued to the Schwab Funds by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the Schwab Funds, under certain circumstances, to “echo vote” proxies of registered investment companies that serve as underlying investments of the Schwab Funds. When not required to “echo vote,” the Proxy Committee will delegate to Glass Lewis responsibility for voting proxies of an unaffiliated mutual fund in accordance with Glass Lewis’ Proxy Procedures.
In addition, with respect to holdings of The Charles Schwab Corporation (“CSC”) (ticker symbol: SCHW), the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of the fund (i.e., “echo vote”), unless otherwise required by law.

Exceptions from Glass Lewis’ Proxy Procedures: The Proxy Committee has reviewed the particular policies set forth in Glass Lewis’ Proxy Procedures and has determined that the implementation of custom policies in the following is consistent with CSIM’s fiduciary duty with respect to its clients:
•	Independent Chairman: With respect to shareholder proposals requiring that a company chairman’s position be filled by an independent director, the Proxy Committee has instructed Glass Lewis to vote against such proposals unless the company does not meet the applicable minimum total shareholder return threshold, as calculated below. In cases where a company fails to meet the threshold, the Proxy Committee has instructed Glass Lewis to vote the shareholder proposals requiring that the chairman’s position be filled by an independent director in accordance with Glass Lewis’ Proxy Procedures. Additionally, with respect to the election of a director who serves as the governance committee chair (or, in the absence of a governance committee, the chair of the nominating committee), the Proxy Committee has instructed Glass Lewis to vote for the director in cases where the company chairman’s position is not filled by an independent director and an independent lead or presiding director has not been appointed.
•	Classified Boards: With respect to shareholder proposals declassifying a staggered board in favor of the annual election of directors, the Proxy Committee has instructed Glass Lewis to vote against such proposals unless the company does not meet the applicable minimum total shareholder return threshold, as calculated below. In cases where a company fails to meet the threshold, the Proxy Committee has instructed Glass Lewis to vote the shareholder proposals declassifying a staggered board in favor of the annual election of directors in accordance with Glass Lewis’ Proxy Procedures.
Glass Lewis uses a three-year total return performance methodology to calculate the applicable minimum total shareholder return threshold. For Russell 3000 Index constituents, if a company’s total annual shareholder return is in the bottom 25% of Russell 3000 constituent companies’ total annual shareholder returns for three consecutive years, the company will be deemed not to have met the threshold. For companies not in the Russell 3000 Index, the universe of companies used for the minimum total shareholder return threshold calculation is all Glass Lewis covered companies outside of the Russell 3000 Index.
There may be circumstances in which Glass Lewis does not provide an analysis or recommendation for voting a security’s proxy. In that event, and when the criteria set forth below are met, two members of the Proxy Committee, including at least one representative from equity Portfolio Management, may decide how to vote such proxy in order to maximize the value of that particular holding. The following criteria must be met: (1) For each Fund that holds the security in its portfolio, the value of the security must represent less than one tenth of one cent in the Fund’s NAV, and (2) the security’s value must equal less than $50,000 in the aggregate across all of the Funds and separate accounts that hold this security. Any voting decision made under these circumstances will be reported to the Proxy Committee at its next scheduled meeting. If the criteria are not met, the Proxy Committee may meet to decide how to vote such proxy.

Conflicts of Interest. Except as described above for proxies of mutual funds, CSC and exceptions to Glass Lewis’ Proxy Procedures, where proxy issues present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM’s clients, CSIM will delegate to Glass Lewis responsibility for voting such proxies in accordance with Glass Lewis’ Proxy Procedures,. The CSIM Legal Department is responsible for developing procedures to identify material conflicts of interest.
Voting Foreign Proxies. CSIM has arrangements with Glass Lewis for voting proxies. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities, due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:
•	proxy statements and ballots written in a foreign language;

•	untimely and/or inadequate notice of shareholder meetings;

•	restrictions of foreigner’s ability to exercise votes;

•	requirements to vote proxies in person;

•	requirements to provide local agents with power of attorney to facilitate CSIM’s voting instructions.
In consideration of the foregoing issues, Glass Lewis uses its best-efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote. In addition, certain foreign countries impose restrictions on the sale of securities for a period of time in proximity to the shareholder meeting. To avoid these trading restrictions, the Proxy Committee instructs Glass Lewis not to vote such foreign proxies.
Securities Lending Programs. Certain of the Funds enter into securities lending arrangements with lending agents to generate additional revenue for their portfolios. In securities lending arrangements, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the lender retains the right to recall a security and may then exercise the security’s voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. CSIM will use its best efforts to recall a Fund’s securities on loan and vote such securities’ proxies if (a) the proxy relates to a special meeting of shareholders of the issuer (as opposed to the issuer’s annual meeting of shareholders), or (b) the Fund owns more than 5% of the outstanding shares of the issuer. Further, it is CSIM’s policy to use its best efforts to recall securities on loan and vote such securities’ proxies if CSIM determines that the proxies involve a material event affecting the loaned securities. CSIM may utilize third-party service providers to assist it in identifying and evaluating whether an event is material. CSIM may also recall securities on loan and vote such securities’ proxies in its discretion.

Sub-Advisory Relationships. For investment companies or other clients that CSIM has delegated day-to-day investment management responsibilities to an investment adviser, CSIM may delegate its responsibility to vote proxies with respect to such investment companies’ or other clients’ securities. Each Sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities as it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser’s proxy voting policy to ensure that each Sub-adviser’s proxy voting policy is generally consistent with the maximization of economic benefits to the investment company or other client.
Reporting and Record Retention
CSIM will maintain, or cause Glass Lewis to maintain, records that identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients proxy voting records and procedures.
CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940 and the rules and regulations thereunder.

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I. A Board Of Directors That
Serves The Interests Of Shareholders
ELECTION OF DIRECTORS
The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.
Independence
The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s service track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.
We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.
Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:
Independent Director — An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years1 before the inquiry are usually considered “current” for purposes of this test.
In our view, a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position. Glass Lewis applies a

[1]	NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look back period to directors who have previously served as executives of the company on an interim basis for less than one year.

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three-year look back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look back.
Affiliated Director — An affiliated director has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company2. This includes directors whose employers have a material financial relationship with the company3. ln addition, we view a director who owns or controls 20% or more of the company’s voting stock as an affiliate.
We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.
Inside Director — An inside director simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.
Definition of “Material” : A material relationship is one in which the dollar value exceeds: (i) $50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or (ii) $120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm where the company pays the firm, not the individual, for services. This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive; 4 and any aircraft and real estate dealings between the company and the director’s firm; or (iii) 1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).
Definition of “ Familial”: Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if the director has a family member who is employed by the company and who receives compensation of $120,000 or more per year or the compensation is not disclosed.
Definition of “ Company”: A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

[2]	If a company classifies one of its non-employee directors as non-independent, Glass Lewis will classify that director as an affiliate.

[3]	We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”

[4]	We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity.

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Voting Recommendations on the Basis of Board Independence
Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically5 recommend voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold6.
In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman’s presence.
In addition, we scrutinize avowedly “independent” chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.
Committee Independence
We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance cornmittees.[7] We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.
Independent Chairman
Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chairman creates a better governance structure than a combined CEO/chairman position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals the board set. This is needlessly complicated when a CEO chairs the board, since a CEO/chairman presumably will have a significant influence over the board.
It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/ chairman controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.
A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.

[5]	With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the affiliates or insiders who are up for election just to achieve two-thirds independence.

[6]	Where a director serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership, we will generally consider him/her to be affiliated but will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.

[7]	We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.

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Likewise, an independent chairman can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.
Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.
We recognize that empirical evidence regarding the separation of these two roles remains inconclusive. However, Glass Lewis believes that the installation of an independent chairman is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management.
We do not recommend that shareholders vote against CEOs who chair the board. However, we typically encourage our clients to support separating the roles of chairman and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.
Performance
The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.
Voting Recommendations on the Basis of Performance
We disfavor directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:
1. A director who fails to attend a minimum of 75% of the board meetings or 75% of the total of applicable committee meetings and board meetings[8].

2. A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).

3. A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.

4. A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

5. All directors who served on the board if, for the last three years, the company’s performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

[8]	However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

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Audit Committees and Performance
Audit committees play an integral role in overseeing the financial reporting process because “[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important.9
When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:
A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting — the full board including the audit committee, financial management including the internal auditors, and the outside auditors — form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.
Standards for Assessing the Audit Committee
For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”10
We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller or similar experience. While we will not necessarily vote against members of an audit committee when such expertise is lacking, we are more likely to vote against committee members when a problem such as a restatement occurs and such expertise is lacking.
Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

[9]	Audit Committee Effectiveness — What Works Best.” PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.

[10]	10 Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

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When assessing the decisions and actions of the audit committee, we typically defer to its judgment and would vote in favor of its members, but we would recommend voting against the following members under the following circumstances:11
1. All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.
2. The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.
3. The audit committee chair, if the audit committee did not meet at least 4 times during the year.
4. The audit committee chair, if the committee has less than three members.
5. Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.
6. All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.
7. The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).
8.All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are now prohibited by the PCAOB.
9. All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.
10. All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry. 11. The audit committee chair12 if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

[11]	Where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

[12]	In all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.

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12. All members of an audit committee where the auditor has resigned and reported that a section 10A13 letter has been issued.
13. All members of an audit committee at a time when material accounting fraud occurred at the company.
14. All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:
•	The restatement involves fraud or manipulation by insiders;

•	The restatement is accompanied by an SEC inquiry or investigation;

•	The restatement involves revenue recognition;

•	The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or

•	The restatement results in a greater than 5%adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.
15. All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last 5 quarters.
16. All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).
17. All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.
18. All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed.
19. All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.14
20. All members of the audit committee who served since the date of the company’s last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.
We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.
Compensation Committee Performance

[13]	Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.

[14]	The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.

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Compensation committees have the final say in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.
Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.
Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. Lax controls can and have contributed to conflicting information being obtained, for example through the use of nonobjective consultants. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.
Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (CD&A) report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as management-submitted advisory compensation vote proposals, which allow shareholders to vote on the compensation paid to a company’s top executives.
In our evaluation of the CD&A, we examine, among other factors, the following:
1. The extent to which the company uses appropriate performance goals and metrics in determining overall compensation as an indication that pay is tied to performance.
2. How clearly the company discloses performance metrics and goals so that shareholders may make an independent determination that goals were met.
3. The extent to which the performance metrics, targets and goals are implemented to enhance company performance and encourage prudent risk-taking.
4. The selected peer group(s) so that shareholders can make a comparison of pay and performance across the appropriate peer group.
5. The extent to which the company benchmarks compensation levels at a specific percentile of its peer group along with the rationale for selecting such a benchmark.
6. The amount of discretion granted management or the compensation committee to deviate from defined performance metrics and goals in making awards, as well as the appropriateness of the use of such discretion.

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We provide an overall evaluation of the quality and content of a company’s executive compensation policies and procedures as disclosed in a CD&A as either good, fair or poor.
We evaluate compensation committee members on the basis of their performance while serving on the compensation committee in question, not for actions taken solely by prior committee members who are not currently serving on the committee. At companies that provide shareholders with non-binding advisory votes on executive compensation (“Say-on-Pay”), we will use the Say-on-Pay proposal as the initial, primary means to express dissatisfaction with the company’s compensation polices and practices rather than recommending voting against members of the compensation committee (except in the most egregious cases).
When assessing the performance of compensation committees, we will recommend voting against for the following:15
1. All members of the compensation committee who are up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in our pay-for-performance analysis) when shareholders are not provided with an advisory vote on executive compensation.[16]

2. Any member of the compensation committee who has served on the compensation committee of at least two other public companies that received F grades in our pay-for-performance model and who is also suspect at the company in question.

3. The compensation committee chair if the company received two D grades in consecutive years in our pay-for-performance analysis, and if during the past year the Company performed the same as or worse than its peers.[17]

4. All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.

5. All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.

6. All members of the compensation committee if excessive employee perquisites and benefits were allowed.

[15]	Where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

[16]	Where there are multiple CEOs in one year, we will consider not recommending against the compensation committee but will defer judgment on compensation policies and practices until the next year or a full year after arrival of the new CEO. In addition, if a company provides shareholders with a Say-on-Pay proposal and receives an F grade in our pay-for-performance model, we will recommend that shareholders only vote against the Say-on-Pay proposal rather than the members of the compensation committee, unless the company exhibits egregious practices. However, if the company receives successive F grades, we will then recommend against the members of the compensation committee in addition to recommending voting against the Say-on-Pay proposal.

[17]	In cases where the company received two D grades in consecutive years, but during the past year the company performed better than its peers or improved from a D to an F grade year over year, we refrain from recommending to vote against the compensation chair. In addition, if a company provides shareholders with a Say-on-Pay proposal in this instance, we will consider voting against the advisory vote rather than the compensation committee chair unless the company exhibits unquestionably egregious practices.

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7. The compensation committee chair if the compensation committee did not meet during the year, but should have (e.g., because executive compensation was restructured or a new executive was hired).

8. All members of the compensation committee when the company repriced options within the past two years and we would not have supported the repricing (e.g., officers and directors were allowed to participate).

9. All members of the compensation committee when vesting of in-the-money options is accelerated or when fully vested options are granted.

10. All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

11. All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.

12. All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

13. The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

14. All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.[18]
Nominating and Governance Committee Performance
The nominating and governance committee, as an agency for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the board is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote.
Regarding the nominating and or governance committee, we will recommend voting against the following:19
1. All members of the governance committee[20] during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and

[18]	In all other instances (i.e. a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.

[19]	Where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

[20]	If the board does not have a governance committee (or a committee that serves such a purpose), we recommend voting against the entire board on this basis.

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their rights — i.e., where the proposal received enough shareholder votes (at least a majority) to allow the board to implement or begin to implement that proposal.[21] Examples of these types of shareholder proposals are majority vote to elect directors and to declassify the board.

2. The governance committee chair,[22] when the chairman is not independent and an independent lead or presiding director has not been appointed.[23] We note that each of the Business Roundtable, The Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent.

3. In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.

4. The governance committee chair, when the committee fails to meet at all during the year.

5. The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e. the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing an average shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock-exchange listing requirements).
Regarding the nominating committee, we will recommend voting against the following:24
1. All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

2. The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., because new directors were nominated or appointed since the time of the last annual meeting).

3. In the absence of a governance committee, the nominating committee chair[25] when the chairman is not independent, and an independent lead or presiding director has not been appointed.[26]

[21]	Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.

[22]	If the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.

[23]	We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against as if there were no lead or presiding director.

[24]	Where we would recommend is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

[25]	If the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.

[26]	In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.

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4.	The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the beard.[27]

5.	The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.[28]
     Board-level Risk Management Oversight
Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firm have significant hedging or trading strategies, including financial and non-financial derivatives, those firms should also have a chief risk officer and a risk committee.
When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee contributed to the loss through poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)29, we will consider recommending to vote against the chairman of the board on that basis. However, we generally would not recommend voting against a combined chairman/CEO except in egregious cases.
     Experience
We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred appearing at companies that follow these same patterns. Glass Lewis has a proprietary database of every officer and director serving at 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.
     Voting Recommendations on the Basis of Director Experience
We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight,

[27]	In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.

[28]	Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the validity of the issue(s) that initially raised shareholder concern, follow-up on such matters, and only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 25% or more) vote against based on the same analysis.

[29]	A committee responsible for risk management could be a dedicated risk committee, or another board committee, usually the audit committee but occasionally the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.

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overcompensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders.30
Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.
     Other Considerations
In addition to the three key characteristics — independence, performance, experience — that we use to evaluate board members, we consider conflict-of-interest issues in making voting recommendations.
     Conflicts of Interest
We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of affiliated or inside directors:
1. A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Because of the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

2. A director who is on an excessive number of boards: We will typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards and any other director who serves on more than six public company boards typically receives an against recommendation from Glass Lewis. Academic literature suggests that one board takes up approximately 200 hours per year of each member’s time. We believe this limits the number of boards on which directors can effectively serve, especially executives at other companies.[31] Further, we note a recent study has shown that the average number of outside board seats held by CEOs of S&P 500 companies is 0.7, down from 0.9 in 2004 and 1.6 in 1999.[32]

3. A director, or a director who has an immediate family member, providing consulting or other material professional services to the company: These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.

4. A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting

[30]	We typically apply a three-year look-back to such issues and also research to see whether the responsible directors have been up for election since the time of the failure, and if so, we take into account the percentage of support they received from shareholders.

[31]	Our guidelines are similar to the standards set forth by the NACD in its “Report of the NACD Blue Ribbon Commission on Director Professionalism, ” 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in its “Corporate Governance Best Practices: A Blueprint for the Post-Enron Era,” 2002, p. 17), which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards, and others should not serve on more than six boards.

[32]	Spencer Stuart Board Index, 2009, p. 19

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to more than $50,000: Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

5. Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.[33]

6. All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.
     Size of the Board of Directors
While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.
To that end, we typically recommend voting against the chairman of the nominating committee at a board with fewer than five directors. With boards consisting of more than 20 directors, we typically recommend voting against all members of the nominating committee (or the governance committee, in the absence of a nominating committee).34
     Controlled Companies
Controlled companies present an exception to our independence recommendations. The board’s function is to protect shareholder interests; however, when an individual or entity owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.
     Independence Exceptions
The independence exceptions that we make for controlled companies are as follows:
1. We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

2. The compensation committee and nominating and governance committees do not need to consist solely of independent directors.

[33]	There is no look-back period for this situation. This only applies to public companies and we only footnote it for the non-insider.

[34]	The Conference Board, at p. 23 in its report “Corporate Governance Best Practices, ld.,” quotes one of its roundtable participants as stating, “[w]hen you’ve got a 20 or 30 person corporate board, it’s one way of assuring that nothing is ever going to happen that the CEO doesn’t want to happen.”

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a. We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.

b. Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.
3. Controlled companies do not need an independent chairman or an independent lead or presiding director. Although an independent director in a position of authority on the board — such as chairman or presiding director — can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

4. Where an individual or entity owns more than 50% of a company’s voting power but the company is not a “controlled” company as defined by relevant listing standards, we apply a lower independence requirement of a majority of the board but keep all other standards in place. Similarly, where an individual or entity holds between 20-50% of a company’s voting power, but the company is not “controlled” and there is not a “majority” owner, we will allow for proportional representation on the board based on the individual or entity’s percentage of ownership.
     Size of the Board of Directors
We have no board size requirements for controlled companies.
     Audit Committee Independence
We believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.
Mutual Fund Boards
Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.
The following mutual fund policies are similar to the policies for regular public companies:
1. Size of the board of directors: The board should be made up of between five and twenty directors.

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2. The CFO on the board: Neither the CFO of the fund nor the CFO of the fund’s registered investment adviser should serve on the board.

3. Independence of the audit committee: The audit committee should consist solely of independent directors.

4. Audit committee financial expert: At least one member of the audit committee should be designated as the audit committee financial expert.
The following differences from regular public companies apply at mutual funds:
1. Independence of the board: We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

2. When the auditor is not up for ratification: We do not recommend voting against the audit committee if the auditor is not up for ratification because, due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

3. Non-independent chairman: The SEC has proposed that the chairman of the fund board be independent. We agree that the roles of a mutual fund’s chairman and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chairman of an investment company’s nominating committee as well as the chairman of the board if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chairman and we agree with them that “an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser.” (See the comment letter sent to the SEC in support of the proposed rule at http://sec.gov/rules/proposed/s70304/ s70304-179.pdf)
DECLASSIFIED BOARDS
Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.
Empirical studies have shown: (i) companies with staggered boards reduce a firm’s value; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.
In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Research shows that shareholders are worse off when a staggered board blocks a transaction. A study by a group of Harvard Law professors concluded that companies whose staggered boards prevented a takeover “reduced shareholder returns for targets ... on the order of eight to ten

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percent in the nine months after a hostile bid was announced.”35 When a staggered board negotiates a friendly transaction, no statistically significant difference in premiums occurs.36
During a March 2004 Glass Lewis Proxy Talk on staggered boards, the proponents of staggered boards could not identify research showing that staggered boards increase shareholder value. The opponents of such a structure marshaled significant support for the proposition that, holding everything else constant, classified boards reduce shareholder value. Lucian Bebchuk, a Harvard Law professor who studies corporate governance issues, concluded that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”37
Shareholders have increasingly come to agree with this view. In 2008 only 40% of U.S. companies had a classified board structure, down from approximately 60% of companies in 2004. Clearly, more shareholders have supported the repeal of classified boards. Resolutions relating to the repeal of staggered boards garnered on average over 70% support among shareholders in 2008, whereas in 1987, only 16.4% of votes cast favored board declassification.
Given the empirical evidence suggesting staggered boards reduce a company’s value and the increasing shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.
MANDATORY DIRECTOR RETIREMENT PROVISIONS
Director Term and Age Limits
Glass Lewis believes that director age and term limits typically are not in shareholders’ best interests. Too often age and term limits are used by boards as a crutch to remove board members who have served for an extended period of time. When used in that fashion, they are indicative of a board that has a difficult time making “tough decisions.”
Academic literature suggests that there is no evidence of a correlation between either length of tenure or age and director performance. On occasion, term limits can be used as a means to remove a director for boards that are unwilling to police their membership and to enforce turnover. Some shareholders support term limits as a way to force change when boards are unwilling to do so.
While we understand age limits can be a way to force change where boards are unwilling to make changes on their own, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Further, age limits unfairly imply that older (or, in rare cases, younger) directors cannot contribute to company oversight. A director’s experience can be valuable to shareholders because directors navigate complex and critical issues when serving on a board.
In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. However, we support periodic director rotation to ensure a fresh perspective in the boardroom and the generation of new ideas and business strategies. We believe the board should implement such rotation instead of relying on arbitrary limits. When necessary, shareholders can address the issue of director rotation through director elections.

[35]	Lucian Bebchuk, John Coates, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” December 2002, page 1.

[36]	Id. at 2 (“Examining a sample of seventy-three negotiated transactions from 2000 to 2002, we find no systematic benefits in terms of higher premia to boards that have [staggered structures].”).

[37]	Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).

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We believe that shareholders are better off monitoring the board’s approach to corporate governance and the board’s stewardship of company performance rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.
However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.
REQUIRING TWO OR MORE NOMINEES PER BOARD SEAT
In an attempt to address lack of access to the ballot, shareholders sometimes propose that the board give shareholders a choice of directors for each open board seat in every election. However, we feel that policies requiring a selection of multiple nominees for each board seat would discourage prospective directors from accepting nominations. A prospective director could not be confident either that he or she is the board’s clear choice or that he or she would be elected. Therefore, Glass Lewis generally will vote against such proposals.
SHAREHOLDER ACCESS
The SEC proposal: Shareholders have continuously sought a way to have a voice in director elections in recent years. Most of these efforts have centered on regulatory change at the SEC over the past several years. In July of 2007, the SEC responded by issuing two proposed rules, one to allow certain shareholders to submit director nominations for inclusion on management’s proxy and the second to disallow shareholder access proposals from being submitted by shareholders. The former rule did not pass but the latter rule was subsequently approved by the SEC in November of 2007, allowing companies to exclude shareholder access proposals from their proxy statements, in effect reverting to the SEC position prior to AFSCME’s challenge, ultimately upheld by the Second Circuit Court of Appeals, of the SEC’s decision to allow AIG to exclude the group’s access proposal.
During this window of opportunity prior to the SEC’s final rulemaking in November, three companies faced access proposals in 2007. The proposals received considerable votes in favor, garnering nearly 40% support at Hewlett Packard, 42% support at UnitedHealth and passing with 51% of the votes at Cryo-Cell International.
More recently, in June 2009 the SEC released proposed Rule 14a-11, which, if adopted would require most companies to include shareholder nominees for directors in company proxy materials under certain circumstances– namely if the shareholder(s) seeking to nominate directors beneficially owned shares in the company for at least one year, as well as met an ownership threshold based on a sliding scale depending on the company’s size. Since the release of proposed Rule 14a-ll, the SEC has reviewed over 500 public comment letters regarding the rule and has therefore deferred voting on the proposed rule until early 2010. As a result, it is unlikely shareholders will have the opportunity to vote on access proposals in 2010.
MAJORITY VOTE FOR THE ELECTION OF DIRECTORS
In stark contrast to the failure of shareholder access to gain acceptance, majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

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While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.
During 2009 Glass Lewis tracked 46 proposals to require a majority vote to elect directors at annual meetings in the U.S., up from 24 such proposals in 2008, but down from 54 proposals during 2007 and 147 proposals during 2006. The general decline in the number of proposals being submitted was a result of many companies adopting some form of majority voting, including well over 2/3 of companies in the S&P 500 index. During 2009 these proposals received on average 59% shareholder support (based on for and against votes), up from 54% in 2008.
The plurality vote standard
Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including himself, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard was the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.” This was of particular concern during the 1980s, an era of frequent takeovers and contests for control of companies.
Advantages of a majority vote standard
If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.
We believe that a majority vote standard will likely lead to more attentive directors. Occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests in favor of other interests that conflict with those of investors. Glass Lewis will generally support proposals calling for the election of directors by a majority vote except for use in contested director elections.
In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (e.g., Ashland Inc.) to actually requiring a majority vote of outstanding shares to elect directors (e.g., Intel).
We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

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II. Transparency and Integrity of Financial Reporting

AUDITOR RATIFICATION
The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:
“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”
As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability .... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”38
Voting Recommendations on Auditor Ratification
We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, we usually recommend voting against the entire audit committee.
Reasons why we may not recommend ratification of an auditor include:
1. When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

[38]	“Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.

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2. Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.[39]

3. When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.

4. When audit fees are excessively low, especially when compared with other companies in the same industry.

5. When the company has aggressive accounting policies.

6. When the company has poor disclosure or lack of transparency in its financial statements.

7. Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures.

8. We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.
We typically support audit-related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).
PENSION ACCOUNTING ISSUES
A pension accounting question often raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.
Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

[39]	An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

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III. The Link Between Compensation and Performance
Glass Lewis carefully reviews the compensation awarded to senior executives. We believe that this is an important area in which the board’s priorities are revealed. However, as a general rule, Glass Lewis does not believe shareholders should be involved in the design, negotiation, management or approval of compensation packages. Such matters should be left to the compensation committee, which can be held accountable for its decisions through their election.
However, Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis has a proprietary pay-for-performance model that evaluates the pay of the top five executives at US companies. Our model benchmarks these executives’ pay against their performance using four peer groups for each company: an industry peer group, a smaller sector peer group, a group of similar size companies and a geographic peer group. Using a forced curve and a school letter-grade system, we rank companies according to their pay-for-performance and recommend voting against compensation committees of companies failing our pay-for-performance analysis.
We use this analysis to inform our voting decisions on each of the compensation issues that arise on the ballot. Likewise, we use this analysis in our evaluation of the compensation committee’s performance.
Full Disclosure of Executive Compensation
Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. Performance metrics vary and may include items such as revenue growth, targets, or human resources issues.
However, we are concerned when a proposal goes too far in the level of detail that it requests for executives other than the most high-ranking leaders of the company. Shareholders are unlikely to need or be able to use compensation information for employees below the level of the most senior corporate officers.
Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.
Advisory Vote on Executive Compensation (“Say-on-Pay”)
The practice of approving a company’s compensation reports is standard practice in many non-US countries, and has been a requirement for companies in the United Kingdom since 2002 and in Australia since 2005. More recently, such proposals have been gaining traction in the United States. Beginning with AFLAC in 2008, over a dozen US companies began to voluntarily provide shareholders with an advisory vote prior to 2009. However, in February of 2009 the U.S. government implemented the American Recovery and Reinvestment Act, which required all companies that participated in the

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Capital Purchase Program (“CPP”) under the US Treasury’s Troubled Asset Relief Program (“TARP”) to provide shareholders with a separate shareholder vote to approve executive compensation. Glass Lewis reviewed over 280 of these Say-on-Pay proposals in 2009. As the US Treasury Department, the SEC and Congress contemplate proposed federal regulation in 2010 that would mandate advisory votes at all US public companies, shareholders should anticipate Say-on-Pay becoming a routine item at annual meetings in the years ahead.
Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. Not only can the specific resolutions vary from company to company, but we believe the compensation-related disclosure must be examined in the context of each company’s distinct industry as well as its historic pay-for-performance practices. Although Say-on-Pay proposals are non-binding, a high level of “against” or “abstain” votes demonstrate a lack of shareholder confidence in a company’s compensation policies and procedures. Therefore, after determining the specific aspects of disclosure actually being voted on (i.e., the CD&A, the summary compensation tables, and/or any related material), we focus on the following main factors when reviewing Say-on-Pay proposals:
•	The overall design and structure of the Company’s executive compensation program;

•	The link between compensation and performance as indicated by the Company’s current and past pay-for-performance grades;

•	The quality and content of the Company’s CD&A disclosure and

•	Any significant changes or modifications made to the Company’s compensation structure or award amounts, including base salaries.
In cases where our analysis reveals a compensation structure in drastic need of reform, we will recommend that shareholders vote against the Say-on-Pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay for performance grades), unclear or questionable disclosure regarding the overall compensation structure (i.e., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (i.e., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.
Limits on Executive Compensation
Generally, Glass Lewis believes shareholders should not be directly involved in setting executive pay. Such matters should be left to the compensation committee. We view the election of compensation committee members as the appropriate mechanism for shareholders to express their disapproval or support of board policy on executive pay. Further, we believe that companies whose pay-for-performance is in line with their peers should be able to pay their executives in a way that drives growth and profit, without destroying ethical values, giving consideration to their peers’ comparable size and performance.
However, Glass Lewis favors performance-based compensation as an effective way to motivate executives to act in shareholders’ best interests. Performance-based pay may be limited if CEO pay is capped at a low level rather than flexibly tied to company performance.
Limits on Executive Stock Options
Stock options are a common form of executive compensation. Making options a part of compensation may be an effective way to attract and retain experienced executives and other key employees. Tying a portion of an executive’s pay to company performance also provides a good incentive for executives to

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maximize share value. Thus, we typically recommend that our clients oppose caps on executive stock options. However, stock option plans should prohibit re-pricing or vesting acceleration of the options.
Equity-Based Compensation Plans
Glass Lewis evaluates option- and other equity-based compensation plans using a detailed model and analyst review. We believe that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance.
Equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, our model and analysis takes into account factors such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions.
Our analysis is quantitative and focused on the plan’s cost as compared with the business’s operating metrics. We run twenty different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.
In our analysis, we compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the option plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm create enterprise value and not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because we believe that academic literature proves that some absolute limits are warranted.
We evaluate option plans based on ten overarching principles:
1. Companies should seek more shares only when needed.

2. Plans should be small enough that companies need shareholder approval every three to four years (or more frequently).

3. If a plan is relatively expensive, it should not grant options solely to senior executives and board members.

4. Annual net share count and voting power dilution should be limited.

5. Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group.

6. The expected annual cost of the plan should be proportional to the business’s value.

7. The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results.

8. Plans should deliver value on a per-employee basis when compared with programs at peer companies.

9. Plans should not permit re-pricing of stock options.

10. Plans should not contain excessively liberal administrative or payment terms.

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Option Exchanges
Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.
We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.
In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck. Re-pricing is tantamount to re-trading.
There is one circumstance in which a repricing or option exchange program is acceptable: if macroeconomic or industry trends cause a stock’s value to decline dramatically, rather than specific company issues, and repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will support a repricing only if the following conditions are true:
(i) officers and board members do not participate in the program;

(ii) the stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

(iii) the exchange is value-neutral or value-creative to shareholders with very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and

(iv) management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.
Performance-Based Options
Shareholders commonly ask boards to adopt policies requiring that a significant portion of future stock option grants to senior executives be based on performance. Performance-based options are options where the exercise price is linked to an industry peer group’s stock-performance index.
Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and the company’s performance warrants such rewards. While we do not believe that equity-based pay plans for all employees should be based on overall company performance, we do support such limitations for equity grants to senior executives (although some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment or in emerging industries).
Boards often argue that basing option grants on performance would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach to attract executives with the ability to guide the company toward its targets. If the board believes in performance-based pay for executives, then these proposals requiring the same should not hamper the board’s ability to create equity-based compensation plans.
We generally recommend that shareholders vote in favor of performance-based option requirements.

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Option Backdating, Spring-Loading, and Bullet-Dodging
Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return. Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.
Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.
The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.
A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.40
Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.
Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.
When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.
162(m) Plans
Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO,

[40]	Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.

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upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans.
We believe the best practice for companies is to provide reasonable disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that these proposals include: specific performance goals, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.
We typically recommend against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company’s peers.
The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of reasonable pay relative to business performance, we are not typically inclined to recommend against a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.
As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards, it will only prevent the tax deduction associated with them.
Director Compensation Plans
Glass Lewis believes that non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. But excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required.
Glass Lewis uses a proprietary model and analyst review to evaluate the costs of those plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to assist in making our voting recommendations on director compensation plans.

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IV. GOVERNANCE STRUCTURE AND THE SHAREHOLDER FRANCHISE
ANTI-TAKEOVER MEASURES
Poison Pills (Shareholder Rights Plans)
Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.
We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.
In certain circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes the following attributes: (i) The form of offer is not required to be an all-cash transaction; (ii) the offer is not required to remain open for more than 90 business days; (iii) the offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms; (iv) there is no fairness opinion requirement; and (v) there is a low to no premium requirement. Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.
NOL Poison Pills
Similarly, Glass Lewis may consider supporting a limited poison pill in the unique event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”41 ln this case, a company may adopt or amend a poison pill (“NOL pill”) in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.
Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of

[41]	Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

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the plan is limited in duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.
Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.
Fair Price Provisions
Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.
The effect of a fair price provision is to require approval of any merger or business combination with an “interested stockholder” by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.
Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.
Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.
REINCORPORATION
In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

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However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the Company benefit from shifting jurisdictions including the following:
1. Is the board sufficiently independent?
2. Does the Company have anti-takeover protections such as a poison pill or classified board in place?
3. Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?
4. Do shareholders have the right to call special meetings of shareholders?
5. Are there other material governance issues at the Company?
6. Has the Company’s performance matched or exceeded its peers in the past one and three years?
7. How has the Company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?
8. Does the company have an independent chairman?
We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.
AUTHORIZED SHARES
Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:
(i) Stock Split — We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.
(ii) Shareholder Defenses — Additional authorized shares could be used to bolster takeover defenses such as a “poison pill.” Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.
(iii) Financing for Acquisitions — We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.
(iv) Financing for Operations — We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

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Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares.
While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.
ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER BALLOT PROPOSALS
We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.
These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.
We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.
VOTING STRUCTURE
Cumulative Voting
We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.
Cumulative voting is a process that maximizes minority shareholders’ ability to ensure representation of their views on the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.
Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.
Academic literature indicates that where a highly independent board is in place and the company has a shareholder-friendly governance structure, shareholders may be better off without cumulative voting. The analysis underlying this literature indicates that shareholder returns at firms with good governance

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structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.
Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.
Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.
Supermajority Vote Requirements
Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.
TRANSACTION OF OTHER BUSINESS AT AN ANNUAL OR SPECIAL MEETING OF SHAREHOLDERS
We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before the annual meeting. In our opinion, granting unfettered discretion is unwise.
ANTI-GREENMAIL PROPOSALS
Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.
MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS
Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:
•	The terms of any amended advisory or sub-advisory agreement;

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•	Any changes in the fee structure paid to the investment advisor; and

•	Any material changes to the fund’s investment objective or strategy.
We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.
In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally contemplated, and which could therefore potentially negatively impact some investors’ diversification strategies.

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V. Environmental, Social and Governance Shareholder Initiatives
Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination or removal of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards, both discussed in detail above. We generally recommend supporting proposals likely to increase or protect shareholder value and/or promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals seeking to promote director accountability and to improve compensation practices especially those promoting a closer link between compensation and performance.
However, we typically prefer to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board except when there is a clear link between the proposal and economic or financial value enhancement or risk mitigation for the firm. We feel strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process.
Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability, including majority voting for director elections, and then put in place a board they can trust to make informed and careful decisions that are in the best interests of the business and its owners. We believe shareholders should hold directors accountable for management and policy decisions through director elections. However, we recognize that support of appropriately crafted shareholder initiatives that provide shareholders with increased information, and that allow the board sufficient flexibility can, in some cases, serve to promote or protect shareholder value. The following is a discussion of Glass Lewis’ approach to certain common shareholder resolution proposals. We note that the following is not an exhaustive list of all shareholder proposals analyzed or expected.
GOVERNANCE
Right of Shareholders to Call a Special Meeting
Glass Lewis strongly supports the right of shareholders to call special meetings. Thus we believe in certain circumstances shareholders should have the ability to call meetings of shareholders between annual meetings to consider matters that require prompt attention. However, in order to prevent abuse and waste of corporate resources by a small minority of shareholders, we believe that shareholders representing at least a sizable minority of shares must support such a meeting prior to its calling. Should the threshold be set too low, companies might frequently be subjected to meetings whose effect could be the disruption of normal business operations in orderto focus on the interests of only a small minority of owners. Typically we believe this threshold should not fall below 10-15% of shares, depending on company size.
In our evaluation whether to recommend supporting such proposals, we consider the following:
• Company size
• Shareholder base in both percentage of ownership and type of shareholder (e.g., hedge fund, activist investor, mutual fund, pension fund, etc.)

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•	Responsiveness of board and management to shareholders evidenced by progressive shareholder rights policies (e.g., majority voting, declassifying boards, etc.) and reaction to shareholder proposals

•	Company performance and steps taken to improve bad performance (e.g., new executives/ directors, spin offs, etc.)

•	Existence of anti-takeover protections or other entrenchment devices

•	Opportunities for shareholder action (e.g., ability to act by written consent)

•	Existing ability for shareholders to call a special meeting
Right of Shareholders to Act by Written Consent
Glass Lewis strongly supports shareholders’ right to act by written consent. As with the right to call special meetings, we believe such rights should be limited to, again depending on company size, a minimum of 10-15% of the shareholders requesting action by written consent, to prevent abuse and waste of corporate resources. Again, we believe a lower threshold may leave companies subject to meetings that may disrupt business operations to focus on the interests of a minority of owners. But we will support proposals to allow shareholders to act by written consent without a minimum threshold because shareholders are better off with this right than without it, and the benefit to shareholders outweighs the potential for abuse.
Board Composition
Glass Lewis believes the selection and screening process for identifying suitably qualified candidates for a company’s board of directors is one which requires the judgment of many factors, including the balance of skills and talents, as well as the breadth and diversity of experience of candidates and existing board members.
The diversity of skills, abilities and points of view can foster the development of a more creative and effective board. In general, however, we do not believe that it is in the best interests of shareholders for firms to be beholden to arbitrary rules regarding its board composition. We believe such matters should be left to a board’s nominating committee, which is generally responsible for establishing and implementing policies regarding the composition of the board, and which can be held accountable through their election.
Reimbursement of Solicitation Expenses
Glass Lewis feels that in some circumstances, replacing some or all directors on a company’s board is warranted where the incumbent director or directors have failed in their oversight of management by failing to address continuously poor performance. Where a dissident shareholder is seeking reimbursement for his or her expenses and has received the support of a majority of shareholders, Glass Lewis generally will recommend in favor of reimbursing the dissident for expenses incurred in waging the contest.
In those rare caseswhere a shareholder has put the shareholder’s own time and money into a successful campaign to unseat a poorly performing director, we feel that the dissident should be entitled to reimbursement of expenses by the company. In such a situation, other shareholders express their agreement by virtue of their majority vote for the dissident and will share in the improved company performance.

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Since contests are expensive and distracting to the management and the board, to avoid encouraging nuisance or agenda-driven contests, we only support the reimbursement of expenses where the dissident has convinced at least a majority of shareholders to support a certain candidate(s).
COMPENSATION
Severance Agreements
As a general rule, Glass Lewis believes that shareholders should not be involved in the approval of individual severance plans. Such matters should be left to the board’s compensation committee, which can be held accountable for its decisions through the election of its director members.
However, when proposals are crafted to only require approval if the benefit exceeds 2.99 times the amount of the executive’s base salary plus bonus, Glass Lewis typically supports such requests. Above this threshold, based on the executive’s average annual compensation for the most recent five years, the company can no longer deduct severance payments as an expense, and thus shareholders are deprived of a valuable benefit. We believe that shareholders should be consulted before relinquishing such a right, and that implementing such policies would still leave companies with sufficient freedom to enter into the vast majority of severance arrangements.
Additionally, investors should monitor severance agreements when they are initially put in place. If shareholders initially approved of a severance agreement, it is inappropriate to vote against the compensation committee later on when the severance agreement goes into effect. However, in the absence of a shareholder vote on severance agreements, Glass Lewis will evaluate the role of the compensation committee when the agreement was adopted.
Advisory Vote on Executive Compensation (“Say-on-Pay”)
As noted above, Glass Lewis does not believe shareholders should be involved in the design, negotiation, management or approval of compensation packages. Such matters should be left to the compensation committee, which can be held accountable for its decisions through their election.
In the case of advisory votes on compensation, however, proposals are typically crafted to allow shareholders a non-binding vote on the company’s executive officers’ compensation and policies. Glass Lewis believes that the advisory vote therefore provides an effective mechanism for enhancing transparency in setting executive pay, improving accountability to shareholders, and providing for a more effective link between pay and performance. Where shareholders believe compensation packages are inappropriately structured, a high negative vote could compel the board to reexamine its compensation practices and act accordingly. While a vote to approve the report will not directly affect the board’s ability to set compensation policy, it will allow shareholders to register their opinions regarding the company’s compensation practices.
While still somewhat nascent, empirical research regarding the effects of advisory votes in certain non-US markets paints a broadly positive picture of the impact of such votes. In particular, a 2004 study for the British Department of Trade and Industry found that the advisory voting requirement has resulted in “a number of well publicized situations where [compensation] committees have changed their policy or practice as a result of direct shareholder voting.” (“Report on the Impact of the Directors’ Remuneration Report Regulations.” Deloitte & Touche. 2004). The study also found that the extent to which companies consulted shareholders about compensation practices has greatly increased over the past two years.
Further empirical evidence suggests that CEO compensation in the UK has been more sensitive to negative operating metrics following the introduction of the remuneration report vote than in prior

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periods, indicating a decrease in “rewards for failure”. (Fabrizio Ferri and David Maber. “Say on Pay Vote and CEO Compensation: Evidence from the UK.” SSRN: http://ssrn.com/abstract=1169446. June 30, 2008.)
We recognize that criticism has been raised with respect to shareholder advisory votes, such as injecting shareholders too far into compensation decisions and limiting the flexibility of companies to uniquely tailor their compensation policies asthey strive to conform to external guidelines. (Laraine S. Rothenberg and Todd S. McCafferty. “‘Say on Pay’: Linking Executive Pay to Performance”. New York Law Journal. September 24, 2008). However, we do not believe these arguments are persuasive since shareholders are already, and increasingly, reviewing all aspects of compensation irrespective of an opportunity to cast an advisory vote on compensation. Indeed, a growing number of institutional investors vote against compensation committee members as a means to express concern or dissatisfaction with companies’ compensation practices. As a result, some of these institutions do not feel the adoption of advisory votes is necessary since they will vote against compensation committee members directly.
Glass Lewis does, however, recognize that the use of advisory compensation votes does not necessarily reduce executive compensation. One recent study that found that executive remuneration in the UK has continued to rise at the same rate as prior to the adoption of say on pay, indicating a general failure to curb executive compensation. (Jeffrey Gordon. “‘Say on Pay’: Cautionary Notes on the UK Experience and the Case for Muddling Through.” Columbia Law and Economics Working Paper No. 336. SSRN: http:// ssrn.com/abstract=1262867. September 3, 2008). We, however, do not believe that the purpose of an advisory vote on compensation is to “rein in” executive pay. Rather it is to ensure that the remuneration paid to executives is firmly tied to the creation and advancement of long-term shareholder value.
Bonus Recoupments (“Clawbacks”)
Glass Lewis carefully reviews the compensation awarded to senior executives and we believe that senior executives of a company should never receive compensation for performance that was not achieved by the company.
We believe shareholders would be well-served by requiring the board to adopt a more detailed and stringent policy on recouping unearned bonuses, rather than relying on regulatory action such as requirements under Sarbanes Oxley. When examining proposals that require companies to recoup executives’ bonuses paid as a result of faulty accounting, Glass Lewis will first look to see if the company has already adopted a policy to recoup bonuses awarded to senior executives during a restatement, and whether that policy is included in the CEO’s contract. When the board has already committed to a proper course, in our opinion, and their current policy covers the major tenets of the proposal at hand while giving the board adequate flexibility to exercise discretion over these matters, we see no need for further action.
In some instances, shareholder proposals call for board action that may contravene the board’s legal obligations under existing employment agreements with executives. In addition, the board’s ability to exercise its judgment and reasonable discretion on this issue may be excessively limited under such proposals, which may not be warranted, depending on the specific situation of the company in question. We believe it is reasonable that a recoupment policy should only affect senior executives and those directly responsible for the company’s accounting errors.
Where a company is giving a new contract to an executive that does not include a clawback provision and the company has had a material restatement, especially if the restatement was due to fraud, Glass Lewis will recommend voting against the responsible members of the compensation committee. Compensation committee members have an obligation to build in reasonable controls to executive contracts to prevent payments in the case of inappropriate behavior.

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Linking Executive Pay to Social Criteria
We recognize that companies’ involvement in environmentally sensitive and labor-intensive industries influences the degree to which a firm’s overall strategy must weigh environmental and social concerns. However, we also understand that the value generated by incentivizing executives to prioritize environmental and social issues is difficult to quantify and therefore measure, and necessarily varies among industries and companies.
When reviewing such proposals seeking to tie executive compensation to environmental or social practices, we will review the target firm’s compliance with (or violation of) applicable laws and regulations, and examine any history of environmental and social related concerns including those resulting in material investigations, lawsuits, fines and settlements. We will also review the firm’s current compensation policies and practice. However, with respect to executive compensation, Glass Lewis generally believes that such policies should be left to the compensation committee. We view the election of directors, specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval of board policy on this issue.
ENVIRONMENT
When management and the board have displayed disregard for environmental risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental risks that threaten shareholder value, we believe shareholders should hold directors accountable when they face reelection. We believe it is prudent for management to assess its potential exposure to all risks, including environmental and regulations pertaining thereto and incorporate this information into its overall business risk profile.
Glass Lewis recognizes the significant financial, legal and reputational risks to companies resulting from poor environmental practices or negligent oversight thereof. We believe part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have environmental implications. Further, directors should monitor management’s performance in mitigating the environmental risks attendant with relevant operations in order to eliminate or minimize the risks to the company and shareholders.
While Glass Lewis recognizes that most environmental concerns are best addressed via avenues other than proxy proposals, when a substantial environmental risk has been ignored or inadequately addressed, we may recommend voting against responsible members of the governance committee. In some cases, we may recommend voting against all directors who were on the board when the substantial risk arose, was ignored, or was not mitigated.
Climate Change and Green House Gas Emission Disclosure Proposals
Glass Lewis will consider recommending a vote in favor of a reasonable shareholder proposal to disclose a company’s climate change and/or green house gas emission approaches when (i) a company has encountered problems such as lawsuits and/or government investigations or investors have established a link to impact on shareholder value from climate change and/or green house gas emission regulations, and (ii) the company has failed to adequately disclose how it has addressed these problems. We will examine such proposals in light of requests made to the company for additional information, its response and whether there is a reasonable case as to the negative implications to shareholders and the company.

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With respect to climate risk, Glass Lewis believes companies should actively consider their exposure to:
Direct environmental risk: Companies should evaluate their financial exposure to a potential rise in sea levels, increased wildfires and extreme weather, reduced air quality, water availability and public health problems brought on by higher temperatures.
Risk due to legislation/regulation: We believe companies, and particularly those operating in carbon-intensive industries, should evaluate their exposure to a potential increase or shift in environmental regulation with respect to their operations.
Legal and reputational risk: As has been seen relating to other environmental, social and governance matters, failure to take action may carry the risk of damaging negative publicity and potentially costly litigation.
As such, Glass Lewis will consider recommending a vote in favor of a reasonable proposal to disclose a company’s climate change and/or greenhouse gas emission strategies when (i) a company has suffered financial impact from reputational damage, lawsuits and/or government investigations, (ii) there is a strong link between climate change and/or its resultant regulation and shareholder value at the firm, and (iii) the company has failed to adequately disclose how it has addressed these risks.
Sustainability
With respect to shareholder proposals requesting that a firm produce a sustainability report, when evaluating these requests we will consider, among other things:
•	The financial risk to the company from the firm’s environmental practices and/or regulation;

•	The relevant company’s current level of disclosure;

•	The level of sustainability information disclosed by the firm’s peers;

•	The industry in which the firm operates;

•	The level and type of sustainability concerns/controversies at the relevant firm, if any;

•	The time frame within which the relevant report is to be produced; and

•	The level of flexibility granted to the board in the implementation of the proposal.
Sustainable Forestry
Sustainable forestry provides for the long-term sustainable management and use of trees and other non-timber forest products. Retaining the economic viability of forests is one of the tenets of sustainable forestry, along with encouraging more responsible corporate use of forests. Sustainable land use and the effective management of land are viewed by some shareholders as important in light of the impact of climate change. Forestry certification has emerged as a way that corporations can address prudent forest management. There are currently several primary certification schemes such as the Sustainable Forestry Initiative (“SFI”) and the Forest Stewardship Council (“FSC”).
There are nine main principles that comprise the SFI: (i) sustainable forestry; (ii) responsible practices; (iii) reforestation and productive capacity; (iv) forest health and productivity; (v) long-term forest and soil productivity; (vi) protection of water resources; (vii) protection of special sites and biodiversity; (viii) legal compliance; and (ix) continual improvement.
The FSC adheres to ten basic principles: (i) compliance with laws and FSC principles; (ii) tenure and use rights and responsibilities; (iii) indigenous peoples’ rights; (iv) community relations and workers’ rights;

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(v) benefits from the forest; (vi) environmental impact; (vii) management plan; (viii) monitoring and assessment; (ix) maintenance of high conservation value forests; and (x) plantations.
Shareholder proposals regarding sustainable forestry have typically requested that the firm comply with the above SFI or FSC principles as well as to assess the feasibility of phasing out the use of uncertified fiber and increasing the use of certified fiber. We will evaluate target firms’ current mix of certified and uncertified paper and the firms’ general approach to sustainable forestry practices, both absolutely and relative to its peers but will only support proposals of this nature when we believe that the proponent has clearly demonstrated that the implementation of this proposal is clearly linked to an increase in shareholder value.
SOCIAL ISSUES
Non-Discrimination Policies
Where there is clear evidence of employment practices resulting in significant negative economic exposure to the company, Glass Lewis will support shareholder proposals that seek to address labor policies, such as shareholder proposals calling for increased disclosure of labor policies and of steps a company has taken to mitigate the risks associated with those policies.
Glass Lewis recognizes that companies with a record of poor labor relations or treatment of its workers can face risks, such as employee lawsuits, poor employee work performance and turnover, and regulatory investigations. Glass Lewis will hold directors accountable for company decisions related to labor and employment problems.
As risk associated with sensitive issues such as EEO policies and investigations of discrimination have the potential to directly affect shareholder value, we believe shareholders should closely monitor the company’s policies regarding these issues. As an increasing number of peer companies adopt inclusive EEO policies, companies without comprehensive policies may face damaging recruitment, reputational and, potentially, legal risks. We recognize that the theoretical increase in, or protection of, shareholder value resulting from inclusive employment policies may be difficult, if not impossible, to identify or measure.
However, we believe that a pattern of making financial settlements as a result of lawsuits based on discrimination could indicate exposure to findings of discriminatory employment practices. As such, shareholders could, in some instances, benefit from codifying nondiscriminatory policies.
MacBride Principles
To promote peace, justice and equality regarding employment in Northern Ireland, Dr. Sean MacBride, founder of Amnesty International and Nobel Peace laureate, proposed the following equal opportunity employment principles:
1. Increasing the representation of individuals from underrepresented religious groups in the workforce including managerial, supervisory, administrative, clerical and technical jobs;
2. Adequate security for the protection of minority employees both at the workplace and while traveling to and from work;
3. The banning of provocative religious or political emblems from the workplace;
4. All job openings should be publicly advertised and special recruitment efforts should be made to attract applicants from underrepresented religious groups;

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5. Layoff, recall, and termination procedures should not, in practice, favor particular religious groupings;
6. The abolition of job reservations, apprenticeship restrictions, and differential employment criteria, which discriminate on the basis of religion or ethnic origin;
7. The development of training programs that will prepare substantial numbers of current minority employees for skilled jobs, including the expansion of existing programs and the creation of new programs to train, upgrade, and improve the skills of minority employees;
8. The establishment of procedures to assess, identify and actively recruit minority employees with potential for further advancement; and
9. The appointment of senior management staff member to oversee the company’s affirmative action efforts and setting up of timetables to carry out affirmative action principles.
Proposals requesting the implementation of the above principles are typically proposed at firms that operate, or maintain subsidiaries that operate, in Northern Ireland. In each case, we will examine the company’s current equal employment opportunity policy and the extent to which the company has been subject to protests, fines, or litigation regarding discrimination in the workplace, if any. Further, we will examine any evidence of the firm’s specific record of labor concerns in Northern Ireland.
Human Rights
Glass Lewis believes explicit policies set out by companies’ boards of directors on human rights provides shareholders with the means to evaluate whether the company has taken steps to mitigate risks from its human rights practices. As such, we believe that it is prudent for firms to actively evaluate risks to shareholder value stemming from global activities and human rights practices along entire supply chains. Findings and investigations of human rights abuses can inflict, at a minimum, reputational damage on targeted companies and have the potential to dramatically reduce shareholder value. This is particularly true for companies operating in emerging market countries in extractive industries and in politically unstable regions.
As such, while we typically rely on the expertise of the board on these important policy issues, we recognize that, in some instances, shareholders could benefit from increased reporting or further codification of human rights policies.
Military and US Government Business Policies
Glass Lewis believes that disclosure to shareholders of information on key company endeavors is important. However, we generally do not support resolutions that call for shareholder approval of policy statements for or against government programs, most of which are subject to thorough review by the federal government and elected officials at the national level. We also do not support proposals favoring disclosure of information where such disclosure is already mandated by law, unless circumstances exist that warrant the extra disclosure.
Foreign Government Business Policies
Where a corporation operates in a foreign country, Glass Lewis believes that the company and board should maintain sufficient controls to prevent illegal or egregious conduct with the potential to decrease shareholder value, examples of which include bribery, money laundering, severe environmental violations or proven human rights violations. We believe that shareholders should hold board members, and in particular members of the audit committee and CEO, accountable for these issues when they face reelection, as these concerns may subject the company to financial risk such as fines for violating

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the Foreign Corrupt Practices Act. In some instances, we will support appropriately crafted shareholder proposals specifically addressing concerns with the target firm’s actions outside its home jurisdiction.
Health Care Reform Principles
Health care reform in the United States has long been a contentious political issue and Glass Lewis therefore believes firms must evaluate and mitigate the level of risk to which they may be exposed regarding potential changes in health care legislation. In 2009, Glass Lewis reviewed multiple shareholder proposals requesting that boards adopt principles for comprehensive health reform, such as the following based upon principles reported by the Institute of Medicine:
•	Health care coverage should be universal;

•	Health care coverage should be continuous;

•	Health care coverage should be affordable to individuals and families;

•	The health insurance strategy should be affordable and sustainable for society; and

•	Health insurance should enhance health and well-being by promoting access to high-quality care that is effective, efficient, safe, timely, patient-centered and equitable.
Given the current national debate regarding health care, we typically believe that individual board rooms are not the appropriate forum in which to address evolving and contentious national policy issues. The adoption of a narrow set of principles could limit the board’s ability to comply with new regulation or to appropriately and flexibly respond to health care issues as they arise. As such, barring a compelling reason to the contrary, we typically do not support the implementation of national health care reform principles at the company level.
Tobacco
Glass Lewis recognizes the contentious nature of the production, procurement, marketing and selling of tobacco. However, we typically do not support proposals requesting that firms shift away from, or significantly alter, the legal production or marketing of core products. We also recognize that tobacco companies are particularly susceptible to reputational and regulatory risk due to the nature of its operations. As such, we will consider supporting uniquely tailored and appropriately crafted shareholder proposals requesting increased information or the implementation of suitably broad policies at target firms on a case-by-case basis.
Reporting Contributions and Political Spending
Glass Lewis believes that disclosure of how a company uses its funds is an important component of corporate accountability to shareholders. In our view, a rigorous oversight process can minimize a company’s exposure to legal, reputational and financial risk by ensuring that corporate assets are used to enhance shareholder value in accordance with federal and state law, consistent with a company’s stated values, and the long-term interests of the company.
While corporate contributions to national political parties and committees controlled by federal officeholders are prohibited under federal law, corporations can legally donate to state and local candidates, organizations registered under 26 USC Sec. 527 of the Internal Revenue Code and state-level political committees. There is, however, no standardized manner in which companies must disclose this information. As such, shareholders often must search through numerous campaign finance reports and detailed tax documents to ascertain even limited information. Corporations also frequently join trade associations, generally paying dues to do so, as a means for corporate political action. However,

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trade associations are neither required to report funds they receive for nor spend on political activity. Therefore, the tracking of corporate expenditures to political causes through trade associations can be impossible, often leaving corporations unable to determine for themselves which causes or campaigns their dues or donations have gone to support. Since not all donations to trade organizations are used strictly for political purposes, we question how corporations are able to assess the efficacy of such donations or determine the effect of such expenditure on long-term shareholder value.
Further, the empirical evidence regarding the benefit to shareholders of corporate political contributions remains unclear. In one study of firm-level contributions to U.S. political campaigns from 1979 to 2004, researchers found that measures of support to candidates were positively and significantly correlated with a cross-section of future returns. This was especially the case when those contributions went to a large number of candidates in the same state as the contributing firm (Michael J. Cooper, Huseyin Gulen and Alexei V. Ovtchinnikov. “Corporate Political Contributions and Stock Returns.” SSRN. September 26, 2008). However, in a separate study of political contributions from 1991 to 2004, researchers found donations to be negatively correlated with future excess returns with only limited support for the contention that political donations represent an investment in political capital (Rajash K. Aggarwal, Felix Meschke and Tracy Yue Wang. “Corporate Political Contributions: Investment or Agency?” SSRN. August 11, 2008).
Given that political donations are strategic decisions intended to increase shareholder value and have the potential to negatively affect the company, we believe the board should either implement processes and procedures to ensure the proper use of the funds or closely evaluate the process and procedures used by management. At least one study found that close board oversight of lobbying strategies may minimize instances of the company contributing to causes that are not in shareholders best interests (Robert Repetto. “Best Practice in Internal Oversight of Lobbying Practice”. Yale Center for Environmental Law & Policy. September 1, 2006).
When evaluating whether the report requested would benefit shareholders, Glass Lewis seeks answers to the following three key questions:
•	Is the Company’s disclosure comprehensive and readily accessible?

•	How does the Company’s political expenditure policy and disclosure compare to its peers?

•	What is the Company’s current level of oversight?
Glass Lewis will consider supporting a proposal seeking increased disclosure of corporate political expenditure and contributions if the firm’s current disclosure is insufficient, is lacking compared to its peers, and where there is inadequate board oversight, evidenced by some evidence or credible allegation that the Company is mismanaging corporate funds through political donations or has a record of doing so. We will, in each case, consider the merits of the proposal in the context of relevant company. If Glass Lewis discovers particularly egregious actions by the company, we will consider recommending voting against the governance committee members or other responsible directors.
Animal Welfare
Glass Lewis believes that it is prudent for management to assess potential exposure to regulatory, legal and reputational risks associated with all business practices including those related to animal welfare; failure to take action on certain issues may carry the risk of fines and damaging negative publicity. A high profile campaign launched against a company could result in shareholder action, a reduced customer base, protests and potentially costly litigation.

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However, in general, we believe that the board and management are in the best position to determine policies relating to the care and use of animals. As such, we will typically vote against proposals seeking to eliminate or limit board discretion regarding animal welfare unless there is a clear and documented link between the board’s policies and the degradation of shareholder value.

For More Information About
Glass Lewis’ Policies
OR APPROACH TO PROXY ANALYSIS,
PLEASE VISIT
WWW.GLASSLEWIS.COM
OR CONTACT
Chief Policy Officer
Robert McCormick at +1 415 678-4228

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France
Tel:+33 9 54 88 99 10
Fax:+33 1 77 72 26 27
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Japan
Glass Lewis Japan K.K.
Kabuto-cho
No. 2 Bldg., 6F
9-2 Nihonbashi, Kabuto-cho
Chuo-ku, Tokyo
103-0026 Japan
Tel/Fax: +81 03-6273-8647
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Please direct general inquiries to info@glasslewis.com